   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001



                                                      REGISTRATION NOS. 33-85442
                                                                        811-8828

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM N-4


                                -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                          PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 13                  [X]



                                      AND
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                                AMENDMENT NO. 19                          [X]



                        (CHECK APPROPRIATE BOX OR BOXES)

                                -----------------

                  NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        NEW ENGLAND LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                501 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02117
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                 DEPOSITOR'S TELEPHONE NUMBER: 617-578-2000

   NAME AND ADDRESS OF AGENT FOR
              SERVICE:                               COPY TO:

          Anne M. Goggin                     Stephen E. Roth, Esquire
 Senior Vice President and General        Sutherland Asbill & Brennan LLP
              Counsel                     1275 Pennsylvania Avenue, N.W.
     New England Life Insurance            Washington, D.C. 20004-2404
              Company
        501 Boylston Street
    Boston, Massachusetts 02117


  It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

  [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
  [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  Title of Securities Being Registered:  Individual Variable Annuity Contracts

================================================================================

This registration statement incorporates by reference the prospectuses dated May 1, 2000 and the supplement dated May 1, 2000 to the prospectuses dated
May 1, 2000 for the contracts, each as filed in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-85442) filed on
April 27, 2000.


This registration statement also incorporates by reference the prospectus dated January 22, 2001 for the contracts, as filed in Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 33-85442) filed on
January 19, 2001.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                 INDIVIDUAL VARIABLE ANNUITY CONTRACT PROFILE

                            AMERICAN GROWTH SERIES

                               May 1, 2001

  THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

  "We," "us," and "our" refer to New England Life Insurance Company. "You" and "your" refer to the owner of a Contract.

  1. WHAT IS THE CONTRACT? The Contract is an individual variable annuity contract that provides a means of investing on a tax-deferred basis through the New England Variable Annuity Separate Account (the "Variable Account") in one or more of twelve series of the New England Zenith Fund, thirteen Portfolios of the Metropolitan Series Fund, Inc., five Portfolios of the Met Investors Series Trust, or three Portfolios of the American Funds Insurance Series (the "Funds"). (Not all of the sub-accounts may be available as of the date of this Profile. Consult your registered representative concerning availability.) The Contract is intended for individuals and some qualified and non-qualified retirement plans. It provides a death benefit and annuity payment options, some of which provide guaranteed income or guaranteed payment periods.

  The Funds offer a range of investment objectives, from conservative to aggressive. Your investment in the Funds is NOT guaranteed and you could lose some or all of any money you allocate to the Funds.

  You may allocate all or part of your Contract Value to the "Fixed Account." We guarantee interest on amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We may credit a higher rate of interest. The Fixed Account option offers you an opportunity to protect your principal and earn a guaranteed rate of interest.

  The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The annuity phase begins when you begin receiving payments under one of the annuity payment options described in Section 2. The amount of money accumulated under your Contract during the accumulation phase determines the amount of your annuity payments during the annuity phase.

  2. WHAT ARE MY ANNUITY OPTIONS? The Contract offers the following annuity payment options, either in a fixed or variable form:

  . Income for a specified number of years;

  . Income for life;

  . Income for life, but guaranteed for at least 10 years (this is your default option);

  . Income for life, but guaranteed for at least 20 years;

  . Income to age 100;

  . Income for two lives, while either is still living;

  . Income for two lives, but guaranteed for at least 10 years; and

  . Income for two lives, with full payments while both are living and two-thirds to the survivor.

  We may make other annuity payment options available from time to time. The Contract, when issued, will provide for the third option in variable form, beginning at age 95 (or the maximum age permitted by state law).

During the accumulation phase, you may select another option, and/or start annuity payments (that is, annuitize) at an earlier date by surrendering the Contract. If annuity payments start less than 7 years after you make an investment in the Contract, charges may apply.

  3. HOW DO I PURCHASE A CONTRACT? The minimum initial investment is currently $5,000, and any subsequent investments must be at least $250, with certain exceptions described in the Prospectus. We may refuse to accept any purchase payment that would cause your Contract Value, including the value of all other Contracts that you own with us, to exceed $1,000,000. Currently, we will not accept any investment that would cause your Contract Value, including the value of all other Contracts you own with us to exceed $5,000,000.

  You are eligible to purchase a Contract if you are an individual, employer, trust, corporation, partnership, custodian, or any entity specified in an eligible employee benefit plan. A Contract may have joint owners. The Contract may be purchased for use with the following retirement plans which offer Federal tax benefits under the Internal Revenue Code (the "Code"):

  Qualified Plans--plans qualified under Section 401(a) or 403(a) of the Code.

  TSA Plans--certain annuity plans under Section 403(b) of the Code.

  IRAs--individual retirement accounts under Section 408(a) of the Code and individual retirement annuities under Section 408(b) of the Code.

  Roth IRAs--Roth individual retirement accounts under Section 408A of the Code.

  SEPs and SARSEPs--simplified employee pension plans and salary reduction simplified employee pension plans under Section 408(k) of the Code. (SARSEPs are only available if the plan was established prior to January 1, 1997.)

  SIMPLE IRAs--simple retirement accounts under Section 408(p) of the Code.

  457 Plans--eligible deferred compensation plans under Section 457 of the Code.

  Governmental Plans--governmental plans within the meaning of Section 414(d) of the Code.

The Contract may not yet be available to all of the foregoing plans, pending appropriate state approvals. You should consult a qualified advisor about using the Contract with those plans. We may make the Contract available for use with Section 401(k) plans. The Contract is not currently available for use with other plans, including TSA plans subject to the Employee Retirement Income Security Act of 1974.

  FOR ANY TAX QUALIFIED ACCOUNT E.G., 401(K) PLAN OR IRA, THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

  4. WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACT? You can allocate your investment to one or more sub-accounts (within limits), which in turn invest in the below Funds.

       NEW ENGLAND ZENITH FUND             MetLife Stock Index Portfolio*
                                            MetLife Mid Cap Stock Index
Back Bay Advisors Money Market Series                Portfolio*
 Back Bay Advisors Bond Income Series       Morgan Stanley EAFE(R) Index
   Salomon Brothers Strategic Bond                   Portfolio*
         Opportunities Series             Russell 2000(R) Index Portfolio*
   Salomon Brothers U.S. Government       State Street Research Investment
                Series                            Trust Portfolio*
           Balanced Series              Neuberger & Berman Partners Mid Cap
      Alger Equity Growth Series                  Value Portfolio*
      Davis Venture Value Series              Janus Growth Portfolio*
 Harris Oakmark Mid Cap Value Series    Franklin Templeton Small Cap Growth
    Loomis Sayles Small Cap Series                   Portfolio*

      MFS Investors Trust Series
     MFS Research Managers Series            MET INVESTORS SERIES TRUST

  Westpeak Growth and Income Series
                                       Lord Abbett Bond Debenture Portfolio*
    METROPOLITAN SERIES FUND, INC.         MFS Mid-Cap Growth Portfolio*
                                       MFS Research International Portfolio*
  Putnam Large Cap Growth Portfolio        PIMCO Total Return Portfolio*
 Putnam International Stock Portfolio       PIMCO Innovation Portfolio*
 State Street Research Aurora Small Cap
            Value Portfolio*              AMERICAN FUNDS INSURANCE SERIES
       Janus Mid Cap Portfolio*
  Lehman Brothers(R) Aggregate Bond         American Funds Growth Fund*
           Index Portfolio*              American Funds Growth-Income Fund*
                                            American Funds Global Small
                                                Capitalization Fund*

In addition, the Fixed Account is available. AVAILABILITY OF THE STATE STREET RESEARCH AURORA SMALL CAP VALUE, JANUS MID CAP, LEHMAN BROTHERS(R) AGGREGATE BOND INDEX, METLIFE STOCK INDEX, METLIFE MID CAP STOCK INDEX, MORGAN STANLEY EAFE(R) INDEX, RUSSELL 2000(R) INDEX, STATE STREET RESEARCH INVESTMENT TRUST, NEUBERGER BERMAN PARTNERS MID CAP VALUE, JANUS GROWTH, FRANKLIN TEMPLETON SMALL CAP GROWTH, LORD ABBETT BOND DEBENTURE, MFS MID-CAP GROWTH, MFS RESEARCH INTERNATIONAL, PIMCO TOTAL RETURN, PIMCO INNOVATION, AMERICAN FUNDS GROWTH, AMERICAN FUNDS GROWTH-INCOME AND AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUNDS ARE SUBJECT TO ANY NECESSARY STATE INSURANCE DEPARTMENT APPROVAL. CONSULT YOUR REGISTERED REPRESENTATIVE CONCERNING AVAILABILITY OF THESE SUB-ACCOUNTS.

  5. WHAT ARE THE EXPENSES UNDER THE CONTRACT?

  Administration Charges. To cover the costs of the administrative services that we provide for the Contracts, we impose a daily charge at an annual rate of .10% of the daily net assets attributable to your Contract. We also impose an "administration contract charge" each year equal to the lesser of 2% of your total contract value and $30 to help cover the costs of the administrative services that we provide for the Contracts. We waive this charge in certain circumstances.

  Mortality and Expense Risk Charge. As compensation for assuming mortality and expense risks under the Contract, we impose a daily charge at an annual rate of 1.30% of the daily net assets of each sub-account (1.55% for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Funds). This charge, as a percentage of your Contract Value, is guaranteed not to increase over the life of your Contract.

  Contingent Deferred Sales Charge. No charge for sales expenses is deducted from your purchase payments when they are made. We do not impose a contingent deferred sales charge ("CDSC") on withdrawals up to a certain amount each year (the "free withdrawal amount"). We do, however, impose a CDSC upon the occurrence of a "CDSC event," one of which is a withdrawal or surrender (including a surrender to start annuity payments) in excess of the free withdrawal amount. All of the CDSC events are described in the Prospectus.

  The CDSC is deducted only from the investments that we received from you within seven years of the CDSC event according to the following schedule:

               NUMBER OF YEARS SINCE WE  APPLICABLE
               RECEIVED THE INVESTMENT   CDSC CHARGE
               ------------------------  -----------
                  1.....................       7%
                  2.....................       6%
                  3.....................       5%
                  4.....................       4%
                  5.....................       3%
                  6.....................       2%
                  7.....................       1%
                  Thereafter............       0%

We will waive the CDSC in certain circumstances.

  Premium Tax Charges. Some states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. Currently South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the death proceeds (including application of the death proceeds to the beneficiary continuation provision). Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or death proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment and from 1% to 3 1/2% of the Contract Value (or, if applicable, death proceeds) for all other Contracts.

  Other Expenses. In addition to our charges under the Contract, each Fund deducts amounts from its assets to pay for its advisory fees and other expenses.

  The following chart is designed to help you understand the charges in the Contract. The column "Total Annual Charges" shows the total of the administration contract charge (which is represented as .07%), the .10% administration asset charge, the 1.30% mortality and expense risk charge (1.55% for certain sub-accounts), and the investment charges for each Fund for the year ended December 31, 2000 (as a percentage of average net assets after giving effect to any current expense cap or expense deferral). The Janus Growth, Franklin Templeton Small Cap Growth, MFS Mid-Cap Growth, MFS Research International, PIMCO Total Return and PIMCO Innovation Portfolios reflect anticipated annual operating expenses for 2001. The next two columns show the dollar amount of charges you would pay assuming that you invested $1,000 in a Contract which earns 5% annually and further assuming that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years: (1) at the end of one year, and (2) at the end of ten years. In the first example, a CDSC will be charged because you would be surrendering or annuitizing the Contract within seven years of making the investment. In the second example, there would be no CDSC. We are also assuming that no premium taxes have been assessed in either example. For more detailed information, see the Expense Table in the Prospectus for the Contract.

                            TOTAL    TOTAL ANNUAL          EXAMPLES OF TOTAL EXPENSES
                           ANNUAL    FUND CHARGES   TOTAL     PAID AT THE END OF:
                          INSURANCE    FOR YEAR    ANNUAL  ---------------------------
FUND                       CHARGES  ENDED 12/31/00 CHARGES   ONE YEAR      TEN YEARS
----                      --------- -------------- ------- ------------  -------------
Money Market............    1.47%         .41%      1.88%         $84.24  $      219.45
Bond Income.............    1.47%         .47%      1.94%          84.80         225.73
Strategic Bond Opportu-
 nities.................    1.47%         .78%      2.25%          87.68         257.56
U.S. Government.........    1.47%         .70%      2.17%          86.94         249.45
Balanced................    1.47%         .80%      2.27%          87.87         259.57
Equity Growth...........    1.47%         .79%      2.26%          87.78         258.56
Venture Value...........    1.47%         .79%      2.26%          87.78         258.56
Mid Cap Value...........    1.47%         .90%      2.37%          88.80         269.59
Small Cap...............    1.47%         .96%      2.43%          89.35         275.54
Investors...............    1.47%         .90%      2.37%          88.80         269.59
Research Managers.......    1.47%         .90%      2.37%          88.80         269.59
Growth and Income.......    1.47%         .73%      2.20%          87.22         252.50
Large Cap Growth........    1.47%        1.00%      2.47%          89.73         279.49
International Stock.....    1.47%        1.14%      2.61%          91.03         293.18
State Street Research
 Aurora Small Cap Value.    1.47%        1.05%      2.52%          90.19         284.41
Janus Mid Cap...........    1.47%         .95%      2.42%          89.26         274.55
Lehman Brothers Aggre-
 gate Bond Index........    1.47%         .62%      2.09%          86.19         241.27
MetLife Stock Index.....    1.47%         .53%      2.00%          85.35         231.98
MetLife Mid Cap Stock
 Index..................    1.47%         .70%      2.17%          86.94         249.45
Morgan Stanley EAFE In-
 dex....................    1.47%         .95%      2.42%          89.26         274.55
Russell 2000 Index......    1.47%         .80%      2.27%          87.87         259.57
State Street Research
 Investment Trust.......    1.47%         .75%      2.22%          87.41         254.52
Neuberger & Berman
 Partners Mid Cap Value.    1.47%        1.14%      2.61%          91.03         293.18
Janus Growth............    1.47%        1.20%      2.67%          91.58         298.99
Franklin Templeton Small
 Cap Growth.............    1.47%        1.30%      2.77%          92.50         308.57
Lord Abbett Bond
 Debenture..............    1.47%         .95%      2.42%          89.26         274.55
MFS Mid Cap Growth......    1.47%        1.05%      2.52%          90.19         284.41
MFS Research
 International..........    1.47%        1.25%      2.72%          92.05         303.79
PIMCO Total Return......    1.47%         .90%      2.37%          88.80         269.59
PIMCO Innovation........    1.47%        1.35%      2.82%          92.96         313.33
American Growth.........    1.72%         .63%      2.35%          88.61         267.59
American Growth-Income..    1.72%         .60%      2.32%          88.33         264.59
American Global Small
 Capitalization.........    1.72%        1.11%      2.83%          93.06         314.28

  6. HOW WILL MY INVESTMENT IN THE CONTRACT BE TAXED? You should consult a qualified tax advisor with regard to your Contract. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn or distributions are made. This deferral is designed to encourage long-term personal savings and supplemental retirement plans. Certain penalties may apply if amounts are withdrawn prematurely. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

  Special rules apply if the owner of a Contract is not a natural person. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

  7. DO I HAVE ACCESS TO MY MONEY? YOU HAVE ACCESS TO YOUR MONEY DURING THE ACCUMULATION PHASE BY SURRENDERING YOUR CONTRACT OR WITHDRAWING PART OF THE VALUE OF YOUR CONTRACT AT ANY TIME. UNDER CONTRACTS ISSUED UNDER CERTAIN TAX BENEFITED RETIREMENT PLANS, YOU MAY ALSO TAKE A LOAN AGAINST ITS VALUE. IF YOU MAKE A WITHDRAWAL, YOU MUST WITHDRAW AT LEAST $100 AND THE REMAINING VALUE OF YOUR CONTRACT MUST BE AT LEAST $1,000.

  Certain charges, such as the administration contract charge, CDSC, and premium tax charges, may be deducted on a surrender or withdrawal. Moreover, a withdrawal or surrender may cause you to incur income taxes or penalties under the Federal tax laws.

  After annuitization, under certain annuity options, you may withdraw the commuted value of the remaining payments.

  8. HOW HAVE THE FUNDS PERFORMED? THE FOLLOWING CHART SHOWS THE TOTAL RETURNS FOR EACH FUND FOR EACH OF THE LAST 10 YEARS (OR LESS IF THE FUND BEGAN LESS THAN 10 YEARS AGO), BASED ON A $1,000 PURCHASE PAYMENT. THE TOTAL RETURNS ARE ADJUSTED TO REFLECT ALL CONTRACT EXPENSES AND DEDUCTIONS DESCRIBED ABOVE EXCEPT THE CDSC AND PREMIUM TAX CHARGES. IF APPLIED, THESE CHARGES WOULD REDUCE THE PERFORMANCE FIGURES IN THE CHART. PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FUND                       2000     1999    1998    1997    1996    1995    1994    1993    1992    1991    1990
----                      ------   ------   -----   -----   -----   -----   -----   -----   -----   -----   -----
Money Market............    2.39 %   1.12 %  1.38 %  1.42 %  1.18 %  1.71 %  0.01 % (0.96)% (0.14)%  2.19%   4.03%
Bond Income.............    5.17 %  (3.28)%  6.01 %  7.71 %  1.49 % 17.57 % (6.53)%  9.06 %  4.59 % 13.95%   4.11%
Strategic Bond Opportu-
 nities.................    3.43 %  (2.22)% (1.60)%  7.16 % 10.14 % 14.73 %   N/A     N/A     N/A     N/A     N/A
U.S. Government.........    6.28 %  (3.76)%  3.48 %  4.22 % (0.85)% 10.43 %   N/A     N/A     N/A     N/A     N/A
Balanced................   (5.31)%  (8.25)%  5.62 % 12.35 % 12.78 % 20.06 %   N/A     N/A     N/A     N/A     N/A
Equity Growth...........  (15.71)%  31.18 % 44.17 % 21.98 %  9.50 % 43.64 %   N/A     N/A     N/A     N/A     N/A
Venture Value...........    6.86 %  14.62 % 11.41 % 29.81 % 21.85 % 34.35 %   N/A     N/A     N/A     N/A     N/A
Mid Cap Value...........   16.56 %  (3.18)% (8.72)% 13.48 % 13.45 % 25.40 % (4.65)%   N/A     N/A     N/A     N/A
Small Cap...............    2.50 %  28.27 % (4.64)% 21.20 % 26.44 % 24.06 %   N/A     N/A     N/A     N/A     N/A
Investors...............   (4.53)%    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Research Managers.......   (7.97)%    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Growth and Income.......   (7.74)%   6.48 % 21.08 % 29.50 % 14.02 % 31.40 % (5.58)%   N/A     N/A     N/A     N/A
Large Cap Growth........     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
International Stock.....  (13.92)%  19.91 %  2.73 % (5.56)%  2.23 %  1.76 %   N/A     N/A     N/A     N/A     N/A
State Street Research
 Aurora Small Cap Value.     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Janus Mid Cap...........  (33.41)% 115.55 % 32.86 % 26.34 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A
Lehman Brothers Aggre-
 gate Bond Index........    6.43 %  (5.96)%  1.18 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
MetLife Stock Index.....  (11.59)%  11.90 % 19.93 % 27.01 % 18.40 % 30.99 % (2.64)%  5.08 %  8.09 % 24.97 %  1.08 %
MetLife Mid Cap Stock
 Index..................     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Morgan Stanley EAFE In-
 dex....................  (18.33)%  19.81 %  7.90 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Russell 2000 Index......   (7.85)%  17.52 %  5.27 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
State Street Research
 Investment Trust.......   (8.28)%  15.88 %
Neuberger & Berman Part-
 ners Mid Cap Value.....   23.46 %  12.72 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Janus Growth............     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Franklin Templeton Small
 Cap Growth.............     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
Lord Abbett Bond Deben-
 ture...................   (3.53)%  (0.92)%  1.80 % 10.75 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A
MFS Mid Cap Growth......     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
MFS Research Interna-
 tional.................     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
PIMCO Total Return......     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
PIMCO Innovation........     N/A      N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
American Growth.........    2.45 %  54.21 % 32.37 % 26.84 % 10.28 % 29.54 % (2.56)% 12.79 % (7.90)% 26.55 % 10.09 %
American Growth-Income..    5.47 %    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
American Global Small
 Capitalization.........  (19.51)%  85.24 %   N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A

  The Putnam International Stock Portfolio commenced operations on October 31, 1994 and became available to American Growth Series Contracts on May 1, 2000. On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. The Morgan Stanley International Magnum Equity Series commenced operations on October 31, 1994. Performance figures for dates on or before December 1, 2000 reflect performance of the Morgan Stanley International Magnum Equity Series. The performance shown for the Lord Abbett Bond Debenture Portfolio's Class B shares is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust), whose assets were transferred to the Portfoio on February 12, 2001. The performance shown for the predecessor fund has been adjusted to reflect Class B's .25%, 12b-12 fee.

  9. DOES THE CONTRACT HAVE A DEATH BENEFIT? Yes. If you, the owner, die (or, annuitant if the owner is not an individual) prior to the annuity phase of the Contract, the Beneficiary receives a death benefit. The death benefit will be the greater of two values: (1) the value of your Contract next determined after the later of the date when we receive due proof of death or an election of continuation or payment from the beneficiary; or (2) the minimum guaranteed death benefit under the Contract, which we calculate using a formula described in the Prospectus. The death benefit may be taxable to the beneficiary.

  10. IS THERE ANYTHING ELSE I SHOULD KNOW? The Contract has several additional features that you may be interested in, including the following:

  Transfer Privilege. You can transfer from $100 to $500,000 of your Contract's value from one Fund to another free of charge. During the accumulation phase of the Contract, you can make as many transfers among the Funds as you like. However, different rules apply to transfers to and from the Fixed Account. Also, during the annuity phase, if you have chosen a variable payment option, you can only make one transfer between Funds per year, without our consent, and you cannot make transfers to the Fixed Account. We reserve the right to charge a transfer fee (although we do not currently do so) and to limit the number and amount of transfers in some circumstances.

  Dollar Cost Averaging. We offer an automated transfer privilege called "dollar cost averaging." Under this feature, you can instruct us to make monthly transfers from any one of your investment options to any other investment options, subject to certain limitations. A minimum of $100 must be transferred to each investment option that you select under this feature. Additionally, subject to state availability and to the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments which you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging. Please see the Prospectus for more information.

  Asset Rebalancing. We offer an asset rebalancing program for Contract Value. This feature automatically reallocates your Contract Value among the sub-accounts periodically (annually, semi-annually or quarterly) to return the allocation to the allocation percentages you specify.

  Systematic Withdrawals. This feature allows you to have a portion of your Contract Value withdrawn automatically on a monthly basis during the accumulation phase. As long as the amount of each withdrawal is at least $100, you can elect to withdraw a fixed dollar amount. Certain limitations may apply. Of course, you may have to pay taxes and a CDSC on these withdrawals.

  Free Look Right. You have a "free look right"; i.e., the right to return the Contract to us or your sales representative for cancellation within a certain number of days (usually 10, although this varies from state to state). If you exercise this right, we will cancel the Contract as of the day we receive your request and send you its value on that day. The value may be more or less than your initial investment in the Contract. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.

  11. WHO CAN I CONTACT FOR MORE INFORMATION? You can write to us at New England Annuities, P.O. Box 642, Boston, Massachusetts 02116, or call us at
(800) 435-4117. You can also get a recording of daily unit values by calling
(800) 333-2501. You can also request a copy of the Prospectus or Statement of Additional Information from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

                             AMERICAN GROWTH SERIES

                     Individual Variable Annuity Contracts
                                   Issued By
                New England Variable Annuity Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

  This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and nonqualified retirement plans. You may allocate purchase payments to one or more sub-accounts investing in these Eligible Funds of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund ("Metropolitan Fund") the Met Investors Series Trust and the American Funds Insurance Series.

                                        Putnam Large Cap Growth Portfolio
NEW ENGLAND ZENITH FUND                 Franklin Templeton Small Cap Growth
                                         Portfolio*
Back Bay Advisors Money Market          Morgan Stanley EAFE(R) Index
 Series                                  Portfolio*
Back Bay Advisors Bond Income           Putnam International Stock
 Series                                  Portfolio
Salomon Brothers Strategic Bond         Russell 2000(R) Index Portfolio*
 Opportunities Series                   State Street Research Aurora Small
Salomon Brothers U.S. Government         Cap Value Portfolio*
 Series                                 State Street Research Investment
Balanced Series                          Trust Portfolio*
Alger Equity Growth Series

Davis Venture Value Series              MET INVESTORS SERIES TRUST

Harris Oakmark Mid Cap Value Series
Loomis Sayles Small Cap Series          Lord Abbett Bond Debenture
MFS Investors Trust Series               Portfolio*
MFS Research Managers Series            PIMCO Total Return Portfolio*
Westpeak Growth and Income Series       MFS Mid-Cap Growth Portfolio*
                                        MFS Research International
METROPOLITAN SERIES FUND, INC.           Portfolio*
                                        PIMCO Innovation Portfolio*

Lehman Brothers(R) Aggregate Bond
 Index Portfolio*                       AMERICAN FUNDS INSURANCE SERIES

Janus Growth Portfolio*
Janus Mid Cap Portfolio*                American Funds Growth Fund*
MetLife Mid Cap Stock Index             American Funds Growth-Income Fund*
 Portfolio*                             American Funds Global Small
MetLife Stock Index Portfolio*           Capitalization Fund*
Neuberger Berman Partners Mid Cap
 Value Portfolio*

--------

 * Availability is subject to any necessary state insurance department approvals.

  You may also allocate purchase payments to a Fixed Account. Limits apply to transfers to and from the Fixed Account.

  Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.

  You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated May 1, 2001. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-58 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 399 Boylston St., Boston, Massachusetts 02116, 1-800-356-5015.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SEC MAINTAINS A WEB SITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                May 1, 2001

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                           PAGE
                                                                           ----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS.........................  A-4
HIGHLIGHTS................................................................  A-5
EXPENSE TABLE.............................................................  A-7
HOW THE CONTRACT WORKS.................................................... A-15
THE COMPANY............................................................... A-16
THE VARIABLE ACCOUNT...................................................... A-16
INVESTMENTS OF THE VARIABLE ACCOUNT....................................... A-16
 Investment Advice........................................................ A-20
 Share Classes of the Eligible Funds...................................... A-21
 Substitution of Investments.............................................. A-21
GUARANTEED OPTION......................................................... A-22
THE CONTRACTS............................................................. A-22
 Purchase Payments........................................................ A-22
 Ten Day Right to Review.................................................. A-22
 Allocation of Purchase Payments.......................................... A-22
 Contract Value and Accumulation Unit Value............................... A-23
 Payment on Death Prior to Annuitization.................................. A-23
  Beneficiary Continuation................................................ A-24
  Special Options for Spouse.............................................. A-25
 Transfer Privilege....................................................... A-25
 Dollar Cost Averaging.................................................... A-26
 Asset Rebalancing........................................................ A-27
 Surrenders............................................................... A-27
 Systematic Withdrawals................................................... A-28
 Loan Provision for Certain Tax Benefited Retirement Plans................ A-29
 Disability Benefit Rider................................................. A-30
 Suspension of Payments................................................... A-30
 Ownership Rights......................................................... A-30
 Requests and Elections................................................... A-31
 Confirming Transactions.................................................. A-31
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUC-
 TIONS.................................................................... A-32
 Administration Contract Charge........................................... A-32
 Administration Asset Charge.............................................. A-32
 Mortality and Expense Risk Charge........................................ A-32
 Contingent Deferred Sales Charge......................................... A-33
 Premium Tax Charge....................................................... A-35
 Other Expenses........................................................... A-36
ANNUITY PAYMENTS.......................................................... A-36
 Election of Annuity...................................................... A-36
 Annuity Options.......................................................... A-36
 Amount of Variable Annuity Payments...................................... A-38
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................ A-38
FEDERAL INCOME TAX STATUS................................................. A-39
 Introduction............................................................. A-39
 Taxation of the Company.................................................. A-39
 Tax Status of the Contract............................................... A-39
 Taxation of Annuities.................................................... A-40

                                                                           PAGE
                                                                           ----
 Qualified Contracts...................................................... A-43
  (i)Plan Contribution Limits............................................. A-43
TSA Plans................................................................. A-43
IRAs, SEPs, SARSEPs, SIMPLE IRAs and Roth IRAs............................ A-44
Roth IRAs................................................................. A-44
Section 457 Plans......................................................... A-44
Qualified Plans........................................................... A-45
  (ii) Distributions from the Contract.................................... A-45
Mandatory Withholding on Certain Distributions............................ A-45
Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs, Roth IRAs and Governmen-
 tal Plans................................................................ A-45
Section 457 Plans......................................................... A-46
 Withholding.............................................................. A-47
 Possible Changes in Taxation............................................. A-47
 Other Tax Consequences................................................... A-47
 General.................................................................. A-47
VOTING RIGHTS............................................................. A-47
DISTRIBUTION OF CONTRACTS................................................. A-48
THE FIXED ACCOUNT......................................................... A-48
 Contract Value and Fixed Account Transactions............................ A-49
INVESTMENT PERFORMANCE INFORMATION........................................ A-49
 Standard Return.......................................................... A-50
 Non-Standard Return...................................................... A-50
 Other Performance........................................................ A-50
FINANCIAL STATEMENTS...................................................... A-50
ACCUMULATION UNIT VALUES.................................................. A-51
APPENDIX A: Consumer Tips................................................. A-53
APPENDIX B: Contingent Deferred Sales Charge.............................. A-54
APPENDIX C: Premium Tax................................................... A-55
APPENDIX D: Exchanged Contracts........................................... A-56
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................. A-58

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

  We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

  ANNUITANT. The person on whose life the Contract is issued.

  ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

  ANNUITY UNIT. An accounting device used to calculate the dollar amount of annuity payments.

  BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

  CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract anniversary thereafter.

  DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

  FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

  MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

  PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on surrender or partial surrender of the Contract, the Contract Owner.

  VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts; each invests in shares of one Eligible Fund.

  VARIABLE ANNUITY. An annuity providing for income payments varying in amount to reflect the investment experience of a separate investment account.

                                  HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

  Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

THE CONTRACTS:

  The American Growth Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Home Office or your registered representative.

PURCHASE PAYMENTS:

  Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250; however, exceptions may apply. We may limit the purchase payments you can make. In addition, you may not make a purchase payment (1) within the seven years before the Contract's Maturity Date, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 88 (83 in New York). For joint contract owners, you may not make a purchase payment after the older contract owner reaches age 86 (83 in New York.) (See "Purchase Payments.")

OWNERSHIP:

  A purchaser may be an individual, employer, trust, corporation, partnership, custodian or any entity specified in an eligible employee benefit plan. A contract may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Internal Revenue Code ("the Code") may purchase the Contract.

  FOR ANY TAX QUALIFIED ACCOUNT E.G. 401(K) PLAN OR IRA, THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

  For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

  You may allocate purchase payments net of certain charges to the sub-accounts or to the Fixed Account. You can allocate your contract value to a maximum of twenty accounts (including the Fixed Account) at any time.

  You can change your purchase payment allocation. We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers before annuitization; but we do apply special limits to "market-timing." (See "Transfer Privilege.") The minimum transfer amount (before annuitization) is currently $100. After variable annuity payments begin, you can make one transfer per year without our consent. Special limits apply to transfers to and from the Fixed Account. (See "The Fixed Account.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

  We apply the following charges to your Contract:

  . premium tax charge, in some states

  . mortality and expense risk charge equal to an annual rate of 1.30% (1.55% for certain sub-accounts) of each sub-account's daily net assets

  . administration asset charge equal to an annual rate of .10% of the Variable Account's daily net assets

  . annual contract administration charge equal to the lesser of $30 and 2% of contract value

  . a contingent deferred sales charge equal to a maximum of 7% of each purchase payment made, on certain full and partial surrenders and certain annuitization transactions.

  Certain waivers or reductions may apply. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

  We do not deduct a sales charge from purchase payments.

  For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

  After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments.)

PAYMENT ON DEATH:

  If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit. The Contract has a minimum guaranteed death benefit equal to your purchase payments, adjusted for any previous surrenders. However, six months after the issue date, and at each six month interval until the Contract Owner's 76th birthday, the minimum guaranteed death benefit is recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, this recalculation is made until the 71st birthday of the older Contract Owner.) Purchase payments immediately increase, and partial surrenders immediately decrease, your minimum guaranteed death benefit.

  Death Proceeds equal the greater of the minimum guaranteed death benefit and the current Contract Value, each reduced by any outstanding loan plus accrued interest (and, in certain states, by a premium tax charge.) (See "Payment on Death Prior to Annuitization.")

  Death Proceeds are taxable and generally are included in the income of the recipient as follows:

  . If received under an annuity payment option, they are taxed in the same manner as annuity payments.

  . If distributed in a lump sum, they are taxed in the same manner as a full surrender.

SURRENDERS:

  Before annuitization you can send us a written request to surrender all or part of your Contract Value. After a partial surrender, the remaining Contract Value must be at least $1,000. Currently, a partial surrender must be at least $100. (Special rules apply if the Contract has a loan.) Federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "Federal Income Tax Status.")

  A Contingent Deferred Sales Charge will apply to certain full and partial surrenders and certain annuitization transactions. On full surrender, a pro rata portion of the annual administration contract charge (and, in some states, a premium tax charge) will be deducted.

  In any Contract Year, an amount may be surrendered without a Contingent Deferred Sales Charge (the "free withdrawal amount"). The free withdrawal amount is the greater of (1) 10% of Contract Value at the beginning of the Contract Year and (2) the excess of Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge on the date of the surrender. (See "Surrenders" and "Contingent Deferred Sales Charge.")

REPLACEMENT OF CONTRACTS

  Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your registered representative if purchasing a Contract would be advantageous, given the Contract's features, benefits and charges.

                                 EXPENSE TABLE

  The purpose of the table and the examples below is to explain the various costs and expenses you will bear, directly or indirectly, as a Contract Owner. These are deducted from purchase payments, the Variable Account, or the Eligible Funds. In the examples following the table, we assume that you allocated your entire purchase payment to one Sub-account, with no transfers.

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage of
     purchase payments)...........................................       0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage
     of each purchase payment)....................................       7%
    Transfer Fee(3)...............................................      $ 0
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4)..............      $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as a percentage of average daily net assets)

                                       AMERICAN FUNDS GROWTH
                                    SUB-ACCOUNT, AMERICAN FUNDS
                                   GROWTH-INCOME  SUB-ACCOUNT AND
                                       AMERICAN FUNDS GLOBAL        ALL OTHER
                                  SMALL CAPITALIZATION SUB-ACCOUNT SUB-ACCOUNTS
                                  -------------------------------- ------------
    Mortality and Expense Risk
     Charge......................              1.55%                  1.30%
    Administration Asset Charge..              0.10%                   .10%
                                               -----                  -----
        Total Separate Account
         Annual Expenses.........              1.65%                  1.40%

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                         OTHER         TOTAL         OTHER         TOTAL
                                       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                          MANAGEMENT    BEFORE        BEFORE         AFTER         AFTER
                            FEES*    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                          ---------- ------------- ------------- ------------- -------------
Back Bay Advisors Money
 Market Series Class A..     .35%        .06%           .41%         .06%          .41%
Back Bay Advisors Bond
 Income Series Class A..     .40%        .07%           .47%         .07%          .47%
Salomon Brothers
 Strategic Bond
 Opportunities Series
 Class A................     .65%        .13%           .78%         .13%          .78%
Salomon Brothers U.S.
 Government Series Class
 A(6)...................     .55%        .16%           .71%         .15%          .70%
Balanced Series Class A.     .70%        .10%           .80%         .10%          .80%
Alger Equity Growth
 Series Class A.........     .75%        .04%           .79%         .04%          .79%
Davis Venture Value
 Series Class A.........     .75%        .04%           .79%         .04%          .79%
Harris Oakmark Mid Cap
 Value
 Series Class A(6)......     .75%        .21%           .96%         .15%          .90%
Loomis Sayles Small Cap
 Series Class A(6)(7)...     .90%        .06%           .96%         .06%          .96%
MFS Investors Trust
 Series Class A(6)......     .75%        .82%          1.57%         .15%          .90%
MFS Research Managers
 Series Class A(6)......     .75%        .50%          1.25%         .15%          .90%
Westpeak Growth and
 Income Series Class
 A(7)...................     .68%        .05%           .73%         .05%          .73%

--------

* Our affiliate MetLife Advisers, LCC ("MetLife Advisers"), formerly New England Investment Management, LLC ("NEIM"), is the investment adviser for the Series of the Zenith Fund.

                        METROPOLITAN SERIES FUND, INC.

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000
 (ANTICIPATED EXPENSES FOR 2001 FOR THE JANUS GROWTH AND FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS)
 (AS A PERCENTAGE OF NET ASSETS)


                                                         OTHER         TOTAL         OTHER         TOTAL
                                           12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                             MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                               FEES*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                             ---------- ------------ ------------- ------------- ------------- -------------
Lehman Brothers Aggregate
 Bond Index Portfolio Class
 B(10).....................     .25%        .25%         .12%           .62%         .12%           .62%
Janus Growth Portfolio
 Class B(8)(10)............     .80%        .25%         .29%          1.34%         .15%          1.20%
Janus Mid Cap Portfolio
 Class B(10)...............     .66%        .25%         .04%           .95%         .04%           .95%
MetLife Mid Cap Stock Index
 Portfolio
 Class B(8)(10)(11)........     .25%        .25%         .58%          1.08%         .20%           .70%
MetLife Stock
 Index Portfolio
 Class B(10)...............     .25%        .25%         .03%           .53%         .03%           .53%
Neuberger Berman Partners
 Mid Cap Value Portfolio
 Class B(7)(8)(10).........     .70%        .25%         .19%          1.14%         .19%          1.14%
Putnam Large Cap
 Growth Portfolio
 Class A(8)(11)............     .80%         N/A         .59%          1.39%         .20%          1.00%
Franklin Templeton Small
 Cap Growth Portfolio Class
 B(8)(10)..................     .90%        .25%         .71%          1.86%         .15%          1.30%
Morgan Stanley EAFE Index
 Portfolio Class B(8)(10)..     .30%        .25%         .48%          1.03%         .40%           .95%
Putnam International
 Stock Portfolio
 Class A(9)................     .90%         N/A         .24%          1.14%         .24%          1.14%
Russell 2000 Index
 Portfolio Class B(8)(10)..     .25%        .25%         .30%           .80%         .30%           .80%
State Street Research
 Aurora Small Cap Value
 Portfolio Class A(8)(11)..     .85%         N/A         .49%          1.34%         .20%          1.05%
State Street Research
 Investment Trust Portfolio
 Class B(7)(10)............     .47%        .25%         .03%           .75%         .03%           .75%

--------

* Our affiliate MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Fund. Prior to May 1, 2001, Metropolitan Life Insurance
Company ("MetLife") served as investment manager.

                          MET INVESTORS SERIES TRUST

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (ANTICIPATED EXPENSES FOR 2001 FOR THE PIMCO TOTAL RETURN, MFS MID-CAP GROWTH, MFS RESEARCH INTERNATIONAL AND PIMCO INNOVATION PORTFOLIOS)

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                          MANAGEMENT                    OTHER         TOTAL      MANAGEMENT       OTHER         TOTAL
                             FEES*        12B-1       EXPENSES      EXPENSES        FEES        EXPENSES      EXPENSES
                            BEFORE     DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER         AFTER
                         REIMBURSEMENT     FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                         ------------- ------------ ------------- ------------- ------------- ------------- -------------
 Lord Abbett Bond
  Debenture Portfolio
  Class B (10)(12)(13).       .60%         .25%         .10%           .95%          .60%          .10%          .95%
 PIMCO Total Return
  Portfolio Class B
  (10)(12).............       .50%         .25%         .24%           .99%          .41%          .24%          .90%
 MFS Mid-Cap Growth
  Portfolio Class B
  (10)(12).............       .65%         .25%         .18%          1.08%          .62%          .18%         1.05%
 MFS Reasearch
  International
  Portfolio Class B
  (10)(12).............       .80%         .25%         .29%          1.34%          .71%          .29%         1.25%
 PIMCO Innovation
  Portfolio Class B
  (10)(12).............      1.05%         .25%         .41%          1.71%          .69%          .41%         1.35%

--------

* Met Investors Advisory Corp. ("Met Investors Advisory") is the manager of the Portfolios of the Met Investors Series Trust.

                     AMERICAN FUNDS INSURANCE SERIES

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                     OTHER         TOTAL         OTHER         TOTAL
                                       12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                         MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                           FEES*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                         ---------- ------------ ------------- ------------- ------------- -------------
American Funds Growth
 Fund Class 2(10).......    .36%        .25%          .02%          .63%          .02%          .63%
American Funds Growth-
 Income Fund
 Class 2(10)............    .34%        .25%          .01%          .60%          .01%          .60%
American Funds Global
 Small Capitalization
 Fund Class 2(10).......    .80%        .25%          .06%         1.11%          .06%         1.11%

--------

* Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

EXAMPLES

  The purpose of the following Examples is to assist you in understanding the expenses that you would pay over time. The Examples (i) are based on the actual charges and expenses for the Variable Account and for each Eligible Fund for the fiscal year ended December 31, 2000, as stated in the Fee Table
(14); and (ii) assume that current waivers and reimbursements of fund expenses will remain in effect for the periods shown (these waivers and reimbursements, however, may be terminated at any time):

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on each Eligible Fund listed below and
   2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year, 3 years and 5 years):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Back Bay Advisors Money Market............ $84.24 $108.48 $131.52 $219.45
     Back Bay Advisors Bond Income.............  84.80  110.20  134.59  225.73
     Salomon Brothers Strategic Bond
      Opportunities............................  87.68  119.12  150.33  257.56
     Salomon Brothers U.S. Government..........  86.94  116.83  146.29  249.45
     Balanced..................................  87.87  119.70  151.34  259.57
     Alger Equity Growth.......................  87.78  119.42  150.84  258.56
     Davis Venture Value.......................  87.78  119.42  150.84  258.56
     Harris Oakmark Mid Cap Value..............  88.80  122.56  156.36  269.59
     Loomis Sayles Small Cap...................  89.35  124.27  159.35  275.54
     MFS Investors Trust.......................  88.80  122.56  156.36  269.59
     MFS Research Managers.....................  88.80  122.56  156.36  269.59
     Westpeak Growth and Income................  87.22  117.70  147.81  252.50
     Lehman Brothers Aggregate Bond Index*.....  86.19  114.53  142.24  241.27
     Janus Growth*.............................  91.58  131.07  171.25  298.99
     Janus Mid Cap*............................  89.26  123.98  158.86  274.55
     MetLife Mid Cap Stock Index*..............  86.94  116.83  146.29  249.45
     MetLife Stock Index*......................  85.35  111.94  137.66  231.98
     Neuberger Berman Partners Mid Cap Value*..  91.03  129.38  168.29  293.18
     Putnam Large Cap Growth...................  89.73  125.40  161.35  279.49
     Franklin Templeton Small Cap Growth*......  92.50  133.90  176.17  308.57
     Morgan Stanley EAFE Index*................  89.26  123.98  158.86  274.55
     Putnam International Stock................  91.03  129.38  168.29  293.18
     Russell 2000 Index*.......................  87.87  119.70  151.34  259.57
     State Street Research Aurora Small Cap
      Value*...................................  90.19  126.82  163.83  284.41
     State Street Research Investment Trust*...  87.41  118.27  148.82  254.52
     Lord Abbett Bond Debenture*...............  89.26  123.98  158.86  274.55
     PIMCO Total Return*.......................  88.80  122.56  156.36  269.59
     MFS Mid-Cap Growth*.......................  90.19  126.82  163.83  284.41
     MFS Research International*...............  92.05  132.48  173.71  303.79
     PIMCO Innovation*.........................  92.96  135.30  178.60  313.33
     American Funds Growth*....................  88.61  121.98  155.35  267.59
     American Funds Growth-Income*.............  88.33  121.12  153.85  264.59
     American Funds Global Small
      Capitalization*..........................  93.06  135.58  179.08  314.28

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on each Eligible Fund listed below and
   2) that you do not surrender your Contract or that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(15):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Back Bay Advisors Money Market............ $19.11 $59.08  $101.52 $219.45
     Back Bay Advisors Bond Income.............  19.71  60.90   104.59  225.73
     Salomon Brothers Strategic Bond
      Opportunities............................  22.82  70.29   120.33  257.56
     Salomon Brothers U.S. Government..........  22.02  67.88   116.29  249.45
     Balanced..................................  23.02  70.90   121.34  259.57
     Alger Equity Growth.......................  22.92  70.60   120.84  258.56
     Davis Venture Value.......................  22.92  70.60   120.84  258.56
     Harris Oakmark Mid Cap Value..............  24.02  73.91   126.36  269.59
     Loomis Sayles Small Cap...................  24.62  75.71   129.35  275.54
     MFS Investors Trust.......................  24.02  73.91   126.36  269.59
     MFS Research Managers.....................  24.02  73.91   126.36  269.59
     Westpeak Growth and Income................  22.32  68.79   117.81  252.50
     Lehman Brothers Aggregate Bond Index*.....  21.21  65.46   112.24  241.27
     Janus Growth*.............................  27.02  82.87   141.25  298.99
     Janus Mid Cap*............................  24.52  75.41   128.86  274.55
     MetLife Mid Cap Stock Index*..............  22.02  67.88   116.29  249.45
     MetLife Stock Index*......................  20.31  62.73   107.66  231.98
     Neuberger Berman Partners Mid Cap Value*..  26.42  81.09   138.29  293.18
     Putnam Large Cap Growth...................  25.02  76.90   131.35  279.49
     Franklin Templeton Small Cap Growth*......  28.01  85.85   146.17  308.57
     Morgan Stanley EAFE Index*................  24.52  75.41   128.86  274.55
     Putnam International Stock................  26.42  81.09   138.29  293.18
     Russell 2000 Index*.......................  23.02  70.90   121.34  259.57
     State Street Research Aurora Small Cap
      Value*...................................  25.52  78.40   133.83  284.41
     State Street Research Investment Trust*...  22.52  69.39   118.82  254.52
     Lord Abbett Bond Debenture*...............  24.52  75.41   128.86  274.55
     PIMCO Total Return*.......................  24.02  73.91   126.36  269.59
     MFS Mid-Cap Growth*.......................  25.52  78.40   133.83  284.41
     MFS Research International*...............  27.52  84.36   143.71  303.79
     PIMCO Innovation*.........................  28.51  87.33   148.61  313.33
     American Funds Growth*....................  23.82  73.30   125.35  267.59
     American Funds Growth-Income*.............  23.52  72.40   123.85  264.59
     American Funds Global Small
      Capitalization*..........................  28.61  87.62   149.10  314.28

--------
 * Availability of these portfolios is subject to any necessary state insurance department approval.
--------
NOTES:
(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value (or if applicable, purchase payments).
(2) The Contingent Deferred Sales Charge applies to each purchase payment and declines annually over the first seven year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment.
(3) We reserve the right to limit the number and amount of transfers and impose a transfer fee.

(4) The Administration Contract Charge is not imposed after annuitization.

(5) These charges are not imposed on the Fixed Account.

(6) MetLife Advisers (formerly NEIM) voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses which exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. The limit on expenses for these series are: .70% of average daily net assets for the Salomon Brothers U.S. Government Series; and .90% of average daily net assets for the Harris Oakmark Mid Cap Value, MFS Investors Trust and MFS Research Managers Series. MetLife Advisers may end these expense limits at any time.

(7) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .95% for Loomis Sayles Small Cap Series; .70% for Westpeak Growth and Income Series; 1.01% for Neuberger Berman Partners Mid Cap Value Portfolio; and .74% for State Street Research Investment Trust Portfolio.
(8) MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs, and any unusual one-time expenses) of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

               SUBSIDIZED EXPENSES
   PORTFOLIO      IN EXCESS OF     TOTAL NET ASSETS   DATE
   ---------   ------------------- ---------------- --------
    Morgan
    Stanley
     EAFE
   Index....          0.40%          $200 million    4/30/02
    Putnam
   Large Cap
   Growth...          0.20%          $100 million    4/30/02
    MetLife
    Mid Cap
     Stock
   Index*...          0.20%          $100 million    6/30/02
    Russell
     2000
   Index....          0.30%          $200 million    4/30/02

  --------

* MetLife Advisers will continue to pay expenses of the MetLife Mid Cap Stock Index Portfolio through April 30, 2002, irrespective of the total net assets of the Portfolio.

   MetLife Advisers will pay the expenses in excess of .20% of the average net assets of the State Street Research Aurora Small Cap Value Portfolio until April 30, 2002.

      Prior to November 8, 2000, MetLife (the former investment manager to the Metropolitan Series Fund, Inc. Portfolios) paid all expenses in excess of .20% of average net assets for the Neuberger Berman Partners Mid Cap Value Portfolio and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until each Portfolios total assets reached $100 million or November 8, 2000, whichever came first.
      These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund Shareholders.

      MetLife Advisers has voluntarily agreed to waive fees or pay all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios greater than 1.20% and 1.30%, respectively, of the average net assets through April 30, 2002. Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's total operating expenses fall below the stated expense limit of 1.20% or 1.30%, respectively.

(9) Until May 1, 2000, the management fee for the Putnam International Stock Portfolio was .75%.

(10) The Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series have each adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans are described in more detail in the Eligible Funds' prospectuses.

(11) Total Expenses for the MetLife Mid Cap Stock Index, Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios are annualized based on the months the Portfolios were in operation in 2000. The MetLife Mid Cap Stock Index, and the State Street Research Aurora Small Cap Value Portfolio, commenced operations on July 5, 2000. The Putnam Large Cap Growth Portfolio commenced operations on May 1, 2000.

(12) Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby, for a period of at least one year from commencement of operations (February 12, 2001), the total of Management Fees and Other Expenses of certain Portfolios will not exceed, in any year in which the Agreement is in effect, the following percentages (excluding 12b-1 fees): .70% for the Lord Abbett Bond Debenture Portfolio; .65% for the PIMCO Total Return Portfolio; .80% for the MFS Mid-Cap Growth Portfolio; 1.00% for the MFS Research International Portfolio; and 1.10% for the PIMCO Innovation Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid to the investment manager.

(13) Until January 1, 2001, the management fee for the Lord Abbett Bond Debenture Portfolio was .75%.

(14) In these examples, the average Administration Contract Charge of .07% has been used. (See (4), above.)

(15) If you subsequently withdraw the commuted value of amounts placed under any of these adoptions, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)

-------------------------------------------------------------------------------

Condensed financial information containing the Accumulation Unit Value history appears at the end of this prospectus (p. A-51).

                             HOW THE CONTRACT WORKS

   PURCHASE PAYMENT             CONTRACT VALUE           DAILY DEDUCTION FROM
                                                           VARIABLE ACCOUNT

 . You can make a             . You allocate              . We deduct a
   one-time                     payments to your            mortality and
   investment or                choice, within              expense risk
   establish an                 limits, of                  charge of 1.30%
   ongoing                      Eligible Funds              (1.55% for
   investment                   and/or the Fixed            certain sub-
   program, subject             Account.                    accounts) on an
   to the Company's                                         annualized basis
   minimum and                . The Contract                from the Contract
   maximum purchase             Value reflects     ----     Value daily.
   payment                      purchase
   guidelines.                  payments,                 . We deduct an
                                investment                  Administration
  ADDITIONAL PAYMENTS           experience,                 Asset Charge of
 . Generally may be             interest credited           0.10% on an
   made at any time,            on Fixed Account            annualized basis
   (subject to                  allocations,                from the Contract
   Company limits),             partial                     Value daily.
   but no purchase              surrenders, loans
   payments allowed:            and Contract              . Investment
   (1) during the               charges.                    advisory fees and
   seven years                                              operating
   immediately                . The Contract                expenses are
   preceding the                Value invested in           deducted from the
   Maturity Date; or            the Eligible                Eligible Fund
   (2) after a                  Funds is not                assets daily.
   Contract Owner               guaranteed.
   (or the                                                ANNUAL CONTRACT FEE
   Annuitant, if not          . Earnings in the
   owned in an                  contract are              . We deduct a $30
   individual          ----     generally free of           Administration
   capacity) reaches            any current                 Contract Charge
   age 88 (83 in New            income taxes (see           from the Contract
   York).                       page A-40).                 Value in the
                                                            Variable Account
 . Minimum $250 with          . You may change              on each
   certain                      the allocation of           anniversary while
   exceptions (see              future payments,            the Contract is
   page A-22).                  within limits, at           in-force, other
                                any time.                   than under a
         LOANS                                              Payment Option.
                              . Prior to                    (May be waived
 . Loans are           ----     annuitization,              for certain large
   available to                 you may transfer            Contracts.) We
   participants of              Contract Value              deduct a pro rata
   certain tax                  among accounts,             portion on full
   qualified pension            currently free of           surrender and at
   plans (see page              charge. (Special            annuitization.
   A-29).                       limits apply to
                                the Fixed Account          SURRENDER CHARGE
      SURRENDERS       ---      and to situations
 . Up to the greater            that involve              . Consists of
   of: 10% of the               "market timing.")           Contingent
   Contract Value at                                        Deferred Sales
   the beginning of           . Contract Value              Charge based on
   the Contract                 may not be allocated        purchase payments
   Year; and the                among more than ten         made (see pages
   excess of the                Accounts (including        A-27 and A-28).
   Contract Value               the Fixed Account)
   over purchase                at any time.              PREMIUM TAX CHARGE
   payments that are                               ----
   subject to the             RETIREMENT BENEFITS         . Where applicable,
   Contingent                                               we deduct a
   Deferred Sales             . Lifetime income             premium tax
   Charge on the                options.                    charge from the
   date of                                                  Contract Value
   surrender, can be          . Fixed and/or                when annuity
   withdrawn each               variable payout             benefits commence
   year without                 options.                    (or, in certain
   incurring a                                              states, at the
   Contingent                 . Retirement                  earliest of: full
   Deferred Sales               benefits may be             or partial
   Charge, subject              taxable.                    surrender;
   to any applicable                                        annuitization; or
   tax law                    . Premium tax                 payment of the
   restrictions.                charge may apply.           Death Proceeds
                                                            due to the death
 . Surrenders may be                                        of a Contract
   taxable to the                                           Owner or, if
   extent of gain.                                          applicable, of
                                                            the Annuitant).
 . Prior to age 59
   1/2 a 10% penalty                                      ADDITIONAL BENEFITS
   tax may apply. (A
   25% penalty tax                                        . You pay no taxes
   may apply upon                                           on your
   surrender from a                                         investment as
   SIMPLE IRA within                                        long as it
   the first two                                            remains in the
   years.)                                                  Contract.

 . Premium tax                                            . You may surrender
   charge may apply.                                        the Contract at
                                                            any time for its
    DEATH PROCEEDS                                          Contract Value,
                                                            less any
 . Guaranteed not to                                        applicable
   be less than your                                        Contingent
   total purchase                                           Deferred Sales
   payments adjusted                                        Charge, subject
   for any prior                                            to any applicable
   surrenders or                                            tax law
   outstanding loans                                        restrictions.
   (and, where
   applicable, net                                        . We may waive the
   of premium tax                                           Contingent
   charges).                                                Deferred Sales
                                                            Charge on
 . Death proceeds                                           evidence of
   may be taxable.                                          terminal illness,
                                                            confinement to a
 . Premium tax                                              nursing home, or
   charge may apply.                                        permanent and
                                                            total disability,
                                                            if this benefit
                                                            is available in
                                                            your state.

                                  THE COMPANY

  We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principle office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. Our Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                             THE VARIABLE ACCOUNT

  We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

  The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

  Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

  You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

  BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series investment objective is a high level of current income consistent with protection of capital.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series investment objective is a high level of total return consistent with preservation of capital.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

  BALANCED SERIES (FORMERLY THE LOOMIS SAYLES BALANCED SERIES)

  The Balanced Series investment objective is long-term total return from a combination of capital appreciation and current income.

  ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series investment objective is long-term capital appreciation.

  DAVIS VENTURE VALUE SERIES

  The Davis Venture Value Series investment objective is growth of capital.

  HARRIS OAKMARK MID CAP VALUE SERIES (FORMERLY THE GOLDMAN SACHS MIDCAP VALUE SERIES)

  The Harris Oakmark Mid Cap Value Series investment objective is long-term capital appreciation.

  LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series investment objective is long-term capital growth from investments in common stocks or other equity securities.

  MFS INVESTORS TRUST SERIES (FORMERLY THE MFS INVESTORS SERIES)

  The MFS Investors Trust Series investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

  MFS RESEARCH MANAGERS SERIES

  The MFS Research Managers Series investment objective is long-term growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES

  The Westpeak Growth and Income Series investment objective is long-term total return through investment in equity securities.

  LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO*

  The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

  JANUS GROWTH PORTFOLIO*

  The Janus Growth Portfolio's investment objective is long-term growth of capital.

  JANUS MID CAP PORTFOLIO*

  The Janus Mid Cap Portfolio's investment objective is long-term growth of capital.

  METLIFE MID CAP STOCK INDEX PORTFOLIO*

  The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

  METLIFE STOCK INDEX PORTFOLIO*

  The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

  NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO*

  The Neuberger Berman Partners Mid Cap Value Portfolio's investment objective is capital growth.

  PUTNAM LARGE CAP GROWTH PORTFOLIO

  The Putnam Large Cap Growth Portfolio's investment objective is capital appreciation.

  FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO*

  The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.

  MORGAN STANLEY EAFE INDEX PORTFOLIO*

  The Morgan Stanley EAFE Index Portfolio's investment objective is to equal the performance of Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index").

  PUTNAM INTERNATIONAL STOCK PORTFOLIO

  The Putnam International Stock Portfolio's investment objective is long-term growth of capital.

  RUSSELL 2000 INDEX PORTFOLIO*

  The Russell 2000 Index Portfolio's investment objective is to equal the return of the Russell 2000 Index.

  STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO*

  The State Street Research Aurora Small Cap Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

  STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO* (FORMERLY STATE STREET RESEARCH GROWTH PORTFOLIO)

  The State Street Research Investment Trust Portfolio's investment objective is long-term growth of capital and income and moderate current income.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

  The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.

  PIMCO TOTAL RETURN PORTFOLIO*

  The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

  MFS MID-CAP GROWTH PORTFOLIO*

  The MFS Mid-Cap Growth Portfolio's investment objective is long-term growth of capital.

  MFS RESEARCH INTERNATIONAL PORTFOLIO*

  The MFS Research International Portfolio's investment objective is capital appreciation.

  PIMCO INNOVATION PORTFOLIO*

  The PIMCO Innovation Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

  AMERICAN FUNDS GROWTH FUND*

  The American Funds Growth Fund's investment objective is to seek capital appreciation through stocks.

  AMERICAN FUNDS GROWTH-INCOME FUND*

  The American Funds Growth-Income Fund's investment objective is to seek capital appreciation and income.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND*

  The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.
--------
   * Availability of these Portfolios is subject to any necessary state insurance department approvals.

INVESTMENT ADVICE

  MetLife Advisers, (formerly New England Investment Management, LLC) an affiliate of the Company, serves as investment adviser for each Series of the Zenith Fund. Effective May 1, 2001, MetLife Advisers became the investment adviser to the Portfolios of the Metropolitan Fund. The chart below shows the sub-adviser of each Series and the sub-investment manager for each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its sub-advisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Sub-Adviser and Sub-Investment Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

SERIES                                SUB-ADVISER
------                                -----------
Back Bay Advisors Money Market
 Series.............................  Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income
 Series.............................  Back Bay Advisors, L.P.*
Salomon Brothers Strategic Bond
 Opportunities**....................  Salomon Brothers Asset Management Inc.
Salomon Brothers U.S. Government
 Series.............................  Salomon Brothers Asset Management Inc.
Balanced Series.....................  Wellington Management Company, LLP.
Alger Equity Growth Series..........  Fred Alger Management, Inc.
Davis Venture Value Series..........  Davis Selected Advisers, L.P.***
Harris Oakmark Mid Cap Value
 Series.............................  Harris Associates L.P.
Loomis Sayles Small Cap Series......  Loomis Sayles & Company, L.P.
MFS Investors Trust Series..........  Massachusetts Financial Services Company
MFS Research Managers Series........  Massachusetts Financial Services Company
Westpeak Growth and Income Series...  Westpeak Investment Advisors, L.P.
Lehman Brothers Aggregate Bond Index
 Portfolio..........................  Metropolitan Life Insurance Company****
Janus Growth Portfolio..............  Janus Capital Corporation
Janus Mid Cap Portfolio.............  Janus Capital Corporation
MetLife Mid Cap Stock Index
 Portfolio..........................  Metropolitan Life Insurance Company****
MetLife Stock Index Portfolio.......  Metropolitan Life Insurance Company****
Neuberger Berman Partners Mid Cap
 Value Portfolio....................  Neuberger Berman Management Inc.
Putnam Large Cap Growth Portfolio...  Putnam Investment Management, LLC
Franklin Templeton Small Cap Growth
 Portfolio..........................  Franklin Advisers, Inc.
Morgan Stanley EAFE Index Portfolio.  Metropolitan Life Insurance Company****
Putnam International Stock
 Portfolio..........................  Putnam Investment Management, LLC+
Russell 2000 Index Portfolio........  Metropolitan Life Insurance Company****
State Street Research Aurora Small
 Cap Value Portfolio................  State Street Research & Management Company
State Street Research Investment
 Trust Portfolio....................  State Street Research & Management Company

--------

   * CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay in the near future. MetLife Advisers will be hiring a new Sub-adviser for the Series. Affected Contract Owners will receive further information when a new Sub-adviser is hired.

  ** The Salomon Brothers Strategic Bond Opportunities Series also receives certain investment subadvisory services from Salomon Brothers Asset Management Limited, a London based affiliate of Salomon Brothers Asset Management Inc.

 *** Davis Selected Advisers may delegate any of its responsibilities to Davis
     Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

**** Metropolitan Life Insurance Company became the sub-investment manager for the Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager.

+ Putnam Investment Management, LLC became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time Santander Global Advisors, Inc. served as sub-investment manager.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Harris Oakmark Mid Cap Value Series, Westpeak Growth and Income Series and Loomis Sayles Small Cap Series, NEIM (now MetLife Advisers) became the adviser on May 1, 1995. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998 when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000.

  For more information regarding the investment adviser and the sub-adviser of the Zenith Fund Series or the sub-investment manager of the Metropolitan Series Fund Portfolios, see the Zenith Fund or the Metropolitan Series Fund prospectuses attached at the end of this prospectus and their Statements of Additional Information.

  Met Investors Advisory Corp. (formerly known as Security First Investment Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Met Investors Series Trust Portfolios. Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture Portfolio. Pacific Investment Mangement Company LLC is the Adviser to the PIMCO Total Return Portfolio. Massachusetts Financial Services Company is the Adviser to the MFS Mid-Cap Growth and MFS Research International Portfolios. PIMCO Equity Advisors, a division of PIMCO Advisors, L.P., is the Adviser to the PIMCO Innovation Portfolio. For more information regarding the manager or adviser of the Met Investors Series Trust Portfolios, see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Capital Research and Management Company is the investment adviser for the American Funds Insurance Series Funds. For more information about the investment adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

  You can also get information about the Zenith Fund, Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. Some Eligible Funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities Corporation ("New England Securities") may also receive brokerage commissions on securities transactions initiated by an investment adviser.

SHARE CLASSES OF THE ELIGIBLE FUNDS

  The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

  . For the Zenith Fund, we offer Class A shares only;

  . For the Metropolitan Fund, we offer Class A shares of Putnam Large Cap
    Growth, Putnam International Stock and State Street Research Aurora Small Cap Value and Class B shares of Lehman Brothers Aggregate Bond Index, Janus Growth, Janus Mid Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Neuberger Berman Partners Mid Cap Value, Franklin Templeton Small Cap Growth, Morgan Stanley EAFE Index, Russell 2000 Index and State Street Research Investment Trust;

  . For the Met Investors Series Trust, we offer Class B shares only; and

  . For the American Funds Insurance Series, we offer Class 2 shares only.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, at any time in our sole discretion.

                               GUARANTEED OPTION

  You may allocate purchase payments to the Fixed Account. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See "The Fixed Account" for more information.)

                                 THE CONTRACTS

  We will issue the Contract to an individual through the age of 87 (through age 82 in New York). We will issue the Contract to joint contract owners through the age of 85 (through age 82 in New York), based on the older contract owner.

PURCHASE PAYMENTS

  Currently, the minimum initial purchase payment is $5,000, and the minimum subsequent purchase payment is $250; however, the following exceptions may apply.

  . When the Contract is bought as part of an individual retirement account under Section 408(a) of the Code or individual retirement annuity under
    Section 408(b) of the Code (both referred to as "IRAs"), and a Roth IRA under Section 408A of the Code ("Roth IRA") the minimum initial purchase payment we will accept is $2,000, or if you choose to have monthly purchase payments withdrawn from your bank checking account or Nvest Cash Management Trust account, a service known as the Master Service Account arrangement ("MSA") we will accept a minimum of $100.

  . For Contracts bought as part of other types of retirement plans qualifying for tax-benefited treatment under the Code, we will accept monthly purchase payments as low as $50 per month if payments are made through a group billing arrangement (also known as a "list bill" arrangement).

  . For all other Contracts, we will accept monthly purchase payments as low as $100 per month if they are made through MSA. If you would like to exchange a New England Variable Fund I ("Fund I"), New England Retirement Investment Account ("Preference") or New England Variable Account ("Zenith Accumulator") contract for a Contract, we may waive the minimum initial and subsequent purchase payment amounts to correspond with the old contract. (For more information on exchanges, see Appendix D.)

  We may limit purchase payments made under a Contract. Currently, we may refuse any purchase payment that would cause your Contract Value, including the value of all other Contracts you may own with us, to exceed $1,000,000. We will not accept a purchase payment that would cause your Contract Value, including the value of all other contracts you may own with us, to exceed $5,000,000. We may limit purchase payments under a flexible purchase payment contract to three times the amount shown in the application for any given Contract year.

  NO PURCHASE PAYMENTS MAY BE MADE: (1) WITHIN SEVEN YEARS PRIOR TO THE CONTRACT'S MATURITY DATE; OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 88 (AGE 83 IN NEW YORK). FOR JOINT CONTRACT OWNERS, YOU MAY NOT MAKE A PURCHASE PAYMENT AFTER THE OLDER CONTRACT OWNER REACHES AGE 86 (AGE 83 IN NEW YORK).

  When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if this process is not completed within five business days unless you agree otherwise. We reserve the right to reject any application.

TEN DAY RIGHT TO REVIEW

  Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made.

ALLOCATION OF PURCHASE PAYMENTS

  You may allocate your purchase payments to the Fixed Account and to the Eligible Funds, up to a maximum of twenty Accounts. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment by the Accumulation Unit Value for the selected sub-accounts at the end of the valuation day we receive your purchase payment at our Home Office.

STATE VARIATIONS

  Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Home Office.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

  We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

  The Accumulation Unit Value of each sub-account was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis to 1.65% of the average daily net asset value of the American Funds Growth Sub-Account, the American Funds Growth-Income Sub-Account and the American Funds Global Small Cap Sub-Account, and to 1.40% of the average daily net asset value of all other sub-accounts. The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

  If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") If you have a loan under your Contract, the Contract Value also includes the amount of Contract Value transferred to our general account (but outside of the Fixed Account) due to the loan and any interest credited on that amount. We will credit interest earned on the amount held in the general account due to the loan at least annually to the sub-accounts you selected on the application. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

  Prior to annuitization, your Contract's Death Proceeds will be payable to your Beneficiary if we receive due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has joint owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

  The Contract's Death Proceeds at any time will be the greater of:

    (1) the current Contract Value (next determined after we receive due proof of death or if later an election to continue the Contract or to receive payment(s)) and;

    (2) the minimum guaranteed death benefit.

  During the first six months of your Contract the minimum guaranteed death benefit is equal to your purchase payments adjusted for any partial surrenders. Partial surrenders will decrease the minimum guaranteed death benefit by the percentage of Contract Value withdrawn. On the sixth month anniversary of your Contract and on each six month anniversary thereafter, until your 76th birthday or 71st birthday of the oldest joint owner, the minimum guaranteed death benefit is equal to the larger of:

    (1) the minimum guaranteed death benefit that applied to your Contract prior to the recalculation;

    (2) the Contract Value on the date of recalculation.

The new minimum guaranteed death benefit (plus any subsequent purchase payments, and adjusted for any subsequent surrenders), applies to your Contract until the next recalculation (six month anniversary) date, or until you make a purchase payment or surrender.

  For Contracts issued in New York, the minimum guaranteed death benefit will be recalculated at the beginning of each contract anniversary.

 EXAMPLE:
     Assume that we issue your contract with a $10,000 purchase payment on 1/1/01. No further purchase payments are made and during the first six months, no partial surrenders are made. During the first six months, the minimum guaranteed death benefit is $10,000. Assume that on 7/1/01, the Contract Value is $10,700. The minimum guaranteed death benefit is reset on that date to $10,700.

     Assume that the Contract Value increases to $11,000 by 12/1/01, and that you request a partial surrender of 5% of your Contract Value, or $550, on that date. The minimum guaranteed death benefit immediately following the partial surrender is $10,165 [$10,700- .05($10,700)].

     Assume that on 12/31/01 the Contract Value has decreased to $10,050. The minimum guaranteed death benefit remains at $10,165 and the Death Proceeds payable on 12/31/01 are $10,165.

  Options for Death Proceeds. For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law.

  If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

  The Beneficiary may: (1) receive payment in a single sum; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

  There are comparable rules for distributions on the death of the Annuitant under tax qualified plans. However, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, tax law generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death). See "Qualified Contracts--Distributions from the Contract."

  If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

  --BENEFICIARY CONTINUATION

  Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

  IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

  The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

  --SPECIAL OPTIONS FOR SPOUSES

  Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death:

    (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

    (2) to continue the Contract under the Beneficiary Continuation provision; or

    (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

  IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT, AND THE SURVIVING SPOUSE WILL NOT BE ABLE TO RECEIVE THE DEATH PROCEEDS AT THAT TIME. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

  If a loan exists at the time the Contract Owner (or, if applicable, Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and we will reduce the Contract Value accordingly.

TRANSFER PRIVILEGE

  Currently, you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account. See "Tax Status of the Contract--Diversification."

  Transfers During the Accumulation Phase. We currently do not charge a
  ----------------------------------------
transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee. If we do change our policy, we will notify you in advance. Currently we allow a maximum of $500,000 and a minimum of $100 for each transfer. (If a sub-account contains less than $100, that full amount may be transferred to a sub-account in which you already invested, or you may transfer this amount in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.)

  Transfers During the Annuity Phase. Currently, you may only make one
  -----------------------------------
transfer per contract year. The same maximum and minimum amounts described above will apply. You may not transfer to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option.

  We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request.

  For transfers that we determine are based on "market-timing" (e.g., transfers under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer), we will allow one transfer every 30 days. Each transfer is subject to a $500,000 maximum. We will treat as one transfer all transfers requested under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. If we process a transfer under one such Contract and, within the next 30 days, a transfer request for another Contract is determined by us to be related, we will not process the second transfer request.

  The above limitations on transfers that we determine to be based on market-timing do not apply to Contracts issued in New York. In New York as in all other states, however, transfers can be made under Powers of Attorney only with our consent.

  In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market-timing activities. You should read the prospectuses of these Eligible Funds for more details.

  We will notify you, in advance, if we change the above transfer provisions.

  See "Requests and Elections" for information regarding transfers made by written request and by telephone.

  For special rules regarding transfers involving the Fixed Account, see "The Fixed Account." We limit transfers out of the Fixed Account as to amount.
                ---------------------------------------------------------
Special limits may apply on purchase payments and amounts transferred into the Fixed Account. See the Statement of Additional Information.

  We may distribute your Contract Value among no more than twenty Accounts (including the Fixed Account) at any time. We will not process transfer requests not complying with this rule.

DOLLAR COST AVERAGING

  We offer an automated transfer privilege called dollar cost averaging. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). You may not allocate Contract Value to more than twenty accounts, including the Fixed Account, at any time. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 to each account that you select under this feature. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. You may not participate in a dollar cost averaging program while you are participating in the asset rebalancing or systematic withdrawal program. (See Appendix A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

  Guaranteed Account. Subject to state availability and to the extent allowed
  -------------------
by state law, we may credit an interest rate different from the current Fixed Account rate, to eligible payments which you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging. The Guaranteed Account is part of our general account. Amounts in a Guaranteed Account are subject to the following limitations.

  . Certain rules and limitations may apply to the purchase payments you can allocate.

  . Amounts in a Guaranteed Account cannot be used as collateral for a loan.

  Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. Subsequent transfers will be made on the same day in subsequent months. If the selected day is not a business day, the dollar cost averaging transaction will occur on the next business day.

  The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and may include a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

  If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months). The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging program will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a last-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

  Contact your agent for more information.

ASSET REBALANCING

  We offer an asset rebalancing program for Contract Value. Contract Value allocated to the sub-accounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the sub-accounts periodically (quarterly, semi-annually or annually) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those sub-accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

  You may select an asset rebalancing program when you apply for the contract or at a later date by contacting our Home Office. You specify the percentage allocations to which your contract value will be reallocated among the sub-accounts (excluding the Fixed Account). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the sub-accounts to the extent necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. Asset rebalancing cannot continue beyond the Maturity Date or once annuity payments have commenced. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

SURRENDERS

  Before annuitization, you may surrender (withdraw) all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value reduced by the following amounts:

  . any applicable Contingent Deferred Sales Charge;

  . a pro rata portion of the Administration Contract Charge (on a full surrender only);

  . a premium tax charge (in certain states only); and

  . any outstanding loan plus accrued interest (on a full surrender only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these charges and when they apply.

  Restrictions. Federal tax laws, laws relating to employee benefit plans, or
  -------------
the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract.

  . The Optional Retirement Program of the University of Texas System does not permit surrenders prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education.

  . Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years). (See "Federal Income Tax Status.")

  Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before making the surrender. (See "Federal Income Tax Status--Qualified Contracts.")

  How to surrender.

  . You must submit a request to our Home Office. (See "Requests and Elections.")

  . You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability if you would like to have the Contingent Deferred Sales Charge waived. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.")

  . You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed on them).

  . We have to receive your surrender request in our Home Office prior to the Maturity Date or Contract Owner's death.

  We will normally pay surrender proceeds within seven days after receipt of a request at the Home Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.")

  Amount of Surrender. We will base the amount of the surrender proceeds on
  --------------------
the Accumulation Unit Values that are next computed after we receive the completed surrender request at our Home Office. However, if you choose to apply the surrender proceeds to a payment option, we will base the surrender proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial surrender is a minimum of $100 unless we consent otherwise. After a partial surrender, your remaining Contract Value must be at least $1,000, unless we consent to a lower amount. If your Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). Otherwise, at your option, either we will reduce the amount of the partial surrender or we will treat the transaction as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the sub-accounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

  Under the Systematic Withdrawal feature you may withdraw a portion of your Contract Value automatically on a monthly basis prior to annuitization. Each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract may be withdrawn. If you elect to withdraw the investment gain only, we will not permit loans. Conversely, if you have a loan, you will not be able to elect the investment gain only option under the Systematic Withdrawal feature. Currently a withdrawal must be a minimum of $100. If you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. We reserve the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Contingent Deferred Sales Charge will apply to amounts you receive under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.")

  If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, we will cancel the Systematic Withdrawal effective as of the next monthly withdrawal date. However, at your option, we will resume Systematic Withdrawals the following month. We will adjust the amount of the Systematic Withdrawals to reflect the purchase payment or partial surrender.

  If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. However, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn.

  The Federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the systematic withdrawal program sets forth additional terms and conditions.

LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

  Contract loans are available to participants under tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are not subject to ERISA and to trustees of Qualified Plans (including those subject to ERISA). Availability of Contract loans is subject to state insurance department approval. The minimum loan amount is currently $1,000.

  For more information on tax and ERISA rules relating to loans, please see "Federal Income Tax Status" in this prospectus. We strongly encourage you to discuss the tax and ERISA implications of loans with a qualified tax advisor.

  We will not permit more than one loan at a time on any Contract except where state regulators require otherwise. Additional limits apply to qualified loans. Please see your plan administrator and/or refer to your contract for details.

  When you take out a loan we will transfer a portion of your Contract Value equal to the amount of the loan to our general account. This portion of Contract Value will earn interest (which is credited to your Contract), currently at the effective rate of 4 1/2% per year. We will credit this earned interest to your Contract's sub-accounts (and to the Fixed Account) annually in accordance with your previous allocation instructions.

  Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on our interpretation of applicable law and on our administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on your Contract Value and Death Proceeds.

  You must repay loans within 5 years except for certain loans used for the purchase of a principal residence, (which must be repaid within 20 years). We will require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

  Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). For more information, please refer to "Tax Treatment of Loans" in this prospectus.

  If you have a loan you may not be able to make any partial surrenders. After any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless we consent to a lesser amount). If a partial surrender by us to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, we reserve the right to surrender your entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to us under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), we have the right to terminate your Contract. Termination of the Contract under these circumstances could have adverse tax consequences.

  Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then you will have to allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, we will allocate a repayment to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

  We will reduce the amount of your death proceeds, the amount payable upon surrender of your Contract and the amount applied on the Maturity Date to provide annuity payments by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

  We will provide further information regarding loans upon request.

DISABILITY BENEFIT RIDER

  Subject to state availability, we intend to offer a disability benefit rider which may be purchased, provided the Annuitant satisfies our underwriting standards. This feature will be available only if you are under age 60 when we issue your Contract and if you plan to make regular annual contributions to the Contract. If the Annuitant becomes totally disabled, the rider will provide that we will make monthly purchase payments subject to the terms and conditions of the rider. Consult your registered representative regarding the availability of this rider.

SUSPENSION OF PAYMENTS

  We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists so that it is not practical to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

OWNERSHIP RIGHTS

  During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

  These rights include the right to:

  . change the Beneficiary

  . assign the Contract (subject to limitations)

  . change the payment option

  . exercise all other rights, benefits, options and privileges allowed by the Contract or us.

  For individually owned Contracts where the Contract Owner and Annuitant are not the same, the Contract Owner must be the Contingent Annuitant. This person becomes the Annuitant under your Contract if the Annuitant dies prior to annuitization. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. You cannot change the Contingent Annuitant after the death of the Annuitant. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

  Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

  Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "Federal Income Tax Status" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

  If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

REQUESTS AND ELECTIONS

  Requests for sub-account transfers or reallocation of future purchase payments may be made:

  . By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

  . Through your Registered Representative

  . In writing to our Home Office, or

  . By fax (617-578-5412)

  Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

   We will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Home Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election.

  We do not currently offer Internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

CONFIRMING TRANSACTIONS

  We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

                      ADMINISTRATION CHARGES, CONTINGENT
                  DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

  We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

  . Administration Contract Charge

  . Administration Asset Charge

  . Mortality and Expense Risk Charge

  . Contingent Deferred Sales Charge

  . Premium Tax Charge and Other Expenses

  We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown on pages A-8 through A-10.

ADMINISTRATION CONTRACT CHARGE

  The annual Administration Contract Charge is the lesser of: 2% of your total Contract Value (including any Contract Value you have allocated to the Fixed Account, and any Contract Value held in our general account as the result of a loan) and $30. This charge (along with the Administration Asset Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

  We deduct the charge from your Contract Value on each Contract anniversary for the prior Contract Year from each sub-account in the ratio of your interest in each to your total Contract Value. We will deduct it on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. Currently, we do not impose the charge after annuitization. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Administration Contract Charge only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

  We will waive the charge for a Contract Year if (1) your Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in
                                          --
net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.)

ADMINISTRATION ASSET CHARGE

  The Administration Asset Charge is equal to an annual rate of .10% of net assets. We deduct this charge on a daily basis from each sub-account. As a percentage of net assets, the Administration Asset Charge will not increase over the life of your Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. We will continue to access the Administration Asset Charge after annuitization if annuity payments are made on a variable basis.

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.55% of the daily net assets of the American Funds Growth Subaccount, American Funds Growth-Income

Subaccount and American Funds Global Small Capitalization Subaccount, and 1.30% of the daily net assets of each other subaccount. We compute and deduct this charge on a daily basis from the assets in each subaccount. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

  If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

  We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options); or (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option.

  When you make a full surrender of your Contract, we take into account the Contingent Deferred Sales Charge in calculating the proceeds you will receive. On a partial surrender, we deduct the Contingent Deferred Sales Charge from the Contract Value remaining after deduction of the amount you requested. We take the Contingent Deferred Sales Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value surrendered.

  The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date we receive it, as follows:

            IF WITHDRAWN DURING YEAR               CHARGE
            ------------------------               ------
              1...................................   7%
              2...................................   6%
              3...................................   5%
              4...................................   4%
              5...................................   3%
              6...................................   2%
              7...................................   1%
            Thereafter............................   0%

  In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

  In any Contract Year you may surrender the free withdrawal amount without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. Unused free withdrawal amounts do not carry over to the next Contract Year.

 EXAMPLE:
     Assume that you make a single purchase payment of $10,000 into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE

                                                                           10% OF
                                                                        BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
  Situation 1:............     $12,500         $14,000       $4,000        $1,250        $4,000
  Situation 2:............     $11,000         $10,000       $    0        $1,100        $1,100

  We will attribute a surrender first to the free withdrawal amount. If you surrender an amount greater than the free withdrawal amount, we will attribute the excess to purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

 EXAMPLE:
     Assume that you make a $10,000 purchase payment into the Contract on 6/1/00 and you make another $10,000 purchase payment on 2/1/01. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE

                                                                            10% OF
                                                                         BEGINNING OF  MAXIMUM FREE
                              AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                            OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                            ---------------- ------------- ------------- ------------- ------------
  Situation 1: $7,000 par-
   tial
   surrender on 12/1/01...      $22,000         $25,000       $5,000        $2,200        $5,000

   The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $2,000 of the withdrawal from the oldest purchase payment (i.e. the 6/1/00 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                          HYPOTHETICAL CONTRACT VALUE

                                                                           10% OF
                                                                        BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
  Situation 2: $25,000
   surrender on 1/1/05....     $30,000         $33,000       $13,000       $3,000       $13,000

   The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. We would make the remaining $12,000 of the withdrawal by withdrawing the $10,000 purchase payment made on 6/1/00 and $2,000 of the $10,000 purchase payment that you made on 2/1/01. The Contingent Deferred Sales Charge that would apply is: 3% X $10,000 + 4% X $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.

  Free withdrawal amounts do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

  If your Contract Value is less than your total purchase payments potentially subject to a surrender charge due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, we apply the Contingent Deferred Sales Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

  Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales
  -------------------------------------------
Charge will apply:

  . After 30 days from the time we issue your Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to surrender. We will base the portion of the Contingent Deferred Sales Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

  . On full or partial surrenders if you, a joint owner, or Annuitant if the contract is not owned by an individual, become terminally ill (as defined in the Contract), have been confined to a nursing home for more than 90 continuous days, or are permanently and totally disabled (as defined in the Contract). This benefit is only available if you were not over age 65 when we issued the Contract, and may not be available in every state.

  . If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment was made.

  . On minimum distributions required by tax law. We currently waive the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract was the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See "Federal Income Tax Status--Qualified Contracts.")

  We may also waive the Contingent Deferred Sales Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate.

  We may sell the Contracts directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and certain family members of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts or any bank affiliated with such a broker-dealer and of any sub-adviser to the Eligible Funds, and certain family members of the foregoing. If consistent with applicable state insurance law, we may sell the Contracts, without compensation, to us or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, we may credit the Contracts with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. We will not credit any additional premium to Contracts purchased by persons described above in exchange for another variable annuity Contract issued by us or our affiliated companies.

PREMIUM TAX CHARGE

  Some states impose a premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the Contract Value on that date. Currently, South Dakota imposes a premium tax on annuity purchase payments received by insurance companies. We pay this tax when incurred, and recover this tax by imposing a premium tax charge on affected Contracts. We deduct the premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision). To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. We reserve the right to impose a premium tax charge when we incur a premium tax or at a later date.

  Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. See Appendix C for a list of premium tax rates.

OTHER EXPENSES

  An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

  The annuity period begins at the Maturity Date (or earlier if you surrender the Contract) and provides for payments to be made to the Payee. You may apply your contract value to one of the payment options listed below (or a comparable fixed option).

  We base the Maturity Date of your Contract on the older of the Contract Owner(s) and the Annuitant. The Maturity Date is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If your Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. You may not change the Maturity Date to an earlier date.

  If you and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. We will reset the Maturity Date if necessary, based on the age of the older Contract Owner.

  You may not change the ownership of your Contract without our consent. If you change ownership, we may require a change in the Maturity Date, based on the new Contract Owner's age. We will base the new Maturity Date on the older of the new Contract Owner and the Annuitant. The new Maturity Date will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

  Variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. You can change this annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See "Amount of Variable Annuity Payments.")

  Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

  There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial surrender, or when death proceeds are payable (some options are not available for death proceeds).

  You select an annuity payment option by written request to us and subject to any applicable Federal tax law restrictions.

  The Contract offers the variable annuity payment options listed below.

    Variable Income for a Specified Number of Years. We will make variable monthly payments for the number of years elected, which may not be more than 30 except with our consent.

    Variable Life Income. We will make variable monthly payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

    Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable monthly payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

    Variable Life Income for Two Lives. We will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

  Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

  The Payee under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may withdraw the commuted value of the remaining payments. The Payee (or Payees) under the Variable Life Income with Period Certain Option or the Joint and Survivor Variable Life Income, 10 Years Certain Option may withdraw the commuted value of the remaining period certain portion of the payment option. We calculate the commuted value of such payments based on the assumed interest rate under your Contract. The life income portion of the payment option cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See "Amount of Variable Annuity Payments.") Amounts applied to a fixed payment option may not be withdrawn.

  See the section entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" to find out whether a Contingent Deferred Sales Charge applies when you annuitize or withdraw the commuted value of any payments certain.

  If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

  The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

  We continue to assess the Mortality and Expense Risk Charge and the Administrative Asset Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which we bear no mortality risk.
--------
* It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

AMOUNT OF VARIABLE ANNUITY PAYMENTS

  At the Maturity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, administration contract, and contingent deferred sales charges and by any outstanding loan plus accrued interest) is applied toward the purchase of monthly annuity payments. We determine the amount of monthly variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected. (The Fixed Account is not available under variable payment options.) Current annuity purchase rates may be changed by us periodically, and we will apply them prospectively on a non-discriminatory basis.

  For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

    1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

    2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

    3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

    4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

    5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans. The Company may make the Contract available for use with Section 401(k) plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Status--Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this prospectus, Qualified Contracts are Contracts that fund Qualified Plans, TSA Plans, IRAs, SEPs and SARSEPs, SIMPLE IRAs, Roth IRAs, Section 457 Plans, and Governmental Plans. Purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF THE COMPANY

  We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from us, and its operations form a part of us, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, we believe that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, we do not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the Variable Account, then we may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACT

  We believe that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in a Contract's Account Value will not be taxable until amounts are received from the Contract, either in the form of Annuity payments or in some other form. In order to be subject to annuity contract treatment for tax purposes, the Contract must meet the following Code requirements:

  Diversification. Section 817(h) of the Code requires that with respect to
  ----------------
Non-Qualified Contracts, the investments of the Funds must be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  Owner Control. In some circumstances, owners of variable annuity contracts
  --------------
may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for
  -----------------------
federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general.
  -----------
We believe that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity
                                               ----
payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to a Contract owned by a natural person.

  Investment in the Contract. The "investment in the contract" generally
  ---------------------------
equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  Surrenders. In the case of a surrender under a Qualified Contract, including
  -----------
Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

  Annuity Payments. Although the tax consequences may vary depending on the
  -----------------
annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax adviser regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified
  ------------
Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the
  -----------------------------------
Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of
  -----------------------------------------------------
ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are
  -------------------
issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise.

  Tax Treatment of Loans. The tax and ERISA rules relating to participant
  -----------------------
loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. We strongly recommend that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  Contract loans are available to participants under TSA Plans (not subject to ERISA) and to trustees of Qualified Plans. See "Loan Provisions for Certain Tax Benefited Retirement Plans". We require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

  Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). (The loan application defines a default on the loan and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) For TSA Plans that are not subject to ERISA, the current actual distribution will be limited to pre-1989 money unless you are age 59 1/2 or otherwise comply with the legal requirements for permitted distributions under the TSA contract. If these limitations do not apply (i.e. you are under the age of 59 1/2 or no pre-1989 money is in your contract) we will report the amount of the unpaid installment repayment or default as a deemed distribution for tax purposes, but will postpone an actual distribution from the Contract until the earliest distribution date permitted under the law. We will not accept an installment repayment of less than the amount billed. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The trustee of a Qualified Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, we will report the default to the IRS as a taxable distribution under the Contract.

  The Internal Revenue Service issued regulations that require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t). However, a deemed distribution under
Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Section 401(a) and certain other employer-sponsored qualified plans. YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement. The terms of this agreement must comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. The plan loan agreement may differ from your Contract loan provisions and, if you are a participant in a Qualified Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

  The ERISA regulations have requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations. It is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by a portion of the Contract Value which is held in the Company's general account. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

QUALIFIED CONTRACTS

  The Contract is designed for use with certain retirement plans that qualify for Federal tax benefits. The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

  We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract under applicable federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

  Statutory limitations on contributions to retirement plans that qualify for federal tax benefits may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions may be tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

  TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information about all the applicable limitations, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations. Any purchase payments attributable to permissible contributions under Code
Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the Contract. However, these payments may be subject to FICA (Social Security) and Medicare taxes.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

  IRAS, SEPS, SARSEPS, SIMPLE IRAS AND ROTH IRAS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to a spousal IRA is $2,000. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 2001 the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $33,000 and $43,000 for an individual, between $53,000 and $63,000 for the covered spouse of a married couple filing jointly, between $150,000 and $160,000 for the non-covered spouse of a married couple filing jointly, and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs, SARSEPs and SIMPLE IRAs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $170,000 for 2001) or $35,000. The maximum salary reduction contribution currently permitted to a SIMPLE IRA is $6,500. In addition, an employer may make a matching contribution to a SIMPLE IRA, typically of 2% or 3% of the compensation (as limited by the Code) of the employee. For more information concerning the contributions to IRAs, SEPs, SARSEPs, and SIMPLE IRAs you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of a "lump sum" distribution (as defined in the Code) from a Qualified Plan.

  ROTH IRAS

  Eligible individuals can contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. The maximum purchase payment which may be contributed each year to a Roth IRA is the lesser of $2,000 or 100 percent of includible compensation. A spousal Roth IRA is available if the taxpayer and spouse file a joint return. The maximum purchase payment that a taxpayer may make to a spousal Roth IRA is $2,000. Except in the case of a rollover or a transfer, no more than $2,000 can be contributed in aggregate to all IRAs and Roth IRAs of either spouse during any tax year. The Roth IRA contribution may be limited to less than $2,000 depending on the taxpayer's modified adjusted gross income ("AGI"). The maximum contribution begins to phase out if the taxpayer is single and the taxpayer's AGI is more than $95,000 or if the taxpayer is married and files a joint tax return and the taxpayer's AGI is more than $150,000. The taxpayer may not contribute to a Roth IRA if the taxpayer's AGI is over $110,000 (if the taxpayer is single), $160,000 (if the taxpayer is married and files a joint tax return), or $10,000 (if the taxpayer is married and files separate tax returns).You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

  SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,500 for 2001. The amounts so deferred (including earnings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/her Beneficiary. With respect to a Section 457 Plan for a nonprofit organization other than a governmental entity, (i) once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer and (ii) the employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The Plans may permit participants to specify the form of investment for their deferred compensation accounts. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

  QUALIFIED PLANS

  Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

(ii) Distributions from the Contract

  MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  Distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to mandatory withholding by the plan or payor at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from a Qualified Plan or a TSA Plan, except for certain distributions such as distributions required by the Code or in a specified annuity form. After December 31, 1998 permissible hardship withdrawals from TSA and 401(k) plans are no longer treated as an "eligible rollover distribution." Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  QUALIFIED PLANS, TSA PLANS, IRAS, SEPS, SARSEPS, SIMPLE IRAS, ROTH IRAS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP, SIMPLE IRA or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment in the Contract," a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, SEPs, SARSEPs and SIMPLE IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. Additional exceptions may apply in specified circumstances. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over a period not extending beyond the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  For TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under
Section 403(b) of the Code may be made.

  For a SIMPLE IRA, the 10% penalty tax described above is increased to 25% with respect to withdrawals made during the first two years of participation. For Roth IRAs, distributions representing amounts attributable to contributions to a Roth IRA which has been established for five years or more are generally not taxed.

  Except under a Roth IRA, annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Qualified Plan or a Governmental Plan, if the Annuitant is not a "five-percent owner" as defined in the Code, these distributions must begin by the later of the date determined by the preceding sentence or April 1 of the year following the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. We currently waive the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. Rules regarding required minimum distributions apply to IRAs (including SEP, SARSEPs and SIMPLEs), Qualified Plans, TSA Plans and Governmental Plans. Roth IRAs under Section 408A do not require distributions at any time prior to the Contract Owner's death. A penalty tax of up to 50% of the amount which should have been distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount.

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.

  SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or the year of retirement, and meet other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs, SIMPLE IRAs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the beneficiary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's actual life expectancy.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. We are required to withhold taxes from certain distributions under certain qualified contracts.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same federal income tax treatment as the initial purchase payment under the Contract; we will not accept an additional purchase payment under a Contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                                 VOTING RIGHTS

  We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

  Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a sub-account and the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

  We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which we have received voting instructions.

  We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

                      DISTRIBUTION OF THE CONTRACTS

  We have entered into a distribution agreement with New England Securities for the distribution and sale of the Contracts. Pursuant to this agreement, New England Securities serves as principal underwriter for the Contracts. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, is located at 399 Boylston Street, Boston, Massachusetts 02117. New England Securities is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

  New England Securities offers the Contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

  We pay sales commissions for the sale of the Contracts. Sales commissions may vary, but are expected not to exceed 8% of purchase payments. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. We pay compensation either as a percentage of purchase payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. All or a portion of commissions may be returned if the Contract is not continued through the first Contract year.

  New England Securities may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Contracts. Under these agreements, the commissions paid to the broker-dealer on behalf of the registered representative are not expected to exceed those described above; selling firms may retain a portion of commissions.

  New England Securities does not retain any override as distributor for the Contracts. However, New England Securities' operating and other expenses are paid for by the Company. Also, New England Securities or an affiliate may receive 12b-1 fees from certain Eligible Funds.

  Because registered representatives of New England Securities are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contract Owners or the Variable Account.

                               THE FIXED ACCOUNT

  The contract has a Fixed Account option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a Variable Account contract, allowing you to protect principal and earn a guaranteed rate of interest.

  Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an effective annual rate of at least 3%. (Special rules apply to loan repayments. See the Statement of Additional Information.) We are not obligated to credit interest at a rate higher than 3%, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily.

  Any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12 month period. At the end of each succeeding 12 month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

  A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) which is the result of a Contract loan.

  Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. Amounts you withdraw from the Fixed Account due to a Contract loan will be on a "last-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as are in the Variable Account regarding surrenders and partial surrenders. Special limits, however, apply to transfers involving the Fixed Account (see below).

  Unless you request otherwise, any partial surrender you make will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account, proportionately. In addition, if any portion of your Contract loan comes from Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account.

  We limit the amount of Contract Value which you may transfer from the Fixed Account to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year, except with our consent. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. See the Statement of Additional Information. Amounts you transfer to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which you made deposits into the Fixed Account.

  We will deduct the annual Administration Contract Charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or our general account as the result of a loan.

  For more information on the Fixed Account please refer to the Statement of Additional Information.

                      INVESTMENT PERFORMANCE INFORMATION

  We may advertise or include in sales literature (i) total returns for the sub-accounts, (ii) non-standard returns for the sub-accounts and (iii) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the sub-accounts for a specified period. Total returns for the sub-accounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a sub-account's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. See the Statement of Additional Information.

STANDARD RETURN

  The total return of a sub-account refers to return quotations assuming an investment under a Contract has been held in the sub-account for the stated times. Average annual total return of a sub-account tells you the return you would have experienced if you allocated a $1,000 purchase payment to a sub-account for the specified period. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the sub-account, including any Contingent Deferred Sales Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the sub-account if any of those periods are not available. See the Statement of Additional Information.

NON-STANDARD RETURN

  "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Contingent Deferred Sales Charge. In addition, we may from time to time disclose average annual total return for non-standard periods and cumulative total return for a sub-account. Non-standard performance will be accompanied by standard performance. See the Statement of Additional Information.

  We may also illustrate what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day or the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and surrender value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration. Surrender value reflects the deduction of any Contingent Deferred Sales Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and surrender value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or surrender value at the beginning and at the end of each year and dividing it by the beginning Contract Value or surrender value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or surrender value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

  We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

  We may also illustrate growth and value of a specified purchase payment or payments in the same manner as described above based on hypothetical returns.

OTHER PERFORMANCE

  In advertising and sales literature, we may compare the performance of each sub-account to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the sub-accounts. Advertising and sales literature may also show the performance rankings of the sub-accounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS") or may compare to the performance of a sub-account to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                             FINANCIAL STATEMENTS

  You may find the financial statements of the Company and the Variable Account in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                                                  NUMBER OF
                                                                 ACCUMULATION
                                    ACCUMULATION                    UNITS
                                    UNIT VALUE AT ACCUMULATION  OUTSTANDING AT
                                    BEGINNING OF  UNIT VALUE AT END OF PERIOD
                                       PERIOD     END OF PERIOD (IN THOUSANDS)
                                    ------------- ------------- --------------
Money Market Sub-Account
 04/19/95* to 12/31/95.............   1.824171      1.877438           --
 01/01/96 to 12/31/96..............   1.877438      1.946086           --
 01/01/97 to 12/31/97..............   1.946086      2.021482           --
 01/01/98 to 12/31/98..............   2.021482      2.098320         3,737
 01/01/99 to 12/31/99..............   2.098320      2.171899        21,356
 01/01/00 to 12/31/00..............   2.171899      2.275063        23,796
Bond Income Sub-Account
 04/19/95* to 12/31/95.............   2.684861      3.018347           --
 01/01/96 to 12/31/96..............   3.018347      3.113250           --
 01/01/97 to 12/31/97..............   3.113250      3.404265           --
 01/01/98 to 12/31/98..............   3.404265      3.660529         2,055
 01/01/99 to 12/31/99..............   3.660529      3.592823        10,828
 01/01/00 to 12/31/00..............   3.592823      3.831633        14,739

Strategic Bond Opportunities Sub-
 Account
 04/19/95* to 12/31/95.............   1.030925      1.158151           --
 01/01/96 to 12/31/96..............   1.158151      1.305874           --
 01/01/97 to 12/31/97..............   1.305874      1.430333           --
 01/01/98 to 12/31/98..............   1.430333      1.439188         2,999
 01/01/99 to 12/31/99..............   1.439188      1.439668        10,480
 01/01/00 to 12/31/00..............   1.439668      1.522166        16,507

U.S. Government Sub-Account
 04/19/95* to 12/31/95.............   1.046628      1.138448           --
 01/01/96 to 12/31/96..............   1.138448      1.159699           --
 01/01/97 to 12/31/97..............   1.159699      1.240432           --
 01/01/98 to 12/31/98..............   1.240432      1.316242         3,447
 01/01/99 to 12/31/99..............   1.316242      1.300191        11,140
 01/01/00 to 12/31/00..............   1.300191      1.416200        16,057

Balanced Sub-Account
 04/19/95* to 12/31/95.............   1.073395      1.226569           --
 01/01/96 to 12/31/96..............   1.226569      1.413947           --
 01/01/97 to 12/31/97..............   1.413947      1.619885           --
 01/01/98 to 12/31/98..............   1.619885      1.742881         4,075
 01/01/99 to 12/31/99..............   1.742881      1.631646        21,661
 01/01/00 to 12/31/00..............   1.631646      1.578230        27,155

Equity Growth Sub-Account
 04/19/95* to 12/31/95.............   1.091176      1.401562           --
 01/01/96 to 12/31/96..............   1.401562      1.563978           --
 01/01/97 to 12/31/97..............   1.563978      1.937505           --
 01/01/98 to 12/31/98..............   1.937505      2.823513         4,586
 01/01/99 to 12/31/99..............   2.823513      3.734589        35,476
 01/01/00 to 12/31/00..............   3.734589      3.17881         64,981

--------
*Date on which the sub-account first became available.

                                                                   NUMBER OF
                                                                  ACCUMULATION
                                     ACCUMULATION                    UNITS
                                     UNIT VALUE AT ACCUMULATION  OUTSTANDING AT
                                     BEGINNING OF  UNIT VALUE AT END OF PERIOD
                                        PERIOD     END OF PERIOD (IN THOUSANDS)
                                     ------------- ------------- --------------
Venture Value Sub-Account
 04/19/95* to 12/31/95.............    1.071349      1.322415            --
 01/01/96 to 12/31/96..............    1.322415      1.640833            --
 01/01/97 to 12/31/97..............    1.640833      2.160040            --
 01/01/98 to 12/31/98..............    2.160040      2.437055         4,389
 01/01/99 to 12/31/99..............    2.437055      2.824171        33,707
 01/01/00 to 12/31/00..............    2.824171      3.049260        62,769

Mid Cap Value Sub-Account
 04/19/95* to 12/31/95.............    1.200515      1.438865            --
 01/01/96 to 12/31/96..............    1.436949      1.669358            --
 01/01/97 to 12/31/97..............    1.666295      1.932280            --
 01/01/98 to 04/30/98..............    1.927771      2.193289            --
 05/01/98 to 12/31/98..............    2.193289      1.797180         1,480
 01/01/99 to 12/31/99..............    1.797180      1.778414         6,534
 01/01/00 to 12/31/00..............    1.778414      2.112113        12,974

Small Cap Sub-Account
 04/19/95* to 12/31/95.............    1.024415      1.218215            --
 01/01/96 to 12/31/96..............    1.218215      1.569712            --
 01/01/97 to 12/31/97..............    1.569712      1.932590            --
 01/01/98 to 12/31/98..............    1.932590      1.873409         2,233
 01/01/99 to 12/31/99..............    1.873409      2.433952        11,469
 01/01/00 to 12/31/00..............    2.433952       2.52634        33,563

MFS Investors Trust Sub-Account
 07/01/99* to 12/31/99.............    1.025560      1.018894         3,629
 01/01/00 to 12/31/00..............    1.018894      1.003305        11,237
MFS Research Managers Sub-Account
 07/01/99* to 12/31/99.............    1.058483      1.186801         3,133
 01/01/00 to 12/31/00..............    1.186801      1.127801        27,930
Growth and Income Sub-Account
 04/19/95* to 12/31/95.............    1.191883      1.483784            --
 01/01/96 to 12/31/96..............    1.483784      1.727747            --
 01/01/97 to 12/31/97..............    1.727747      2.274012            --
 01/01/98 to 12/31/98..............    2.274012      2.790691         4,235
 01/01/99 to 12/31/99..............    2.790691      3.009259        27,575
 01/01/00 to 12/31/00..............    3.009259      2.814682        36,472

Putnam Large Cap Growth Sub-Account
 05/01/00* to 12/31/00.............    1.000000      0.723242        14,013
Putnam International Stock Sub-Ac-
 count**
(previously the Morgan Stanley In-
 ternational Magnum Equity Sub-
 Account)
 04/19/95* to 12/31/95.............    1.034298      1.072382            --
 01/01/96 to 12/31/96..............    1.072382      1.127927            --
 01/01/97 to 12/31/97..............    1.127927      1.097793            --
 01/01/98 to 12/31/98..............    1.097793      1.161274         2,163
 01/01/99 to 12/31/99..............    1.161274      1.426996        14,100
 01/01/00 to 12/31/00..............    1.426996      1.486746        33,579

--------
 *Date on which the sub-account first became available.
**On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract.

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

  Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered will be higher than the average cost per share.

  Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

  If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the on-going purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

  Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

  Toll-free telephone service:
                        --A recording of daily unit values is available by
                         calling 1-800-333-2501.

                        --Fund transfers and changes of future purchase
                         payment allocations can be made by calling 1-800-435-4117.

  Written Communications:
                        --All communications and inquiries regarding address
                         changes, premium payments, billing, fund transfers, surrenders, maturities and any other processing matters relating to your Contract should be directed to:

                           New England Annuities
                           P.O. Box 642

                           Boston, MA 02116

                                  APPENDIX B

                       CONTINGENT DEFERRED SALES CHARGE

  The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of:
(1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Contingent Deferred Sales Charge would expire.

  As an example, assume that you apply $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived when you applied the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                                  APPENDIX C

                                  PREMIUM TAX

  Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

               CONTRACTS USED WITH TAX
JURISDICTION   QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
------------   -------------------------- -------------------
California                0.50%                  2.35%
Maine                       --                   2.00%
Nevada                      --                   3.50%
Puerto Rico               1.00%                  1.00%
South Dakota                --                   1.25%
West Virginia             1.00%                  1.00%
Wyoming                     --                   1.00%

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                  APPENDIX D

                              EXCHANGED CONTRACTS

  You may exchange a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract (a "new contract"), as long as: (1) your age does not exceed the maximum age at issue for a new contract; (2) the contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract and; (3) (unless waived by the Company) you meet our underwriting standards. We may waive the minimum initial and subsequent purchase payment amount to correspond to the old contract. As of the date you make the exchange, we will credit the contract value of the old contract as the initial purchase payment to the new contract. We will not deduct any charges, including any CDSC, at the time of exchange. See below for a comparison of the charges under the old contracts and the new contracts. We issue the American Growth Series Contract and MetLife issues the old contracts. Although we are a subsidiary of MetLife, MetLife does not guarantee our obligations.

  The American Growth Series Contract provides an enhanced death benefit, more options under the systematic withdrawal feature than the Zenith Accumulator contract, and access to a variety of investment options that differs from those currently available under the old contracts. For more information, see "Payment on Death Prior to Annuitization," "Systematic Withdrawals," and "Investments of the Variable Account." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." If a Contract Owner becomes ill or disabled we will waive the Contingent Deferred Sales Charge on an American Growth Series contract (a benefit that is not available under the Zenith Accumulator contract). For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

  If you exchange a Fund I, Preference or Zenith Accumulator contract issued by New England Mutual Life Insurance Company (now MetLife) for an American Growth Series Contract, when we issue the new contract the minimum guaranteed death benefit will be either the death benefit that applied to the old contract on the date of the exchange, or the amount paid into the American Growth Series, whichever is greater. We will recalculate the minimum guaranteed death benefit on each six month interval following the date of the exchange. (See Payment on Death Prior to Annuitization.)

  If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. You should keep in mind that we will treat assets transferred in exchange for an American Growth Series Contract as a purchase payment for purposes of calculating the free withdrawal amount and CDSC. Also, keep in mind that the American Growth Series Contract may require a higher minimum for any subsequent purchase payments you may wish to make, although we may consent to waive the minimum to correspond to the terms of the old contract.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH ACCUMULATOR CONTRACT


                                                           ASSET-BASED
                                                           (MORTALITY &
                                                           EXPENSE AND     ADMINISTRATION
                                                           ADMIN. ASSET       CONTRACT
                                       CDSC                  CHARGE)           CHARGE           OTHER
                          ------------------------------- --------------   -------------- ----------------
  American Growth Series  7% of purchase payments;              1.40%      $30 (or 2% of  premium tax
   (AGS)                  declining to 0% after 7 years      (1.65% for    total          charge on
                                                               certain     Contract       purchase
                                                            Sub-accounts)  Value if       payments in
                                                                           less) --       South Dakota is
                                                                           waiver may     paid by us and
                                                                           apply          recovered later
  Fund I                  --none on exchange (will apply    approximately  3% of first    premium tax
                          to subsequent withdrawal from         1.35%      $46 2% of      charge taken
                          AGS)                               (including    excess         from purchase
                          --subsequent purchase payments     investment    (amounts will  payments in
                          will have AGS's CDSC              advisory fee)  be lower for   South Dakota
                                                                           single         --Sales Charge--
                                                                           purchase       maximum 6%
                                                                           payment
                                                                           contracts)
  Preference              --none on exchange (but will          1.25%      $30 --         premium tax
                          apply to subsequent withdrawal   (mortality and  no waiver      charge taken
                          from AGS)                         expense only;                 from purchase
                          --subsequent purchase payments         no                       payments in
                          will have AGS's CDSC             Administration                 South Dakota
                                                            Asset Charge)
  Zenith Accumulator      --none on exchange                    1.35%      $30            --transfer fee
                          --will apply on subsequent                                      of $10 if you
                          withdrawal from AGS using the                                   make more than
                          time table for Zenith                                           12 per year
                          Accumulator
                          --10 year, 6.5% (of Contract
                          Value) declining CDSC if you
                          have a Zenith Accumulator
                          Contract
                          --subsequent purchase payments
                          will have AGS's CDSC

                               TABLE OF CONTENTS
                                      OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
                                                                           -----
THE COMPANY...............................................................  II-3
SERVICES RELATING TO THE VARIABLE ACCOUNT.................................  II-3
PERFORMANCE COMPARISONS...................................................  II-3
CALCULATION OF PERFORMANCE DATA...........................................  II-4
NET INVESTMENT FACTOR..................................................... II-31
ANNUITY PAYMENTS.......................................................... II-31
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS...................... II-33
HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS........................ II-37
THE FIXED ACCOUNT......................................................... II-41
EXPERTS................................................................... II-42
LEGAL MATTERS............................................................. II-42
APPENDIX A................................................................ II-43
FINANCIAL STATEMENTS......................................................   F-1

  If you would like a copy of the Statement of Additional Information, please complete the request form below and mail to:

  New England Securities Corporation
  399 Boylston Street
  Boston, Massachusetts 02116

        Please send a copy of the Statement of Additional
      Information for New England Variable Annuity Separate
      Account (American Growth Series) to:

      ----------------------------------------------------------
      Name

      ----------------------------------------------------------
      Street

      ----------------------------------------------------------
      City                       State                       Zip

                            AMERICAN GROWTH SERIES

                     Individual Variable Annuity Contracts
                                   Issued By
               New England Variable Annuity Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                               Boston, MA 02116
                                (617) 578-2000

                         SUPPLEMENT DATED MAY 1, 2001
                         TO THE PROSPECTUS MAY 1, 2000

  This supplement updates certain information in the prospectus dated May 1, 2000, describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by New England Variable Annuity Separate Account (the "Variable Account"). You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated May 1, 2001, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated May 1, 2000, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 399 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-365-5015.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE
ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  HIGHLIGHTS

  Condensed financial information containing the accumulation unit value history and average annual total return information appears at the end of this supplement.

  For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts."

STATE VARIATIONS

  Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this supplement. This supplement updates certain information in the prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Home Office.


  We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Home Office or your registered representative.

REPLACEMENT OF CONTRACTS

  Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your registered representative if purchasing a Contract would be advantageous, given the Contract's features, benefits, and charges.

                                 EXPENSE TABLE

  The purpose of the table and the examples below is to explain the various costs and expenses you will bear, directly or indirectly, as a Contract Owner. These are deducted from purchase payments, the Variable Account, or the Eligible Funds. In the examples following the table, we assume that you allocated your entire purchase payment to one Sub-account, with no transfers.

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage of pur-
     chase payments)..................................................     0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage of
     each purchase payment)...........................................     7%
    Transfer Fee(3)...................................................    $ 0
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4)..................    $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as a percentage of average daily net assets)

                                                 AMERICAN FUNDS GROWTH
                                                 SUB-ACCOUNT, AMERICAN
                                                  FUNDS GROWTH-INCOME
                                                    SUB-ACCOUNT AND      ALL
                                                 AMERICAN FUNDS GLOBAL  OTHER
                                                 SMALL CAPITALIZATION    SUB-
                                                      SUB-ACCOUNT      ACCOUNTS
                                                 --------------------- --------
    Mortality and Expense Risk Charge...........         1.55%          1.30%
    Administration Asset Charge.................         0.10%           .10%
                                                         -----          -----
        Total Separate Account Annual Expenses..         1.65%          1.40%

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                         OTHER         TOTAL         OTHER         TOTAL
                                       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                          MANAGEMENT    BEFORE        BEFORE         AFTER         AFTER
                             FEE*    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                          ---------- ------------- ------------- ------------- -------------
Back Bay Advisors Money
 Market Series Class A..     .35%        .06%           .41%         .06%          .41%
Back Bay Advisors Bond
 Income Series Class A..     .40%        .07%           .47%         .07%          .47%
Salomon Brothers
 Strategic Bond
 Opportunities Series
 Class A................     .65%        .13%           .78%         .13%          .78%
Salomon Brothers U.S.
 Government Series
 Class A(6)                  .55%        .16%           .71%         .15%          .70%
Balanced Series Class A.     .70%        .10%           .80%         .10%          .80%
Alger Equity Growth
 Series Class A.........     .75%        .04%           .79%         .04%          .79%
Davis Venture Value
 Series Class A.........     .75%        .04%           .79%         .04%          .79%
Harris Oakmark Mid Cap
 Value
 Series Class A(6)......     .75%        .21%           .96%         .15%          .90%
Loomis Sayles Small Cap
 Series Class A(6)(7)...     .90%        .06%           .96%         .06%          .96%
MFS Investors Trust
 Series Class A(6)......     .75%        .82%          1.57%         .15%          .90%
MFS Research Managers
 Series Class A(6)......     .75%        .50%          1.25%         .15%          .90%
Westpeak Growth and
 Income Series
 Class A(7).............     .68%        .05%           .73%         .05%          .73%

--------

* Our affiliate MetLife Advisers, LLC ("MetLife Advisers"), formerly New England Investment Management, LLC ("NEIM"), is the investment adviser for the Series of the Zenith Fund.

                        METROPOLITAN SERIES FUND, INC.

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000
 (ANTICIPATED EXPENSES FOR 2001 FOR THE JANUS GROWTH AND FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS)
 (AS A PERCENTAGE OF NET ASSETS)


                                                        OTHER         TOTAL         OTHER         TOTAL
                                          12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                            MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                               FEE*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                            ---------- ------------ ------------- ------------- ------------- -------------
Lehman Brothers Aggregate
 Bond Index Portfolio
 Class B(10)..............     .25%        .25%         .12%           .62%         .12%           .62%
Janus Growth
 Portfolio Class B(8)(10).     .80%        .25%         .29%          1.34%         .15%          1.20%
Janus Mid Cap Portfolio
 Class B(10)..............     .66%        .25%         .04%           .95%         .04%           .95%
MetLife Mid Cap Stock
 Index Portfolio
 Class B(8)(10)(11).......     .25%        .25%         .58%          1.08%         .20%           .70%
MetLife Stock
 Index Portfolio
 Class B(10)..............     .25%        .25%         .03%           .53%         .03%           .53%
Neuberger Berman Partners
 Mid Cap Value Portfolio
 Class B(7)(8)(10)........     .70%        .25%         .19%          1.14%         .19%          1.14%
Putnam Large Cap
 Growth Portfolio
 Class A(8)(11)...........     .80%         N/A         .59%          1.39%         .20%          1.00%
Franklin Templeton Small
 Cap Growth Portfolio
 Class B(8)(10)...........     .90%        .25%         .71%          1.86%         .15%          1.30%
Morgan Stanley EAFE
 Index Portfolio
 Class B(8)(10)...........     .30%        .25%         .48%          1.03%         .40%           .95%
Putnam International
 Stock Portfolio
 Class A(9)...............     .90%         N/A         .24%          1.14%         .24%          1.14%
Russell 2000 Index
 Portfolio
 Class B(8)(10)...........     .25%        .25%         .30%           .80%         .30%           .80%
State Street Research
 Aurora Small Cap Value
 Portfolio
 Class A(8)(11)...........     .85%         N/A         .49%          1.34%         .20%          1.05%
State Street Research
 Investment Trust
 Portfolio
 Class B(7)(10)...........     .47%        .25%         .03%           .75%         .03%           .75%

--------

* Our affiliate, MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Fund. Prior to May 1, 2001, Metropolitan Life Insurance Company ("MetLife") served as investment manager.

                          MET INVESTORS SERIES TRUST

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (ANTICIPATED EXPENSES FOR 2001 FOR THE PIMCO TOTAL RETURN, MFS MID-CAP GROWTH, MFS RESEARCH INTERNATIONAL, AND PIMCO INNOVATION PORTFOLIOS)

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                           MANAGEMENT                    OTHER         TOTAL      MANAGEMENT       OTHER         TOTAL
                              FEE*         12B-1       EXPENSES      EXPENSES         FEE        EXPENSES      EXPENSES
                             BEFORE     DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER         AFTER
                          REIMBURSEMENT     FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                          ------------- ------------ ------------- ------------- ------------- ------------- -------------
Lord Abbett Bond
 Debenture Portfolio
 Class B (10)(12)(13)...       .60%         .25%          .10%          .95%          .60%          .10%          .95%
PIMCO Total Return
 Portfolio
 Class B(10)(12)........       .50%         .25%          .24%          .99%          .41%          .24%          .90%
MFS Mid-Cap Growth
 Portfolio
 Class B(10)(12)........       .65%         .25%          .18%         1.08%          .62%          .18%         1.05%
MFS Reasearch
 International Portfolio
 Class B(10)(12)........       .80%         .25%          .29%         1.34%          .71%          .29%         1.25%
PIMCO Innovation
 Portfolio
 Class B(10)(12)........      1.05%         .25%          .41%         1.71%          .69%          .41%         1.35%

--------
* Met Investors Advisory Corp. is the manager of the Portfolios of the Met Investors Series Trust.

                     AMERICAN FUNDS INSURANCE SERIES

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                    OTHER         TOTAL         OTHER         TOTAL
                                      12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                        MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                           FEE*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                        ---------- ------------ ------------- ------------- ------------- -------------
American Funds
 Growth Fund
 Class 2(10)...........    .36%        .25%          .02%          .63%          .02%          .63%
American Funds Growth-
 Income Fund
 Class 2(10)...........    .34%        .25%          .01%          .60%          .01%          .60%
American Funds Global
 Small Capitalization
 Fund Class 2(10)......    .80%        .25%          .06%         1.11%          .06%         1.11%

--------

* Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

EXAMPLES

  The purpose of the following Examples is to assist you in understanding the expenses that you would pay over time. The Examples (i) are based on the actual charges and expenses for the Variable Account and for each Eligible Fund for the fiscal year ended December 31, 2000, as stated in the Fee Table(14); and (ii) assume that current waivers and reimbursements of fund expenses will remain in effect for the periods shown (these waivers and reimbursements, however, may be terminated at any time):

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on each Eligible Fund listed below and
   2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year, 3 years and 5 years):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Back Bay Advisors Money Market............ $84.24 $108.48 $131.52 $219.45
     Back Bay Advisors Bond Income.............  84.80  110.20  134.59  225.73
     Salomon Brothers Strategic Bond
      Opportunities............................  87.68  119.12  150.33  257.56
     Salomon Brothers U.S. Government..........  86.94  116.83  146.29  249.45
     Balanced..................................  87.87  119.70  151.34  259.57
     Alger Equity Growth.......................  87.78  119.42  150.84  258.56
     Davis Venture Value.......................  87.78  119.42  150.84  258.56
     Harris Oakmark Mid Cap Value..............  88.80  122.56  156.36  269.59
     Loomis Sayles Small Cap...................  89.35  124.27  159.35  275.54
     MFS Investors Trust.......................  88.80  122.56  156.36  269.59
     MFS Research Managers.....................  88.80  122.56  156.36  269.59
     Westpeak Growth and Income................  87.22  117.70  147.81  252.50
     Lehman Brothers Aggregate Bond Index*.....  86.19  114.53  142.24  241.27
     Janus Growth*.............................  91.58  131.07  171.25  298.99
     Janus Mid Cap*............................  89.26  123.98  158.86  274.55
     MetLife Mid Cap Stock Index*..............  86.94  116.83  146.29  249.45
     MetLife Stock Index*......................  85.35  111.94  137.66  231.98
     Neuberger Berman Partners Mid Cap Value*..  91.03  129.38  168.29  293.18
     Putnam Large Cap Growth...................  89.73  125.40  161.35  279.49
     Franklin Templeton Small Cap Growth*......  92.50  133.90  176.17  308.57
     Morgan Stanley EAFE Index*................  89.26  123.98  158.86  274.55
     Putnam International Stock................  91.03  129.38  168.29  293.18
     Russell 2000 Index*.......................  87.87  119.70  151.34  259.57
     State Street Research Aurora Small Cap
      Value*...................................  90.19  126.82  163.83  284.41
     State Street Research Investment Trust*...  87.41  118.27  148.82  254.52
     Lord Abbett Bond Debenture*...............  89.26  123.98  158.86  274.55
     PIMCO Total Return*.......................  88.80  122.56  156.36  269.59
     MFS Mid-Cap Growth*.......................  90.19  126.82  163.83  284.41
     MFS Research International*...............  92.05  132.48  173.71  303.79
     PIMCO Innovation*.........................  92.96  135.30  178.60  313.33
     American Funds Growth*....................  88.61  121.98  155.35  267.59
     American Funds Growth-Income*.............  88.33  121.12  153.85  264.59
     American Funds Global Small
      Capitalization*..........................  93.06  135.58  179.08  314.28

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on each Eligible Fund listed below and
   2) that you do not surrender your Contract or that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(15):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Back Bay Advisors Money Market............ $19.11 $59.08  $101.52 $219.45
     Back Bay Advisors Bond Income.............  19.71  60.90   104.59  225.73
     Salomon Brothers Strategic Bond
      Opportunities............................  22.82  70.29   120.33  257.56
     Salomon Brothers U.S. Government..........  22.02  67.88   116.29  249.45
     Balanced..................................  23.02  70.90   121.34  259.57
     Alger Equity Growth.......................  22.92  70.60   120.84  258.56
     Davis Venture Value.......................  22.92  70.60   120.84  258.56
     Harris Oakmark Mid Cap Value..............  24.02  73.91   126.36  269.59
     Loomis Sayles Small Cap...................  24.62  75.71   129.35  275.54
     MFS Investors Trust.......................  24.02  73.91   126.36  269.59
     MFS Research Managers.....................  24.02  73.91   126.36  269.59
     Westpeak Growth and Income................  22.32  68.79   117.81  252.50
     Lehman Brothers Aggregate Bond Index*.....  21.21  65.46   112.24  241.27
     Janus Growth*.............................  27.02  82.87   141.25  298.99
     Janus Mid Cap*............................  24.52  75.41   128.86  274.55
     MetLife Mid Cap Stock Index*..............  22.02  67.88   116.29  249.45
     MetLife Stock Index*......................  20.31  62.73   107.66  231.98
     Neuberger Berman Partners Mid Cap Value*..  26.42  81.09   138.29  293.18
     Putnam Large Cap Growth...................  25.02  76.90   131.35  279.49
     Franklin Templeton Small Cap Growth*......  28.01  85.85   146.17  308.57
     Morgan Stanley EAFE Index*................  24.52  75.41   128.86  274.55
     Putnam International Stock................  26.42  81.09   138.29  293.18
     Russell 2000 Index*.......................  23.02  70.90   121.34  259.57
     State Street Research Aurora Small Cap
      Value*...................................  25.52  78.40   133.83  284.41
     State Street Research Investment Trust*...  22.52  69.39   118.82  254.52
     Lord Abbett Bond Debenture*...............  24.52  75.41   128.86  274.55
     PIMCO Total Return*.......................  24.02  73.91   126.36  269.59
     MFS Mid-Cap Growth*.......................  25.52  78.40   133.83  284.41
     MFS Research International*...............  27.52  84.36   143.71  303.79
     PIMCO Innovation*.........................  28.51  87.33   148.61  313.33
     American Funds Growth*....................  23.82  73.30   125.35  267.59
     American Funds Growth-Income*.............  23.52  72.40   123.85  264.59
     American Funds Global Small
      Capitalization*..........................  28.61  87.62   149.10  314.28

--------
 * Availability of these portfolios is subject to any necessary state insurance department approval.
--------
NOTES:
(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value (or if applicable, purchase payments).
(2) The Contingent Deferred Sales Charge applies to each purchase payment and declines annually over the first seven year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment.

(3) We reserve the right to limit the number and amount of transfers and impose a transfer fee.

(4)  The Administration Contract Charge is not imposed after annuitization.

(5)  These charges are not imposed on the Fixed Account.

(6) MetLife Advisers (formerly NEIM) voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses which exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. The limit on expenses for these series are: .70% of average daily net assets for the Salomon Brothers U.S. Government Series; .90% of average daily net assets for the Harris Oakmark Mid Cap Value, MFS Investors Trust and MFS Research Managers Series. MetLife Advisers may end these expense limits at any time.

(7) Total annual expenses do not reflect certain expense reductions due to direct brokerage arrangements. If we included these reductions, total annual expenses would have been: .95% for Loomis Sayles Small Cap Series, .70% for Westpeak Growth and Income Series; 1.01% for Neuberger Berman Partners Mid Cap Value Portfolio and .74% for State Street Research Investment Trust Portfolio.

(8) MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs, and any unusual one-time expenses) of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

               SUBSIDIZED EXPENSES
   PORTFOLIO      IN EXCESS OF     TOTAL NET ASSETS   DATE
   ---------   ------------------- ---------------- --------
    Morgan
    Stanley
     EAFE
   Index....          0.40%          $200 million    4/30/02
    Putnam
   Large Cap
   Growth...          0.20%          $100 million    4/30/02
    MetLife
    Mid Cap
     Stock
   Index*...          0.20%          $100 million    6/30/02
    Russell
     2000
   Index....          0.30%          $200 million    4/30/02

  --------

 * MetLife Advisers will continue to pay expenses of the MetLife Mid Cap Stock Index Portfolio through April 30, 2002, irrespective of the total net assets of the Portfolio.

      MetLife Advisers will pay expenses in excess of .20% of the average net assets of the State Street Research Aurora Small Cap Value Portfolio until April 30, 2002.

      Prior to November 8, 2000, MetLife (the former investment manager to the Metropolitan Series Fund, Inc.) paid all Expenses in excess of .20% of average net assets of the Neuberger Berman Partners Mid Cap Value Portfolio and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until the Portfolios total assets reached $100 million or November 8, 2000, whichever came first.

      These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund Shareholders.

      MetLife Advisers has voluntarily agreed to waive fees or pay all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios greater than 1.20% and 1.30%, respectively, of the average net assets through April 30, 2002. Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's total operating expenses fall below the stated expense limit of 1.20% or 1.30%, respectively.

(9) Until May 1, 2000, the management fee for the Putnam International Stock Portfolio was .75%.

(10) The Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series have each adopted Distribution Plans under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans are described in more detail in the Eligible Funds' prospectuses.

(11) Total Expenses for the MetLife Mid Cap Stock Index, Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios are annualized based on the months the Portfolios were in operation in 2000.

      The MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios commenced operations on July 5, 2000.
      The Putnam Large Cap Growth Portfolio commenced operations on May 1,
      2000.

(12) Met Investors Advisory Corp. and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby, for a period of at least one year from commencement of operations (February 12, 2001), the total of Management Fees and Other Expenses of certain Portfolios will not exceed, in any year in which the Agreement is in effect, the following percentages (excluding 12b-1 fees): .70% for the Lord Abbett Bond Debenture Portfolio; .65% for the PIMCO Total Return Portfolio; .80% for the MFS Mid-Cap Growth Portfolio; 1.00% for the MFS Research International Portfolio; and 1.10% for the PIMCO Innovation Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid to the investment manager.

(13) Until January 1, 2001, the management fee for the Lord Abbett Bond Debenture Portfolio was .75%.

(14) In these examples, the average Administration Contract Charge of .07% has been used. (See (4), above.)

(15) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
-------------------------------------------------------------------------------

                                  THE COMPANY

  We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principle office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. Our Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                             THE VARIABLE ACCOUNT

  We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

  The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

  Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same sub-adviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

  BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series investment objective is a high level of current income consistent with protection of capital.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series investment objective is a high level of total return consistent with preservation of capital.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

  BALANCED SERIES (FORMERLY THE LOOMIS SAYLES BALANCED SERIES)

  The Balanced Series investment objective is long-term total return from a combination of capital appreciation and current income.

  ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series investment objective is long-term capital appreciation.

  DAVIS VENTURE VALUE SERIES

  The Davis Venture Value Series investment objective is growth of capital.

  HARRIS OAKMARK MID CAP VALUE SERIES (FORMERLY THE GOLDMAN SACHS MIDCAP VALUE SERIES)

  The Harris Oakmark Mid Cap Value Series investment objective is long-term capital appreciation.

  LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series investment objective is long-term capital growth from investments in common stocks or other equity securities.

  MFS INVESTORS TRUST SERIES (FORMERLY THE MFS INVESTORS SERIES)

  The MFS Investors Trust Series investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

  MFS RESEARCH MANAGERS SERIES

  The MFS Research Managers Series investment objective is long-term growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES

  The Westpeak Growth and Income Series investment objective is long-term total return through investment in equity securities.

  LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO*

  The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

  JANUS GROWTH PORTFOLIO*

  The Janus Growth Portfolio's investment objective is long-term growth of capital.

  JANUS MID CAP PORTFOLIO*

  The Janus Mid Cap Portfolio's investment objective is long-term growth of capital.

  METLIFE MID CAP STOCK INDEX PORTFOLIO*

  The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

  METLIFE STOCK INDEX PORTFOLIO*

  The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

  NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO*

  The Neuberger Berman Partners Mid Cap Value Portfolio's investment objective is capital growth.

  PUTNAM LARGE CAP GROWTH PORTFOLIO

  The Putnam Large Cap Growth Portfolio's investment objective is capital appreciation.

  FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO*

  The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.

  MORGAN STANLEY EAFE INDEX PORTFOLIO*

  The Morgan Stanley EAFE Index Portfolio's investment objective is to equal the performance of Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index").

  PUTNAM INTERNATIONAL STOCK PORTFOLIO

  The Putnam International Stock Portfolio's investment objective is long-term growth of capital.

  RUSSELL 2000 INDEX PORTFOLIO*

  The Russell 2000 Index Portfolio's investment objective is to equal the return of the Russell 2000 Index.

  STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO*

  The State Street Research Aurora Small Cap Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

  STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO* (FORMERLY STATE STREET RESEARCH GROWTH PORTFOLIO)

  The State Street Research Investment Trust Portfolio's investment objective is long-term growth of capital and income and moderate current income.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

  The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.

  PIMCO TOTAL RETURN PORTFOLIO*

  The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

  MFS MID-CAP GROWTH PORTFOLIO*

  The MFS Mid Cap Growth Portfolio's investment objective is long-term growth of capital.

  MFS RESEARCH INTERNATIONAL PORTFOLIO*

  The MFS Research International Portfolio's investment objective is capital appreciation.

  PIMCO INNOVATION PORTFOLIO*

  The PIMCO Innovation Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

  AMERICAN FUNDS GROWTH FUND*

  The American Funds Growth Fund's investment objective is to seek capital appreciation through stocks.

  AMERICAN FUNDS GROWTH-INCOME FUND*

  The American Funds Growth-Income Fund's investment objective is to seek capital appreciation and income.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND*

  The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.
--------
   * Availability of these Portfolios is subject to any necessary state insurance department approvals.

INVESTMENT ADVICE

  MetLife Advisers (formerly New England Investment Management, LLC) an affiliate of the Company, serves as investment adviser for each Series of the Zenith Fund. Effective May 1, 2001, MetLife Advisers became the investment adviser to the Portfolios of the Metropolitan Fund. The chart below shows the sub-adviser of each Series and the sub-investment manager for each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its sub-advisers and is ultimately responsible for the investment performance of these Eligible Funds. Each sub-adviser and sub-investment manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

SERIES                                SUB-ADVISER
------                                -----------
Back Bay Advisors Money Market
 Series.............................  Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income
 Series.............................  Back Bay Advisors, L.P.*
Salomon Brothers Strategic Bond
 Opportunities**....................  Salomon Brothers Asset Management Inc.
Salomon Brothers U.S. Government
 Series.............................  Salomon Brothers Asset Management Inc.
Balanced Series.....................  Wellington Management Company, LLP.
Alger Equity Growth Series..........  Fred Alger Management, Inc.
Davis Venture Value Series..........  Davis Selected Advisers, L.P.***
Harris Oakmark Mid Cap Value
 Series.............................  Harris Associates L.P.
Loomis Sayles Small Cap Series......  Loomis, Sayles & Company, L.P.
MFS Investors Trust Series..........  Massachusetts Financial Services Company
MFS Research Managers Series........  Massachusetts Financial Services Company
Westpeak Growth and Income Series...  Westpeak Investment Advisors, L.P.
Lehman Brothers Aggregate Bond Index
 Portfolio..........................  Metropolitan Life Insurance Company****
Janus Growth Portfolio..............  Janus Capital Corporation
Janus Mid Cap Portfolio.............  Janus Capital Corporation
MetLife Mid Cap Stock Index
 Portfolio..........................  Metropolitan Life Insurance Company****
MetLife Stock Index Portfolio.......  Metropolitan Life Insurance Company****
Neuberger Berman Partners Mid Cap
 Value Portfolio....................  Neuberger Berman Management Inc.
Putnam Large Cap Growth Portfolio...  Putnam Investment Management, LLC
Franklin Templeton Small Cap Growth
 Portfolio..........................  Franklin Advisers, Inc.
Morgan Stanley EAFE Index Portfolio.  Metropolitan Life Insurance Company****
Putnam International Stock
 Portfolio..........................  Putnam Investment Management, LLC+
Russell 2000 Index Portfolio........  Metropolitan Life Insurance Company****
State Street Research Aurora Small
 Cap Value Portfolio................  State Street Research & Management Company
State Street Research Investment
 Trust Portfolio....................  State Street Research & Management Company

--------

   * CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay in the near future. MetLife Advisers will be hiring a new sub-adviser for the Series. Affected Contract Owners will receive further information when a new sub-adviser is hired.

  ** The Salomon Brothers Strategic Bond Opportunities Series also receives certain investment subadvisory services from Salomon Brothers Asset Management Limited, a London based affiliate of Salomon Brothers Asset Management Inc.

 *** Davis Selected Advisers may delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

**** Metropolitan Life Insurance Company became the sub-investment manager for the Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company served as the investment manager.

   + Putnam Investment Management, LLC became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time Santander Global Advisors, Inc. served as sub-investment manager.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Harris Oakmark Mid Cap Value Series, Loomis Sayles Small Cap Series and Westpeak Growth and Income Series NEIM (now MetLife Advisers) became the adviser on May 1, 1995. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998 when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000.

  For more information regarding the investment adviser and the sub-adviser of the Zenith Fund Series or the sub-investment manager of the Metropolitan Series Fund Portfolios, see the Zenith Fund or the Metropolitan Series Fund prospectuses attached at the end of this prospectus and their Statements of Additional Information.

  Met Investors Advisory Corp (formerly known as Security First Investment Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Met Investors Series Trust Portfolios. Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture Portfolio. Pacific Investment Mangement Company LLC is the Adviser to the PIMCO Total Return Portfolio. Massachusetts Financial Services Company is the Adviser to the MFS Mid-Cap Growth and MFS Research International Portfolios. PIMCO Equity Advisors, a division of PIMCO Advisors, L.P., is the Advisor to the PIMCO Innovation Portfolio. For more information regarding the manager or adviser of the Met Investors Series Trust Portfolios, see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Capital Research and Management Company is the investment adviser for the American Funds Insurance Series Funds. For more information about the investment adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

  You can also get information about the Zenith Fund, Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. Some Eligible Funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities Corporation ("New England Securities") may also receive brokerage commissions on securities transactions initiated by an investment adviser.

SHARE CLASSES OF THE ELIGIBLE FUNDS

  The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

  .  For the Zenith Fund, we offer Class A SHARES ONLY;

  . For the Metropolitan Fund, we offer Class A SHARES OF PUTNAM LARGE CAP GROWTH, PUTNAM INTERNATIONAL STOCK AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS AND Class B SHARES OF LEHMAN BROTHERS AGGREGATE BOND INDEX, JANUS GROWTH, JANUS MID CAP, METLIFE MID CAP STOCK INDEX, METLIFE STOCK INDEX, NEUBERGER BERMAN PARTNERS MID CAP VALUE, FRANKLIN TEMPLETON SMALL CAP GROWTH, MORGAN STANLEY EAFE INDEX, RUSSELL 2000 INDEX AND STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIOS;

  .  For the Met Investors Series Trust, we offer Class B SHARES ONLY; AND

  .  For the American Funds Insurance Series, we offer Class 2 SHARES ONLY.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, at any time in our sole discretion.

MARKET TIMING

  Certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

CHARGES

  Add this information to the Administration Charges, Contingent Deferred Sales Charge and Other Deductions Section.

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown on pages A-2 through A-4.

  Add this information to the Mortality and Expense Risk Charge Section.

  We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.55% of the daily net assets of the American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account, and 1.30% of the daily net assets of each other sub-account. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining sub-accounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

  If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

REQUESTS AND ELECTIONS

  We do not currently offer Internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

  Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, you registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

    1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

    2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

    3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

    4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

    5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT BE PURCHASED FOR USE WITH SUCH PLANS. THE COMPANY MAY MAKE THE CONTRACT AVAILABLE FOR USE WITH SECTION 401(K) PLANS.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Status--Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of Federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this prospectus, Qualified Contracts are Contracts that fund Qualified Plans, TSA Plans, IRAs, SEPs and SARSEPs, SIMPLE IRAs, Roth IRAs, Section 457 Plans, and Governmental Plans. Purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAXATION OF THE COMPANY

  We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from us, and its operations form a part of us, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, we believe that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, we do not anticipate that it will incur any Federal income tax liability attributable to the Variable Account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the Federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the Variable Account, then we may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACT

  We believe that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in a Contract's Account Value will not be taxable until amounts are received from the Contract, either in the form of Annuity payments or in some other form. In order to be subject to annuity contract treatment for tax purposes, the Contract must meet the following Code requirements:

  Diversification. Section 817(h) of the Code requires that with respect to Non-Qualified Contracts, the investments of the Funds must be "adequately diversified" in accordance with Treasury regulations in order for the

Contracts to qualify as annuity contracts under Federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  Owner Control. In some circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for Federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general. We believe that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to a Contract owned by a natural person.

  Investment in the Contract. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  Surrenders. In the case of a surrender under a Qualified Contract, including Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

  Annuity Payments. Although the tax consequences may vary depending on the annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax adviser regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a Federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise.

  Tax Treatment of Loans. The tax and ERISA rules relating to participant loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. We strongly recommend that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  Contract loans are available to participants under TSA Plans (not subject to ERISA) and to trustees of Qualified Plans. See "Loan Provisions for Certain Tax Benefited Retirement Plans". We require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

  Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). (THE LOAN APPLICATION DEFINES A DEFAULT ON THE LOAN AND INCLUDES, AMONG OTHER THINGS, NONPAYMENT OF THREE CONSECUTIVE OR A TOTAL OF FIVE INSTALLMENT REPAYMENTS, OR SURRENDER OF THE CONTRACT.) FOR TSA PLANS THAT ARE NOT SUBJECT TO ERISA, THE CURRENT ACTUAL DISTRIBUTION WILL BE LIMITED TO PRE-1989 MONEY UNLESS YOU ARE AGE 59 1/2 OR OTHERWISE COMPLY WITH THE LEGAL REQUIREMENTS FOR PERMITTED DISTRIBUTIONS UNDER THE TSA CONTRACT. IF THESE LIMITATIONS DO NOT APPLY (i.e. YOU ARE UNDER THE AGE OF 59 1/2 OR NO PRE-1989 MONEY IS IN YOUR CONTRACT) WE will report the amount of the unpaid installment repayment or default as a deemed distribution for tax purposes, but will postpone an actual distribution from the Contract until the earliest distribution date permitted under the law. We will not accept an installment repayment of less than the amount billed. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. THE TRUSTEE OF A QUALIFIED PLAN SUBJECT TO ERISA WILL BE RESPONSIBLE FOR REPORTING TO THE IRS AND ADVISING THE PARTICIPANT OF ANY TAX CONSEQUENCES RESULTING FROM THE REDUCTION IN THE CONTRACT VALUE CAUSED BY THE SURRENDER AND FOR DETERMINING WHETHER THE SURRENDER ADVERSELY AFFECTS THE QUALIFICATION OF THE PLAN. IN THE CASE OF A TSA PLAN NOT SUBJECT TO ERISA, WE WILL REPORT THE DEFAULT TO THE IRS AS A TAXABLE DISTRIBUTION UNDER THE CONTRACT.

  The Internal Revenue Service issued regulations that require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t). However, a deemed distribution under
Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Section 401(a) and certain other employer-sponsored qualified plans. YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement. The terms of this agreement must comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. THE PLAN LOAN AGREEMENT MAY DIFFER FROM YOUR CONTRACT LOAN PROVISIONS AND, IF YOU ARE A PARTICIPANT IN A QUALIFIED PLAN SUBJECT TO ERISA, YOU SHOULD CONSULT WITH THE FIDUCIARY ADMINISTERING THE PLAN LOAN PROGRAM TO DETERMINE YOUR RIGHTS AND OBLIGATIONS WITH RESPECT TO PLAN LOANS.

  The ERISA regulations have requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations. It is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by a portion of the Contract Value which is held in the Company's general account. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

QUALIFIED CONTRACTS

  The Contract is designed for use with certain retirement plans that qualify for Federal tax benefits. The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

  We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract under applicable Federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

  Statutory limitations on contributions to retirement plans that qualify for Federal tax benefits may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions may be tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

  TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information about all the applicable limitations, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations. ANY PURCHASE PAYMENTS ATTRIBUTABLE TO PERMISSIBLE CONTRIBUTIONS UNDER CODE SECTION 403(B) (AND EARNINGS THEREON) ARE NOT TAXABLE TO THE ANNUITANT UNTIL AMOUNTS ARE DISTRIBUTED FROM THE CONTRACT. HOWEVER, THESE PAYMENTS MAY BE SUBJECT TO FICA (SOCIAL SECURITY) AND MEDICARE TAXES.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

  IRAS, SEPS, SARSEPS, SIMPLE IRAS AND ROTH IRAS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to a spousal IRA is $2,000. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 2001 the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $33,000 and $43,000 for an individual, between $53,000 and $63,000 for the covered spouse of a married couple filing jointly, between $150,000 and $160,000 for the non-covered spouse of a married couple filing jointly, and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs, SARSEPs and SIMPLE IRAs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $170,000 for 2001) or $35,000. The maximum salary reduction contribution currently permitted to a SIMPLE IRA is $6,500. In addition, an employer may make a matching contribution to a SIMPLE IRA, typically of 2% or 3% of the compensation (as limited by the Code) of the employee. For more information concerning the contributions to IRAs, SEPs, SARSEPs, and SIMPLE IRAs you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. IN ADDITION TO THE ABOVE, AN INDIVIDUAL MAY MAKE A "ROLLOVER" CONTRIBUTION INTO AN IRA WITH THE PROCEEDS OF A "LUMP SUM" DISTRIBUTION (AS DEFINED IN THE
CODE) FROM A QUALIFIED PLAN.

  ROTH IRAS

  Eligible individuals can contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. The maximum purchase payment which may be contributed each year to a Roth IRA is the lesser of $2,000 or 100 percent of includible compensation. A spousal Roth IRA is available if the taxpayer and spouse file a joint return. The maximum purchase payment that a taxpayer may make to a spousal Roth IRA is $2,000. Except in the case of a rollover or a transfer, no more than $2,000 can be contributed in aggregate to all IRAs and Roth IRAs of either spouse during any tax year. The Roth IRA contribution may be limited to less than $2,000 depending on the taxpayer's modified adjusted gross income ("AGI"). The maximum contribution begins to phase out if the taxpayer is single and the taxpayer's AGI is more than $95,000 or if the taxpayer is married and files a joint tax return and the taxpayer's AGI is more than $150,000. The taxpayer may not contribute to a Roth IRA if the taxpayer's AGI is over $110,000 (if the taxpayer is single), $160,000 (if the taxpayer is married and files a joint tax return), or $10,000 (if the taxpayer is married and files separate tax returns).You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

  SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,500 for 2001. The amounts so deferred (including earnings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/her Beneficiary. With respect to a Section 457 Plan for a nonprofit organization other than a governmental entity, (i) once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer and (ii) the employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The Plans may permit participants to specify the form of investment for their deferred compensation accounts. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

  QUALIFIED PLANS

  Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

(ii) Distributions from the Contract

  MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  Distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to mandatory withholding by the plan or payor at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from a Qualified Plan or a TSA Plan, except for certain distributions such as distributions required by the Code or in a specified annuity form. After December 31, 1998 permissible hardship withdrawals from TSA and 401(k) plans are no longer treated as an "eligible rollover distribution." Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  QUALIFIED PLANS, TSA PLANS, IRAS, SEPS, SARSEPS, SIMPLE IRAS, ROTH IRAS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP, SIMPLE IRA or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment in the Contract," a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, SEPs, SARSEPs and SIMPLE IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. Additional exceptions may apply in specified circumstances. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over a period not extending beyond the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  For TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under
Section 403(b) of the Code may be made.

  For a SIMPLE IRA, the 10% penalty tax described above is increased to 25% with respect to withdrawals made during the first two years of participation. For Roth IRAs, distributions representing amounts attributable to contributions to a Roth IRA which has been established for five years or more are generally not taxed.

  Except under a Roth IRA, annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Qualified Plan or a Governmental Plan, if the Annuitant is not a "five-percent owner" as defined in the Code, these distributions must begin by the later of the date determined by the preceding sentence or April 1 of the year following the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. We currently waive the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. Rules regarding required minimum distributions apply to IRAs (including SEP, SARSEPs and SIMPLEs), Qualified Plans, TSA Plans and Governmental Plans. Roth IRAs under Section 408A do not require distributions at any time prior to the Contract Owner's death. A penalty tax of up to 50% of the amount which should have been distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount.

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.
  SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or the year of retirement, and meet other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs, SIMPLE IRAs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the beneficiary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's actual life expectancy.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. We are required to withhold taxes from certain distributions under certain qualified contracts.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the Federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same Federal income tax treatment as the initial purchase payment under the Contract; we will not accept an additional purchase payment under a Contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                      DISTRIBUTION OF THE CONTRACTS

  We have entered into a distribution agreement with New England Securities for the distribution and sale of the Contracts. Pursuant to this agreement, New England Securities serves as principal underwriter for the Contracts. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, is located at 399 Boylston Street, Boston, Massachusetts 02116. New England Securities is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

  New England Securities offers the Contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

  We pay sales commissions for the sale of the Contracts. Sales commissions may vary, but are expected not to exceed 8% of purchase payments. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. We pay compensation either as a percentage of purchase payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. All or a portion of commissions may be returned if the Contract is not continued through the first Contract year.

  New England Securities may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Contracts. Under these agreements, the commissions paid to the broker-dealer on behalf of the registered representative are not expected to exceed those described above; selling firms may retain a portion of commissions.

  New England Securities does not retain any override as distributor for the Contracts. However, New England Securities' operating and other expenses are paid for by the Company. Also, New England Securities or an affiliate may receive 12b-1 fees from certain Eligible Funds.

  Because registered representatives of New England Securities are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contract Owners or the Variable Account.

                    INVESTMENT PERFORMANCE INFORMATION

  We may present illustrations for a hypothetical Contract assuming monthly transfers from one sub-account to designated other sub-accounts under a Dollar Cost Averaging Program. We may also present illustraitons designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

                         ACCUMULATION UNIT VALUES

  Financial statements for the New England Variable Annuity Seperate Account and New England Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 399 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015. Set forth below are accumulation unit values for Sub-accounts of the New England Variable Annuity Separate Account Variable Account.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                                                NUMBER OF
                                ACCUMULATION                ACCUMULATION UNITS
                                UNIT VALUE AT ACCUMULATION    OUTSTANDING AT
                                BEGINNING OF  UNIT VALUE AT   END OF PERIOD
                                   PERIOD     END OF PERIOD   (IN THOUSANDS)
                                ------------- ------------- ------------------
Money Market Sub-Account
 04/19/95* to 12/31/95.........   1.824171      1.877438             --
 01/01/96 to 12/31/96..........   1.877438      1.946086             --
 01/01/97 to 12/31/97..........   1.946086      2.021482             --
 01/01/98 to 12/31/98..........   2.021482      2.098320           3,737
 01/01/99 to 12/31/99..........   2.098320      2.171899          21,356
 01/01/00 to 12/31/00..........   2.171899      2.275063          23,796
Bond Income Sub-Account
 04/19/95* to 12/31/95.........   2.684861      3.018347             --
 01/01/96 to 12/31/96..........   3.018347      3.113250             --
 01/01/97 to 12/31/97..........   3.113250      3.404265             --
 01/01/98 to 12/31/98..........   3.404265      3.660529           2,055
 01/01/99 to 12/31/99..........   3.660529      3.592823          10,828
 01/01/00 to 12/31/00..........   3.592023      3.831633          14,739

Strategic Bond Opportunities
 Sub-Account
 04/19/95* to 12/31/95.........   1.030925      1.158151             --
 01/01/96 to 12/31/96..........   1.158151      1.305874             --
 01/01/97 to 12/31/97..........   1.305874      1.430333             --
 01/01/98 to 12/31/98..........   1.430333      1.439188           2,999
 01/01/99 to 12/31/99..........   1.439188      1.439668          10,480
 01/01/00 to 12/31/00..........   1.439668      1.522166          16,507

U.S. Government Sub-Account
 04/19/95* to 12/31/95.........   1.046628      1.138448             --
 01/01/96 to 12/31/96..........   1.138448      1.159699             --
 01/01/97 to 12/31/97..........   1.159699      1.240432             --
 01/01/98 to 12/31/98..........   1.240432      1.316242           3,447
 01/01/99 to 12/31/99..........   1.316242      1.300191          11,140
 01/01/00 to 12/31/00..........   1.300191      1.416200          16,057

Balanced Sub-Account
 04/19/95* to 12/31/95.........   1.073395      1.226569             --
 01/01/96 to 12/31/96..........   1.226569      1.413947             --
 01/01/97 to 12/31/97..........   1.413947      1.619885             --
 01/01/98 to 12/31/98..........   1.619885      1.742881           4,075
 01/01/99 to 12/31/99..........   1.742881      1.631646          21,661
 01/01/00 to 12/31/00..........   1.631646      1.578230          27,155

Equity Growth Sub-Account
 04/19/95* to 12/31/95.........   1.091176      1.401562             --
 01/01/96 to 12/31/96..........   1.401562      1.563978             --
 01/01/97 to 12/31/97..........   1.563978      1.937505             --
 01/01/98 to 12/31/98..........   1.937505      2.823513           4,586
 01/01/99 to 12/31/99..........   2.823513      3.734589          35,476
 01/01/00 to 12/31/00..........   3.734589      3.178810          64,981

--------
 *  Date on which the sub-account first became available.

                                                                 NUMBER OF
                                 ACCUMULATION                ACCUMULATION UNITS
                                 UNIT VALUE AT ACCUMULATION    OUTSTANDING AT
                                 BEGINNING OF  UNIT VALUE AT   END OF PERIOD
                                    PERIOD     END OF PERIOD   (IN THOUSANDS)
                                 ------------- ------------- ------------------
Venture Value Sub-Account
 04/19/95* to 12/31/95.........    1.071349      1.322415              --
 01/01/96 to 12/31/96..........    1.322415      1.640833              --
 01/01/97 to 12/31/97..........    1.640833      2.160040              --
 01/01/98 to 12/31/98..........    2.160040      2.437055           4,389
 01/01/99 to 12/31/99..........    2.437055      2.824171          33,707
 01/01/00 to 12/31/00..........    2.824171      3.049260          62,769

Mid Cap Value Sub-Account
 04/19/95* to 12/31/95.........    1.200515      1.438865              --
 01/01/96 to 12/31/96..........    1.436949      1.669358              --
 01/01/97 to 12/31/97..........    1.666295      1.932280              --
 01/01/98 to 04/30/98..........    1.927771      2.193289              --
 05/01/98 to 12/31/98..........    2.193289      1.797180           1,480
 01/01/99 to 12/31/99..........    1.797180      1.778414           6,534
 01/01/00 to 12/31/00..........    1.778414      2.112113          12,974

Small Cap Sub-Account
 04/19/95* to 12/31/95.........    1.024415      1.218215              --
 01/01/96 to 12/31/96..........    1.218215      1.569712              --
 01/01/97 to 12/31/97..........    1.569712      1.932590              --
 01/01/98 to 12/31/98..........    1.932590      1.873409           2,233
 01/01/99 to 12/31/99..........    1.873409      2.433952          11,469
 01/01/00 to 12/31/00..........    2.433952      2.526234          33,563

MFS Investors Trust Sub-Account
 07/01/99* to 12/31/99.........    1.025560      1.018894           3,629
 01/01/00 to 12/31/00..........    1.018894      1.003305          11,237
MFS Research Managers Sub-Ac-
 count
 07/01/99* to 12/31/99.........    1.058483      1.186801           3,133
 01/01/00 to 12/31/00..........    1.186801      1.127801          27,930
Growth and Income Sub-Account
 04/19/95* to 12/31/95.........    1.191883      1.483784              --
 01/01/96 to 12/31/96..........    1.483784      1.727747              --
 01/01/97 to 12/31/97..........    1.727747      2.274012              --
 01/01/98 to 12/31/98..........    2.274012      2.790691           4,235
 01/01/99 to 12/31/99..........    2.790691      3.009259          27,575
 01/01/00 to 12/31/00..........    3.009259      2.814682          36,472


Putnam Large Cap Growth Sub-Ac-
 count
 05/01/00* to 12/31/00.........    1.000000      0.723242          14,013

Putnam International Stock Sub-
 Account**
(previously the Morgan Stanley
 International Magnum Equity
 Sub-Account)
 04/19/95* to 12/31/95.........    1.034298      1.072382              --
 01/01/96 to 12/31/96..........    1.072382      1.127927              --
 01/01/97 to 12/31/97..........    1.127927      1.097793              --
 01/01/98 to 12/31/98..........    1.097793      1.161274           2,163
 01/01/99 to 12/31/99..........    1.161274      1.426996          14,100
 01/01/00 to 12/31/00..........    1.426996      1.486746          33,579

--------

 *  Date on which the Sub-account first became available.
** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract.

  Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

                                  PREMIUM TAX

                                                      CONTRACTS USED
                                                    WITH TAX QUALIFIED ALL OTHER
JURISDICTION                                         RETIREMENT PLANS  CONTRACTS
------------                                        ------------------ ---------
California.........................................       0.50%          2.35%
Maine..............................................         --           2.00%
Nevada.............................................         --           3.50%
Puerto Rico........................................       1.00%          1.00%
South Dakota.......................................         --           1.25%
West Virginia......................................       1.00%          1.00%
Wyoming............................................         --           1.00%

  See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                            AMERICAN GROWTH SERIES
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                 ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY
                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)
                                  MAY 1, 2001

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2001 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.

VA-225-01

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3
Services Relating to the Variable Account.................................  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-31
Annuity Payments.......................................................... II-31
Hypothetical Illustrations of Annuity Income Payouts...................... II-33
Historical Illustrations of Annuity Income Payouts........................ II-37
The Fixed Account......................................................... II-41
Experts................................................................... II-42
Legal Matters............................................................. II-42
Appendix A................................................................ II-43
Financial Statements......................................................   F-1

                                  THE COMPANY

  New England Life Insurance Company ("The Company") is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

                   SERVICES RELATING TO THE VARIABLE ACCOUNT

  The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.

  Auditors. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02110, conducts an annual audit of the Variable Account's financial statements.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities as well as by the Company's life insurance agents and insurance brokers who are registered representatives of New England Securities. The Company pays commissions, none of which are retained by New England Securities, in connection with sales of the Contracts. For the years ended December 31, 1998, 1999 and 2000, the Company paid commissions in the amount of $10,931,428.85, $13,588,577.45, and $14,406,330.95 respectively.

                           PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications. References to or reprints of such articles may be used in promotional literature. Such literature may refer to personnel of the advisers and/or subadvisers who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media. See Appendix A of this Statement of Additional Information.

  The advertising and sales literature for the Contracts and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA


                          AVERAGE ANNUAL TOTAL RETURN

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the sub-accounts, the New England Zenith Fund (the "Zenith Fund"), the Metropolitan Fund, the Met Investors Series Trust and the American Variable Insurance Series during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July 1994. The Contracts were not available before August 1998. The following Series of New England Zenith Fund ("Zenith Fund") commenced operations as follows: Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series, August 26, 1983; Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series, October 31, 1994; Harris Oakmark Mid Cap Value Series (formerly Goldman Sachs Midcap Value Series), April 30, 1993; Loomis Sayles Small Cap Series, May 2, 1994; MFS Investors Trust Series and MFS Research Managers Series, April 30, 1999; and Westpeak Growth and Income Series, April 30, 1993. The following Portfolios of Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") commenced operations as follows: Lehman Brothers Aggregate Bond Index Portfolio, November 9, 1998; Janus Mid Cap Portfolio, March 3, 1997; MetLife Stock Index Portfolio, May 1, 1990; Neuberger Berman Partners Mid Cap Value Portfolio, November 9, 1998; Putnam Large Cap Growth Portfolio, May 1, 2000; Morgan Stanley EAFE Index Portfolio, November 9, 1998; Putnam International Stock Portfolio, October 31, 1994 (on December 1, 2000, Putnam Stock Portfolio was substituted for Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract; Morgan Stanley International Magnum Equity Series commenced operations on October 31, 1994; performance figures for dates on or before December 1, 2000 reflect performance of Morgan Stanley International Magnum Equity Series); Russell 2000 Index Portfolio, November 9, 1998; and State Street Research Investment Trust Portfolio, June 24, 1983 (performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available). The following Portfolio of Met Investors Series Trust ("Met Investors Series") commenced operations as follows: Lord Abbett Bond Debenture Portfolio, May 1, 1996. The following Funds of American Funds Insurance Series ("American Funds") commenced operations as follows: American Funds Growth Fund and American Funds Growth-Income Fund, February 8, 1984; and American Funds Global Small Capitalization Fund, April 30, 1998.

  We base calculations of average annual total return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. For purposes of this calculation, the maximum Administration Contract Charge of $30 is deducted, although the actual charge will be the lesser of 2% of Contract Value and $30 (and may be waived for certain large Contracts). Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 2000 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 2000 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 2000. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.

  Sub-account average annual total return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the sub-account through which the Eligible Fund shown is available. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund shown, and therefore may reflect periods prior to the availability of the corresponding sub-account under the Contract. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

                    SUB-ACCOUNT AVERAGE ANNUAL TOTAL RETURN

  For purchase payment allocated to the Back Bay Advisors Money Market Sub-
Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -3.74%
      5 Years.........................................................   0.60%
      Since Inception of the Sub-Account..............................   0.70%

  For purchase payment allocated to the Back Bay Advisors Bond Income Sub-
Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -1.95%
      5 Years.........................................................   1.65%
      Since Inception of the Sub-Account..............................   3.47%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -2.82%
      5 Years.........................................................   2.55%
      Since Inception of the Sub-Account..............................   4.27%

  For purchase payment allocated to the Salomon Brothers U.S. Government Sub-
Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................   0.20%
      5 Years.........................................................   1.15%
      Since Inception of the Sub-Account..............................   2.33%

  For purchase payment allocated to the Balanced Sub-Account*

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -11.33%
      5 Years.........................................................   2.25%
      Since Inception of the Sub-Account..............................   4.35%

  For purchase payment allocated to the Alger Equity Growth Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -22.31%
      5 Years.........................................................  15.42%
      Since Inception of the Sub-Account..............................  18.61%

  For purchase payment allocated to the Davis Venture Value Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -0.70%
      5 Years.........................................................  15.86%
      Since Inception of the Sub-Account..............................  18.09%

--------

* Wellington Management Company, LLP became the sub-adviser on May 1, 2000. Prior to that time, Loomis Sayles & Company, LLP served as sub-adviser.

  For purchase payment allocated to the Harris Oakmark Mid Cap Value Sub-
Account*

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year.............................................................. 9.76%
      5 Years............................................................. 5.03%
      Since Inception of the Sub-Account.................................. 7.86%

  For purchase payment allocated to the Loomis Sayles Small Cap Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -4.65%
      5 Years.........................................................  13.27%
      Since Inception of the Sub-Account..............................  15.22%

  For purchase payment allocated to the MFS Investors Trust Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -9.68%
      Since Inception of the Sub-Account..............................  -7.81%

  For purchase payment allocated to the MFS Research Managers Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -12.94%
      Since Inception of the Sub-Account..............................  -1.96%

  For purchase payment allocated to the Westpeak Growth and Income Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -14.35%
      5 Years.........................................................  11.23%
      Since Inception of the Sub-Account..............................  14.17%

  For purchase payment allocated to the Putnam Large Cap Growth Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      Since Inception of the Sub-Account.............................. -46.03%

  For purchase payment allocated to the Putnam International Stock Sub-
Account**
  (previously the Morgan Stanley International Magnum Equity Sub-Account)

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -19.06%
      5 Years.........................................................   0.05%
      Since Inception of the Sub-Account..............................   0.41%

--------


* Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as sub-adviser.

** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager. Values for periods prior to December 1, 2000 represent the performance of the Morgan Stanley International Magnum Equity Series.

                FUND TOTAL RETURN ADJUSTED FOR CONTRACT CHARGES
                                 (NON-STANDARD)

  For purchase payment allocated to the Back Bay Advisors Money Market Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -3.74%
      5 Years.........................................................   0.60%
      10 years........................................................   0.53%
      Since Inception of the Fund.....................................   2.51%

  For purchase payment allocated to the Back Bay Advisors Bond Income Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -1.95%
      5 Years.........................................................   1.65%
      10 years........................................................   4.82%
      Since Inception of the Fund.....................................   6.25%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -2.82%
      5 Years.........................................................   2.55%
      Since Inception of the Fund.....................................   4.39%

  For purchase payment allocated to the Salomon Brothers U.S. Government Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................   0.20%
      5 years.........................................................   1.15%
      Since Inception of the Fund.....................................   2.94%

  For purchase payment allocated to the Balanced Series*

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -11.33%
      5 Years.........................................................   2.25%
      Since Inception of the Fund.....................................   5.25%

  For purchase payment allocated to the Alger Equity Growth Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -22.31%
      5 Years.........................................................  15.42%
      Since Inception of the Fund.....................................  18.76%

  For purchase payment allocated to the Davis Venture Value Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -0.70%
      5 Years.........................................................  15.86%
      Since Inception of the Fund.....................................  17.85%

--------

 * Wellington Management Company, LLP became the sub-adviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as sub-adviser.

  For purchase payment allocated to the Harris Oakmark Mid Cap Value Series*

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................   9.76%
      5 Years.........................................................   5.03%
      Since Inception of the Fund.....................................   8.02%

  For purchase payment allocated to the Loomis Sayles Small Cap Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -4.65%
      5 Years.........................................................  13.27%
      Since Inception of the Fund.....................................  12.64%

  For purchase payment allocated to the MFS Investors Trust Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -9.68%
      Since Inception of the Fund.....................................  -5.89%

  For purchase payment allocated to the MFS Research Managers Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -12.94%
      Since Inception of the Fund.....................................   1.47%

  For purchase payment allocated to the Westpeak Growth and Income Series

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -14.35%
      5 Years.........................................................  11.23%
      Since Inception of the Fund.....................................  12.44%

  For purchase payment allocated to the Lehman Brothers Aggregate Bond Index
Portfolio

                          PERIOD ENDING DECEMBER 31, 1999
                          -------------------------------
      1 Year..........................................................   0.86%
      Since Inception of the Fund.....................................  -1.69%

  For purchase payment allocated to the Janus Mid Cap Portfolio

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -38.86%
      Since Inception of the Fund.....................................  25.05%

  For purchase payment allocated to the MetLife Stock Index Portfolio

                          PERIOD ENDING DECEMBER 31, 1999
                          -------------------------------
      1 Year.......................................................... -18.48%
      5 Years.........................................................  13.64%
      10 Years........................................................  13.29%
      Since Inception of the Fund.....................................  12.29%

--------

* Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as sub-adviser.

  For purchase payment allocated to the Neuberger Berman Partners Mid Cap Value Portfolio

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  17.12%
      Since Inception of the Fund.....................................  18.52%

  For purchase payment allocated to the Putnam Large Cap Growth Portfolio

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      Since Inception of the Fund..................................... -46.03%

  For purchase payment allocated to the Morgan Stanley EAFE Index Portfolio

                          PERIOD ENDING DECEMBER 31, 1999
                          -------------------------------
      1 Year.......................................................... -23.21%
      Since Inception of the Fund.....................................   0.35%

  For purchase payment allocated to the Putnam International Stock Portfolio*

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -19.06%
      5 Years.........................................................   0.05%
      Since Inception of the Fund.....................................   0.79%

  For purchase payment allocated to the Russell 2000 Index Portfolio

                          PERIOD ENDING DECEMBER 31, 1999
                          -------------------------------
      1 Year.......................................................... -13.25%
      Since Inception of the Fund.....................................   4.04%

  For purchase payment allocated to the State Street Research Investment Trust
Portfolio

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -15.54%
      5 Years.........................................................  13.16%
      10 Years........................................................  13.54%
      Since Inception of the Fund.....................................  10.88%

  For purchase payment allocated to the Lord Abbett Bond Debenture Portfolio+

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -9.03%
      Since Inception of the Fund.....................................   3.38%

--------

* On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc., served as sub-investment manager. Values for periods prior to December 1, 2000 represent the performance of the Morgan Stanley International Magnum Equity Series.

+ The performance shown for the Lord Abbett Bond Debenture Portfolio's Class B shares is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust), whose assets were transferred to the Portfolio on February 12, 2001. The performance shown for the predecessor fund has been adjusted to reflect Class B's .25% 12b-1 fee.

  For purchase payment allocated to the American Funds Growth Fund

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -5.62%
      5 Years.........................................................  22.24%
      10 Years........................................................  18.41%
      Since Inception of the Fund.....................................  15.31%

  For purchase payment allocated to the American Funds Growth-Income Fund

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year..........................................................  -2.38%
      5 Years.........................................................  11.63%
      10 Years........................................................  11.71%
      Since Inception of the Fund.....................................  11.80%

  For purchase payment allocated to the American Funds Global Small
Capitalization Fund

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year.......................................................... -25.16%
      Since Inception of the Fund.....................................  14.40%

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 2000 for the sub-account investing in the Back Bay Advisors Bond Income Series based on the assumptions used above. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Series in the first year. The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The illustration assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                          UNIT   CONTRACT SURRENDER ANNUAL TOTAL
   DATE                         UNITS    VALUE    VALUE     VALUE      RETURN
   ----                        -------- -------- -------- --------- ------------
   December 31, 1996.......... 321.6703  3.11325 1001.44    947.36     -5.26%
   December 31, 1997.......... 312.8575 3.404265 1065.05   1017.13      0.85%
   December 31, 1998.......... 304.6636 3.660529 1115.23   1075.23      2.45%
   December 31, 1999..........  296.313 3.592823  1064.6   1035.86      0.88%
   December 31, 2000.......... 288.4828 3.831633 1105.36   1085.47      1.65%

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: (i) for the following Series of the Zenith Fund: September 1, 1983 for Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series; November 1, 1994 for Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series; May 1, 1993 for Harris Oakmark Mid Cap Value Series; June 1, 1994 for Loomis Sayles Small Cap Series; May 1, 1999 for MFS Investors Trust Series and MFS Research Managers; and May 1, 1993 for Westpeak Growth and Income Series; (ii) for the following Portfolios of the Metropolitan Series Fund: December 1, 1998 for Lehman Brothers Aggregate Bond Index Portfolio; April 1, 1997 for Janus Mid Cap Portfolio; May 1, 1990 for MetLife Stock Index Portfolio; December 1, 1998 for Neuberger Berman Partners Mid Cap Value Portfolio; May 1, 2000 for Putnam Large Cap Growth Portfolio; December 1, 1998 for Morgan Stanley EAFE Index Portfolio; November 1, 1994 for Putnam International Stock Portfolio (performance figures for dates on or before December 1, 2000 reflect performance of Morgan Stanley International Magnum Equity Series); December 1, 1998 for Russell 2000 Index Portfolio; and July 1, 1983 for State Street Research Investment Trust Portfolio (performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available); (iii) for the following Portfolio of Met Investors Series: May 1, 1996 for Lord Abbett Bond Debenture Portfolio; and
(iv) for the following Funds of the American Funds: March 1, 1984 for American Funds Growth Fund and American Funds Growth-Income Fund; and May 1, 1998 for American Funds Global Small Capitalization Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted on surrender.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted on surrender.

                    $10,000 SINGLE PURCHASE PAYMENT CONTRACT
                               INVESTMENT RESULTS
                               CONTRACT VALUE(1)

                                           SALOMON
                   BACK BAY   BACK BAY    BROTHERS     SALOMON                                       HARRIS     LOOMIS
                   ADVISORS   ADVISORS    STRATEGIC    BROTHERS                ALGER      DAVIS     OAKMARK     SAYLES
                    MONEY       BOND        BOND         U.S.                  EQUITY    VENTURE    MID CAP     SMALL
                    MARKET     INCOME   OPPORTUNITIES GOVERNMENT BALANCED(2)   GROWTH     VALUE     VALUE(3)     CAP
                  ---------- ---------- ------------- ---------- ----------- ---------- ---------- ---------- ----------
As of December 31:
 1983............ $10,256.90 $10,337.67
 1984............  11,167.87  11,445.98
 1985............  11,891.93  13,372.34
 1986............  12,494.00  15,111.94
 1987............  13,093.94  15,209.14
 1988............  13,851.97  16,221.84
 1989............  14,893.43  17,933.29
 1990............  15,858.00  19,081.33
 1991............  16,578.78  22,162.98
 1992............  16,938.41  23,611.58
 1993............  17,169.20  26,189.62                                                            $11,366.57
 1994............  17,573.10  24,928.24  $ 9,838.07   $10,037.26 $ 9,967.47  $ 9,694.22 $ 9,628.18  11,147.74 $ 9,587.79
 1995............  18,286.71  29,762.30   11,551.12    11,354.32  12,234.95   14,185.73  13,193.69  14,294.36  12,146.27
 1996............  18,925.00  30,666.44   12,993.93    11,536.13  14,072.65   15,798.75  16,338.34  16,543.95  15,616.68
 1997............  19,627.81  33,501.82   14,201.85    12,308.95  16,091.52   19,541.57  21,477.28  19,105.05  19,189.74
 1998............  20,343.50  35,992.44   14,259.18    13,031.10  17,281.74   28,441.73  24,198.88  17,786.31  18,575.54
 1999............  21,026.50  35,296.23   14,233.57    12,842.26  16,149.16   37,584.64  28,010.74  17,572.66  24,092.64
 2000............  21,994.74  37,611.56   15,018.36    13,957.30  15,590.91   31,964.93  30,212.89  20,836.42  24,997.18
                                         WESTPEAK
                     MFS        MFS       GROWTH
                  INVESTORS   RESEARCH     AND
                    TRUST     MANAGERS    INCOME
                  ---------- ---------- ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............                       $11,317.31
 1994............                        10,995.38
 1995............                        14,760.65
 1996............                        17,154.34
 1997............                        22,540.94
 1998............                        27,630.60
 1999............ $10,188.94 $11,868.01  29,764.38
 2000............  10,003.37  11,250.99  27,811.53

                                                                                                            NEUBERGER
                                PUTNAM                LEHMAN                                    STATESTREET   BERMAN      LORD
                    PUTNAM       LARGE               BROTHERS   METLIFE     MORGAN               RESEARCH    PARTNERS    ABBETT
                 INTERNATIONAL    CAP    JANUS MID  AGGREGATE    STOCK     STANLEY    RUSSELL   INVESTMENT   MID CAP      BOND
                   STOCK(4)     GROWTH      CAP     BOND INDEX   INDEX    EAFE INDEX 2000 INDEX    TRUST      VALUE    DEBENTURE
                 ------------- --------- ---------- ---------- ---------- ---------- ---------- ----------- ---------- ----------
As of December 31:
1983............                                                                                $ 9,648.91
1984............                                                                                  9,510.99
1985............                                                                                 12,577.86
1986............                                                                                 13,613.63
1987............                                                                                 14,327.10
1988............                                                                                 15,554.85
1989............                                                                                 20,190.22
1990............                                               $10,078.61                        18,763.55
1991............                                                12,834.52                        24,521.24
1992............                                                13,527.54                        26,874.01
1993............                                                14,549.90                        30,210.28
1994............  $10,237.00                                    14,448.21                        28,724.86
1995............   10,692.43                                    19,419.32                        37,580.35
1996............   11,215.69                                    23,393.09                        45,121.08             $11,174.68
1997............   10,886.69             $12,649.52             30,367.02                        56,952.19              12,678.18
1998............   11,484.84              17,030.64 $10,002.91  38,268.68 $10,542.66 $10,574.80  71,775.06  $10,719.70  13,220.11
1999............   14,079.55              37,283.40   9,675.59  45,444.57  12,914.72  12,726.32  83,605.43   12,372.16  13,419.95
2000............   12,438.46   $7,232.42  25,200.52  10,575.87  40,496.25  10,839.69  12,019.96  77,126.66   15,571.96  13,277.44
                                          AMERICAN
                             AMERICAN      FUNDS
                  AMERICAN    FUNDS        GLOBAL
                   FUNDS     GROWTH-       SMALL
                   GROWTH     INCOME   CAPITALIZATION
                 ---------- ---------- --------------
As of December 31:
1983............
1984............ $10,037.62 $10,735.75
1985............  11,793.50  14,421.54
1986............  15,048.46  17,246.50
1987............  15,927.08  16,988.88
1988............  17,868.62  19,020.95
1989............  22,953.80  23,356.31
1990............  21,493.02  22,281.88
1991............  28,062.78  27,075.96
1992............  30,463.39  28,628.22
1993............  34,725.21  31,497.78
1994............  34,207.93  31,507.68
1995............  44,683.66  41,069.36
1996............  49,657.42  47,796.32
1997............  63,362.13  58,984.86
1998............  84,251.88  68,482.54   $10,134.35
1999............  30,296.84  74,873.22    19,028.08
2000............  33,874.13  79,476.03    15,600.92

                               SURRENDER VALUE(1)

                                            SALOMON
                     BACK BAY  BACK BAY    BROTHERS     SALOMON                                       HARRIS     LOOMIS
                     ADVISORS  ADVISORS    STRATEGIC    BROTHERS                ALGER      DAVIS     OAKMARK     SAYLES
                      MONEY      BOND        BOND         U.S.                  EQUITY    VENTURE    MID CAP     SMALL
                      MARKET    INCOME   OPPORTUNITIES GOVERNMENT BALANCED(2)   GROWTH     VALUE     VALUE(3)     CAP
                    ---------- --------- ------------- ---------- ----------- ---------- ---------- ---------- ----------
As of December 31:
 1983............   $ 9,598.92 $9,674.03
 1984............    10,557.87 10,835.98
 1985............    11,381.93 12,862.34
 1986............    12,084.00 14,701.94
 1987............    12,783.94 14,899.14
 1988............    13,641.97 16,011.84
 1989............    14,783.43 17,823.29
 1990............    15,848.00 19,071.33
 1991............    16,568.78 22,152.98
 1992............    16,928.41 23,601.58
 1993............    17,159.20 26,179.62                                                            $10,646.57
 1994............    17,563.10 24,918.24  $ 9,214.41   $ 9,399.65 $ 9,334.75  $ 9,080.62 $ 9,019.21  10,527.74 $ 8,969.15
 1995............    18,276.71 29,752.30   10,946.12    10,749.32  11,629.95   13,580.73  12,588.59  13,774.36  11,528.77
 1996............    18,915.00 30,656.44   12,488.93    11,031.13  13,567.65   15,293.75  15,833.34  16,123.95  15,099.18
 1997............    19,617.81 33,491.82   13,796.85    11,903.95  15,686.52   19,136.57  21,072.28  18,785.05  18,772.24
 1998............    20,333.50 35,982.44   13,954.18    12,726.10  16,976.74   28,136.73  23,893.88  17,566.31  18,258.04
 1999............    21,016.50 35,286.24   14,028.57    12,637.26  15,944.16   37,379.64  27,805.74  17,452.66  23,875.14
 2000............    21,984.74 37,601.56   14,913.36    13,852.30  15,485.91   31,859.93  30,107.89  20,816.42  24,859.68
                                          WESTPEAK
                                 MFS       GROWTH
                       MFS     RESEARCH     AND
                    INVESTORS  MANAGERS    INCOME
                    --------- ---------- ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............                        $10,597.31
 1994............                         10,380.95
 1995............                         14,240.65
 1996............                         16,734.34
 1997............                         22,220.94
 1998............                         27,410.60
 1999............   $9,525.71 $11,148.01  29,644.38
 2000............    9,443.83  10,630.99  27,791.53

                                                        LEHMAN                                               NEUBERGER
                                   PUTNAM              BROTHERS                                  STATESTREET   BERMAN      LORD
                       PUTNAM       LARGE              AGGREGATE  METLIFE    MORGAN               RESEARCH    PARTNERS    ABBETT
                    INTERNATIONAL    CAP    JANUS MID    BOND      STOCK    STANLEY    RUSSELL   INVESTMENT   MID CAP      BOND
                      STOCK(4)     GROWTH      CAP       INDEX     INDEX   EAFE INDEX 2000 INDEX    TRUST      VALUE    DEBENTURE
                    ------------- --------- ---------- --------- --------- ---------- ---------- ----------- ---------- ----------
As of December 31:
 1983............                                                                                 $9,028.49
 1984............                                                                                  8,978.33
 1985............                                                                                 12,062.86
 1986............                                                                                 13,198.63
 1987............                                                                                 14,012.10
 1988............                                                                                 15,339.85
 1989............                                                                                 20,075.22
 1990............                                                $9,423.11                        18,748.55
 1991............                                                12,214.52                        24,506.24
 1992............                                                13,007.54                        26,859.01
 1993............                                                14,129.90                        30,195.28
 1994............     $9,585.41                                  14,128.21                        28,709.86
 1995............     10,106.41                                  19,199.32                        37,565.35
 1996............     10,710.69                                  23,273.09                        45,106.08             $10,454.68
 1997............     10,490.72             $11,924.52           30,347.02                        56,937.19              12,058.18
 1998............     11,179.84              16,405.64 $9,370.20 36,248.68  $9,872.18  $9,902.06  71,760.06  $10,034.33  12,700.11
 1999............     13,874.55              36,758.40  9,150.93 45,424.57  12,312.22  12,123.82  83,590.43   11,757.16  12,999.95
 2000............     12,333.46   $6,776.15  24,775.52 10,096.40 40,476.26  10,348.35  11,517.46  77,111.86   15,066.96  12,957.44
                                             AMERICAN
                                AMERICAN      FUNDS
                     AMERICAN    FUNDS        GLOBAL
                      FUNDS     GROWTH-       SMALL
                      GROWTH     INCOME   CAPITALIZATION
                    ---------- ---------- --------------
As of December 31:
 1983............
 1984............    $9,377.49 $10,026.75
 1985............    11,168.00  13,794.04
 1986............    14,520.96  16,719.00
 1987............    15,499.58  16,561.38
 1988............    17,541.12  18,693.45
 1989............    22,726.30  23,128.81
 1990............    21,366.52  22,154.38
 1991............    28,035.28  27,048.46
 1992............    30,435.28  28,600.72
 1993............    34,697.71  31,470.28
 1994............    34,180.43  31,480.18
 1995............    44,656.16  41,041.86
 1996............    49,629.92  47,768.82
 1997............    63,334.63  58,987.38
 1998............    84,224.38  68,455.04   $9,474.95
 1999............   130,269.34  74,846.72   18,408.06
 2000............   133,848.63  79,448.53   15,080.92

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                                       SALOMON
                  BACK BAY BACK BAY   BROTHERS     SALOMON                                 HARRIS  LOOMIS
                  ADVISORS ADVISORS   STRATEGIC    BROTHERS              ALGER    DAVIS   OAKMARK  SAYLES     MFS      MFS
                   MONEY     BOND       BOND         U.S.                EQUITY  VENTURE  MID CAP  SMALL   INVESTORS RESEARCH
                   MARKET   INCOME  OPPORTUNITIES GOVERNMENT BALANCED(2) GROWTH   VALUE   VALUE(3)  CAP      TRUST   MANAGERS
                  -------- -------- ------------- ---------- ----------- ------  -------  -------- ------  --------- --------
As of December 31:
 1983............    2.57%    3.38%
 1984............    8.88    10.72
 1985............    6.48    16.83
 1986............    5.06    13.01
 1987............    4.80     0.64
 1988............    5.79     6.66
 1989............    7.52    10.55
 1990............    6.48     6.40
 1991............    4.55    16.15
 1992............    2.17     6.54
 1993............    1.36    10.92                                                          13.67%
 1994............    2.35    -4.82      -1.62%       0.37%      -0.33%    -3.60%  -3.72%    -1.93   -4.12%
 1995............    4.06    19.39      17.41       13.12       22.75     46.33   37.03     28.23   26.68
 1996............    3.49     3.04      12.49        1.60       15.02     11.37   23.84     15.74   28.57
 1997............    3.71     9.25       9.30        6.70       14.35     23.69   31.45     15.48   22.88
 1998............    3.65     7.43       0.40        5.87        7.40     45.54   12.67     -6.90   -3.20
 1999............    3.36    -1.93      -0.18       -1.45       -6.55     32.15   15.75     -1.20   29.70     1.89%   18.68%
 2000............    4.60     6.56       5.51        8.68       -3.46    -14.95    7.86     18.57    3.67    -1.82     -5.2
Cumulative
 Return..........  119.95   276.12      50.18       39.57       55.91    219.65  202.13    108.36  149.77     0.03    12.51
Annual Effective
 Rate of Return..    4.65     7.94       6.82        5.56        7.47     20.75   19.65     10.05   14.72     0.02     7.32
                  WESTPEAK               PUTNAM
                   GROWTH     PUTNAM     LARGE
                    AND    INTERNATIONAL  CAP
                   INCOME    STOCK(4)    GROWTH
                  -------- ------------- --------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............   13.17%
 1994............   -2.84       2.37%
 1995............   34.24       4.45
 1996............   16.22       4.89
 1997............   31.40      -2.93
 1998............   22.58       5.49
 1999............    7.72      22.59
 2000............   -6.56     -11.66     (27.68)%
Cumulative
 Return..........  178.12      24.38     (27.68)
Annual Effective
 Rate of Return..   14.27       3.60     (38.41)

                           LEHMAN                               STATE    NEUBERGER                                 AMERICAN
                          BROTHERS           MORGAN             STREET    BERMAN     LORD              AMERICAN     FUNDS
                  JANUS   AGGREGATE METLIFE  STANLEY  RUSSELL  RESEARCH   PARTNERS  ABBETT   AMERICAN   FUNDS       GLOBAL
                   MID      BOND     STOCK    EAFE     2000   INVESTMENT  MID CAP    BOND     FUNDS    GROWTH-      SMALL
                   CAP      INDEX    INDEX    INDEX    INDEX    TRUST      VALUE   DEBENTURE  GROWTH    INCOME  CAPITALIZATION
                  ------  --------- -------  -------  ------- ---------- --------- --------- --------  -------- --------------
As of December 31:
 1983............                                                (3.51)%
 1984............                                                (1.43)                          0.38%    7.36%
 1985............                                                32.25                          17.49    34.33
 1986............                                                 8.23                          27.60    19.59
 1987............                                                 5.24                           5.84    (1.49)
 1988............                                                 8.57                          12.19    11.96
 1989............                                                29.80                          28.46    22.79
 1990............                     0.79%                      (7.07)                         (6.36)   (4.60)
 1991............                    27.34                       30.69                          30.57    21.52
 1992............                     5.40                        9.59                           8.55     5.73
 1993............                     7.56                       12.41                          13.99    10.02
 1994............                    (0.70)                      (4.92)                         (1.49)    0.03
 1995............                    34.41                       30.83                          30.62    30.35
 1996............                    20.46                       20.07               11.75%     11.13    16.38
 1997............  26.50%            29.81                       26.22               13.45      27.60    23.41
 1998............  34.68     0.03%   26.02     5.43%    5.75%    26.03      7.20%     4.27      32.97    16.10        1.34%
 1999............ 118.92    (3.27)   18.75    22.50    20.35     16.48     15.42      1.51      54.65     9.33       87.76
 2000............ (32.41)    9.30   (10.89)  (16.07)   (5.55)    (7.75)    25.86     (1.06)      2.75     6.15      (18.01)
Cumulative
 Return.......... 152.01     5.76   304.96     8.40    20.20    671.27     55.72     32.77   1,238.74   694.76       56.01
Annual Effective
 Rate of
 Return..........  27.29     2.73    14.01     3.95     9.24     12.38     22.96      6.26      16.60    13.06       18.14
                                          LEHMAN
                                       INTERMEDIATE
                                       GOVERNMENT/
                  DOW JONES  S&P 500      CREDIT    CONSUMER
                  INDUSTRIAL  STOCK        BOND      PRICE
                  AVERAGE(5) INDEX(6)    INDEX(7)   INDEX(8)
                  ---------- --------- ------------ --------
As of December 31:
 1983............      5.11%     1.79%      4.51%     1.07%
 1984............      1.35      6.27      14.37      3.95
 1985............     33.62     31.73      18.06      3.77
 1986............     27.25     18.66      13.13      1.13
 1987............      5.55      5.25       3.66      4.41
 1988............     16.21     16.61       6.67      4.42
 1989............     32.24     31.69      12.77      4.65
 1990............     -0.54     -3.10       9.16      6.11
 1991............     24.25     30.47      14.62      3.06
 1992............      7.40      7.62       7.17      2.90
 1993............     16.97     10.08       8.79      2.75
 1994............      5.02      1.32      -1.93      2.67
 1995............     36.94     37.58      15.33      2.54
 1996............     28.91     22.96       4.05      3.32
 1997............     24.91     33.36       7.87      1.83
 1998............     18.14     28.52       8.44      1.61
 1999............     27.21     21.04      -2.15      2.68
 2000............     -4.51     -9.11      10.12      3.39
Cumulative
 Return..........  1,414.13  1,223.41     341.86     73.65
Annual Effective
 Rate of
 Return..........     16.97     16.07       8.95      3.24

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                                       SALOMON
                  BACK BAY BACK BAY   BROTHERS     SALOMON                                 HARRIS  LOOMIS
                  ADVISORS ADVISORS   STRATEGIC    BROTHERS              ALGER    DAVIS   OAKMARK  SAYLES     MFS      MFS
                   MONEY     BOND       BOND         U.S.                EQUITY  VENTURE  MID CAP  SMALL   INVESTORS RESEARCH
                   MARKET   INCOME  OPPORTUNITIES GOVERNMENT BALANCED(2) GROWTH   VALUE   VALUE(3)  CAP      TRUST   MANAGERS
                  -------- -------- ------------- ---------- ----------- ------  -------  -------- ------  --------- --------
As of December 31:
 1983............   -4.01%   -3.26%
 1984............    9.99    12.01
 1985............    7.81    18.70
 1986............    6.17    14.30
 1987............    5.79     1.34
 1988............    6.71     7.47
 1989............    8.37    11.31
 1990............    7.20     7.00
 1991............    4.55    16.16
 1992............    2.17     6.54
 1993............    1.36    10.92                                                           6.47%
 1994............    2.35    -4.82      -7.86%      -6.00%      -6.65%    -9.19%  -9.81%    -1.12  -10.31%
 1995............    4.06    19.40      18.79       14.36       24.59     49.56   39.58     30.84   28.54
 1996............    3.49     3.04      14.09        2.62       16.66     12.61   25.78     17.06   30.97
 1997............    3.72     9.25      10.47        7.91       15.62     25.13   33.09     16.50   24.33
 1998............    3.65     7.44       1.14        6.91        8.23     47.03   13.39     -6.49   -2.74
 1999............    3.36    -1.93       0.53       -0.70       -6.08     32.85   16.37     -0.65   30.77    -4.74%   11.48%
 2000............    4.61     6.56       6.31        9.61       -2.87    -14.77    8.28     19.27    4.12    -0.86    -4.64
Cumulative
 Return..........  119.85   276.02      49.13       38.52       54.86    218.60  201.08    108.16  148.60    -5.56     6.31
Annual Effective
 Rate of Return..    4.65     7.94       6.70        5.43        7.35     20.68   19.58     10.03   14.64    -3.37     3.74
                  WESTPEAK               PUTNAM
                   GROWTH     PUTNAM     LARGE    JANUS
                    AND    INTERNATIONAL  CAP      MID
                   INCOME    STOCK(4)    GROWTH    CAP
                  -------- ------------- -------- -------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............    5.97%
 1994............   -2.04      -4.15%
 1995............   37.18       5.44
 1996............   17.51       5.98
 1997............   32.79      -2.05               19.25%
 1998............   23.35       6.57               37.58
 1999............    8.15      24.10              124.06
 2000............   -6.25     -11.11     (32.24)% (32.60)
Cumulative
 Return..........  177.92      23.33     (32.24)  147.76
Annual Effective
 Rate of Return..   14.26       3.46     (44.13)   26.73

                   LEHMAN                                  STATE    NEUBERGER                                  AMERICAN
                  BROTHERS            MORGAN               STREET    BERMAN     LORD               AMERICAN     FUNDS
                  AGGREGATE METLIFE   STANLEY   RUSSELL   RESEARCH  PARTNERS   ABBETT   AMERICAN    FUNDS       GLOBAL
                    BOND     STOCK     EAFE      2000    INVESTMENT  MID CAP    BOND     FUNDS     GROWTH-      SMALL
                    INDEX    INDEX     INDEX     INDEX     TRUST      VALUE   DEBENTURE  GROWTH     INCOME  CAPITALIZATION
                  --------- -------   -------   -------  ---------- --------- --------- --------   -------- --------------
As of December 31:
 1983............                                           (9.72)%
 1984............                                           (0.56)                         (6.23)%    0.27%
 1985............                                           34.36                          19.07     37.57
 1986............                                            9.42                          30.05     21.20
 1987............                                            6.16                           6.74     (0.94)
 1988............                                            9.48                          13.17     12.87
 1989............                                           30.87                          29.56     23.73
 1990............            (5.77)%                        (6.61)                         (5.99)    (4.21)
 1991............            29.62                          30.71                          31.22     22.09
 1992............             6.49                           9.60                           8.56      5.74
 1993............             8.63                          12.42                          14.00     10.03
 1994............            (0.01)                         (4.92)                         (1.49)     0.03
 1995............            35.89                          30.84                          30.65     30.37
 1996............            21.22                          20.07                4.55%     11.14     16.39
 1997............            30.40                          26.23               15.34      27.61     23.42
 1998............   (6.30)%  26.04     (1.28)%   (0.98)%    26.03      0.34%     5.32      32.98     16.11       (5.25)%
 1999............   (2.34)   18.76     24.72     22.44      16.49     17.27      2.36      54.67      9.34       94.28
 2000............   10.33   (10.89)   (15.95)    (5.00)     (7.75)    28.04     (0.33)      2.75      6.15      (18.07)
Cumulative
 Return..........    0.96   304.76      3.48     15.17     671.12     50.67     29.57   1,238.47    694.49       50.81
Annual Effective
 Rate of Return..    0.46    14.00      1.66      7.02      12.38     21.09      5.71      16.60     13.05       16.64
                                          LEHMAN
                                       INTERMEDIATE
                  DOW JONES  S&P 500    GOVERNMENT/  CONSUMER
                  INDUSTRIAL  STOCK       CREDIT      PRICE
                  AVERAGE(5) INDEX(6)  BOND INDEX(7) INDEX(8)
                  ---------- --------- ------------- --------
As of December 31:
 1983............      5.11%     1.79%      4.51%      1.07%
 1984............      1.35      6.27      14.37       3.95
 1985............     33.62     31.73      18.06       3.77
 1986............     27.25     18.66      13.13       1.13
 1987............      5.55      5.25       3.66       4.41
 1988............     16.21     16.61       6.67       4.42
 1989............     32.24     31.69      12.77       4.65
 1990............     -0.54     -3.10       9.16       6.11
 1991............     24.25     30.47      14.62       3.06
 1992............      7.40      7.62       7.17       2.90
 1993............     16.97     10.08       8.79       2.75
 1994............      5.02      1.32      -1.93       2.67
 1995............     36.94     37.58      15.33       2.54
 1996............     28.91     22.96       4.05       3.32
 1997............     24.91     33.36       7.87       1.83
 1998............     18.14     28.52       8.44       1.61
 1999............     27.21     21.04      -2.15       2.68
 2000............     -4.51     -9.11      10.12       3.39
Cumulative
 Return..........  1,414.13  1,223.41     341.86      73.65
Annual Effective
 Rate of Return..     16.97     16.07       8.95       3.24

-------
NOTES:

(1) The Contract Values, surrender values, and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Values are net of all deductions and expenses other than any applicable Contingent Deferred Sales Charge or premium tax charge. Each surrender value equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge, but does not reflect a deduction for the premium tax charge. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.") 1983 figures for Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series are from September 1, 1983 through December 31, 1983; 1994 figures for Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture value Series are from November 1, 1994 through December 31, 1994; 1993 figures for Harris Oakmark Mid Cap Value are from May 1, 1993 through December 31, 1993; 1994 figures for Loomis Sayles Small Cap Series are from June 1, 1994 through December 31, 1994; 1999 figures for MFS Investors Trust Series and MFS Research Managers are from May 1, 1999 through December 31, 1999; 1993 figures for Westpeak Growth and Income Series are from May 1, 1993 through December 31, 1993; 1998 figures for Lehman Brothers Aggregate Bond Index Portfolio are from December 1,1998 through December 31, 1998; 1997 figures for Janus Mid Cap Portfolio are from April 1, 1997 through December 31, 1997; 1990 figures for MetLife Stock Index Portfolio are from May 1, 1990 through December 31, 1990; 1998 figures for Neuberger Berman Partners Mid Cap Value Portfolio are from December 1, 1998 through December 31, 1998; 2000 figures for Putnam Large Cap Growth Portfolio are from May 1, 2000 through December 31, 2000; 1998 figures for Morgan Stanley EAFE Index Portfolio are from December 1, 1998 through December 31, 1998; 1994 figures for Putnam International Stock Portfolio are from November 1, 1994 through December 31, 1994 (see footnote 4); 1998 figures for Russell 2000 Index Portfolio are from December 1, 1998 through December 31, 1998; and 1983 figures for State Street Research Investment Trust Portfolio are from July 1, 1983 through December 31, 1983; 1996 figures for Lord Abbett Bond Debenture Portfolio are from May 1, 1996 through December 31, 1996; and 1984 figures for American Funds Growth Fund and American Funds Growth-Income Fund are from March 1, 1984 through December 31, 1984; and 1998 figures for American Funds Global Small Capitalization Funds are from May 1, 1998 through December 31, 1998.

(2) Wellington Management Company, LLP became the subadviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as subadviser.
(3) Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.
(4) On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.
(5) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(6) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(7) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.
(8) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $250 monthly investment under a Contract in each of the Eligible Funds if purchase payments had been made on the first day of each month starting with
(i) for the following Series of the Zenith Fund: September 1, 1983 for Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series; November 1, 1994 for Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series; May 1, 1993 for Harris Oakmark Mid Cap Value Series; June 1, 1994 for Loomis Sayles Small Cap Series; May 1, 1999 for MFS Investors Trust Series and MFS Research Managers; and May 1, 1993 for Westpeak Growth and Income Series; (ii) for the following Portfolios of the Metropolitan Series Fund: December 1, 1998 for Lehman Brothers Aggregate Bond Index Portfolio; April 1, 1997 for Janus Mid Cap Portfolio; May 1, 1990 for MetLife Stock Index Portfolio; December 1, 1998 for Neuberger Berman Partners Mid Cap Value Portfolio; May 1, 2000 for Putnam Large Cap Growth Portfolio; December 1, 1998 for Morgan Stanley EAFE Index Portfolio; November 1, 1994 for Putnam International Stock Portfolio (performance figures for dates on or before December 1, 2000 reflect performance of Morgan Stanley International Magnum Equity Series); December 1, 1998 for Russell 2000 Index Portfolio; and July 1, 1983 for State Street Research Investment Trust Portfolio (performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available); (iii) for the following Portfolio of Met Investors Series: May 1, 1996 for Lord Abbett Bond Debenture Portfolio; and (iv) for the following Funds of the American Funds: March 1, 1984 for American Funds Growth Fund and American Funds Growth-Income Fund; and May 1, 1998 for American Funds Global Small Capitalization Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary to reflect the $30 Administration Contract Charge, in the same manner as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 2000. The annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the Contract Value or surrender value on the ending date of the illustration.

                              INVESTMENT RESULTS

                                                                                     CONTRACT VALUE
                     -------------------------------------------------------------------------------------------------------------
                                                               SALOMON     SALOMON
                      CUMU-    BACK BAY    BACK BAY    CUMU-   BROTHERS    BROTHERS                                         CUMU-
                     LATIVE    ADVISORS    ADVISORS   LATIVE     BOND        U.S.                    ALGER       DAVIS     LATIVE
                      PAY-      MONEY        BOND      PAY-     OPPOR-     GOVERN-                   EQUITY     VENTURE     PAY-
                      MENTS     MARKET      INCOME     MENTS   TUNITIES      MENT     BALANCED(1)    GROWTH      VALUE      MENTS
                     -------  ----------- ----------- ------- ----------- ----------- ------------ ----------- ----------- -------
As of December 31:
 1983............    $ 1,000  $ 1,016.00  $ 1,012.71
 1984............      4,000    4,228.77    4,347.60
 1985............      7,000    7,589.75    8,359.85
 1986............     10,000   11,042.60   12,610.03
 1987............     13,000   14,655.09   15,713.15
 1988............     16,000   18,608.55   19,831.44
 1989............     19,000   23,140.46   25,092.76
 1990............     22,000   27,762.78   29,874.35
 1991............     25,000   32,117.90   38,038.94
 1992............     28,000   35,876.57   43,679.58
 1993............     31,000   39,423.75   51,587.72                                                                       $ 2,000
 1994............     34,000   43,437.95   52,090.01  $   500 $   492.19  $   502.40  $   502.20   $   497.68  $   494.91    5,000
 1995............     37,000   48,314.12   65,505.31    3,500   3,814.17    3,734.85    3,904.75     4,222.10    4,125.99    8,000
 1996............     40,000   53,109.32   70,653.96    6,500   7,478.86    6,849.78    7,778.69     7,864.68    8,536.02   11,000
 1997............     43,000   58,199.85   80,401.77    9,500  11,316.03   10,426.55   12,114.50    13,001.28   14,632.30   14,000
 1998............     46,000   63,442.93   89,546.77   12,500  14,347.08   14,126.17   16,145.27    22,715.97   19,757.89   17,000
 1999............     49,000   68,696.04   90,853.10   15,500  17,350.85   16,919.98   17,954.36    33,621.59   26,134.45   20,000
 2000............     52,000   75,007.91  100,002.49   18,500  21,442.10   21,582.32   20,286.32    31,134.77   31,253.89   23,000
Annual Effective
 Rate of Return..                   4.06%       7.08%               4.72%       4.93%       2.95%                            16.71%


              -------------------------------------------------------
                 HARRIS
                OAKMARK     WESTPEAK    CUMU-    LOOMIS     PUTNAM
                  MID        GROWTH    LATIVE    SAYLES     INTER-
                  CAP         AND       PAY-     SMALL     NATIONAL
                VALUE(2)     INCOME     MENTS     CAP      STOCK(3)
               ----------- ----------- ------- ----------- ----------
1992.......... $ 2,121.84  $ 2,120.54
1993..........   5,097.79    5,049.40  $ 2,000 $ 1,956.26  $  511.38
1994..........   9,873.90   10,258.06    5,000   5,895.10   3,637.36
1995..........  14,629.01   15,236.80    8,000  11,021.85   6,859.16
1996..........  20,125.90   23,467.27   11,000  16,902.67   9,550.07
1997..........  21,575.14   32,141.38   14,000  19,391.41  13,031.07
1998..........  24,241.52   37,749.82   17,000  29,103.91  19,500.64
1999..........  32,193.10   38,164.41   20,000  33,093.34  20,076.47

2000..........      16.84%       8.50%              14.88%      2.62%


                                                                                                              CONTRACT VALUE
                  ------------------------------------------------------------------------------------------------------------
                                                                                            LEHMAN
                  CUMU-     MFS                CUMU-   PUTNAM     CUMU-             CUMU-  BROTHERS   CUMU-             CUMU-
                  LATIVE  INVES-       MFS     LATIVE   LARGE     LATIVE            LATIVE AGGREGATE  LATIVE  METLIFE   LATIVE
                   PAY-    TORS     RESEARCH    PAY-     CAP       PAY-    JANUS     PAY-    BOND      PAY-    STOCK     PAY-
                  MENTS    TRUST    MANAGERS   MENTS   GROWTH     MENTS   MID CAP   MENTS    INDEX    MENTS    INDEX    MENTS
                  ------ ---------  ---------  ------ ---------   ------ ---------- ------ ---------  ------ ---------  ------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............                                                                                     $2,000 $1,996.86
 1991............                                                                                      5,000  5,878.39
 1992............                                                                                      8,000  9,338.26
 1993............                                                                                     11,000 13,144.40
 1994............                                                                                     14,000 16,056.05
 1995............                                                                                     17,000 25,075.97
 1996............                                                                                     20,000 33,562.73
 1997............                                                 $2,500 $2,879.30                    23,000 46,981.92
 1998............                                                  5,500  7,664.49   $250   $250.07   26,000 62,679.05   $250
 1999............ $2,000 $2,086.00  $2,329.33  $2,000              8,500 22,016.05  3,250  3,181.95   29,000 77,807.51  3,000
 2000............  5,000  4,995.86   4,925.70   5,000 $1,543.52          17,014.24  6,250  6,651.02   32,000 72,100.77  6,000
Annual Effective
Rate of Return..........     -0.09%     -1.70%           (51.12)%            20.80%            5.85%             14.48%

                                                  STATE             NEUBERGER
                   MORGAN               CUMU-    STREET      CUMU-   BERMAN      CUMU-    LORD     CUMU-                 AMERICAN
                  STANLEY    RUSSELL   LATIVE   RESEARCH    LATIVE  PARTNERS    LATIVE   ABBETT   LATIVE     AMERICAN     FUNDS
                    EAFE       2000     PAY-   INVESTMENT    PAY-    MID CAP     PAY-     BOND     PAY-       FUNDS      GROWTH-
                   INDEX      INDEX     MENTS     TRUST      MENTS    VALUE      MENTS  DEBENTURE  MENTS      GROWTH      INCOME
                  ---------- -------  -------- ----------- -------- --------- --------- --------- -------   ----------- -----------
As of December 31:
 1983............                      $ 1,000   $1,482.19
 1984............                        4,000    4,523.54                                        $ 2,750    $2,796.66   $2,941.69
 1985............                        7,000    9,424.53                                          5,750     6,575.49    7,484.11
 1986............                       10,000   13,216.24                                          8,750    11,621.41   12,062.26
 1987............                       13,000   16,601.81                                         11,750    14,932.30   14,511.44
 1988............                       16,000   21,150.04                                         14,750    19,855.08   19,347.03
 1989............                       19,000   30,762.55                                         17,750    28,772.70   27,009.91
 1990............                       22,000   31,466.94                                         20,750    29,871.65   28,773.00
 1991............                       25,000   44,621.44                                         23,750    42,371.20   38,254.39
 1992............                       28,000   52,213.64                                         26,750    49,264.08   43,594.75
 1993............                       31,000   61,909.07                                         29,750    59,421.92   51,141.14
 1994............                       34,000   61,801.27                                         32,750    61,556.72   54,178.36
 1995............                       37,000   84,333.71                                         35,750    83,793.60   74,076.50
 1996............                       40,000  104,605.09                      $2,000  $2,141.46  38,750    96,365.66   89,508.97
 1997............                       43,000  135,395.77                       5,000   5,626.11  41,750   126,413.93  113,818.57
 1998............  $263.57    $264.37   46,000  174,089.70 $  250    $531.21     8,000   8,907.58  44,750   171,791.27  135,471.01
 1999............ 3,841.19   3,839.20   49,000  206,161.04  3,250   3,845.46    11,000  12,082.66  47,750   269,748.27  151,254.40
 2000............ 5,936.40   6,420.39   52,000  192,935.22  6,250   8,294.23    14,000  14,915.62  50,750   279,967.00  163,717.41
Annual Effective
Rate of Return...    (4.68)%     2.50%               13.42%            23.25%                2.68%               17.93%      12.60%

                                  AMERICAN
                       CUMU-       FUNDS
                      LATIVE       GLOBAL
                       PAY-        SMALL
                       MENTS   CAPITALIZATION
                     -------   --------------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............
 1995............
 1996............
 1997............
 1998............    $  250     $2,302.00
 1999............     3,250      8,814.79
 2000............     6,250      9,641.76
Annual Effective
Rate of Return....                  14.11%

                                                                                          SURRENDER VALUE
                     --------------------------------------------------------------------------------------------------------------
                      BACK BAY    BACK BAY    CUMU-     SALOMON     SALOMON                                          CUMU-
                      ADVISORS    ADVISORS   LATIVE    BROTHERS     BROTHERS                  ALGER       DAVIS     LATIVE
                       MONEY        BOND      PAY-       BOND         U.S.                    EQUITY     VENTURE     PAY-
                       MARKET      INCOME     MENTS  OPPORTUNITIES GOVERNMENT  BALANCED(1)    GROWTH      VALUE      MENTS
                      ----------- ----------- ------- ------------- ----------- ------------ ----------- ----------- -------
 As of December 31:
 1983............     $   936.63  $   933.57
 1984............       3,956.32    4,067.60
 1985............       7,145.30    7,909.85
 1986............      10,452.60   12,020.03
 1987............      13,955.09   15,013.15
 1988............      17,828.55   19,051.44
 1989............      22,310.46   24,262.76
 1990............      26,912.78   29,024.35
 1991............      31,267.90   37,188.94
 1992............      35,026.57   42,829.58
 1993............      38,573.75   50,737.72                                                                         $ 2,000
 1994............      42,587.95   51,240.01  $   500  $   454.48   $   463.99  $   463.80   $   459.59  $   457.01    5,000
 1995............      47,464.12   64,655.31    3,500    3,571.44     3,497.31    3,659.75     3,977.10    3,880.99    8,000
 1996............      52,259.32   69,803.96    6,500    7,058.86     6,451.30    7,358.69     7,444.68    8,116.02   11,000
 1997............      57,349.85   79,551.77    9,500   10,751.03     9,867.25   11,549.50    12,436.28   14,067.30   14,000
 1998............      62,592.93   88,696.77   12,500   13,667.08    13,446.17   15,465.27    22,035.97   19,077.99   17,000
 1999............      67,846.04   90,003.10   15,500   16,585.85    16,172.60   17,189.36    32,856.59   25,369.45   20,000
 2000............      74,157.91   99,152.79   18,500   20,622.10    20,762.32   19,483.58    30,314.77   30,433.39   23,000
 Annual Effective
  Rate of Return.           3.94%       6.99%                3.47%        3.69%       1.65%       15.85%      15.98%



---------------------------------------------------------
   HARRIS                 CUMU-    LOOMIS      PUTNAM
  OAKMARK     WESTPEAK   LATIVE    SAYLES      INTER-
  MID CAP      GROWTH     PAY-     SMALL      NATIONAL
  VALUE(2)   AND INCOME   MENTS     CAP       STOCK(3)
 ----------- ----------- ------- ----------- -----------
 $ 1,961.84  $ 1,960.54
   4,763.39    4,718.60  $ 2,000 $ 1,803.57  $   472.33
   9,363.90    9,748.06    5,000   5,547.60    3,405.07
  13,989.01   14,596.80    8,000  10,514.35    6,459.43
  19,385.90   22,727.27   11,000  16,265.17    9,048.11
  20,765.14   31,331.38   14,000  18,653.99   12,399.37
  23,391.52   36,899.82   17,000  28,296.41   18,735.64
  31,333.10   37,304.41   20,000  32,245.84   19,284.37

       7.91%      12.34%              14.11%       1.33%




                                                                                              LEHMAN
                    CUMU-     MFS                CUMU-   PUTNAM     CUMU-             CUMU-  BROTHERS   CUMU-              CUMU-
                    LATIVE  INVES-       MFS     LATIVE   LARGE     LATIVE            LATIVE AGGREGATE  LATIVE   METLIFE   LATIVE
                     PAY-    TORS     RESEARCH    PAY-     CAP       PAY-    JANUS     PAY-    BOND      PAY-     STOCK     PAY-
                    MENTS    TRUST    MANAGERS   MENTS   GROWTH     MENTS   MID CAP   MENTS    INDEX    MENTS     INDEX    MENTS
                    ------ ---------  ---------  ------ ---------   ------ ---------  ------ ---------  ------  ---------  ------
As of December 31:
1983............
1984............
1985............
1986............
1987............
1988............
1989............
1990............                                                                                        $2,000  $1,838.83
1991............                                                                                         5,000   5,528.39
1992............                                                                                         8,000   8,828.26
1993............                                                                                        11,000  12,504.40
1994............                                                                                        14,000  15,316.05
1995............                                                                                        17,000  24,265.97
1996............                                                                                        20,000  32,712.73
1997............                                                    $2,500 $2,679.39                    23,000  46,121.92
1998............                                                     5,500  7,279.49   $250   $231.82   26,000  61,819.05   $250
1999............    $2,000 $1,926.00  $2,169.33                      8,500 21,476.05  3,250  2,981.61   29,000  76,947.51  3,000
2000............     5,000  4,669.34   4,606.90  2,000  $1,417.22   11,500 16,349.24  6,250  6,263.57   32,000  71,240.77  6,000
Annual Effective
 Rate of Return........        -7.60%     -9.05%           (61.84)%            18.60%            0.20%              14.28%

                                                     STATE            NEUBERGER
                     MORGAN                CUMU-     STREET     CUMU-  BERMAN     CUMU-    LORD     CUMU-                AMERICAN
                    STANLEY    RUSSELL    LATIVE    RESEARCH   LATIVE PARTNERS   LATIVE   ABBETT   LATIVE     AMERICAN     FUNDS
                      EAFE       2000      PAY-    INVESTMENT   PAY-   MID CAP    PAY-     BOND     PAY-       FUNDS      GROWTH-
                     INDEX      INDEX      MENTS     TRUST      MENTS   VALUE     MENTS  DEBENTURE  MENTS      GROWTH      INCOME
                    ---------- --------- --------  ---------- ------- -------- --------- --------- -------  ----------- -----------
As of December 31:
1983............                          $ 1,000   $1,365.19
1984............                            4,000    4,227.99                                      $ 2,750    $2,576.66   $2,721.69
1985............                            7,000    8,944.53                                        5,750     6,172.99    7,081.61
1986............                           10,000   12,601.24                                        8,750    11,066.41   11,507.26
1987............                           13,000   15,881.81                                       11,750    14,254.80   13,833.94
1988............                           16,000   20,355.04                                       14,750    19,085.08   18,577.03
1989............                           19,000   29,922.55                                       17,750    27,940.20   26,177.41
1990............                           22,000   30,611.94                                       20,750    29,006.65   27,908.00
1991............                           25,000   43,766.44                                       23,750    41,503.70   37,386.89
1992............                           28,000   51,358.64                                       26,750    48,396.58   42,727.25
1993............                           31,000   61,054.07                                       29,750    58,554.42   50,273.64
1994............                           34,000   60,946.27                                       32,750    60,689.22   53,310.86
1995............                           37,000   83,478.71                                       35,750    82,926.10   73,209.00
1996............                           40,000  103,750.09                    $2,000  $1,981.46  38,750    95,498.16   88,641.47
1997............                           43,000  134,540.77                     5,000   5,276.11  41,750   125,546.43  112,951.07
1998............     $244.37    $245.11    46,000  173,234.70 $  250   $491.21    8,000   8,397.58  44,750   170,923.77  134,603.51
1999............    3,613.69   3,611.70    49,000  205,306.04  3,250  3,600.46   11,000  11,442.66  47,750   268,880.77  150,386.90
2000............    5,594.10   6,045.91    52,000  192,080.22  6,250  7,874.23   14,000  14,204.77  50,750   279,099.50  162,849.91
Annual Effective
 Rate of Return........(9.89)%    (3.03)%               13.37%           18.03%               0.61%               17.90%      12.54



                                 AMERICAN
                       CUMU-      FUNDS
                      LATIVE     GLOBAL
                       PAY-       SMALL
                       MENTS CAPITALIZATION
                     ------- --------------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............
 1995............
 1996............
 1997............
 1998............    $  250     $2,142.00
 1999............     3,250      8,464.79
 2000............     6,250      9,131.76
Annual Effective
Rate of Return....                   9.89%

-------
(1) Wellington Management Company, LLP became the subadviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as subadviser.
(2) Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.
(3) On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

  As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Performance Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      August 26, 1983.......................................   1.000000
      December 31, 1983.....................................   1.027165    2.7%
      December 31, 1984.....................................   1.122053    9.2%
      December 31, 1985.....................................   1.198477    6.8%
      December 31, 1986.....................................   1.262853    5.4%
      December 31, 1987.....................................   1.327245    5.1%
      December 31, 1988.....................................   1.407892    6.1%
      December 31, 1989.....................................   1.517621    7.8%
      December 31, 1990.....................................   1.619846    6.7%
      December 31, 1991.....................................   1.697425    4.8%
      December 31, 1992.....................................   1.738206    2.4%
      December 31, 1993.....................................   1.765866    1.6%
      December 31, 1994.....................................   1.811432    2.6%
      December 31, 1995.....................................   1.889065    4.3%
      December 31, 1996.....................................   1.959126    3.7%
      December 31, 1997.....................................   2.036045    3.9%
      December 31, 1998.....................................   2.098320    3.1%
      December 31, 1999.....................................   2.171899    3.5%
      December 31, 2000.....................................   2.275063    4.7%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      17 years, 4 months ended December 31, 2000.............  127.5%     4.9%
      10 years ended December 31, 2000.......................   41.0%     3.5%
      5 years ended December 31, 2000........................   21.2%     3.9%
      1 year ended December 31, 2000.........................    4.7%     4.7%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                          ACCUMULATION     %
      DATE                                                 UNIT VALUE   CHANGE
      ----                                                ------------ ---------
      August 26, 1983....................................   1.000000
      December 31, 1983..................................   1.027196      2.7%
      December 31, 1984..................................   1.141109     11.1%
      December 31, 1985..................................   1.337005     17.2%
      December 31, 1986..................................   1.514752     13.3%
      December 31, 1987..................................   1.528314      0.9%
      December 31, 1988..................................   1.633970      6.9%
      December 31, 1989..................................   1.810362     10.8%
      December 31, 1990..................................   1.930406      6.6%
      December 31, 1991..................................   2.246568     16.4%
      December 31, 1992..................................   2.397657      6.7%
      December 31, 1993..................................   2.663825     11.1%
      December 31, 1994..................................   2.539801     -4.7%
      December 31, 1995..................................   3.037039     19.6%
      December 31, 1996..................................   3.134109      3.2%
      December 31, 1997..................................   3.428788      9.4%
      December 31, 1998..................................   3.660529      6.8%
      December 31, 1999..................................   3.592823     -1.8%
      December 31, 2000..................................   3.831633      6.6%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                            % CHANGE    ANNUAL
                                                            IN UNIT    EFFECTIVE
                                                             VALUE       RATE
                                                          ------------ ---------
      17 years, 4 months ended December 31, 2000.........     283.2%      8.1%
      10 years ended December 31, 2000...................      99.2%      7.1%
      5 years ended December 31, 2000....................      26.9%      4.9%
      1 year ended December 31, 2000.....................       6.6%      6.6%

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                          ACCUMULATION     %
      DATE                                                 UNIT VALUE   CHANGE
      ----                                                ------------ ---------
      October 31, 1994...................................   1.000000
      December 31, 1994..................................    .983850     -1.6%
      December 31, 1995..................................   1.158823     17.8%
      December 31, 1996..................................   1.307292     12.8%
      December 31, 1997..................................   1.432601      9.6%
      December 31, 1998..................................   1.439188      0.5%
      December 31, 1999..................................   1.439668      0.0%
      December 31, 2000..................................   1.522166      5.7%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                            % CHANGE    ANNUAL
                                                            IN UNIT    EFFECTIVE
                                                             VALUE       RATE
                                                          ------------ ---------
      6 years, 2 months ended December 31, 2000..........      52.2%      7.0%
      5 years ended December 31, 2000....................      31.4%      5.6%
      1 year ended December 31, 2000.....................       5.7%      5.7%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   1.003770     0.4%
      December 31, 1995.....................................   1.139109    13.5%
      December 31, 1996.....................................   1.160957     1.9%
      December 31, 1997.....................................   1.242399     7.0%
      December 31, 1998.....................................   1.316242     5.9%
      December 31, 1999.....................................   1.300191    -1.2%
      December 31, 2000.....................................   1.416200     8.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............   41.6%     5.8%
      5 years ended December 31, 2000........................   24.4%     4.5%
      1 year ended December 31, 2000.........................    8.9%     8.9%

BALANCED SUB-ACCOUNT**

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................    .996791    -0.3%
      December 31, 1995.....................................   1.227281    23.1%
      December 31, 1996.....................................   1.415482    15.3%
      December 31, 1997.....................................   1.622453    14.6%
      December 31, 1998.....................................   1.742881     7.4%
      December 31, 1999.....................................   1.631646    -6.4%
      December 31, 2000.....................................   1.578230    -3.3%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............   57.8%     7.7%
      5 years ended December 31, 2000........................   28.7%     5.2%
      1 year ended December 31, 2000.........................   -3.3%    -3.3%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.
** The Balanced Series' subadviser was Loomis Sayles & Company, L.P. until May
   1, 2000 when Wellington Management Company, LLP became the subadviser.

ALGER EQUITY GROWTH SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      October 31, 1994.....................................   1.000000
      December 31, 1994....................................   0.955891    -4.4%
      December 31, 1995....................................   1.402375    46.7%
      December 31, 1996....................................   1.565675    11.6%
      December 31, 1997....................................   1.940577    23.9%
      December 31, 1998....................................   2.823513    45.5%
      December 31, 1999....................................   3.734589    32.3%
      December 31, 2000....................................   3.178881   -14.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  217.9%     20.6%
      5 years ended December 31, 2000........................  126.8%     17.8%
      1 year ended December 31, 2000.........................  -14.9%    -14.9%

DAVIS VENTURE VALUE SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................    .962860    -3.7%
      December 31, 1995.....................................   1.323183    37.4%
      December 31, 1996.....................................   1.642613    24.1%
      December 31, 1997.....................................   2.163463    31.7%
      December 31, 1998.....................................   2.437055    12.6%
      December 31, 1999.....................................   2.824171    15.9%
      December 31, 2000.....................................   3.049260     8.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  204.9%    19.8%
      5 years ended December 31, 2000........................  130.6%    18.2%
      1 year ended December 31, 2000.........................    8.0%     8.0%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax, or the annual Administration Contract Charge.

HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1993........................................   1.000000
      December 31, 1993.....................................   1.137039    13.7%
      December 31, 1994.....................................   1.118794    -1.6%
      December 31, 1995.....................................   1.438865    28.6%
      December 31, 1996.....................................   1.669358    16.0%
      December 31, 1997.....................................   1.932280    15.7%
      December 31, 1998.....................................   1.797180    -7.0%
      December 31, 1999.....................................   1.778414    -1.0%
      December 31, 2000.....................................   2.112113    18.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      7 years, 8 months ended December 31, 2000..............  111.2%    10.2%
      5 years ended December 31, 2000........................   47.0%     8.0%
      1 year ended December 31, 2000.........................   18.8%    18.8%

LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      May 1, 1994...........................................   1.000000
      December 31, 1994.....................................    .959097    -4.1%
      December 31, 1995.....................................   1.219226    27.1%
      December 31, 1996.....................................   1.571807    28.9%
      December 31, 1997.....................................   1.936137    23.2%
      December 31, 1998.....................................   1.873409    -3.2%
      December 31, 1999.....................................   2.433952    29.9%
      December 31, 2000.....................................   2.526234     3.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 8 months ended December 31, 2000..............  152.6%    14.9%
      5 years ended December 31, 2000........................  107.4%    15.7%
      1 year ended December 31, 2000.........................    3.8%     3.8%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.
** Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.

MFS INVESTORS TRUST SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
       April 30, 1999.......................................   1.000000     --
       December 31, 1999....................................   1.018894    -1.9%
       December 31, 2000....................................   1.003305    -1.5%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
       1 year, 8 months ended December 31, 2000..............    0.3%     0.2%
       1 year ended December 31, 2000........................   -1.5%    -1.5%

MFS RESEARCH MANAGERS SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
       DATE                                                   UNIT VALUE  CHANGE
       ----                                                  ------------ ------
       April 30, 1999.......................................   1.000000     --
       December 31, 1999....................................   1.186801    18.7%
       December 31, 2000....................................   1.127801    -5.0%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN

                                                                  %
                                                                CHANGE
                                                                  IN    ANNUAL
                                                                 UNIT  EFFECTIVE
                                                                VALUE    RATE
                                                                ------ ---------
       1 year, 8 months ended December 31, 2000................  12.8%    7.5%
       1 year ended December 31, 2000..........................  -5.0%   -5.0%

WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1993........................................   1.000000
      December 31, 1993.....................................   1.132111    13.2%
      December 31, 1994.....................................   1.103489    -2.5%
      December 31, 1995.....................................   1.485762    34.6%
      December 31, 1996.....................................   1.730922    16.5%
      December 31, 1997.....................................   2.279329    31.7%
      December 31, 1998.....................................   2.790691    22.4%
      December 31, 1999.....................................   3.009259     7.8%
      December 31, 2000.....................................   2.814682    -6.5%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      7 years, 8 months ended December 31, 2000..............  181.5%    14.4%
      5 years ended December 31, 2000........................   89.7%    13.7%
      1 year ended December 31, 2000.........................   -6.5%    -6.5%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      November 9, 1998......................................   1.000000
      December 31, 1998.....................................   1.011441     1.1%
      December 31, 1999.....................................   0.981360    -3.0%
      December 31, 2000.....................................   1.075777     9.6%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 year, 1 months ended December 31, 2000...............   7.6%      3.5%
      1 year ended December 31, 2000.........................   9.6%      9.6%

JANUS MID CAP SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      March 3, 1997........................................   1.000000
      December 31, 1997....................................   1.264952    26.5%
      December 31, 1998....................................   1.706846    34.9%
      December 31, 1999....................................   3.743002   119.3%
      December 31, 2000....................................   2.531515   -32.4%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 9 months ended December 31, 2000..............  153.2%     27.4%
      1 year ended December 31, 2000.........................  -32.4%    -32.4%

METLIFE STOCK INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      May 1, 1990                                             1.000000
      December 31, 1990....................................   1.007861     0.8%
      December 31, 1991....................................   1.286801    27.7%
      December 31, 1992....................................   1.359482     5.6%
      December 31, 1993....................................   1.465437     7.8%
      December 31, 1994....................................   1.458290    -0.5%
      December 31, 1995....................................   1.963666    34.7%
      December 31, 1996....................................   2.368932    20.6%
      December 31, 1997....................................   3.078824    30.0%
      December 31, 1998....................................   3.883282    26.1%
      December 31, 1999....................................   4.614786    18.8%
      December 31, 2000....................................   4.115022   -10.8%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      10 years, 8 months ended December 31, 2000.............  311.5%     14.2%
      10 years ended December 31, 2000.......................  308.3%     15.1%
      5 years ended December 31, 2000........................  109.6%     15.9%
      1 year ended December 31, 2000.........................  -10.8%    -10.8%

NEUBERGER & BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      November 9, 1998......................................   1.000000
      December 31, 1998.....................................   1.071970     7.2%
      December 31, 1999.....................................   1.240473    15.7%
      December 31, 2000.....................................   1.564495    26.1%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 1 month ended December 31, 2000...............   56.4%    23.2%
      1 year ended December 31, 2000.........................   26.1%    26.1%

    PUTNAM LARGE CAP GROWTH SUB-ACCOUNT

                        ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      May 1, 2000..........................................   1.000000
      December 31, 2000....................................   0.723242   -27.7%

         PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN

                                                                 %
                                                               CHANGE
                                                                 IN     ANNUAL
                                                                UNIT   EFFECTIVE
      DATE                                                     VALUE     RATE
      ----                                                     ------  ---------
      8 months ended December 31, 2000........................ -27.7%    -38.4%

MORGAN STANLEY EAFE INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      November 9, 1998.....................................   1.000000
      December 31, 1998....................................   1.078661     7.9%
      December 31, 1999....................................   1.324681    22.8%
      December 31, 2000....................................   1.114981   -15.8%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 year, 1 month ended December 31, 2000................   11.5%      5.2%
      1 year ended December 31, 2000.........................  -15.8%    -15.8%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT**

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      October 31, 1994.....................................   1.176495
      December 31, 1994....................................   1.204332     2.4%
      December 31, 1995....................................   1.261652     4.8%
      December 31, 1996....................................   1.327000     5.2%
      December 31, 1997....................................   1.291549    -2.6%
      December 31, 1998....................................   1.366233     5.6%
      December 31, 1999....................................   1.678854    22.9%
      December 31, 2000....................................   1.486746   -11.4%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............   26.4%      3.9%
      5 years ended December 31, 2000........................   17.8%      3.3%
      1 year ended December 31, 2000.........................  -11.4%    -11.4%

    RUSSELL 2000 INDEX SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      November 9, 1998......................................   1.000000
      December 31, 1998.....................................   1.052362     5.2%
      December 31, 1999.....................................   1.269797    27.0%
      December 31, 2000.....................................   1.202488    -5.3%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 year, 1 month ended December 31, 2000................   20.2%     9.0%
      1 year ended December 31, 2000.........................   -5.3%    -5.3%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

**On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      June 24, 1983.........................................   1.000000
      December 31, 1983.....................................   0.967469    -3.3%
      December 31, 1984.....................................   0.956879    -1.1%
      December 31, 1985.....................................   1.268722    32.6%
      December 31, 1986.....................................   1.376095     8.5%
      December 31, 1987.....................................   1.450760     5.4%
      December 31, 1988.....................................   1.578176     8.8%
      December 31, 1989.....................................   2.051808    30.0%
      December 31, 1990.....................................   1.909451    -6.9%
      December 31, 1991.....................................   2.499025    30.9%
      December 31, 1992.....................................   2.742254     9.7%
      December 31, 1993.....................................   3.085965    12.5%
      December 31, 1994.....................................   2.937301    -4.8%
      December 31, 1995.....................................   3.846252    30.9%
      December 31, 1996.....................................   4.621364    20.2%
      December 31, 1997.....................................   5.836369    26.3%
      December 31, 1998.....................................   7.358615    26.1%
      December 31, 1999.....................................   8.574736    16.5%
      December 31, 2000.....................................   7.913002    -7.7%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      17 years, 6 months ended December 31, 2000.............  691.3%    12.5%
      10 years ended December 31, 2000.......................  314.4%    15.3%
      5 years ended December 31, 2000........................  105.7%    15.5%
      1 year ended December 31, 2000.........................   -7.7%    -7.7%


LORD ABBETT BOND DEBENTURE SUB-ACCOUNT**

                       ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      May 1, 1996...........................................   1.000000
      December 31, 1996.....................................   1.117468    11.7%
      December 31, 1997.....................................   1.271168    13.8%
      December 31, 1998.....................................   1.328498     4.5%
      December 31, 1999.....................................   1.351584     1.7%
      December 31, 2000.....................................   1.340223    -0.8%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      4 years, 8 months ended December 31, 2000..............   34.0%     6.5%
      1 year ended December 31, 2000.........................   -0.8%    -0.8%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

**The performance shown for the Lord Abbett Bond Debenture Portfolio's Class B shares is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust), whose assets were transferred to the Portfolio on February 12, 2001. The performance shown for the predecessor fund has been adjusted to reflect Class B's .25% 12b-1 fee.

    AMERICAN FUNDS GROWTH SUB-ACCOUNT

                       ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      February 8, 1984......................................   1.000000
      December 31, 1984.....................................   1.003762     0.4%
      December 31, 1985.....................................   1.182440    17.8%
      December 31, 1986.....................................   1.512525    27.9%
      December 31, 1987.....................................   1.603444     6.0%
      December 31, 1988.....................................   1.802332    12.4%
      December 31, 1989.....................................   2.318846    28.7%
      December 31, 1990.....................................   2.174214    -6.2%
      December 31, 1991.....................................   2.842323    30.7%
      December 31, 1992.....................................   3.088674     8.7%
      December 31, 1993.....................................   3.524137    14.1%
      December 31, 1994.....................................   3.474616    -1.4%
      December 31, 1995.....................................   4.542494    30.7%
      December 31, 1996.....................................   5.051358    11.2%
      December 31, 1997.....................................   6.449200    27.7%
      December 31, 1998.....................................   8.579358    33.0%
      December 31, 1999.....................................  13.272578    54.7%
      December 31, 2000.....................................  13.639825     2.8%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                             % CHANGE   ANNUAL
                                                             IN UNIT   EFFECTIVE
                                                              VALUE      RATE
                                                             --------  ---------
      16 years, 10 months ended December 31, 2000........... 1,264.0%    16.7%
      10 years ended December 31, 2000......................   527.3%    20.2%
      5 years ended December 31, 2000.......................   200.3%    24.6%
      1 year ended December 31, 2000........................     2.8%     2.8%


    AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT

                       ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      February 8, 1984......................................   1.000000
      December 31, 1984.....................................   1.073575     7.4%
      December 31, 1985.....................................   1.445832    34.7%
      December 31, 1986.....................................   1.732550    19.8%
      December 31, 1987.....................................   1.709298    -1.3%
      December 31, 1988.....................................   1.917052    12.2%
      December 31, 1989.....................................   2.357523    23.0%
      December 31, 1990.....................................   2.252099    -4.5%
      December 31, 1991.....................................   2.740076    21.7%
      December 31, 1992.....................................   2.900373     5.9%
      December 31, 1993.....................................   3.194360    10.1%
      December 31, 1994.....................................   3.198380     0.1%
      December 31, 1995.....................................   4.172830    30.5%
      December 31, 1996.....................................   4.859703    16.5%
      December 31, 1997.....................................   6.000937    23.5%
      December 31, 1998.....................................   6.970603    16.2%
      December 31, 1999.....................................   7.624390     9.4%
      December 31, 2000.....................................   8.096386     6.2%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

          PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      16 years, 10 months ended December 31, 2000............  709.6%    13.2%
      10 years ended December 31, 2000.......................  259.5%    13.7%
      5 years ended December 31, 2000........................   94.0%    14.2%
      1 year ended December 31, 2000.........................    6.2%     6.2%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      April 30, 1998.......................................   1.000000
      December 31, 1998....................................   1.013390     1.3%
      December 31, 1999....................................   1.907640    88.2%
      December 31, 2000....................................   1.566370   -17.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 8 months ended December 31, 2000..............   56.6%     18.3%
      1 year ended December 31, 2000.........................  -17.9%    -17.9%


--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

    (1) The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

    (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (4) Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.40% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

  When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the annuity payment option involves a life contingency. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower monthly benefits than under a life contingent option.

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment.

  Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds.

  The dollar amount of the initial payment will be at the basic payment level. (If the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

  Illustrations of annuity income payments under various hypothetical and historical rates appear in the tables below. The monthly equivalents of the hypothetical annual net returns of (2.8%), 3.50%, 3.59%, 5.54% and 7.49% shown in the tables at pages II-34 through II-36 are (0.19%), 0.29%, 0.29%, 0.45% and 0.60%.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.91%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.91%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect an average daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.32% and the daily administrative charge which is equivalent to an annual charge of 0.10%. The average mortality and expense risk charge assumes that the contract value is allocated equally among all the sub-accounts. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 0.88% of the average daily net assets of the Eligible Funds. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 0.88%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the assumed 1.42% average mortality and expense risk and administrative charge and the assumed 0.88% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.30%.

  Three tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option. The second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration with annuitization occurring within the first two years. The third assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration, with annuitization occurring after the second year. The illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                         ANNUITY PAY-OUT ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $649.12

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 65: $663.41

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE
ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

                            AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                  WITH AN ASSUMED RATE OF RETURN OF:
                            ----------------------------------------------
                      GROSS    0%     5.91%      6%       8%       10%
PAYMENT  CALENDAR     ----- ----------------- -------- -------- ----------
 YEAR      YEAR   AGE NET**  -2.28%   3.50%    3.59%    5.54%     7.49%
-------  -------- --- ----- ----------------- -------- -------- ----------
    1      2001    65        $581.00 $ 581.00 $ 581.00 $ 581.00 $   581.00
    2      2002    66         548.56   581.00   581.48   592.45     603.42
    3      2003    67         517.94   581.00   581.96   604.13     626.71
    4      2004    68         489.02   581.00   582.44   616.04     650.90
    5      2005    69         461.72   581.00   582.92   628.18     676.02
   10      2010    74         346.44   581.00   585.33   692.57     816.94
   15      2015    79         259.95   581.00   587.75   763.57     987.24
   20      2020    84         195.05   581.00   590.18   841.85   1,193.03

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the average Mortality and Expense Risk and Administration Asset Charge from the Gross Rates of Return.

    ANNUITY PAY-OUT ILLUSTRATION, ANNUITIZATION OCCURRING WITHIN TWO YEARS
                       (50% VARIABLE--50% FIXED PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $649.12

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $324.56. THE MONTHLY GUARANTEED PAYMENT OF $324.56 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.91%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -2.28%     3.50%     3.59%     5.54%     7.49%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      2001    65       $  615.06 $  615.06 $  615.06 $  615.06 $  615.06
    2      2002    66          598.84    615.06    615.30    620.79    626.67
    3      2003    67          583.53    615.06    615.54    626.63    637.92
    4      2004    68          569.07    615.06    615.78    632.58    650.01
    5      2005    69          555.42    615.06    616.02    638.65    662.57
   10      2010    74          497.78    615.06    617.23    670.85    733.03
   15      2015    79          454.54    615.06    618.44    706.35    818.18
   20      2020    84          422.09    615.06    619.65    745.49    921.08

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the average Mortality and Expense Risk and Administration Asset Charge from the Gross Rate of Return.

     ANNUITY PAY-OUT ILLUSTRATION, ANNUITIZATION OCCURRING AFTER TWO YEARS
                       (50% VARIABLE--50% FIXED PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $663.41

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $331.70. THE MONTHLY GUARANTEED PAYMENT OF $331.70 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.91%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -2.28%     3.50%     3.59%     5.54%     7.49%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      2001    65       $  622.20 $  622.20 $  622.20 $  622.20 $  622.20
    2      2002    66          605.98    622.20    622.44    627.93    633.41
    3      2003    67          590.67    622.20    622.68    633.77    645.06
    4      2004    68          576.21    622.20    622.92    639.72    657.15
    5      2005    69          562.56    622.20    623.16    645.79    669.71
   10      2010    74          504.93    622.20    624.37    677.99    740.17
   15      2015    79          461.68    622.20    625.58    713.49    825.32
   20      2020    84          429.23    622.20    626.79    752.63    928.22

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the average Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.30% (1.55% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown in the tables also take into account the actual portfolios' management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Bond Income and Money Market portfolios, and that the Annuitant's age has increased by the time the other portfolios became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. We offer alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 0% or 3.5% AIR. The illustrations are based on the current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

  The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the portfolios. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $649.12; FOR AGE 72: $731.07; FOR AGE 73: $744.87; FOR AGE 75: $773.76; FOR AGE 76:
$788.71; FOR AGE 78: $819.21; FOR AGE 79: $834.56; FOR AGE 80: $849.79; FOR
AGE 81: $864.73; AND FOR AGE 82: $879.23.

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 65: $663.41; FOR AGE 72:
$747.15; FOR AGE 73: $761.26; FOR AGE 75: $790.78; FOR AGE 76: $806.06; FOR
AGE 78: $837.23; FOR AGE 79: $852.92; FOR AGE 80: $868.48; FOR AGE 81:
$883.76; AND FOR AGE 82: $898.58.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT:
3.50%.

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                           SALOMON
                      BACK BAY BACK BAY   STRATEGIC    SALOMON               ALGER     DAVIS
PAYMENT  CALENDAR      MONEY     BOND       BOND         U.S.               EQUITY    VENTURE
 YEAR      YEAR   AGE  MARKET   INCOME  OPPORTUNITIES GOVERNMENT BALANCED   GROWTH     VALUE
-------  -------- --- -------- -------- ------------- ---------- --------- --------- ---------
    1      1983    65 $581.00  $ 581.00
    2      1984    66  589.11    593.75
    3      1985    67  621.40    636.91
    4      1986    68  640.96    720.66
    5      1987    69  652.22    788.46
    6      1988    70  661.97    768.23
    7      1989    71  678.04    793.10
    8      1990    72  705.82    848.57
    9      1991    73  727.52    873.81
   10      1992    74  736.22    982.04
   11      1993    75  727.98  1,012.04
   12      1994    76  714.19  1,085.82    $765.00     $765.00   $  765.00 $  765.00 $  765.00
   13      1995    77  707.50    999.76     748.30      763.45      758.14    737.36    732.33
   14      1996    78  712.51  1,154.49     851.15      836.67      901.43  1,044.66    971.87
   15      1997    79  713.52  1,150.41     927.17      823.39    1,003.91  1,126.19  1,165.00
   16      1998    80  716.10  1,215.41     981.20      850.93    1,111.23  1,347.99  1,481.77
   17      1999    81  718.18  1,262.70     953.89      872.40    1,155.17  1,897.98  1,615.27
   18      2000    82  718.23  1,197.44     921.94      832.62    1,044.88  2,425.52  1,808.55
   19      2001    83  726.84  1,233.73     941.71      876.16      976.40  1,994.60  1,886.48

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND
EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.40% or 1.65% as applicable), AND, MANAGEMENT FEES AND OTHER EXPENSES (these may vary from year to year). The following expenses are for the year ended December 31, 2000, after giving effect to current expense caps or deferrals: .41% Back Bay Advisors Money Market; .47% Back Bay Advisors Bond Income; .78% Salomon Brothers Strategic Bond Opportunities; .70% Salomon Brothers U.S. Government;
 .80% Balanced; .79% Alger Equity Growth; .79% Davis Venture Value; .90% Harris Oakmark Mid Cap Value; .96% Loomis Sayles Small Cap; .90% MFS Investors Trust;
 .90% MFS Research Managers; .73% Westpeak Growth and Income; .62% Lehman Brothers Aggregate Bond Index; .95% Janus Mid Cap; .53% MetLife Stock Index; 1.14% Neuberger Berman Partners Mid Cap Value; 1.00% Putnam Large Cap Growth;
 .95% Morgan Stanley EAFE Index; 1.14% Putnam International Stock; .80% Russell 2000 Index; .75% State Street Research Investment Trust; .95% Lord Abbett Bond Debenture; .63% American Funds Growth; .60% American Funds Growth-Income;
1.11% American Funds Global Small Capitalization.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $649.12; FOR AGE 72: $731.07; FOR AGE 73: $744.87; FOR AGE 75: $773.76; FOR AGE 76:
$788.71; FOR AGE 78: $819.21; FOR AGE 79: $834.56; FOR AGE 80: $849.79; FOR
AGE 81: $864.73; AND FOR AGE 82: $879.23.

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 65: $663.41; FOR AGE 72:
$747.15; FOR AGE 73: $761.26; FOR AGE 75: $790.78; FOR AGE 76: $806.06; FOR
AGE 78: $837.23; FOR AGE 79: $852.92; FOR AGE 80: $868.48; FOR AGE 81:
$883.76; AND FOR AGE 82: $898.58.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT:
3.50%.

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                    HARRIS                                                                     LEHMAN
                    OAKMARK   LOOMIS                      WESTPEAK   PUTNAM  PUTNAM           BROTHERS            MORGAN
PAY-                  MID     SAYLES               MFS     GROWTH   INTERNA-  LARGE           AGGREGATE METLIFE  STANLEY  RUSSELL
MENT  CALENDAR        CAP      SMALL      MFS    RESEARCH    AND     TIONAL    CAP    JANUS     BOND     STOCK     EAFE     2000
YEAR    YEAR   AGE   VALUE      CAP    INVESTORS MANAGERS  INCOME   STOCK**  GROWTH  MID CAP    INDEX    INDEX    INDEX    INDEX
----  -------- --- --------- --------- --------- -------- --------- -------- ------- -------- --------- -------- -------- --------
  1     1983    65
  2     1984    66
  3     1985    67
  4     1986    68
  5     1987    69
  6     1988    70
  7     1989    71
  8     1990    72                                                                                      $ 693.00
  9     1991    73                                                                                        684.50
 10     1992    74                                                                                        848.46
 11     1993    75 $  747.00                              $  747.00                                       907.68
 12     1994    76    829.70 $  765.00                       826.11 $765.00                               941.99
 13     1995    77    788.39    733.51                       777.60  778.64                               905.57
 14     1996    78    979.16    900.48                     1,011.07  788.12                             1,168.59
 15     1997    79  1,096.94  1,120.95                     1,137.39  800.83          $ 819.00           1,357.48
 16     1998    80  1,226.15  1,333.42                     1,446.38  753.08          1,005.46  $836.00  1,687.76 $ 836.00 $ 836.00
 17     1999    81  1,104.44  1,248.88  $852.00  $852.00   1,714.99  769.69          1,319.91   841.62  2,059.30   897.54   875.68
 18     2000    82  1,055.95  1,567.68   848.28   988.07   1,786.77  913.82          2,797.31   788.48  2,363.63 1,065.72 1,021.60
 19     2001    83  1,211.56  1,571.95   806.98   907.12   1,614.57  781.81  $868.00 2,734.39   790.47  2,221.49   958.55 1,011.91


                                   NEUBERGER
                      STATE STREET  BERMAN     LORD              AMERICAN
                        RESEARCH   PARTNERS   ABBETT   AMERICAN    FUNDS   AMERICAN FUNDS
PAYMENT  CALENDAR      INVESTMENT   MID CAP    BOND      FUNDS    GROWTH-   GLOBAL SMALL
 YEAR      YEAR   AGE    TRUST       VALUE   DEBENTURE  GROWTH    INCOME   CAPITALIZATION
-------  -------- --- ------------ --------- --------- --------- --------- --------------
    1      1983    65   $ 581.00
    2      1984    66     552.07                       $  596.00 $  596.00
    3      1985    67     527.51                          580.03    620.37
    4      1986    68     675.78                          660.18    807.23
    5      1987    69     708.18                          815.91    934.60
    6      1988    70     721.36                          835.71    890.88
    7      1989    71     758.11                          907.51    965.28
    8      1990    72     952.29                        1,128.11  1,146.92
    9      1991    73     856.25                        1,021.97  1,058.58
   10      1992    74   1,082.74                        1,290.83  1,244.40
   11      1993    75   1,147.84                        1,355.15  1,272.53
   12      1994    76   1,248.02                        1,493.92  1,354.13
   13      1995    77   1,147.73                        1,423.12  1,309.98
   14      1996    78   1,452.07              $801.00   1,797.58  1,651.30
   15      1997    79   1,685.54               874.66   1,931.17  1,857.90
   16      1998    80   2,056.71   $ 836.00    961.32   2,382.20  2,216.62    $ 836.00
   17      1999    81   2,505.45     891.70    970.70   3,061.88  2,487.73      827.78
   18      2000    82   2,820.78     996.97    954.17   4,576.65  2,629.04    1,505.54
   19      2001    83   2,514.83   1,214.76    914.07   4,543.81  2,697.13    1,194.29

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS

THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.40% or 1.65 as applicable), AND, MANAGEMENT FEES AND OTHER EXPENSES (these may vary from year to year). The following expenses are for the year ended December 31, 2000, after giving effect to expense caps or deferrals: .41% Back Bay Advisors Money Market; .47% Back Bay Advisors Bond Income; .78% Salomon Brothers Strategic Bond Opportunities; .70% Salomon Brothers U.S. Government; .80% Balanced; .79% Alger Equity Growth; .79% Davis Venture Value; .90% Harris Oakmark Mid Cap Value; .96% Loomis Sayles Small Cap; .90% MFS Investors Trust; .90% MFS Research Managers; .73% Westpeak Growth and Income; .62% Lehman Brothers Aggregate Bond Index; .95% Janus Mid Cap; .53% MetLife Stock Index; 1.14% Neuberger Berman Partners Mid Cap Value; 1.00% Putnam Large Cap Growth; .95% Morgan Stanley EAFE Index; 1.14% Putnam International Stock; .80% Russell 2000 Index; .75% State Street Research Investment Trust; .95% Lord Abbett Bond Debenture; .63% American Funds Growth; .60% American Funds Growth-Income; 1.11% American Funds Global Small Capitalization.

--------

 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International magnum Equity Series.

                               THE FIXED ACCOUNT

  Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

  The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. However these limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than twenty of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which we would credit to the deposit would be equivalent to an annual effective rate of 3%; or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us (currently $500,000). (For Contracts issued in Maryland, we reserve the right to restrict such purchase payments and transfers if the total Contract Value in the Fixed Account equals or exceeds $500,000.) In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

  If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. See "Loan Provision for Certain Tax Benefited Retirement Plans." The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the Zenith Back Bay Advisors Money Market Sub-account instead.

  We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                                    EXPERTS

  The financial statements of New England Variable Annuity Separate Account of New England Life Insurance Company ("NELICO") as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 and the consolidated financial statements of NELICO and subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by Anne Goggin, General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

  The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                                  APPENDIX A

                    ADVERTISING AND PROMOTIONAL LITERATURE

  Advertising and promotional literature prepared by NEF for products it issues or administers may include references to MetLife Advisers, LLC (formerly New England Investment Management) or its affiliates, such as State Street Research & Management Company. Prior to October 30, 2000, Nvest Companies (which includes affiliates such as Back Bay Advisors, Loomis Sayles, Westpeak and Harris Associates, L.P.) was affiliated with MetLife Advisers. However, on October 30, 2000, MetLife sold its majority limited partnership interest in Nvest Companies to CDC Asset Management.

  NEF's advertising and promotional literature may include references to other NEF affiliates. References may also be made to NEF's parent company, MetLife and the services it provides to the Metropolitan Series Fund, Inc.

  References to subadvisers unaffiliated with MetLife Advisers or NEF that perform subadvisory functions on behalf of New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust or the American Variable Insurance Series and their respective fund groups may be contained in NEF's advertising and promotional literature including, but not limited to, Alger Management, Davis Selected, SBAM, GSAM, and Putnam Investment Management Inc.

  NEF's advertising and promotional material may include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

  . Specific and general assessments and forecasts regarding the U.S.
    economy, world economies, the economics of specific nations and their impact on the Series

  . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

  . Specific and general investment philosophies, strategies, processes, techniques and types of analysis

  . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

  . The corporate histories, founding dates and names of founders of the entities

  . Awards, honors and recognition given to the firms

  . The names of those with ownership interest and the percentage of ownership

  . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

  . Current capitalization, levels of profitability and other financial and statistical information

  . Identification of portfolio managers, researchers, economists, principals and other staff members and employees

  . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

  . Current and historical statistics about:

   - total dollar amount of assets managed
   - MetLife Advisers assets managed in total and/or by Series
   - Asset managed by CGM in total and/or by Series
   - the growth of assets
   - asset types managed
   - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
   - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser.

  . The general and specific strategies applied by the advisers in the management of the Zenith Fund's and Metropolitan Fund's portfolios including, but not limited to:

   - the pursuit of growth, value, income oriented, risk management or other strategies
   - the manner and degree to which the strategy is pursued
   - whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
   - the types and characteristics of investments sought and specific portfolio holdings
   - the actual or potential impact and result from strategy implementation
   - through its own areas of expertise and operations, the value added by subadvisers to the management process
   - the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
   - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

  . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series/Portfolios of the Zenith Fund, Metropolitan Fund, Met Investors Series Trust or American Variable Insurance Series and those families of funds. Any such references will indicate that the Zenith Fund, Metropolitan Fund Met Investors Series Trust or American Variable Insurance Series and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series/Portfolios and other funds managed by the Series'/Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

  In addition, communications and materials developed by NEF or its affiliates may make reference to the following information about Nvest Companies and its affiliates:

  Nvest Companies is one of the largest publicly traded managers in the U.S. listed on the New York Stock Exchange. Nvest Companies maintains over $100 billion in assets under management. In addition, promotional materials may include:

  New England Securities Corporation an indirect subsidiary of NEF, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides.

  Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

  References to the Series may be included in NEF's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

  . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom NEF may or may not have a relationship.

  . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the NEF as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of New England Variable Annuity Separate Account of New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities and the related statement of operations of the New England Variable Annuity Separate Account (comprised of the following Sub-Accounts: Bond Income, Money Market, Mid Cap Value, Growth and Income, Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity, Venture Value, Bond Opportunities, Investors, Research Managers, Large Cap Growth and International Stock) of New England Life Insurance Company as of and for the year ended December 31, 2000, and the related statements of changes in net assets for each of the two years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and the results of operations of the respective aforementioned Sub-Accounts comprising the New England Variable Annuity Separate Account of New England Life Insurance Company as of and for the year ended December 31, 2000, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 9, 2001

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                       NEW ENGLAND ZENITH FUND
                                                   -------------------------------------------------------------------
                                                                                   MID       GROWTH AND      SMALL
                                                   BOND INCOME   MONEY MARKET   CAP VALUE      INCOME         CAP
                                                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                                                   ------------  ------------  -----------  ------------  ------------
ASSETS
 Investments in New England Zenith Fund and
  Metropolitan Series Fund at value (Note 2)...... $102,643,782  $77,405,965   $57,590,849  $198,268,496  $167,455,439
                            SHARES       COST
                          ---------- -------------
 Back Bay Advisors Bond
  Income Series.........     936,018   102,888,335
 Back Bay Advisors Money
  Market Series.........     774,060    77,405,965
 Harris Oakmark Mid Cap
  Value Series..........     392,870    58,982,645
 Westpeak Growth and
  Income Series.........   1,081,071   213,963,265
 Loomis Sayles Small Cap
  Series................     795,740   140,763,012
 Salomon Brothers U.S.
  Government Series.....   3,337,027    38,040,419
 Balanced Series........   7,124,393   103,651,782
 Alger Equity Growth
  Series................  15,046,483   368,501,758
 Davis Venture Value
  Series................  12,404,768   278,160,241
 Solomon Brothers Bond
  Opportunities Series..   5,591,416    66,334,623
 MFS Investors Series...   1,457,227    14,688,035
 MFS Research Managers
  Series................   3,523,287    42,996,869
 Putnam Large Cap Growth
  Portfolio.............   1,531,673    14,421,145
 Putnam International
  Stock Portfolio.......   7,044,478    86,559,288
                                     -------------
  Total.................             1,607,357,382
                                     =============
 Amount due and accrued from contract-related
  transactions, net...............................      325,164    1,687,761       395,406       314,480       412,989
 Dividends receivable.............................      --           408,650       --            --            --
                                                   ------------  -----------   -----------  ------------  ------------
  Total Assets....................................  102,968,946   79,502,376    57,986,255   198,582,976   167,868,428
LIABILITIES
 Due to (from) New England Life Insurance Company.     (114,078)    (220,746)      (62,308)     (215,262)     (192,081)
                                                   ------------  -----------   -----------  ------------  ------------
NET ASSETS........................................ $102,854,868  $79,281,630   $57,923,947  $198,367,714  $167,676,347
                                                   ============  ===========   ===========  ============  ============
NET ASSETS CONSIST OF:
 Net Assets attributable to Variable Annuity
  Contracts....................................... $ 99,965,570  $78,621,285   $56,978,431  $192,966,760  $165,528,962
 Annuity Reserves (Note 7)........................    2,889,298      660,345       945,516     5,400,954     2,147,385
                                                   ------------  -----------   -----------  ------------  ------------
  TOTAL NET ASSETS................................ $102,854,868  $79,281,630   $57,923,947  $198,367,714  $167,676,347
                                                   ============  ===========   ===========  ============  ============

                       See Notes to Financial Statements

                                NEW ENGLAND ZENITH FUND                                       METROPOLITAN SERIES FUND
--------------------------------------------------------------------------------------------  --------------------------
   U.S.                      EQUITY       VENTURE         BOND                    RESEARCH     LARGE CAP   INTERNATIONAL
GOVERNMENT    BALANCED       GROWTH        VALUE      OPPORTUNITIES  INVESTORS    MANAGERS      GROWTH         STOCK
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
-----------  -----------  ------------  ------------  ------------- -----------  -----------  -----------  -------------
$39,844,105  $96,749,258  $377,064,875  $362,219,229   $63,965,799  $14,922,004  $40,658,731  $11,348,279   $86,997,525
    207,140      121,636       923,100       917,758       184,533      102,029      177,436       60,273       254,960
    --           --            --            --            --           --           --           --            --
-----------  -----------  ------------  ------------   -----------  -----------  -----------  -----------   -----------
 40,051,245   96,870,894   377,987,975   363,136,987    64,150,332   15,024,033   40,836,167   11,408,552    87,252,485
    (43,756)    (106,070)     (412,404)     (403,248)      (70,320)     (15,732)     (43,137)     (11,603)      (97,221)
-----------  -----------  ------------  ------------   -----------  -----------  -----------  -----------   -----------
$40,007,489  $96,764,824  $377,575,571  $362,733,739   $64,080,012  $15,008,301  $40,793,030  $11,396,949   $87,155,264
===========  ===========  ============  ============   ===========  ===========  ===========  ===========   ===========
$38,849,802  $94,604,669  $372,569,817  $357,215,485   $62,031,808  $14,911,634  $40,570,624  $11,343,555   $86,246,550
  1,157,687    2,160,155     5,005,754     5,518,254     2,048,204       96,667      222,406       53,394       908,714
-----------  -----------  ------------  ------------   -----------  -----------  -----------  -----------   -----------
$40,007,489  $96,764,824  $377,575,571  $362,733,739   $64,080,012  $15,008,301  $40,793,030  $11,396,949   $87,155,264
===========  ===========  ============  ============   ===========  ===========  ===========  ===========   ===========



                 TOTAL
             ---------------
             $1,697,134,336
                  6,084,665
                    408,650
             ---------------
              1,703,627,651
                 (2,007,966)
             ---------------
             $1,701,619,685
             ===============
             $1,672,404,952
                 29,214,733
             ---------------
             $1,701,619,685
             ===============

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2000

                                                   NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                                          MONEY                    GROWTH AND                   U.S.
                          BOND INCOME    MARKET    MID CAP VALUE     INCOME      SMALL CAP   GOVERNMENT
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                          -----------  ----------- -------------  ------------  -----------  -----------
INCOME
Dividends...............  $     --     $4,184,576  $      --      $  5,278,838  $ 1,316,580  $     --
EXPENSES
Mortality, expense risk
 and administrative
 charges (Note 3).......      796,913     569,034       385,226      1,730,409    1,267,046      297,255
                          -----------  ----------  ------------   ------------  -----------  -----------
Net investment income
 (loss).................     (796,913)  3,615,542      (385,226)     3,548,429       49,534     (297,255)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   (7,675,427)     --       (10,123,288)        73,594   24,293,924   (1,734,485)
  End of period.........     (244,553)     --        (1,391,796)   (15,694,769)  26,692,427    1,803,686
                          -----------  ----------  ------------   ------------  -----------  -----------
Net change in unrealized
 appreciation
 (depreciation).........    7,430,874      --         8,731,492    (15,768,363)   2,398,503    3,538,171
Net realized gain (loss)
 on investments.........       27,066      --            74,541          3,667      (18,958)       5,460
                          -----------  ----------  ------------   ------------  -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,457,940      --         8,806,033    (15,764,696)   2,379,545    3,543,631
                          -----------  ----------  ------------   ------------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ 6,661,027  $3,615,542  $  8,420,807   $(12,216,267) $ 2,429,079  $ 3,246,376
                          ===========  ==========  ============   ============  ===========  ===========

-------
+ For the period May 1, 2000 (Commencement of Operations) through December 31, 2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.


                       See Notes to Financial Statements

                                NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------------  --------------------------
                            INTERNATIONAL
                 EQUITY        MAGNUM        VENTURE        BOND                   RESEARCH     LARGE CAP   INTERNATIONAL
 BALANCED        GROWTH       EQUITY++        VALUE     OPPORTUNITIES  INVESTORS   MANAGERS      GROWTH+       STOCK+
SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
-----------   ------------  -------------  -----------  ------------- ----------- -----------  -----------  -------------
$    36,012   $  4,408,824  $  1,230,877   $     --      $     --      $  5,794   $    10,765  $     --      $   87,979
    836,120      3,416,709       511,847     2,762,931       504,861     98,050       219,773       38,691      123,141
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
   (800,108)       992,115       719,030    (2,762,931)     (504,861)   (92,256)     (209,008)     (38,691)     (35,162)
 (4,699,658)    73,486,541    10,133,277    55,356,779    (6,573,540)   168,130       889,260      --            --
 (6,902,524)     8,563,117    (1,191,564)   84,058,988    (2,368,824)   233,969    (2,338,138)  (3,072,866)   1,629,801
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
 (2,202,866)   (64,923,424)  (11,324,841)   28,702,209     4,204,716     65,839    (3,227,398)  (3,072,866)   1,629,801
     25,204       (200,527)        4,911    (1,316,933)       60,020       (596)          (46)       9,198      474,632
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
 (2,177,662)   (65,123,951)  (11,319,930)   27,385,276     4,264,736     65,243    (3,227,444)  (3,063,668)   2,104,433
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
$(2,977,770)  $(64,131,836) $(10,600,900)  $24,622,345   $ 3,759,875   $(27,013)  $(3,436,452) $(3,102,359)  $2,069,271
===========   ============  ============   ===========   ===========   ========   ===========  ===========   ==========
                 TOTAL
              -------------
              $ 16,560,245
                13,558,006
              -------------
                 3,002,239
               133,595,107
                89,776,954
              -------------
               (43,818,153)
                  (852,361)
              -------------
               (44,670,514)
              -------------
              $(41,668,275)
              =============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 2000

                                                   NEW ENGLAND ZENITH FUND
                         --------------------------------------------------------------------------------
                                                       MID CAP     GROWTH AND                    U.S.
                         BOND INCOME   MONEY MARKET     VALUE        INCOME      SMALL CAP    GOVERNMENT
                         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                         ------------  ------------  -----------  ------------  ------------  -----------
FROM OPERATING
 ACTIVITIES
  Net investment income
   (loss)..............  $   (796,913) $  3,615,542  $  (385,226) $  3,548,429  $     49,534  $  (297,255)
  Net realized and
   unrealized gain
   (loss) on
   investments.........     7,457,940       --         8,806,033   (15,764,696)    2,379,545    3,543,631
                         ------------  ------------  -----------  ------------  ------------  -----------
   Net increase
    (decrease) in net
    assets resulting
    from operations....     6,661,027     3,615,542    8,420,807   (12,216,267)    2,429,079    3,246,376
FROM CONTRACT-RELATED
 TRANSACTIONS
  Purchase payments
   transferred from New
   England Life
   Insurance Company...    20,981,501    64,262,551   11,245,859    37,956,974    49,822,947    8,340,233
  Net transfers (to)
   from other sub-
   accounts............    (6,186,141)  (57,052,492)     973,171   (14,438,190)   24,184,686   (1,032,380)
  Net transfers to New
   England Life
   Insurance Company...    (8,889,624)  (10,741,668)  (3,494,101)  (17,948,170)  (11,620,987)  (3,973,856)
                         ------------  ------------  -----------  ------------  ------------  -----------
   Net Increase
    (decrease) in net
    assets resulting
    from contract-
    related
    transactions.......     5,905,736    (3,531,609)   8,724,929     5,570,614    62,386,646    3,333,997
                         ------------  ------------  -----------  ------------  ------------  -----------
  Net increase in net
   assets..............    12,566,763        83,933   17,145,736    (6,645,653)   64,815,725    6,580,373
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................    90,288,105    79,197,697   40,778,211   205,013,367   102,860,622   33,427,116
                         ------------  ------------  -----------  ------------  ------------  -----------
NET ASSETS, AT END OF
 THE PERIOD............  $102,854,868  $ 79,281,630  $57,923,947  $198,367,714  $167,676,347  $40,007,489
                         ============  ============  ===========  ============  ============  ===========

-------
+ For the period May 1, 2000 (Commencement of Operations) through December 31, 2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.


                       See Notes to Financial Statements

                                  NEW ENGLAND ZENITH FUND                                          METROPOLITAN SERIES FUND
 ------------------------------------------------------------------------------------------------- --------------------------
                              INTERNATIONAL
                   EQUITY        MAGNUM        VENTURE         BOND                    RESEARCH     LARGE CAP   INTERNATIONAL
   BALANCED        GROWTH       EQUITY++        VALUE      OPPORTUNITIES  INVESTORS    MANAGERS      GROWTH+       STOCK+
 SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
 -----------    ------------  -------------  ------------  ------------- -----------  -----------  -----------  -------------
 $   (800,108)  $    992,115  $    719,030   $ (2,762,931)  $  (504,861) $   (92,256) $  (209,008) $   (38,691)  $   (35,162)
   (2,177,662)   (65,123,951)  (11,319,930)    27,385,276     4,264,736       65,243   (3,227,444)  (3,063,668)    2,104,433
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
   (2,977,770)   (64,131,836)  (10,600,900)    24,622,345     3,759,875      (27,013)  (3,436,452)  (3,102,359)    2,069,271
   19,046,939    111,140,927    15,278,850     85,830,149    11,401,598    7,365,161   22,897,105   10,484,860    16,034,168
  (16,494,840)    22,908,629     1,588,988     17,371,367    (4,051,150)   2,328,944   17,030,505    4,152,400     8,716,503
  (10,943,978)   (36,849,018)  (65,542,960)   (27,249,947)   (6,863,007)    (703,591)  (1,608,417)    (137,952)   60,335,322
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
   (8,391,879)    97,200,538   (48,675,122)    75,951,569       487,441    8,990,514   38,319,193   14,499,308    85,085,993
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
  (11,369,649)    33,068,702   (59,276,022)   100,573,914     4,247,316    8,963,501   34,882,741   11,396,949    87,155,264
  108,134,473    344,506,869    59,276,022    262,159,825    59,832,696    6,044,800    5,910,289      --            --
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
 $ 96,764,824   $377,575,571  $      --      $362,733,739   $64,080,012  $15,008,301  $40,793,030  $11,396,949   $87,155,264
 ============   ============  ============   ============   ===========  ===========  ===========  ===========   ===========
                    TOTAL
                ---------------
                $    3,002,239
                   (44,670,514)
                ---------------
                   (41,668,275)
                   492,089,822
                     --
                  (146,231,954)
                ---------------
                   345,857,868
                ---------------
                   304,189,593
                 1,397,430,092
                ---------------
                $1,701,619,685
                ===============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                            BOND         MONEY       MID CAP     GROWTH AND      SMALL
                           INCOME       MARKET        VALUE        INCOME         CAP
                         SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                         -----------  -----------  -----------  ------------  ------------
FROM OPERATING
 ACTIVITIES
  Net investment income
   (loss)..............  $ 5,895,185  $ 2,204,987  $   177,017  $ 24,641,870  $   (375,509)
  Net realized and
   unrealized gain
   (loss) on
   investments.........   (6,807,900)     --          (704,618)  (12,443,605)   23,503,434
                         -----------  -----------  -----------  ------------  ------------
   Net increase
    (decrease) in net
    assets resulting
    from operations....     (912,715)   2,204,987     (527,601)   12,198,265    23,127,925
FROM CONTRACT-RELATED
 TRANSACTIONS
  Purchase payments
   transferred from New
   England Life
   Insurance Company...   39,592,895   87,153,491   11,422,989    73,643,643    19,263,023
  Net transfers (to)
   from other sub-
   accounts............   (3,435,277) (40,727,745)  (4,763,885)   17,973,384    (5,127,343)
  Net transfers to New
   England Life
   Insurance Company...   (6,081,823)  (8,373,126)  (2,637,565)   (9,888,722)   (4,635,188)
                         -----------  -----------  -----------  ------------  ------------
   Net Increase
    (decrease) in net
    assets resulting
    from contract-
    related
    transactions.......   30,075,795   38,052,621    4,021,539    81,728,305     9,500,492
                         -----------  -----------  -----------  ------------  ------------
  Net increase in net
   assets..............   29,163,080   40,257,608    3,493,938    93,926,570    32,628,417
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   61,125,025   38,940,089   37,284,273   111,086,797    70,232,205
                         -----------  -----------  -----------  ------------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $90,288,105  $79,197,697  $40,778,211  $205,013,367  $102,860,622
                         ===========  ===========  ===========  ============  ============

--------
* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.


                       See Notes to Financial Statements

   U.S.                       EQUITY     INTERNATIONAL   VENTURE         BOND                    RESEARCH
GOVERNMENT     BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES INVESTORS*    MANAGERS*
SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
-----------  ------------  ------------  ------------- ------------  ------------- -----------  -----------  --------------
$ 1,714,281  $  5,548,829  $ 39,041,590   $  (199,276) $  3,125,096   $ 4,321,934  $    9,018   $  (20,063)  $   86,084,960
 (1,882,464)  (12,066,362)   33,036,178    10,405,765    27,390,192    (3,955,023)    271,958      719,124       57,466,679
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
   (168,183)   (6,517,533)   72,077,768    10,206,489    30,515,288       366,911     280,976      699,061      143,551,639
 11,676,892    36,915,088   105,766,344    14,380,644    82,196,529    14,472,208   3,188,388    2,588,796      502,260,930
   (375,655)   (8,372,542)   28,991,618     1,583,012    13,440,194    (4,639,463)  2,724,877    2,728,825         --
 (3,080,296)   (7,725,407)  (16,083,618)   (3,417,967)  (15,932,494)   (4,936,143)   (149,441)    (106,393)     (83,048,184)
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
  8,220,941    20,817,139   118,674,344    12,545,689    79,704,229     4,896,602   5,763,824    5,211,228      419,212,747
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
  8,052,757    14,299,606   190,752,112    22,752,178   110,219,517     5,263,513   6,044,800    5,910,289      562,764,385
 25,374,358    93,834,867   153,754,757    36,523,845   151,940,308    54,569,183      --           --          834,665,707
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
$33,427,116  $108,134,473  $344,506,869   $59,276,023  $262,159,825   $59,832,696  $6,044,800   $5,910,289   $1,397,430,092
===========  ============  ============   ===========  ============   ===========  ==========   ==========   ==============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS.

  New England Variable Annuity Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on July 1, 1994 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS.

  The Account has fourteen investment sub-accounts as of December 31, 2000 each of which invests in the shares of one series of the New England Zenith Fund ("Zenith Fund") or one portfolio of the Metropolitan Series Fund ("Metropolitan Fund"). The series of the Zenith Fund and the Metropolitan Series Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund and the Metropolitan Series Fund are open-end management investment companies. The Account purchases or redeems shares of the fourteen Eligible Funds based on the amount of purchase payments invested in the Account, transfers among the sub-accounts, surrender payments, annuity payments and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISKS AND ADMINISTRATION CHARGES.

  Although variable annuity payments differ according to the investment performance of the Eligible Funds, they are not affected by mortality or expense experience because NELICO assumes the mortality and expense risks under the contracts. The mortality risk assumed by NELICO has two elements, a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk. The life annuity mortality risk results from a provision in the contract in which NELICO agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time that contracts are issued. Under deferred annuity contracts, NELICO also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of
(1) a guaranteed amount equal to the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date. The guaranteed amount in (1) above is recalculated at the specific contract anniversaries to determine whether a higher (but never a lower) guarantee will apply, based on the contract value at the time of recalculation. Death proceeds are reduced by any outstanding contract loan and, in certain states, by a premium tax charge. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative expenses provided for in the variable annuity contract may prove to be insufficient to cover the cost of those items.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED


  NELICO charges the Account for the mortality and expense risk NELICO assumes. Currently, the charges are made daily at an annual rate of 1.30% of the Account assets attributable to the American Growth Series individual variable annuity contracts (some of the American Growth Series contracts have a mortality and expense charge of 1.25%). For the American Forerunner Series, NELICO charges the Account an Asset-Based Insurance Charge as a percentage of average daily net assets of the subaccounts which varies depending on which Class and which death benefit is chosen. A maximum charge of 1.50% for the Standard Class; 1.85% for the Bonus Class (reduced by .35% after the expiration of the 9-year withdrawal charge period); 1.85% for the C Class; 1.75% for the L Class and 1.40% for the P Class (increased by 0.15% after annuitization) will be imposed. Additionally, NELICO imposed an additional 0.25% of average daily net assets on certain subaccounts for both the American Growth Series and American Forerunner Series contracts. NELICO also imposes an administration asset charge at an annual rate of .10% of the Account assets attributable to American Growth Series and an annual administration contract charge of $30 (not to exceed 2% of the total contract value) per contract against contract value in the Account for the American Growth Series, but this charge is waived for any contract year in which the contract value reaches certain amounts. For the American Forerunner Series, NELICO imposes a contract administrative fee at an annual rate of $30, per contract from each subaccount in the ratio that the contract value in the subaccounts bears to your total contract value. This charge may be waived on annuitization if contract value is more than $50,000. A premium tax charge applies to the contracts in certain states. For the American Forerunner Series, an additional charge may apply on certain Riders.

4. FEDERAL INCOME TAXES.

  For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. INVESTMENT ADVISERS.

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (previously TNE Advisers, Inc.) which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                          ADVISER                               SUB-ADVISER
        ------           -------------------------------------- ----------------------------------------
Back Bay Advisors Bond   New England Investment Management, LLC Back Bay Advisors, L.P.
Income
Back Bay Advisors Money  New England Investment Management, LLC Back Bay Advisors, L.P.
Market
Harris Oakmark Mid Cap   New England Investment Management, LLC Harris Associates L.P.
Value
Westpeak Growth and      New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Income
Loomis Sayles Small Cap  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Salomon Brothers U.S.    New England Investment Management, LLC Salomon Brothers Asset Management Inc
Government
Balanced                 New England Investment Management, LLC Wellington Management Company, LLP
Alger Equity Growth      New England Investment Management, LLC Fred Alger Management, Inc.
Davis Venture Value      New England Investment Management, LLC Davis Selected Advisers, L.P.
Salomon Brothers         New England Investment Management, LLC Salomon Brothers Asset Management Inc
Strategic Bond
Opportunities
MFS Investors            New England Investment Management, LLC Massachusetts Financial Services Company
MFS Research Managers    New England Investment Management, LLC Massachusetts Financial Services Company

  The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

  Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Effective May 1, 2001 and pursuant to a shareholders meeting in April, the investment adviser will change to be MetLife Advisers, LLC. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio. Putnam Investment Management, Inc. became the sub-investment manager on January 24, 2000. Prior to that time Santander Global Advisors, Inc. served as sub-investment manager.

6. INVESTMENT PURCHASES AND SALES.

  The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Back Bay Advisors Bond Income Series..............  $ 33,798,814 $ 28,672,221
   Back Bay Advisors Money Market Series.............   131,072,679  135,025,163
   Harris Oakmark Mid Cap Value Series...............    21,648,775   13,301,624
   Westpeak Growth and Income Series.................    61,104,548   57,211,010
   Loomis Sayles Small Cap Series....................    90,274,237   29,082,481
   Salomon Brothers U.S. Government Series...........    14,385,259   11,340,240
   Balanced Series...................................    28,316,566   37,564,587
   Alger Equity Growth Series........................   176,354,962   82,558,831
   Morgan Stanley International Magnum Equity Series.    39,483,518   28,400,620
   Davis Venture Value Series........................   130,376,379   57,094,901
   Salomon Brothers Strategic Bond Opportunities
    Series...........................................    17,645,736   17,630,800
   MFS Investors Series..............................    12,830,966    3,929,704
   MFS Research Managers.............................    45,991,878    7,869,866
   Putnam Large Cap Growth Portfolio +...............    16,666,265    2,194,044
   Putnam International Stock Portfolio +............    30,047,628    5,324,906

  --------
  +  For the period May 1, 2000 (Commencement of Operations) to December 31,
     2000.

7. ANNUITY RESERVES.

  For contracts payable on or after January 1, 1998, annuity reserves are computed according to the Annuity 2000 Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from NELICO.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED


8. INCREASES (DECREASES) IN ACCUMULATION UNITS.

  A summary of units outstanding for variable annuity contracts for the year ended December 31, 2000:

                       BOND            MONEY          MID CAP       GROWTH AND         SMALL           U.S.
                      INCOME          MARKET           VALUE          INCOME            CAP         GOVERNMENT       BALANCED
AGS                 SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
---               --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/99.......  14,185,135.5317 14,978,748.5421 16,341,180.8477 40,417,726.2362 30,704,661.1452 14,531,962.1889 44,497,204.0828
Units Purchased.   1,345,284.3817  7,415,807.0030  3,150,311.7700  4,621,044.2069  7,081,771.5490  1,589,058.2669  3,939,865.5835
Units Redeemed..   3,530,698.8768 11,438,298.8982  5,096,080.0797 11,164,727.8070  5,084,368.5327  3,965,954.6970 14,384,964.3390
                  --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/00.......  11,999,721.0366 10,956,256.6469 14,395,412.5380 33,874,042.6361 32,702,064.1615 12,155,065.7588 34,052,105.3273
                  =============== =============== =============== =============== =============== =============== ===============
Unit Value
 12/31/00.......           3.8650          2.2949          2.1202          2.8255          2.5347          1.4206         1.58310
                  =============== =============== =============== =============== =============== =============== ===============

                             EQUITY       INTERNATIONAL      VENTURE          BOND             MFS              MFS
                             GROWTH       MAGNUM EQUITY       VALUE       OPPORTUNITIES  INVESTORS SERIES RESEARCH MANAGER
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- ---------------- ----------------
Units Outstanding
 12/31/99............... 56,626,382.4624 27,369,194.8986 58,966,998.5569 30,999,990.3263  2,302,982.7788   1,846,793.2924
Units Purchased......... 10,186,534.2179  2,727,652.0450  5,345,681.1210  1,727,605.6926  2,549,470.6481   7,848,496.9274
Units Redeemed.......... 13,182,620.2110 30,096,846.9436  8,296,567.5507  7,215,431.3970  1,133,785.6288   1,461,792.7775
                         --------------- --------------- --------------- ---------------  --------------   --------------
Units Outstanding
 12/31/00............... 53,630,296.4693          0.0000 56,016,112.1272 25,512,164.6219  3,718,667.7981   8,233,497.4423
                         =============== =============== =============== ===============  ==============   ==============
Unit Value 12/31/00.....          3.1887          1.2676          3.0587          1.5269          1.0041           1.1287
                         =============== =============== =============== ===============  ==============   ==============

                      PUTNAM         PUTNAM
                    LARGE CAP     INTERNATIONAL
                   SUB-ACCOUNT     SUB-ACCOUNT
                  -------------- ---------------
Units
 Outstanding
 05/01/00.......     12,655.9364      4,246.4887
Units Purchased.  1,955,827.5035 32,995,581.9072
Units Redeemed..    223,470.6264  8,077,998.9541
                  -------------- ---------------
Units
 Outstanding
 12/31/00.......  1,745,012.8135 24,921,829.4418
                  ============== ===============
Unit Value
 12/31/00.......          0.7235          1.4940
                  ============== ===============

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED


                       BOND            MONEY          MID CAP       GROWTH AND         SMALL
                      INCOME          MARKET           VALUE          INCOME            CAP       U.S. GOVERNMENT    BALANCED
AGS 98              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
------            --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/99.......  10,828,514.0535 21,363,853.4941  6,533,739.7610 27,574,789.3153 11,468,962.5318 11,139,816.8193 21,660,900.0532
Units Purchased.   6,776,894.8140 36,970,539.5428  8,362,581.0704 14,069,735.6580 24,343,555.2720  7,796,705.0130 19,933,101.9020
Units Redeemed..   2,866,131.6011 34,538,024.6990  1,922,522.7060  5,172,575.6341  2,249,607.4083  2,879,283.9845 14,439,074.9674
                  --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/00.......  14,739,277.2664 23,796,368.3379 12,973,798.1254 36,471,949.3392 33,562,910.3955 16,057,237.8478 27,154,926.9878
                  =============== =============== =============== =============== =============== =============== ===============
Unit Value
 12/31/00.......           3.8316          2.2751          2.1121          2.8147          2.5262          1.4162          1.5782
                  =============== =============== =============== =============== =============== =============== ===============

                                                                                               MFS             MFS
                             EQUITY       INTERNATIONAL      VENTURE          BOND          INVESTORS       RESEARCH
                             GROWTH       MAGNUM EQUITY       VALUE       OPPORTUNITIES      SERIES          MANAGER
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/99............... 35,474,744.9082 14,099,019.4004 33,707,655.7372 10,479,843.9442  3,628,951.6287  3,132,604.2437
Units Purchased......... 35,287,653.6100 21,169,679.1000 40,388,180.3100  8,707,400.1527  9,882,168.2180 26,884,360.4796
Units Redeemed..........  5,781,491.0983 35,268,698.5004 11,327,159.7880  2,680,363.0340  2,274,340.2832  2,087,417.0726
                         --------------- --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/00............... 64,980,907.4199         0.00000 62,768,676.2592 16,506,881.0629 11,236,779.5635 27,929,547.6507
                         =============== =============== =============== =============== =============== ===============
Unit Value 12/31/00.....          3.1789          1.2637          3.0493          1.5222          1.0033          1.1278
                         =============== =============== =============== =============== =============== ===============

                      PUTNAM          PUTNAM
                     LARGE CAP     INTERNATIONAL
                    SUB-ACCOUNT     SUB-ACCOUNT
                  --------------- ---------------
Units
 Outstanding
 05/01/00.......     121,074.2200     28,582.3500
Units Purchased.  20,366,299.5516 35,098,058.3354
Units Redeemed..   6,474,636.7762  1,547,789.8950
                  --------------- ---------------
Units
 Outstanding
 12/31/00.......  14,012,736.9954 33,578,850.7904
                  =============== ===============
Unit Value
 12/31/00.......           0.7232          1.4867
                  =============== ===============

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                 2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                     YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on

                      NEW ENGLAND LIFE INSURANCE COMPANY
the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF NO. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for

                      NEW ENGLAND LIFE INSURANCE COMPANY
transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                         ----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $  --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $  --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $  --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $  --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF
     DECEMBER 31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320

LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029

LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383

LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                          AMERICAN GROWTH SERIES - I

                     Individual Variable Annuity Contracts
                                   Issued By
               New England Variable Annuity Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                               Boston, MA 02116
                                (617) 578-2000

                         SUPPLEMENT DATED MAY 1, 2001
                         TO THE PROSPECTUS MAY 1, 2000

  This supplement updates certain information in the prospectus dated May 1, 2000, describing individual flexible and single purchase payment variable annuity contracts (the "Contracts") funded by New England Variable Annuity Separate Account (the "Variable Account"). You should read and retain this supplement. Certain additional information about the Contracts is contained in a Statement of Additional Information ("SAI") dated May 1, 2001, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A complete prospectus dated May 1, 2000, as well as the Statement of Additional Information, may be obtained free of charge by writing to New England Securities Corporation at 399 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-365-5015.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE SEC MAINTAINS A WEBSITE THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE
ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  HIGHLIGHTS

  Condensed financial information containing the accumulation unit value history and average annual total return information appears at the end of this supplement.

  For information concerning compensation paid for the sale of Contracts, see "Distribution of the Contracts".

STATE VARIATIONS

  Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this supplement. This supplement updates certain information in the prospectus. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Home Office.


  We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Home Office or your registered representative.

                                 EXPENSE TABLE

  The purpose of the table and the examples below is to explain the various costs and expenses you will bear, directly or indirectly, as a Contract Owner. These are deducted from purchase payments, the Variable Account, or the Eligible Funds. In the examples following the table, we assume that you allocated your entire purchase payment to one Sub-account, with no transfers.

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage of pur-
     chase payments)..................................................     0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage of
     each purchase payment)...........................................     7%
    Transfer Fee(3)...................................................    $ 0
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4)..................    $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as a percentage of average daily net assets)

                                                     AMERICAN FUNDS
                                                   GROWTH SUB-ACCOUNT,
                                                      AMERICAN FUNDS
                                                      GROWTH-INCOME
                                                     SUB-ACCOUNT AND
                                                     AMERICAN FUNDS      ALL
                                                      GLOBAL SMALL      OTHER
                                                     CAPITALIZATION      SUB-
                                                       SUB-ACCOUNT     ACCOUNTS
                                                   ------------------- --------
    Mortality and Expense Risk Charge.............        1.50%         1.25%
    Administration Asset Charge...................        0.10%          .10%
                                                          -----         -----
        Total Separate Account Annual Expenses....        1.60%         1.35%

                            NEW ENGLAND ZENITH FUND

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                         OTHER         TOTAL         OTHER         TOTAL
                                       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                          MANAGEMENT    BEFORE        BEFORE         AFTER         AFTER
                             FEE*    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                          ---------- ------------- ------------- ------------- -------------
Back Bay Advisors Money
 Market Series Class A..     .35%        .06%           .41%         .06%          .41%
Back Bay Advisors Bond
 Income Series Class A..     .40%        .07%           .47%         .07%          .47%
Salomon Brothers
 Strategic Bond
 Opportunities Series
 Class A................     .65%        .13%           .78%         .13%          .78%
Salomon Brothers U.S.
 Government Series
 Class A(6)                  .55%        .16%           .71%         .15%          .70%
Balanced Series Class A.     .70%        .10%           .80%         .10%          .80%
Alger Equity Growth
 Series
 Class A................     .75%        .04%           .79%         .04%          .79%
Davis Venture Value
 Series
 Class A................     .75%        .04%           .79%         .04%          .79%
Harris Oakmark Mid Cap
 Value
 Series Class A(6)......     .75%        .21%           .96%         .15%          .90%
Loomis Sayles Small Cap
 Series Class A(6)(7)...     .90%        .06%           .96%         .06%          .96%
MFS Investors Trust
 Series Class A(6)......     .75%        .82%          1.57%         .15%          .90%
MFS Research Managers
 Series
 Class A(6).............     .75%        .50%          1.25%         .15%          .90%
Westpeak Growth and
 Income Series
 Class A(7).............     .68%        .05%           .73%         .05%          .73%

--------

* Our affiliate MetLife Advisers, LLC ("MetLife Advisers"), formerly New England Investment Management, LLC ("NEIM"), is the investment adviser for the Series of the Zenith Fund.

                        METROPOLITAN SERIES FUND, INC.

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000
 (ANTICIPATED EXPENSES FOR 2001 FOR THE JANUS GROWTH AND FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIOS)
 (AS A PERCENTAGE OF NET ASSETS)


                                                      OTHER         TOTAL         OTHER         TOTAL
                                        12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                          MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                             FEE*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                          ---------- ------------ ------------- ------------- ------------- -------------
Lehman Brothers
 Aggregate Bond Index
 Portfolio Class B(10)..     .25%        .25%         .12%           .62%         .12%           .62%
Janus Growth Portfolio
  Class B(8)(10)........     .80%        .25%         .29%          1.34%         .15%          1.20%
Janus Mid Cap Portfolio
 Class B(10)............     .66%        .25%         .04%           .95%         .04%           .95%
MetLife Mid Cap Stock
 Index Portfolio
 Class B(8)(10)(11).....     .25%        .25%         .58%          1.08%         .20%           .70%
MetLife Stock
 Index Portfolio
 Class B(10)............     .25%        .25%         .03%           .53%         .03%           .53%
Neuberger Berman
 Partners Mid Cap Value
 Portfolio
 Class B(7)(8)(10)......     .70%        .25%         .19%          1.14%         .19%          1.14%
Putnam Large Cap
 Growth Portfolio
 Class A(8)(11).........     .80%         N/A         .59%          1.39%         .20%          1.00%
Franklin Templeton Small
 Cap Growth Portfolio
 Class B(8)(10).........     .90%        .25%         .71%          1.86%         .15%          1.30%
Morgan Stanley EAFE
 Index Portfolio
 Class B(8)(10).........     .30%        .25%         .48%          1.03%         .40%           .95%
Putnam International
 Stock Portfolio
 Class A(9).............     .90%         N/A         .24%          1.14%         .24%          1.14%
Russell 2000 Index
 Portfolio
 Class B(8)(10).........     .25%        .25%         .30%           .80%         .30%           .80%
State Street Research
 Aurora Small Cap Value
 Portfolio
 Class A(8)(11).........     .85%         N/A         .49%          1.34%         .20%          1.05%
State Street Research
 Investment Trust
 Portfolio
 Class B(7)(10).........     .47%        .25%         .03%           .75%         .03%           .75%

--------

* Our affiliate MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Fund. Prior to May 1, 2001, Metropolitan Life Insurance
Company ("MetLife") served as investment manager.

                           MET INVESTORS SERIES TRUST

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (ANTICIPATED EXPENSES FOR 2001 FOR THE PIMCO TOTAL RETURN, MFS MID-CAP GROWTH, MFS RESEARCH INTERNATIONAL AND PIMCO INNOVATION PORTFOLIOS.)

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                           MANAGEMENT                    OTHER         TOTAL      MANAGEMENT       OTHER         TOTAL
                              FEE*         12B-1       EXPENSES      EXPENSES         FEE        EXPENSES      EXPENSES
                             BEFORE     DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER         AFTER
                          REIMBURSEMENT     FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                          ------------- ------------ ------------- ------------- ------------- ------------- -------------
Lord Abbett Bond
 Debenture Portfolio
 Class B(10)(12)(13)....       .60%         .25%          .10%          .95%          .60%          .10%          .95%
PIMCO Total Return
 Portfolio
 Class B(10)(12)........       .50%         .25%          .24%          .99%          .41%          .24%          .90%
MFS Mid-Cap Growth
 Portfolio
 Class B(10)(12)........       .65%         .25%          .18%         1.08%          .62%          .18%         1.05%
MFS Reasearch
 International Portfolio
 Class B(10)(12)........       .80%         .25%          .29%         1.34%          .71%          .29%         1.25%
PIMCO Innovation
 Portfolio
 Class B(10)(12)........      1.05%         .25%          .41%         1.71%          .69%          .41%         1.35%

--------
* Met Investors Advisory Corp. is the manager of the Portfolios of the Met Investors Series Trust.

                      AMERICAN FUNDS INSURANCE SERIES

OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2000

 (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                    OTHER         TOTAL         OTHER         TOTAL
                                      12B-1       EXPENSES      EXPENSES      EXPENSES      EXPENSES
                        MANAGEMENT DISTRIBUTION    BEFORE        BEFORE         AFTER         AFTER
                           FEE*        FEE      REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
                        ---------- ------------ ------------- ------------- ------------- -------------
American Funds Growth
 Fund
 Class 2(10)...........    .36%        .25%          .02%          .63%          .02%          .63%
American Funds
 Growth-Income Fund
 Class 2(10)...........    .34%        .25%          .01%          .60%          .01%          .60%
American Funds Global
 Small Capitalization
 Fund
 Class 2(10)...........    .80%        .25%          .06%         1.11%          .06%         1.11%

--------

* Capital Research and Management Company is the investment adviser of the American Fund Insurance Series.

EXAMPLES

  The purpose of the following Examples is to assist you in understanding the expenses that you would pay over time. The Examples (i) are based on the actual charges and expenses for the Variable Account and for each Eligible Fund for the fiscal year ended December 31, 2000, as stated in the Fee Table(14); and (ii) assume that current waivers and reimbursements of fund expenses will remain in effect for the periods shown (these waivers and reimbursements, however, may be terminated at any time);

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on each Eligible Fund listed below and
   2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year, 3 years and 5 years):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Back Bay Advisors Money Market............ $83.59 $106.46 $127.95 $212.13
     Back Bay Advisors Bond Income.............  84.15  108.20  131.03  218.46
     Salomon Brothers Strategic Bond
      Opportunities............................  87.03  117.14  146.83  250.52
     Salomon Brothers U.S. Government..........  86.29  114.84  142.78  242.35
     Balanced..................................  87.22  117.71  147.84  252.55
     Alger Equity Growth.......................  87.13  117.42  147.33  251.54
     Davis Venture Value.......................  87.13  117.42  147.33  251.54
     Harris Oakmark Mid Cap Value..............  88.16  120.57  152.88  262.65
     Loomis Sayles Small Cap...................  88.71  122.28  155.88  268.65
     MFS Investors Trust.......................  88.16  120.57  152.88  262.65
     MFS Research Managers.....................  88.16  120.57  152.88  262.65
     Westpeak Growth and Income................  86.57  115.70  144.30  245.42
     Lehman Brothers Aggregate Bond Index*.....  85.55  112.53  138.71  234.11
     Janus Growth*.............................  90.93  129.11  167.83  292.27
     Janus Mid Cap*............................  88.62  122.00  155.38  267.65
     MetLife Mid Cap Stock Index*..............  86.29  114.84  142.78  242.35
     MetLife Stock Index*......................  82.37  102.68  121.23  198.26
     Neuberger Berman Partners Mid Cap Value*..  90.38  127.41  164.85  286.42
     Putnam Large Cap Growth...................  89.08  123.42  157.89  272.63
     Franklin Templeton Small Cap Growth*......  91.86  131.93  172.76  301.93
     Morgan Stanley EAFE Index*................  88.62  122.00  155.38  267.65
     Putnam International Stock................  90.38  127.41  164.85  286.42
     Russell 2000 Index*.......................  87.22  117.71  147.84  252.55
     State Street Research Aurora Small Cap
      Value*...................................  89.55  124.85  160.38  277.58
     State Street Research Investment Trust*...  86.75  116.27  145.31  247.47
     Lord Abbett Bond Debenture*...............  88.62  122.00  155.38  267.65
     PIMCO Total Return*.......................  88.16  120.57  152.88  262.65
     MFS Mid-Cap Growth*.......................  89.55  124.85  160.38  277.58
     MFS Research International*...............  91.40  130.53  170.30  297.11
     PIMCO Innovation*.........................  92.32  133.35  175.21  306.72
     American Funds Growth*....................  87.97  120.00  151.87  260.64
     American Funds Growth-Income*.............  87.68  119.14  150.36  257.61
     American Funds Global Capitalization*.....  92.42  133.63  175.70  307.67

  You would pay the following expenses on a $1,000 purchase payment assuming 1) 5% annual return on each Eligible Fund listed below and
   2) that you do not surrender your Contract or that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(15):

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Back Bay Advisors Money Market............ $18.41 $56.96  $ 97.95 $212.13
     Back Bay Advisors Bond Income.............  19.01  58.79   101.03  218.46
     Salomon Brothers Strategic Bond
      Opportunities............................  22.12  68.20   116.83  250.52
     Salomon Brothers U.S. Government..........  21.32  65.78   112.78  242.35
     Balanced..................................  22.32  68.80   117.84  252.55
     Alger Equity Growth.......................  22.22  68.50   117.33  251.54
     Davis Venture Value.......................  22.22  68.50   117.33  251.54
     Harris Oakmark Mid Cap Value..............  23.33  71.82   122.88  262.65
     Loomis Sayles Small Cap...................  23.93  73.62   125.88  268.65
     MFS Investors Trust.......................  23.33  71.82   122.88  262.65
     MFS Research Managers.....................  23.33  71.82   122.88  262.65
     Westpeak Growth and Income................  21.62  66.69   114.30  245.42
     Lehman Brothers Aggregate Bond Index*.....  20.52  63.35   108.71  234.11
     Janus Growth*.............................  26.32  80.81   137.83  292.27
     Janus Mid Cap*............................  23.83  73.32   125.38  267.65
     MetLife Mid Cap Stock Index*..............  21.32  65.78   112.78  242.35
     MetLife Stock Index*......................  17.10  52.98    91.23  198.26
     Neuberger Berman Partners Mid Cap Value*..  25.73  79.02   134.85  286.42
     Putnam Large Cap Growth...................  24.33  74.82   127.89  272.63
     Franklin Templeton Small Cap Growth*......  27.32  83.78   142.76  301.93
     Morgan Stanley EAFE Index*................  23.83  73.32   125.38  267.65
     Putnam International Stock................  25.73  79.02   134.85  286.42
     Russell 2000 Index*.......................  22.32  68.80   117.84  252.55
     State Street Research Aurora Small Cap
      Value*...................................  24.83  76.32   130.38  277.58
     State Street Research Investment Trust*...  21.82  67.29   115.31  247.47
     Lord Abbett Bond Debenture*...............  23.83  73.32   125.38  267.65
     PIMCO Total Return*.......................  23.33  71.82   122.88  262.65
     MFS Mid-Cap Growth*.......................  24.83  76.32   130.38  277.58
     MFS Research International*...............  26.82  82.30   140.30  297.11
     PIMCO Innovation*.........................  27.82  85.27   145.21  306.72
     American Funds Growth*....................  23.13  71.22   121.87  260.64
     American Funds Growth-Income*.............  22.82  70.31   120.36  257.61
     American Funds Global Small
      Capitalization*..........................  27.92  85.57   145.70  307.67

--------
 * Availability of these portfolios is subject to any necessary state insurance department approval.
--------
NOTES:
(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value (or if applicable, purchase payments).
(2) The Contingent Deferred Sales Charge applies to each purchase payment and declines annually over the first seven year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment.
(3) We reserve the right to limit the number and amount of transfers and impose a transfer fee.

(4) The Administration Contract Charge is not imposed after annuitization.

(5) These charges are not imposed on the Fixed Account.

(6) MetLife Advisers (formerly NEIM) voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses which exceed a certain limit in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. The limit on expenses for these series are: .70% of average daily net assets for the Salomon Brothers U.S. Government Series; and .90% of average daily net assets for the Harris Oakmark Mid Cap Value, MFS Investors Trust and MFS Research Managers Series. MetLife Advisers may end these expense limits at any time.

(7) Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been: .95% for Loomis Sayles Small Cap Series; .70% for Westpeak Growth and Income Series; 1.01% for Neuberger Berman Partners Mid Cap Value Portfolio; and .74% for State Street Research Investment Trust Portfolio.
(8) MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, taxes, interest and other loan costs, and any unusual one-time expenses) of certain Portfolios in excess of a certain percentage of net assets until the earlier of either total net assets of the Portfolio reaching a certain amount or a certain date as follows:

               SUBSIDIZED EXPENSES
   PORTFOLIO      IN EXCESS OF     TOTAL NET ASSETS   DATE
   ---------   ------------------- ---------------- --------
    Morgan
    Stanley
     EAFE
   Index....          0.40%          $200 million    4/30/02
    Putnam
   Large Cap
   Growth...          0.20%          $100 million    4/30/02
    MetLife
    Mid Cap
     Stock
   Index*...          0.20%          $100 million    6/30/02
    Russell
     2000
   Index....          0.30%          $200 million    4/30/02

  --------

  * MetLife Advisers will continue to pay expenses of the MetLife Mid Cap Stock Index Portfolio through April 30, 2002, irrespective of the total net assets of the Portfolio.

      MetLife Advisers will pay expenses in excess of .20% of the average net assets of the State Street Research Aurora Small Cap Value Portfolio until April 30, 2002.

      Prior to November 8, 2000, MetLife (the former investment manager to the Metropolitan Series Fund, Inc.) paid all expenses in excess of .20% of average net assets of the Neuberger Berman Partners Mid Cap Value Portfolio and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until each Portfolios total assets reached $100 million or November 8, 2000, whichever came first.

      These subsidies and other prior expense reimbursement arrangements can increase the performance of the Portfolios. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund Shareholders.

      MetLife Advisers has voluntarily agreed to waive fees or pay all expenses (other than brokerage commission, taxes, interest and any extraordinary or nonrecurring expenses) for the Janus Growth and the Franklin Templeton Small Cap Growth Portfolios greater than 1.20% and 1.30%, respectively, of the average net assets through April 30, 2002. Such subsidy is subject to each Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's total operating expenses fall below the stated expense limit of 1.20% or 1.30%, respectively.

(9) Until May 1, 2000, the management fee for the Putnam International Stock Portfolio was .75%.

(10) The Metropolitan Fund, the Met Investors Series Trust and the American Funds Insurance Series have each adopted Distribution Plans under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans are described in more detail in the Eligible Funds' prospectuses.

(11) Total Expenses for the MetLife Mid Cap Stock Index, Putnam Large Cap Growth and State Street Research Aurora Small Cap Value Portfolios are annualized based on the months the Portfolios were in operation in 2000. The MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios commenced operations on July 5, 2000. The Putnam Large Cap Growth Portfolio commenced operations on May 1, 2000.

(12) Met Investors Advisory Corp. and Met Investors Series Trust have entered into an Expense Limitation Agreement whereby, for a period of at least one year from commencement of operations (February 12, 2001), the total of Management Fees and Other Expenses of Certain Portfolios will not exceed, in any year in which the Agreement is in effect, the following percentages (excluding 12b-1 fees): .70% for the Lord Abbett Bond Debenture Portfolio; .65% for the PIMCO Total Return Portfolio; .80% for the MFS Mid-Cap Growth Portfolio; 1.00% for the MFS Research International Portfolio; and 1.10% for the PIMCO Innovation Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid to the investment manager.

(13) Until January 1, 2001, the management fee for the Lord Abbett Bond Debenture Portfolio was .75%.

(14) In these examples, the average Administration Contract Charge of .05% has been used. (See (4), above.)

(15) If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (See "Contingent Deferred Sales Charge" and "Annuity Options" for more information.)
-------------------------------------------------------------------------------

                                  THE COMPANY

  We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, the District of Columbia and Puerto Rico. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principle office is One Madison Avenue, New York, NY 10010. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. Our Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                             THE VARIABLE ACCOUNT

  We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

  The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  We allocate your purchase payments to the sub-accounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected sub-accounts invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  We will allocate your purchase payments to the sub-accounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among no more than twenty Accounts (including the Fixed Account) at any one time. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

  Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same sub-adviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  You will find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

  BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series investment objective is a high level of current income consistent with protection of capital.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series investment objective is a high level of total return consistent with preservation of capital.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

  BALANCED SERIES (FORMERLY THE LOOMIS SAYLES BALANCED SERIES)

  The Balanced Series investment objective is long-term total return from a combination of capital appreciation and current income.

  ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series investment objective is long-term capital appreciation.

  DAVIS VENTURE VALUE SERIES

  The Davis Venture Value Series investment objective is growth of capital.

  HARRIS OAKMARK MID CAP VALUE SERIES (FORMERLY THE GOLDMAN SACHS MIDCAP VALUE SERIES)

  The Harris Oakmark Mid Cap Value Series investment objective is long-term capital appreciation.

  LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series investment objective is long-term capital growth from investments in common stocks or other equity securities.

  MFS INVESTORS TRUST SERIES (FORMERLY THE MFS INVESTORS SERIES)

  The MFS Investors Trust Series investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

  MFS RESEARCH MANAGERS SERIES

  The MFS Research Managers Series investment objective is long-term growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES

  The Westpeak Growth and Income Series investment objective is long-term total return through investment in equity securities.

  LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO*

  The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

  JANUS GROWTH PORTFOLIO*

  The Janus Growth Portfolio's investment objective is long-term growth of capital.

  JANUS MID CAP PORTFOLIO*

  The Janus Mid Cap Portfolio's investment objective is long-term growth of capital.

  METLIFE MID CAP STOCK INDEX PORTFOLIO*

  The MetLife Mid Cap Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index ("S&P MidCap 400 Index").

  METLIFE STOCK INDEX PORTFOLIO*

  The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

  NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO*

  The Neuberger Berman Partners Mid Cap Value Portfolio's investment objective is capital growth.

  PUTNAM LARGE CAP GROWTH PORTFOLIO

  The Putnam Large Cap Growth Portfolio's investment objective is capital appreciation.

  FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO*

  The Franklin Templeton Small Cap Growth Portfolio's investment objective is long-term capital growth.

  MORGAN STANLEY EAFE INDEX PORTFOLIO*

  The Morgan Stanley EAFE Index Portfolio's investment objective is to equal the performance of Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE Index").

  PUTNAM INTERNATIONAL STOCK PORTFOLIO

  The Putnam International Stock Portfolio's investment objective is long-term growth of capital.

  RUSSELL 2000 INDEX PORTFOLIO*

  The Russell 2000 Index Portfolio's investment objective is to equal the return of the Russell 2000 Index.

  STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO*

  The State Street Research Aurora Small Cap Value Portfolio's investment objective is high total return, consisting principally of capital appreciation.

  STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO* (FORMERLY STATE STREET RESEARCH GROWTH PORTFOLIO)

  The State Street Research Investment Trust Portfolio's investment objective is long-term growth of capital and income and moderate current income.

  LORD ABBETT BOND DEBENTURE PORTFOLIO*

  The Lord Abbett Bond Debenture Portfolio's investment objective is to provide high current income and the opportunity for capital appreciation to produce a high total return.

  PIMCO TOTAL RETURN PORTFOLIO*

  The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

  MFS MID-CAP GROWTH PORTFOLIO*

  The MFS Mid Cap Growth Portfolio's investment objective is long-term growth of capital.

  MFS RESEARCH INTERNATIONAL PORTFOLIO*

  The MFS Research International Portfolio's investment objective is capital appreciation.

  PIMCO INNOVATION PORTFOLIO*

  The PIMCO Innovation Portfolio's investment objective is to seek capital appreciation; no consideration is given to income.

  AMERICAN FUNDS GROWTH FUND*

  The American Funds Growth Fund's investment objective is to seek captial appreciation through stocks.

  AMERICAN FUNDS GROWTH-INCOME FUND*

  The American Funds Growth-Income Fund's investment objective is to seek capital appreciation and income.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND*

  The American Funds Global Small Capitalization Fund's investment objective is to seek capital appreciation through stocks.
--------
   * Availability of these Portfolios is subject to any necessary state insurance department approvals.

INVESTMENT ADVICE

  MetLife Advisers, (formerly New England Investment Management, LLC) an affiliate of the Company, serves as investment adviser for each Series of the Zenith Fund. Effective May 1, 2001, MetLife Advisers became the investment adviser to the Portfolios of the Metropolitan Fund. The chart below shows the sub-adviser of each Series and the sub-investment manager for each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its sub-advisers and is ultimately responsible for the investment performance of these Eligible Funds. Each sub-adviser and sub-investment manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

SERIES                                SUB-ADVISER
------                                -----------
Back Bay Advisors Money Market
 Series.............................  Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income
 Series.............................  Back Bay Advisors, L.P.*
Salomon Brothers Strategic Bond
 Opportunities**....................  Salomon Brothers Asset Management Inc.
Salomon Brothers U.S. Government
 Series*............................  Salomon Brothers Asset Management Inc.
Balanced Series.....................  Wellington Management Company, LLP.
Alger Equity Growth Series..........  Fred Alger Management, Inc.
Davis Venture Value Series..........  Davis Selected Advisers, L.P.***
Harris Oakmark Mid Cap Value
 Series.............................  Harris Associates L.P.
Loomis Sayles Small Cap Series......  Loomis Sayles & Company, L.P.
MFS Investors Trust Series..........  Massachusetts Financial Services Company
MFS Research Managers Series........  Massachusetts Financial Services Company
Westpeak Growth and Income Series...  Westpeak Investment Advisors, L.P.
Lehman Brothers Aggregate Bond Index
 Portfolio..........................  Metropolitan Life Insurance Company****
Janus Growth Portfolio..............  Janus Capital Corporation
Janus Mid Cap Portfolio.............  Janus Capital Corporation
MetLife Mid Cap Stock Index
 Portfolio..........................  Metropolitan Life Insurance Company****
MetLife Stock Index Portfolio.......  Metropolitan Life Insurance Company****
Neuberger Berman Partners Mid Cap
 Value Portfolio....................  Neuberger Berman Management Inc.
Putnam Large Cap Growth Portfolio...  Putnam Investment Management, LLC
Franklin Templeton Small Cap Growth
 Portfolio..........................  Franklin Advisers, Inc.
Morgan Stanley EAFE Index Portfolio.  Metropolitan Life Insurance Company****
Putnam International Stock
 Portfolio..........................  Putnam Investment Management, LLC+
Russell 2000 Index Portfolio........  Metropolitan Life Insurance Company****
State Street Research Aurora Small
 Cap Value Portfolio................  State Street Research & Management Company
State Street Research Investment
 Trust Portfolio....................  State Street Research & Management Company

--------

    * CDC IXIS Asset Management North America, L.P. ("CDC IXIS") the parent of Back Bay Advisors, L.P. has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay in the near future. MetLife Advisers will be hiring a new sub-adviser for the Series. Affected Contract Owners will receive further information when a new sub-adviser is hired.

   ** The Salomon Brothers Strategic Bond Opportunities Series also receives certain investment subadvisory services from Salomon Brothers Asset Management Limited, a London based affiliate of Salomon Brothers Asset Management Inc.

  *** Davis Selected Advisers may delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

 **** Metropolitan Life Insurance Company became the sub-investment manager for the Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company served as the investment manager.

    + Putnam Investment Management, LLC became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time Santander Global Advisors, Inc. served as sub-investment manager.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Harris Oakmark Mid Cap Value Series, Loomis Sayles Small Cap Series, Westpeak Growth and Income Series, NEIM (now MetLife Advisers) became the adviser on May 1, 1995. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998 when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000.

  For more information regarding the investment adviser and the sub-adviser of the Zenith Fund Series or the sub-investment manager of the Metropolitan Series Fund Portfolios, see the Zenith Fund or the Metropolitan Series Fund prospectuses attached at the end of this prospectus and their Statements of Additional Information.

  Met Investors Advisory Corp (formerly known as Security First Investment Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Met Investors Series Trust Portfolios. Lord, Abbett & Co. is the Adviser to the Lord Abbett Bond Debenture Portfolio. Pacific Investment Management Company LLC is the Adviser to the PIMCO Total Return Portfolio. Massachusetts Financial Services Company is the Adviser to the MFS Mid-Cap Growth and MFS Research International Portfolios. PIMCO Equity Advisors, a division of PIMCO Advisors, L.P., is the Advisor to the PIMCO Innovation Portfolio. For more information regarding the manager or adviser of the Met Investors Series Trust Portfolios, see the Met Investors Series Trust prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Capital Research and Management Company is the investment adviser for the American Funds Insurance Series Funds. For more information about the investment adviser, see the American Funds Insurance Series prospectus attached at the end of this prospectus and its Statement of Additional Information.

  You can also get information about the Zenith Fund, Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

  An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to the Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. Some Eligible Funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities Corporation ("New England Securities") may also receive brokerage commissions on securities transactions initiated by an investment adviser.

SHARE CLASSES OF THE ELIGIBLE FUNDS

  The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract.

  .  For the Zenith Fund, we offer Class A shares only;

  . For the Metropolitan Fund, we offer Class A shares of Putnam Large Cap Growth, Putnam International Stock and State Street Research Aurora Small Cap Value Portfolios; and Class B shares of Lehman Brothers Aggregate Bond Index, Janus Growth, Janus Mid Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Neuberger Berman Partners Mid Cap Value, Franklin Templeton Small Cap Growth, Morgan Stanley EAFE Index, Russell 2000 Index and State Street Research Investment Trust Portfolios;

  .  For the Met Investors Series Trust, we offer Class B shares only; and

  .  For the American Funds Insurance Series, we offer Class 2 shares only.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close sub-accounts to allocation of purchase payments or Contract Value, or both, at any time in our sole discretion.

MARKET TIMING

  Certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

CHARGES

  Add this information to the Administration Charges, Contingent Deferred Sales Charge and Other Deductions Section.

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Eligible Fund operating expenses are shown on page A-2 through A-4.

  Add this information to the Mortality and Expense Risk Charge Section.

  We deduct a Mortality and Expense Risk Charge from the Variable Account. The charge is at an annual rate of 1.50% of the daily net assets of the American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account, and 1.25% of the daily net assets of each other sub-account. We compute and deduct this charge on a daily basis from the assets in each sub-account. This charge is for the guaranteed annuity rates (so that your annuity payments will not be affected by the mortality rate of others), death benefit, and guarantee of Administration charges, regardless of actual expenses incurred. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include, but are not limited to, issuing Contracts, maintaining records, making and maintaining sub-accounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and dollar cost averaging. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

  If the Mortality and Expense Risk Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

REQUESTS AND ELECTIONS

Add this information to the Requests and Elections Section.

  We do not currently offer Internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

  Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

    1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans");

    2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

    3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under
  Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997;

    4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

    5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In particular, the Contract is not intended for use with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans. The Company may make the Contract available for use with Section 401(k) plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Status--Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of Federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this prospectus, Qualified Contracts are Contracts that fund Qualified Plans, TSA Plans, IRAs, SEPs and SARSEPs, SIMPLE IRAs, Roth IRAs, Section 457 Plans, and Governmental Plans. Purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

TAXATION OF THE COMPANY

  We are taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from us, and its operations form a part of us, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing Federal income tax law, we believe that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, we do not anticipate that it will incur any Federal income tax liability attributable to the Variable Account and, therefore, we do not intend to make provisions for any such taxes. However, if changes in the Federal tax laws or interpretations thereof result in our being taxed on income or gains attributable to the Variable Account, then we may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACT

  We believe that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in a Contract's Account Value will not be taxable until amounts are received from the Contract, either in the form of Annuity payments or in some other form. In order to be subject to annuity contract treatment for tax purposes, the Contract must meet the following Code requirements:

  Diversification. Section 817(h) of the Code requires that with respect to
  ----------------
Non-Qualified Contracts, the investments of the Funds must be "adequately diversified" in accordance with Treasury regulations in order for the

Contracts to qualify as annuity contracts under Federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  Owner Control. In some circumstances, owners of variable annuity contracts
  --------------
may be considered the owners, for Federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for
  -----------------------
federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for Federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general.
  -----------
We believe that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to a Contract owned by a natural person.

  Investment in the Contract. The "investment in the contract" generally
  ---------------------------
equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  Surrenders. In the case of a surrender under a Qualified Contract, including
  -----------
Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."

  Annuity Payments. Although the tax consequences may vary depending on the
  -----------------
annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax adviser regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified
  ------------
Contract, there may be imposed a Federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the
  -----------------------------------
Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of
  -----------------------------------------------------
ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are
  -------------------
issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise.

  Tax Treatment of Loans. The tax and ERISA rules relating to participant
  -----------------------
loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. We strongly recommend that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  Contract loans are available to participants under TSA Plans (not subject to ERISA) and to trustees of Qualified Plans. See "Loan Provisions for Certain Tax Benefited Retirement Plans". We require repayment of the principal amount and interest on the loan in equal monthly installments under our repayment procedures. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code.

  Under current practice, if a Contract loan installment repayment is not made, we may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan. If there is a default on the Contract loan, we may make a full or partial surrender in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). (The loan application defines a default on the loan and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) For TSA Plans that are not subject to ERISA, the current actual distribution will be limited to pre-1989 money unless you are age 59 1/2 or otherwise comply with the legal requirements for permitted distributions under the TSA contract. If these limitations do not apply (i.e. you are under the age of 59 1/2 or no pre-1989 money is in your contract) we will report the amount of the unpaid installment repayment or default as a deemed distribution for tax purposes, but will postpone an actual distribution from the Contract until the earliest distribution date permitted under the law. We will not accept an installment repayment of less than the amount billed. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The trustee of a Qualified Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, we will report the default to the IRS as a taxable distribution under the Contract.

  The Internal Revenue Service issued regulations that require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t). However, a deemed distribution under
Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Section 401(a) and certain other employer-sponsored qualified plans. YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement. The terms of this agreement must comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. The plan loan agreement may differ from your Contract loan provisions and, if you are a participant in a Qualified Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

  The ERISA regulations have requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations. It is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by a portion of the Contract Value which is held in the Company's general account. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

QUALIFIED CONTRACTS

  The Contract is designed for use with certain retirement plans that qualify for Federal tax benefits. The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances.

  We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract under applicable Federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

  Statutory limitations on contributions to retirement plans that qualify for Federal tax benefits may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions may be tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

  TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information about all the applicable limitations, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the Contract. However, these payments may be subject to FICA (Social Security) and Medicare taxes.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

  IRAS, SEPS, SARSEPS, SIMPLE IRAS AND ROTH IRAS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to a spousal IRA is $2,000. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, for 2001 the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $33,000 and $43,000 for an individual, between $53,000 and $63,000 for the covered spouse of a married couple filing jointly, between $150,000 and $160,000 for the non-covered spouse of a married couple filing jointly, and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs, SARSEPs and SIMPLE IRAs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $170,000 for 2001) or $35,000. The maximum salary reduction contribution currently permitted to a SIMPLE IRA is $6,500. In addition, an employer may make a matching contribution to a SIMPLE IRA, typically of 2% or 3% of the compensation (as limited by the Code) of the employee. For more information concerning the contributions to IRAs, SEPs, SARSEPs, and SIMPLE IRAs you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of a "lump sum" distribution (as defined in the Code) from a Qualified Plan.

  ROTH IRAS

  Eligible individuals can contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. The maximum purchase payment which may be contributed each year to a Roth IRA is the lesser of $2,000 or 100 percent of includible compensation. A spousal Roth IRA is available if the taxpayer and spouse file a joint return. The maximum purchase payment that a taxpayer may make to a spousal Roth IRA is $2,000. Except in the case of a rollover or a transfer, no more than $2,000 can be contributed in aggregate to all IRAs and Roth IRAs of either spouse during any tax year. The Roth IRA contribution may be limited to less than $2,000 depending on the taxpayer's modified adjusted gross income ("AGI"). The maximum contribution begins to phase out if the taxpayer is single and the taxpayer's AGI is more than $95,000 or if the taxpayer is married and files a joint tax return and the taxpayer's AGI is more than $150,000. The taxpayer may not contribute to a Roth IRA if the taxpayer's AGI is over $110,000 (if the taxpayer is single), $160,000 (if the taxpayer is married and files a joint tax return), or $10,000 (if the taxpayer is married and files separate tax returns).You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

  SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $8,500 for 2001. The amounts so deferred (including earnings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/her Beneficiary. With respect to a Section 457 Plan for a nonprofit organization other than a governmental entity, (i) once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer and (ii) the employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The Plans may permit participants to specify the form of investment for their deferred compensation accounts. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

  QUALIFIED PLANS

  Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

  The Contract includes a Death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The Death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

(ii) Distributions from the Contract

  MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  Distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to mandatory withholding by the plan or payor at the rate of 20%. An eligible rollover distribution is the taxable portion of any distribution from a Qualified Plan or a TSA Plan, except for certain distributions such as distributions required by the Code or in a specified annuity form. After December 31, 1998 permissible hardship withdrawals from TSA and 401(k) plans are no longer treated as an "eligible rollover distribution." Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  QUALIFIED PLANS, TSA PLANS, IRAS, SEPS, SARSEPS, SIMPLE IRAS, ROTH IRAS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP, SIMPLE IRA or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment in the Contract," a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, SEPs, SARSEPs and SIMPLE IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. Additional exceptions may apply in specified circumstances. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over a period not extending beyond the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  For TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under
Section 403(b) of the Code may be made.

  For a SIMPLE IRA, the 10% penalty tax described above is increased to 25% with respect to withdrawals made during the first two years of participation. For Roth IRAs, distributions representing amounts attributable to contributions to a Roth IRA which has been established for five years or more are generally not taxed.

  Except under a Roth IRA, annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Qualified Plan or a Governmental Plan, if the Annuitant is not a "five-percent owner" as defined in the Code, these distributions must begin by the later of the date determined by the preceding sentence or April 1 of the year following the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. We currently waive the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant's only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. Rules regarding required minimum distributions apply to IRAs (including SEP, SARSEPs and SIMPLEs), Qualified Plans, TSA Plans and Governmental Plans. Roth IRAs under Section 408A do not require distributions at any time prior to the Contract Owner's death. A penalty tax of up to 50% of the amount which should have been distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount.

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.

  SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or the year of retirement, and meet other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs, SIMPLE IRAs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus. An exception to these rules provides that if the beneficiary is other than the Annuitant's spouse, distribution must be completed within 15 years of death, regardless of the beneficiary's actual life expectancy.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. We are required to withhold taxes from certain distributions under certain qualified contracts.

POSSIBLE CHANGES IN TAXATION

  Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the Federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, we may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. We will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same Federal income tax treatment as the initial purchase payment under the Contract; we will not accept an additional purchase payment under a Contract if the Federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                      DISTRIBUTION OF THE CONTRACTS

  We have entered into a distribution agreement with New England Securities for the distribution and sale of the Contracts. Pursuant to this agreement, New England Securities serves as principal underwriter for the Contracts. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly owned subsidiary of the Company, is located at 399 Boylston Street, Boston, Massachusetts 02116. New England Securities is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

  New England Securities offers the Contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

  We pay sales commissions for the sale of the Contracts. Sales commissions may vary, but are expected not to exceed 8% of purchase payments. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. We pay compensation either as a percentage of purchase payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or in some cases, a combination of both. All or a portion of commissions may be returned if the Contract is not continued through the first Contract year.

  New England Securities may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Contracts. Under these agreements, the commissions paid to the broker-dealer on behalf of the registered representative are not expected to exceed those described above; selling firms may retain a portion of commissions.

  New England Securities does not retain any override as distributor for the Contracts. However, New England Securities' operating and other expenses are paid for by the Company. Also, New England Securities or an affiliate may receive 12b-1 fees from certain Eligible Funds.

  Because registered representatives of New England Securities are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contract Owners or the Variable Account.

                    INVESTMENT PERFORMANCE INFORMATION

  We may present illustrations for a hypothetical Contract assuming monthly transfers from one sub-account to designated other sub-accounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

                           ACCUMULATION UNIT VALUES

  Financial statements for the New England Variable Annuity Separate Account and New England Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 399 Boylston Street, Boston, Massachusetts 02116 or telephoning 1-800-356-5015. Set forth below are accumulation unit values for Sub-accounts of the New England Variable Annuity Separate Account Variable Account.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                                                  NUMBER OF
                                                                 ACCUMULATION
                                    ACCUMULATION                    UNITS
                                    UNIT VALUE AT ACCUMULATION  OUTSTANDING AT
                                    BEGINNING OF  UNIT VALUE AT END OF PERIOD
                                       PERIOD     END OF PERIOD (IN THOUSANDS)
                                    ------------- ------------- --------------
Money Market Sub-Account
 04/19/95* to 12/31/95.............   1.834830      1.889065         2,759
 01/01/96 to 12/31/96..............   1.889065      1.959126         9,258
 01/01/97 to 12/31/97..............   1.959126      2.036045         8,797
 01/01/98 to 12/31/98..............   2.036045      2.114493        14,711
 01/01/99 to 12/31/99..............   2.114493      2.189734        14,979
 01/01/00 to 12/31/00..............   2.189734      2.294889        10,956
Bond Income Sub-Account
 04/19/95* to 12/31/95.............   2.700549      3.037039         1,299
 01/01/96 to 12/31/96..............   3.037039      3.134109         4,588
 01/01/97 to 12/31/97..............   3.134109      3.428788         7,595
 01/01/98 to 12/31/98..............   3.428788      3.688741        14,529
 01/01/99 to 12/31/99..............   3.688741      3.622325        14,185
 01/01/00 to 12/31/00..............   3.622325      3.865022        12,000

Strategic Bond Opportunities Sub-
 Account
 04/19/95* to 12/31/95.............   1.031165      1.158823         1,975
 01/01/96 to 12/31/96..............   1.158823      1.307292        11,146
 01/01/97 to 12/31/97..............   1.307292      1.432601        23,303
 01/01/98 to 12/31/98..............   1.432601      1.442191        34,842
 01/01/99 to 12/31/99..............   1.442191      1.443394        30,999
 01/01/00 to 12/31/00..............   1.443394      1.526867        25,512

U.S. Government Sub-Account
 04/19/95* to 12/31/95.............   1.046872      1.139109         2,122
 01/01/96 to 12/31/96..............   1.139109      1.160957         5,512
 01/01/97 to 12/31/97..............   1.160957      1.242399         8,346
 01/01/98 to 12/31/98..............   1.242399      1.318989        15,795
 01/01/99 to 12/31/99..............   1.318989      1.303556        14,531
 01/01/00 to 12/31/00..............   1.303556      1.420573        12,155

Balanced Sub-Account
 04/19/95* to 12/31/95.............   1.073645      1.227281         3,848
 01/01/96 to 12/31/96..............   1.227281      1.415482        17,356
 01/01/97 to 12/31/97..............   1.415482      1.622453        33,627
 01/01/98 to 12/31/98..............   1.622453      1.746518        49,657
 01/01/99 to 12/31/99..............   1.746518      1.635868        44,498
 01/01/00 to 12/31/00..............   1.635868      1.583103        34,052

Equity Growth Sub-Account
 04/19/95* to 12/31/95.............   1.091430      1.402375         3,908
 01/01/96 to 12/31/96..............   1.402375      1.565675        18,547
 01/01/97 to 12/31/97..............   1.565675      1.940577        32,284
 01/01/98 to 12/31/98..............   1.940577      2.829403        49,761
 01/01/99 to 12/31/99..............   2.829403      3.744249        56,626
 01/01/00 to 12/31/00..............   3.744249      3.188694        53,630

--------

*Date on which the Sub-account first became available.

                                                                  NUMBER OF
                                                                 ACCUMULATION
                                    ACCUMULATION                    UNITS
                                    UNIT VALUE AT ACCUMULATION  OUTSTANDING AT
                                    BEGINNING OF  UNIT VALUE AT END OF PERIOD
                                       PERIOD     END OF PERIOD (IN THOUSANDS)
                                    ------------- ------------- --------------
Venture Value Sub-Account
 04/19/95* to 12/31/95.............   1.071598      1.323183         3,798
 01/01/96 to 12/31/96..............   1.323183      1.642613        17,783
 01/01/97 to 12/31/97..............   1.642613      2.163463        39,083
 01/01/98 to 12/31/98..............   2.163463      2.442138        57,831
 01/01/99 to 12/31/99..............   2.442138      2.831476        58,967
 01/01/00 to 12/31/00..............   2.831476      3.058670        56,016

Mid Cap Value Sub-Account
 04/19/95* to 12/31/95.............   1.201698      1.438865         2,010
 01/01/96 to 12/31/96..............   1.438865      1.669358         9,083
 01/01/97 to 12/31/97..............   1.669358      1.932280        15,872
 01/01/98 to 04/30/98..............   1.932280      2.198781        17,610
 05/01/98 to 12/31/98..............   2.203999      1.802285        19,212
 01/01/99 to 12/31/99..............   1.802285      1.784358        16,342
 01/01/00 to 12/31/00..............   1.784358      2.120229        14,395

Small Cap Sub-Account
 04/19/95* to 12/31/95.............   1.010468      1.219226         2,427
 01/01/96 to 12/31/96..............   1.219226      1.571807         9,083
 01/01/97 to 12/31/97..............   1.571807      1.936137        26,450
 01/01/98 to 12/31/98..............   1.936137      1.877786        35,171
 01/01/99 to 12/31/99..............   1.877786      2.440858        30,705
 01/01/00 to 12/31/00..............   2.440858      2.534666        12,155

MFS Investors Trust Sub-Account
 07/01/99* to 12/31/99.............   1.025647      1.019236         2,303
 01/01/00 to 12/31/00..............   1.019236      1.004142         3,719
MFS Research Managers Sub-Account
 07/01/99* to 12/31/99.............   1.058573      1.187199         1,847
 01/01/00 to 12/31/00..............   1.187199      1.128742         8,233
Growth and Income Sub-Account
 04/19/95* to 12/31/95.............   1.193057      1.485762         2,885
 01/01/96 to 12/31/96..............   1.485762      1.730922         9,527
 01/01/97 to 12/31/97..............   1.730922      2.279329        18,638
 01/01/98 to 12/31/98..............   2.279329      2.798615        35,465
 01/01/99 to 12/31/99..............   2.798615      3.019311        40,407
 01/01/00 to 12/31/00..............   3.019311      2.825493        33,874

Putnam Large Cap Growth Sub-Ac-
 count*
 05/01/00 to 12/31/00..............   1.000000      .7234825         1,745
Putnam International Stock Sub-Ac-
 count**
(previously the Morgan Stanley In-
 ternational Magnum Equity
 Sub-Account)
 04/19/95* to 12/31/95.............   1.034539      1.073005         2,973
 01/01/96 to 12/31/96..............   1.073005      1.129151        12,898
 01/01/97 to 12/31/97..............   1.129151      1.099535        22,065
 01/01/98 to 12/31/98..............   1.099535      1.163698        29,222
 01/01/99 to 12/31/99..............   1.163698      1.430688        27,369
 01/01/00 to 12/31/00..............   1.430688      1.493953        24,922

--------

 *Date on which the Sub-account first became available.
**On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract.

                                  PREMIUM TAX

  Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

               CONTRACTS USED WITH TAX
JURISDICTION   QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
------------   -------------------------- -------------------
California                0.50%                  2.35%
Maine                       --                   2.00%
Nevada                      --                   3.50%
Puerto Rico               1.00%                  1.00%
South Dakota                --                   1.25%
West Virginia             1.00%                  1.00%
Wyoming                     --                   1.00%

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                           AMERICAN GROWTH SERIES-I
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                 ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY
                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)
                                  MAY 1, 2001

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2000, as supplemented May 1, 2001 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.

VA-222-01

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3

Services Relating to the Variable Account.................................  II-3

Performance Comparisons...................................................  II-3

Calculation of Performance Data...........................................  II-4

Net Investment Factor..................................................... II-32

Annuity Payments.......................................................... II-32

Hypothetical Illustrations of Annuity Income Payouts...................... II-34

Historical Illustrations of Annuity Income Payouts........................ II-38

The Fixed Account......................................................... II-42

Experts................................................................... II-43

Legal Matters............................................................. II-43

Appendix A................................................................ II-44

Financial Statements......................................................   F-1

                                  THE COMPANY

  New England Life Insurance Company ("The Company") is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.

                   SERVICES RELATING TO THE VARIABLE ACCOUNT

  The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts.

  Auditors. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, conducts an annual audit of the Company's and Variable Account's financial statements.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), an indirect subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement with the Company. The Contracts are offered continuously and may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities as well as by the Company's life insurance agents and insurance brokers who are registered representatives of New England Securities. The Company pays commissions, none of which are retained by New England Securities, in connection with sales of the Contracts. For the years ended December 31, 1998, 1999 and 2000 the Company paid commissions in the amount of $10,931,428.85, $2,464,897.40 and $1,186,615.39 respectively.

                            PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement of Additional Information. In particular, some or all of these publications may publish their own rankings or performance reviews including the Account or the Eligible Funds. References to or reprints of such articles may be used in promotional literature. Such literature may refer to personnel of the advisers and/or subadvisers who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Contracts and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA

                          AVERAGE ANNUAL TOTAL RETURN

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the sub-accounts, the New England Zenith Fund (the "Zenith Fund"), the Metropolitan Fund, the Met Investors Series Trust and the American Variable Insurance Series during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July 1994. The Contracts were not available before April 10, 1995. The following Series of New England Zenith Fund ("Zenith Fund") commenced operations as follows: Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series, August 26, 1983; Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series, October 31, 1994; Harris Oakmark Mid Cap Value Series (formerly Goldman Sachs Midcap Value Series), April 30, 1993; Loomis Sayles Small Cap Series, May 2, 1994; MFS Investors Trust Series and MFS Research Managers Series, April 30, 1999; and Westpeak Growth and Income Series, April 30, 1993. The following Portfolios of Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") commenced operations as follows: Lehman Brothers Aggregate Bond Index Portfolio, November 9, 1998; Janus Mid Cap Portfolio, March 3, 1997; MetLife Stock Index Portfolio, May 1, 1990; Neuberger Berman Partners Mid Cap Value Portfolio, November 9, 1998; Putnam Large Cap Growth Portfolio, May 1, 2000; Morgan Stanley EAFE Index Portfolio, November 9, 1998; Putnam International Stock Portfolio, October 31, 1994 (on December 1, 2000, Putnam Stock Portfolio was substituted for Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract; Morgan Stanley International Magnum Equity Series commenced operations on October 31, 1994; performance figures for dates on or before December 1, 2000 reflect performance of Morgan Stanley International Magnum Equity Series); Russell 2000 Index Portfolio, November 9, 1998; and State Street Research Investment Trust Portfolio, June 24, 1983 (performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available). The following Portfolio of Met Investors Series Trust ("Met Investors Series") commenced operations as follows: Lord Abbett Bond Debenture Portfolio, May 1, 1996. The following Funds of American Funds Insurance Series ("American Funds") commenced operations as follows: American Funds Growth Fund and American Funds Growth-Income Fund, February 8, 1984; and American Funds Global Small Capitalization Fund, April 30, 1998.

  We base calculations of average annual total return on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. For purposes of this calculation, the maximum Administration Contract Charge of $30 is deducted, although the actual charge will be the lesser of 2% of Contract Value and $30 (and may be waived for certain large Contracts). Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 2000 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 2000 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 2000. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.

  Sub-account average annual total return, which is calculated in accordance with the SEC standardized formula, uses the inception date of the sub-account through which the Eligible Fund shown is available. Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund shown, and therefore may reflect periods prior to the availability of the corresponding sub-account under the Contract. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

                    SUB-ACCOUNT AVERAGE ANNUAL TOTAL RETURN

  For purchase payment allocated to the Back Bay Advisors Money Market Sub-
Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -3.69%
      5 Years...........................................................   0.65%
      Since Inception of the Sub-Account................................   0.75%

  For purchase payment allocated to the Back Bay Advisors Bond Income Sub-
Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -1.90%
      5 Years...........................................................   1.71%
      Since Inception of the Sub-Account................................   3.53%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -2.77%
      5 Years...........................................................   2.60%
      Since Inception of the Sub-Account................................   4.33%

  For purchase payment allocated to the Salomon Brothers U.S. Government Sub-
Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................   0.25%
      5 Years...........................................................   1.20%
      Since Inception of the Sub-Account................................   2.39%

  For purchase payment allocated to the Balanced Sub-Account*

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -11.29%
      5 Years...........................................................   2.31%
      Since Inception of the Sub-Account................................   4.41%

  For purchase payment allocated to the Alger Equity Growth Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -22.27%
      5 Years...........................................................  15.48%
      Since Inception of the Sub-Account................................  18.67%

  For purchase payment allocated to the Davis Venture Value Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -0.65%
      5 Years...........................................................  15.92%
      Since Inception of the Sub-Account................................  18.15%

  For purchase payment allocated to the Harris Oakmark Mid Cap Value Sub-
Account**

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................   9.82%
      5 Years...........................................................   5.09%
      Since Inception of the Sub-Account................................   7.92%

--------
* Wellington Management Company, LLP became the sub-adviser on May 1, 2000. Prior to that time, Loomis Sayles & Company, LLP served as sub-adviser.
** Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as sub-adviser.

  For purchase payment allocated to the Loomis Sayles Small Cap Sub-Account

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year........................................................... -4.60%
      5 Years.......................................................... 13.33%
      Since Inception of the Sub-Account............................... 15.28%

  For purchase payment allocated to the MFS Investors Trust Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -9.64%
      Since Inception of the Sub-Account................................  -7.76%

  For purchase payment allocated to the MFS Research Managers Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -12.90%
      Since Inception of the Sub-Account................................  -1.91%

  For purchase payment allocated to the Westpeak Growth and Income Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -14.31%
      5 Years...........................................................  11.29%
      Since Inception of the Sub-Account................................  14.23%

  For purchase payment allocated to the Putnam Large Cap Growth Sub-Account

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      Since Inception of the Sub-Account................................ -46.00%

  For purchase payment allocated to the Putnam International Stock Sub-
Account***
  (previously the Morgan Stanley International Magnum Equity Sub-Account)

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -19.02%
      5 Years...........................................................   0.11%
      Since Inception of the Sub-Account................................ -21.22%

--------

***On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager. Values for periods prior to December 1, 2000 represent the performance of the Morgan Stanley International Magnum Equity Series.

                FUND TOTAL RETURN ADJUSTED FOR CONTRACT CHARGES
                                 (NON-STANDARD)

  For purchase payment allocated to the Back Bay Advisors Money Market Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -3.69%
      5 Years...........................................................   0.65%
      10 years..........................................................   0.59%
      Since Inception of the Fund.......................................   2.57%

  For purchase payment allocated to the Back Bay Advisors Bond Income Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -1.90%
      5 Years...........................................................   1.71%
      10 years..........................................................   4.88%
      Since Inception of the Fund.......................................   6.31%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -2.77%
      5 Years...........................................................   2.60%
      Since Inception of the Fund.......................................   4.44%

  For purchase payment allocated to the Salomon Brothers U.S. Government Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................   0.25%
      5 years...........................................................   1.20%
      Since Inception of the Fund.......................................   3.00%

  For purchase payment allocated to the Balanced Series*

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -11.29%
      5 Years...........................................................   2.31%
      Since Inception of the Fund.......................................   5.31%

  For purchase payment allocated to the Alger Equity Growth Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -22.27%
      5 Years...........................................................  15.48%
      Since Inception of the Fund.......................................  18.82%

  For purchase payment allocated to the Davis Venture Value Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -0.65%
      5 Years...........................................................  15.92%
      Since Inception of the Fund.......................................  17.91%

--------

 * Wellington Management Company, LLP became the sub-adviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as sub-adviser.

  For purchase payment allocated to the Harris Oakmark Mid Cap Value Series*

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................   9.82%
      5 Years...........................................................   5.09%
      Since Inception of the Fund.......................................   8.07%

  For purchase payment allocated to the Loomis Sayles Small Cap Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -4.60%
      5 Years...........................................................  13.33%
      Since Inception of the Fund.......................................  12.70%

  For purchase payment allocated to the MFS Investors Trust Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -9.64%
      Since Inception of the Fund.......................................  -5.85%

  For purchase payment allocated to the MFS Research Managers Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -12.90%
      Since Inception of the Fund.......................................   1.52%

  For purchase payment allocated to the Westpeak Growth and Income Series

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -14.31%
      5 Years...........................................................  11.29%
      Since Inception of the Fund.......................................  12.50%

  For purchase payment allocated to the Lehman Brothers Aggregate Bond Index
Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................   0.91%
      Since Inception of the Fund.......................................  -1.64%

  For purchase payment allocated to the Janus Mid Cap Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -38.82%
      Since Inception of the Fund.......................................  25.12%

  For purchase payment allocated to the MetLife Stock Index Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -18.44%
      5 Years...........................................................  13.70%
      10 Years..........................................................  13.35%
      Since Inception of the Fund.......................................  12.35%

--------

* Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as sub-adviser.

  For purchase payment allocated to the Neuberger Berman Partners Mid Cap Value Portfolio

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------
      1 Year........................................................... 17.18%
      Since Inception of the Fund...................................... 18.58%

  For purchase payment allocated to the Putnam Large Cap Growth Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      Since Inception of the Fund....................................... -46.00%


  For purchase payment allocated to the Morgan Stanley EAFE Index Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -23.17%
      Since Inception of the Fund.......................................   0.40%

  For purchase payment allocated to the Putnam International Stock Portfolio*

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -19.02%
      5 Years...........................................................   0.11%
      Since Inception of the Fund.......................................   0.47%

  For purchase payment allocated to the Russell 2000 Index Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -13.21%
      Since Inception of the Fund.......................................   4.10%

  For purchase payment allocated to the State Street Research Investment Trust Portfolio

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -15.49%
      5 Years...........................................................  13.22%
      10 Years..........................................................  13.60%
      Since Inception of the Fund.......................................  10.94%

  For purchase payment allocated to the Lord Abbett Bond Debenture Portfolio**

                          PERIOD ENDING DECEMBER 31, 2000
                          -------------------------------

      1 Year........................................................... -8.99%
      Since Inception of the Fund......................................  3.44%

--------

* On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc., served as sub-investment manager. Values for periods prior to December 1, 2000 represent the performance of the Morgan Stanley International Magnum Equity Series.

** The performance shown for the Lord Abbett Bond Debenture Portfolio's Class
   B shares is the performance of the Portfolio's predecessor fund (Bond Debenture Portfolio, a series of Cova Series Trust), whose assets were transferred to the Portfolio on February 12, 2001. The performance shown for the predecessor fund has been adjusted to reflect Class B's .25% 12b-1 fee.

  For purchase payment allocated to the American Funds Growth Fund

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -5.57%
      5 Years...........................................................  22.31%
      10 Years..........................................................  18.48%
      Since Inception of the Fund.......................................  15.37%


  For purchase payment allocated to the American Funds Growth-Income Fund

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................  -2.33%
      5 Years...........................................................  11.69%
      10 Years..........................................................  11.77%
      Since Inception of the Fund.......................................  11.86%


  For purchase payment allocated to the American Funds Global Small Capitalization Fund

                           PERIOD ENDING DECEMBER 31, 2000
                           -------------------------------
      1 Year............................................................ -25.12%
      Since Inception of the Fund.......................................  14.47%

--------



  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 2000 for the sub-account investing in the Back Bay Advisors Bond Income Series based on the assumptions used above. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Series in the first year. The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The illustration assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                          UNIT   CONTRACT SURRENDER ANNUAL TOTAL
   DATE                         UNITS    VALUE    VALUE     VALUE      RETURN
   ----                        -------- -------- -------- --------- ------------
   December 31, 1996.......... 319.6953 3.134109 1,001.96   947.86     -5.21%
   December 31, 1997.......... 310.9466 3.428788 1,066.17 1,018.19      0.91%
   December 31, 1998.......... 302.8133 3.688741 1,117.00 1,077.00      2.50%
   December 31, 1999.......... 294.5318 3.622325 1,066.89 1,038.08      0.94%
   December 31, 2000.......... 286.7694 3.865022 1,108.37 1,088.42      1.71%

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: (i) for the following Series of the Zenith Fund: September 1, 1983 for Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series; November 1, 1994 for Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series; May 1, 1993 for Harris Oakmark Mid Cap Value Series; June 1, 1994 for Loomis Sayles Small Cap Series; May 1, 1999 for MFS Investors Trust Series and MFS Research Managers; and May 1, 1993 for Westpeak Growth and Income Series; (ii) for the following Portfolios of the Metropolitan Series Fund: December 1, 1998 for Lehman Brothers Aggregate Bond Index Portfolio; April 1, 1997 for Janus Mid Cap Portfolio; May 1, 1990 for MetLife Stock Index Portfolio; December 1, 1998 for Neuberger Berman Partners Mid Cap Value Portfolio; May 1, 2000 for Putnam Large Cap Growth Portfolio; December 1, 1998 for Morgan Stanley EAFE Index Portfolio; November 1, 1994 for Putnam International Stock Portfolio (performance figures for dates on or before December 1, 2000 reflect performance of Morgan Stanley International Magnum Equity Series); December 1, 1998 for Russell 2000 Index Portfolio; and July 1, 1983 for State Street Research Investment Trust Portfolio (performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available); (iii) for the following Portfolios of Met Investors Series: May 1, 1996 for Lord Abbett Bond Debenture Portfolio; and
(iv) for the following Funds of the American Funds: March 1, 1984 for American Funds Growth Fund and American Funds Growth-Income Fund; and May 1, 1998 for American Funds Global Small Capitalization Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted on surrender.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted on surrender.

                    $10,000 SINGLE PURCHASE PAYMENT CONTRACT
                               INVESTMENT RESULTS

                               CONTRACT VALUE(1)

                                           SALOMON
                   BACK BAY   BACK BAY    BROTHERS     SALOMON                                       HARRIS     LOOMIS
                   ADVISORS   ADVISORS    STRATEGIC    BROTHERS                ALGER      DAVIS     OAKMARK     SAYLES
                    MONEY       BOND        BOND         U.S.                  EQUITY    VENTURE    MID CAP     SMALL
                    MARKET     INCOME   OPPORTUNITIES GOVERNMENT BALANCED(2)   GROWTH     VALUE     VALUE(3)     CAP
                  ---------- ---------- ------------- ---------- ----------- ---------- ---------- ---------- ----------
As of December 31:
 1983............ $10,258.59 $10,339.37
 1984............  11,175.34  11,453.64
 1985............  11,905.86  13,388.01
 1986............  12,514.94  15,137.25
 1987............  13,122.50  15,242.29
 1988............  13,889.20  16,265.40
 1989............  14,941.00  17,990.50
 1990............  15,916.76  19,151.95
 1991............  16,648.66  22,256.25
 1992............  17,018.47  23,722.98
 1993............  17,259.12  26,326.49                                                            $11,370.39
 1994............  17,674.12  25,071.19  $ 9,838.87   $10,038.07 $ 9,968.28  $ 9,695.00 $ 9,628.96  11,157.06 $ 9,590.97
 1995............  18,401.19  29,948.07   11,557.83    11,360.92  12,242.06   14,193.96  13,201.25  14,313.48  12,156.37
 1996............  19,053.28  30,873.63   13,008.06    11,548.68  14,087.95   15,815.91  16,356.09  16,574.48  15,637.59
 1997............  19,770.95  33,745.26   14,224.45    12,328.54  16,117.11   19,572.63  21,511.41  19,149.94  19,225.09
 1998............  20,502.34  36,272.33   14,289.07    13,058.43  17,317.95   28,501.23  24,249.91  17,837.19  18,619.12
 1999............  21,201.50  35,588.76   14,270.63    12,875.72  16,191.16   37,682.20  28,083.48  17,631.72  24,161.33
 2000............  22,189.14  37,942.45   15,065.06    14,000.73  15,639.35   32,063.97  30,306.51  20,916.99  25,060.99
                                         WESTPEAK
                     MFS        MFS       GROWTH
                  INVESTORS   RESEARCH     AND
                    TRUST     MANAGERS    INCOME
                  ---------- ---------- ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............                       $11,321.11
 1994............                        11,004.57
 1995............                        14,780.39
 1996............                        17,185.98
 1997............                        22,593.88
 1998............                        27,709.41
 1999............ $10,192.36 $11,871.99  29,864.28
 2000............  10,011.73  11,260.40  27,918.90

                                                                                         STATE    NEUBERGER
                                             LEHMAN                                      STREET    BERMAN      LORD
                     PUTNAM                 BROTHERS   METLIFE     MORGAN               RESEARCH   PARTNERS    ABBETT
                  INTERNATIONAL JANUS MID  AGGREGATE    STOCK     STANLEY    RUSSELL   INVESTMENT  MID CAP      BOND
                    STOCK(4)       CAP     BOND INDEX   INDEX    EAFE INDEX 2000 INDEX   TRUST      VALUE    DEBENTURE
                  ------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
As of December 31:
 1983............                                                                      $ 9,651.32
 1984............                                                                        9,518.16
 1985............                                                                       12,593.67
 1986............                                                                       13,637.60
 1987............                                                                       14,359.55
 1988............                                                                       15,597.96
 1989............                                                                       20,256.36
 1990............                                     $10,081.98                        18,834.58
 1991............                                      12,845.24                        24,626.51
 1992............                                      13,545.65                        27,003.06
 1993............                                      14,576.72                        30,370.70
 1994............  $10,237.83                          14,482.13                        28,891.96
 1995............   10,698.65                          19,474.69                        37,818.00
 1996............   11,227.90                          23,471.72                        45,429.53            $11,178.41
 1997............   10,904.04   $12,654.77             30,484.43                        57,370.39             12,688.77
 1998............   11,508.95    17,046.24 $10,003.32  38,435.98 $10,543.09 $10,575.23  72,338.47 $10,720.47  13,237.80
 1999............   14,116.24    37,336.22   9,680.84  45,666.19  12,921.72  12,733.22  84,304.08  12,399.24  13,444.67
 2000............   12,477.17    25,248.87  10,586.91  40,714.18  10,851.01  12,032.51  77,810.20  15,588.67  13,308.60
                               AMERICAN     AMERICAN
                   AMERICAN     FUNDS     FUNDS GLOBAL
                     FUNDS     GROWTH-        SMALL
                    GROWTH      INCOME    CAPITALIZATION
                  ----------- ---------- ---------------
As of December 31:
 1983............
 1984............ $ 10,042.12 $10,740.56
 1985............   11,804.69  14,435.22
 1986............   15,070.31  17,271.53
 1987............   15,958.24  17,022.09
 1988............   17,912.58  19,067.71
 1989............   23,021.82  23,425.49
 1990............   21,567.64  22,359.19
 1991............   28,174.39  27,183.59
 1992............   30,600.01  28,756.56
 1993............   34,898.51  31,654.93
 1994............   34,395.93  31,680.81
 1995............   44,951.82  41,315.80
 1996............   49,980.80  48,107.55
 1997............   63,806.85  59,398.83
 1998............   84,885.84  68,997.84   $10,137.74
 1999............  131,343.10  75,474.55    19,043.95
 2000............  135,016.61  80,154.49    15,621.75

                   PUTNAM
                  LARGE CAP
                  ---------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1997............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............
 1995............
 1996............
 1997............
 1998............
 1999............
 2000............ $7,234.82

                               SURRENDER VALUE(1)

                                           SALOMON
                   BACK BAY   BACK BAY    BROTHERS     SALOMON                                       HARRIS     LOOMIS
                   ADVISORS   ADVISORS    STRATEGIC    BROTHERS                ALGER      DAVIS     OAKMARK     SAYLES      MFS
                    MONEY       BOND        BOND         U.S.                  EQUITY    VENTURE    MID CAP     SMALL    INVESTORS
                    MARKET     INCOME   OPPORTUNITIES GOVERNMENT BALANCED(2)   GROWTH     VALUE     VALUE(3)     CAP       TRUST
                  ---------- ---------- ------------- ---------- ----------- ---------- ---------- ---------- ---------- ---------
As of December 31:
 1983............ $ 9,600.49 $ 9,675.61
 1984............  10,565.34  10,843.64
 1985............  11,395.86  12,878.01
 1986............  12,104.94  14,727.29
 1987............  12,812.50  14,932.29
 1988............  13,679.20  16,055.40
 1989............  14,831.00  17,880.50
 1990............  15,906.76  19,141.95
 1991............  16,638.66  22,246.25
 1992............  17,008.47  23,712.98
 1993............  17,249.12  26,316.49                                                            $10,650.39
 1994............  17,664.12  25,061.19  $ 9,215.15   $ 9,400.41 $ 9,335.50  $ 9,081.35 $ 9,019.93  10,537.06 $ 8,972.10
 1995............  18,391.19  29,938.07   10,952.83    10,755.92  11,637.06   13,588.96  12,596.25  13,793.48  11,538.87
 1996............  19,043.28  30,863.63   12,503.06    11,043.68  13,582.95   15,310.91  15,851.09  16,154.48  15,120.09
 1997............  19,760.95  33,735.26   14,219.45    11,923.54  15,712.11   19,167.63  21,106.41  18,829.94  18,807.59
 1998............  20,492.34  36,262.33   13,984.07    12,753.43  17,012.95   28,196.23  23,944.51  17,617.09  18,301.62
 1999............  21,191.50  35,578.76   14,065.63    12,670.72  15,986.16   37,477.20  27,878.48  17,511.72  23,943.83 $9,528.89
 2000............  22,179.14  37,932.45   14,960.06    13,895.73  15,534.35   31,958.97  30,201.51  20,896.99  24,943.49  9,451.73
                              WESTPEAK
                     MFS       GROWTH      PUTNAM
                   RESEARCH     AND     INTERNATIONAL JANUS MID
                   MANAGERS    INCOME     STOCK(4)       CAP
                  ---------- ---------- ------------- ----------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............            $10,601.11
 1994............             10,389.62  $ 9,586.18
 1995............             14,260.39   10,112.28
 1996............             16,765.98   10,722.90
 1997............             22,273.88   10,507.54   $11,929.77
 1998............             27,489.41   11,203.95    16,421.24
 1999............ $11,151.99  29,744.28   13,911.24    36,811.22
 2000............  10,640.40  27,898.80   12,372.19    24,823.87

                                                                           NEUBERGER
                    LEHMAN                                    STATE STREET   BERMAN      LORD                AMERICAN
                   BROTHERS   METLIFE     MORGAN                RESEARCH    PARTNERS    ABBETT    AMERICAN    FUNDS
                  AGGREGATE    STOCK     STANLEY    RUSSELL    INVESTMENT   MID CAP      BOND      FUNDS     GROWTH-
                  BOND INDEX   INDEX    EAFE INDEX 2000 INDEX    TRUST       VALUE    DEBENTURE    GROWTH     INCOME
                  ---------- ---------- ---------- ---------- ------------ ---------- ---------- ---------- ----------
As of December 31:
 1983............                                              $ 9,030.73
 1984............                                                8,985.10                        $ 9,381.67 $10,031.22
 1985............                                               12,078.67                         11,177.19  13,807.72
 1986............                                               13,222.60                         14,542.81  16,744.03
 1987............                                               14,044.55                         15,530.74  16,594.59
 1988............                                               15,382.96                         17,585.08  18,740.21
 1989............                                               20,141.36                         22,794.32  23,197.99
 1990............            $ 9,426.24                         18,819.58                         21,440.14  22,231.69
 1991............             12,225.24                         24,611.51                         28,146.89  27,156.09
 1992............             13,025.65                         26,988.06                         30,572.51  28,729.06
 1993............             14,156.72                         30,355.70                         34,871.01  31,627.43
 1994............             14,162.13                         28,876.96                         34,368.43  31,653.31
 1995............             19,254.69                         37,803.00                         44,924.32  41,288.30
 1996............             23,351.72                         45,414.53             $10,458.41  49,953.30  48,080.05
 1997............             30,464.43                         57,355.39              12,068.77  63,779.35  59,371.33
 1998............ $ 9,370.58  38,415.98 $ 9,872.58 $ 9,902.47   72,323.47  $10,035.03  12,717.80  84,858.34  68,970.34
 1999............   9,155.90  45,646.19  12,319.22  12,130.72   84,289.08   11,774.24  13,024.67 131,315.60  75,447.05
 2000............  10,106.95  40,694.18  10,359.16  11,530.01   77,795.20   15,083.67  12,988.60 134,989.11  80,126.99
                     AMERICAN
                   FUNDS GLOBAL    PUTNAM
                       SMALL      LARGE CAP
                   CAPITALIZATION  GROWTH
                  --------------- ---------
As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............
 1995............
 1996............
 1997............
 1998............   $ 9,478.10
 1999............    18,423.95
 2000............    15,101.75    $6,778.39

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                                               SALOMON
                          BACK BAY BACK BAY   BROTHERS     SALOMON                                 HARRIS
                          ADVISORS ADVISORS   STRATEGIC    BROTHERS              ALGER    DAVIS   OAKMARK
                           MONEY     BOND       BOND         U.S.                EQUITY  VENTURE  MID CAP
                           MARKET   INCOME  OPPORTUNITIES GOVERNMENT BALANCED(2) GROWTH   VALUE   VALUE(3)
                          -------- -------- ------------- ---------- ----------- ------  -------  --------
As of December 31:
 1983...................     2.59%    3.39%
 1984...................     8.94    10.78
 1985...................     6.54    16.89
 1986...................     5.12    13.07
 1987...................     4.85     0.69
 1988...................     5.84     6.71
 1989...................     7.57    10.61
 1990...................     6.53     6.46
 1991...................     4.60    16.21
 1992...................     2.22     6.59
 1993...................     1.41    10.97                                                          13.70%
 1994...................     2.40    -4.77      -1.61%       0.38%      -0.32%    -3.05%  -3.71%    -1.88
 1995...................     4.11    19.45      17.47       13.18       22.81     46.40   37.10     28.29
 1996...................     3.54     3.09      12.55        1.65       15.08     11.43   23.90     15.80
 1997...................     3.77     9.30       9.35        6.75       14.40     23.75   31.52     15.54
 1998...................     3.70     7.49       0.45        5.92        7.45     45.62   12.73     -6.86
 1999...................     3.41    -1.88      -0.13       -1.40       -6.51     32.21   15.81     -1.15
 2000...................     4.66     6.61       5.57        8.74        3.41     14.91    7.92     18.63
Cumulative Return.......   121.89   279.42      50.65       40.01       56.39    220.64  203.07    109.17
Annual Effective Rate of
 Return.................     4.71     8.00       6.87        5.61        7.52     20.81   19.71     10.10

                                                                                                    LEHMAN
                     LOOMIS                                WESTPEAK                                BROTHERS              MORGAN
                     SAYLES                        MFS      GROWTH      PUTNAM                     AGGREGATE  METLIFE   STANLEY
                     SMALL      MFS INVESTORS   RESEARCH     AND     INTERNATIONAL                   BOND      STOCK      EAFE
                      CAP           TRUST       MANAGERS    INCOME     STOCK(4)     JANUS MID CAP    INDEX     INDEX     INDEX
                  ------------ --------------- ----------- --------  ------------- --------------- --------- ---------- --------
As of Decem-
 ber 31:
1983............
1984............
1985............
1986............
1987............
1988............
1989............
1990............                                                                                                  0.82%
1991............                                                                                                 27.41
1992............                                                                                                  5.45
1993............                                              13.21%                                              7.61
1994............      -4.09%                                  -2.80       2.38%                                  -0.65
1995............      26.75                                   34.31       4.50                                   34.47
1996............      28.64                                   16.28       4.95                                   20.52
1997............      22.94                                   31.47      -2.88          26.55%                   29.88
1998............      -3.15                                   22.64       5.55          34.70         0.07%      26.08      5.46%
1999............      29.77          1.92%        18.72%       7.78      22.65         119.03        -3.28       18.81     22.65
2000............       3.72          1.77          5.15        6.51     -11.61         -32.37         9.36      -10.84    -16.03
Cumulative Re-
 turn...........     150.61          0.12         12.60      179.19      24.77         152.49         5.87      307.14      8.51
Annual Effective
 Rate of Re-
 turn...........      14.78          0.07          7.37       14.33       3.66          27.36         2.78       14.07      4.00
                  STATE STREET                                                        AMERICAN
                    RESEARCH      NEUBERGER    LORD ABBETT AMERICAN    AMERICAN     FUNDS GLOBAL    PUTNAM   DOW JONES  S&P 500
                   INVESTMENT  BERMAN PARTNERS    BOND      FUNDS    FUNDS GROWTH-      SMALL      LARGE CAP INDUSTRIAL  STOCK
                     TRUST      MID CAP VALUE   DEBENTURE   GROWTH      INCOME      CAPITALIZATION  GROWTH   AVERAGE(5) INDEX(6)
                  ------------ --------------- ----------- --------  ------------- --------------- --------- ---------- --------
As of Decem-
 ber 31:
1983............      -3.49%                                                                                      5.11%     1.79%
1984............      -1.38                                    0.42%      7.41%                                   1.35      6.27
1985............      32.31                                   17.55      34.40                                   33.62     31.73
1986............       8.29                                   27.66      19.65                                   27.25     18.66
1987............       5.29                                    5.89      -1.44                                    5.55      5.25
1988............       8.62                                   12.25      12.02                                   16.21     16.61
1989............      29.87                                   28.52      22.85                                   32.24     31.69
1990............      -7.02                                   -6.32      -4.55                                   -0.54     -3.10
1991............      30.75                                   30.63      21.58                                   24.25     30.47
1992............       9.65                                    8.61       5.79                                    7.40      7.62
1993............      12.47                                   14.05      10.08                                   16.97     10.08
1994............      -4.87                                   -1.44       0.08                                    5.02      1.32
1995............      30.89                                   30.69      30.41                                   36.94     37.58
1996............      20.13                       11.78%      11.19      16.44                                   28.91     22.96
1997............      26.28                       13.51       27.66      23.47                                   24.91     33.36
1998............      26.09          7.20%         4.33       33.04      16.16           1.38%                   18.14     28.52
1999............      16.54         15.47         -1.56       54.73       9.39          87.85                    27.21     21.04
2000............      -7.70         25.93          1.01        2.80       6.20         -17.97       -27.65%      -4.51     -9.11
Cumulative Re-
 turn...........     678.10         55.89         33.09    1,250.17     701.54          56.22       -27.65    1,414.13  1,223.41
Annual Effective
 Rate of Re-
 turn...........      12.44         23.03          6.31       16.66      13.11          18.19       -38.38       16.97     16.97
                  RUSSELL 2000
                     INDEX
                  ------------
As of Decem-
 ber 31:
1983............
1984............
1985............
1986............
1987............
1988............
1989............
1990............
1991............
1992............
1993............
1994............
1995............
1996............
1997............
1998............       5.79%
1999............      20.49
2000............      -5.50
Cumulative Re-
 turn...........      20.33
Annual Effective
 Rate of Re-
 turn...........       9.29
                     LEHMAN
                  INTERMEDIATE
                  GOVERNMENT/
                   CORPORATE   CONSUMER
                      BOND      PRICE
                    INDEX(7)   INDEX(8)
                  ------------ --------
As of Decem-
 ber 31:
1983............       4.51%     1.07%
1984............      14.37      3.95
1985............      18.06      3.77
1986............      13.13      1.13
1987............       3.66      4.41
1988............       6.67      4.42
1989............      12.77      4.65
1990............       9.16      6.11
1991............      14.62      3.06
1992............       7.17      2.90
1993............       8.79      2.75
1994............      -1.93      2.67
1995............      15.33      2.54
1996............       4.05      3.32
1997............       7.87      1.83
1998............       8.44      1.61
1999............      -2.15      2.68
2000............      10.12      3.39
Cumulative Re-
 turn...........     341.86     73.65
Annual Effective
 Rate of Re-
 turn...........       8.95      3.24

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                                               SALOMON                                                      HARRIS  LOOMIS
                     BACK BAY    BACK BAY      BROTHERS                                   ALGER    DAVIS   OAKMARK  SAYLES
                     ADVISORS    ADVISORS   STRATEGIC BOND SALOMON BROTHERS              EQUITY   VENTURE  MID CAP   SMALL
                   MONEY MARKET BOND INCOME OPPORTUNITIES  U.S. GOVERNMENT  BALANCED(2)  GROWTH    VALUE   VALUE(3)   CAP
                   ------------ ----------- -------------- ---------------- ----------- --------- -------  -------- -------
As of Decem-
 ber 31:
 1983............      -4.00%      -3.24%
 1984............      10.05       12.07
 1985............       7.86       18.76
 1986............       6.22       14.36
 1987............       5.85        1.39
 1988............       6.76        7.52
 1989............       8.42       11.37
 1990............       7.25        7.05
 1991............       4.60       16.22
 1992............       2.22        6.59
 1993............       1.41       10.98                                                                      6.50%
 1994............       2.41       -4.77         -7.85%          -6.00%        -6.64%     -9.19%   -9.80%    -1.06  -10.28%
 1995............       4.12       19.46         18.86           14.42         24.65      49.64    39.65     30.90   28.61
 1996............       3.55        3.09         14.15            2.68         16.72      12.67    25.84     17.12   31.04
 1997............       3.77        9.30         10.53            7.97         15.68      25.19    33.15     16.56   24.39
 1998............       3.70        7.49          1.19            6.96          8.28      47.10    13.45     -6.44   -2.69
 1999............       3.41       -1.89          0.58           -0.65         -6.04      32.92    16.43     -0.60   30.83
 2000............       4.66        6.62          6.36            9.67          2.83      14.72     8.33     19.33    4.17
Cumulative Re-
 turn............     121.79      279.32         49.60           38.96         55.34     219.59   202.02    108.97  149.43
Annual Effective
 Rate of Return..       4.70        8.00          6.75            5.48          7.41      20.74    19.64     10.09   14.70
                                                                                         LEHMAN
                                               WESTPEAK                                 BROTHERS            MORGAN
                       MFS          MFS         GROWTH          PUTNAM                  AGGREGATE METLIFE  STANLEY  RUSSELL
                    INVESTORS    RESEARCH        AND        INTERNATIONAL    JANUS MID    BOND     STOCK     EAFE    2000
                      TRUST      MANAGERS       INCOME         STOCK(4)         CAP       INDEX    INDEX    INDEX    INDEX
                   ------------ ----------- -------------- ---------------- ----------- --------- -------  -------- -------
As of Decem-
 ber 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............                                                                                  -5.74%
 1991............                                                                                  29.69
 1992............                                                                                   6.55
 1993............                                 6.01%                                             8.68
 1994............                                -1.99           -4.14%                             0.04
 1995............                                37.26            5.49                             35.96
 1996............                                17.57            6.04                             21.28
 1997............                                32.85           -2.01          19.3%              30.46
 1998............                                23.42            6.63         37.65      -6.26%   26.10     -1.24%  -0.94%
 1999............      -4.71%      11.52%         8.20           24.16        124.17      -2.35    18.82     24.88   22.60
 2000............      -0.81       -4.59          6.20          -11.06        -32.56      10.39   -10.85    -15.91   -4.95
Cumulative Re-
 turn............      -5.48        6.40        178.99           23.72        148.24       1.07   306.94      3.59   15.30
Annual Effective
 Rate of Return..      -3.32        3.79         14.32            3.51         26.79       0.51    14.06      1.71    7.08

                   STATE STREET                                          AMERICAN    AMERICAN     PUTNAM
                     RESEARCH      NEUBERGER                   AMERICAN   FUNDS    FUNDS GLOBAL   LARGE   DOW JONES  S&P 500
                    INVESTMENT  BERMAN PARTNERS  LORD ABBETT    FUNDS    GROWTH-       SMALL       CAP    INDUSTRIAL  STOCK
                      TRUST      MID CAP VALUE  BOND DEBENTURE  GROWTH    INCOME   CAPITALIZATION GROWTH  AVERAGE(5) INDEX(6)
                   ------------ --------------- -------------- --------  -------- --------------- ------  ---------- --------
As of Decem-
 ber 31:
 1983............      -9.69%                                                                                  5.11%     1.79%
 1984............      -0.51                                       6.18%    0.31%                              1.35      6.27
 1985............      34.43                                      19.14    37.65                              33.62     31.73
 1986............       9.47                                      30.11    21.27                              27.25     18.66
 1987............       6.22                                       6.79    -0.89                               5.55      5.25
 1988............       9.53                                      13.23    12.93                              16.21     16.61
 1989............      30.93                                      29.62    23.79                              32.24     31.69
 1990............      -6.56                                      -5.94    -4.17                              -0.54     -3.10
 1991............      30.78                                      31.28    22.15                              24.25     30.47
 1992............       9.66                                       8.62     5.79                               7.40      7.62
 1993............      12.48                                      14.06    10.09                              16.97     10.08
 1994............      -4.87                                      -1.44     0.08                               5.02      1.32
 1995............      30.91                                      30.71    30.44                              36.94     37.58
 1996............      20.13                         4.58%        11.19    16.45                              28.91     22.96
 1997............      26.29                        15.40         27.68    23.48                              24.91     33.36
 1998............      26.10          0.35%          5.38         33.05    16.17       -5.22%                 18.14     28.52
 1999............      16.54         17.33           2.41         54.75     9.39       94.38                  27.21     21.04
 2000............      -7.70         28.11          -0.28          2.80     6.20      -18.03      -32.22%     -4.51     -9.11
Cumulative Re-
 turn............     677.95         50.84          29.89      1,249.89   701.27       51.02      -32.22   1,414.13  1,223.41
Annual Effective
 Rate of Return..      12.44         21.15           5.76         16.66    13.11       16.70      -44.10      16.97     16.07
                      LEHMAN
                   INTERMEDIATE
                   GOVERNMENT/
                    CORPORATE   CONSUMER
                       BOND      PRICE
                     INDEX(7)   INDEX(8)
                   ------------ --------
As of Decem-
 ber 31:
 1983............       4.51%     1.07%
 1984............      14.37      3.95
 1985............      18.06      3.77
 1986............      13.13      1.13
 1987............       3.66      4.41
 1988............       6.67      4.42
 1989............      12.77      4.65
 1990............       9.16      6.11
 1991............      14.62      3.06
 1992............       7.17      2.90
 1993............       8.79      2.75
 1994............      -1.93      2.67
 1995............      15.33      2.54
 1996............       4.05      3.32
 1997............       7.87      1.83
 1998............       8.44      1.61
 1999............      -2.15      2.68
 2000............      10.12      3.39
Cumulative Re-
 turn............     341.86     73.65
Annual Effective
 Rate of Return..       8.95      3.24

--------
NOTES:

(1) The Contract Values, surrender values, and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Values are net of all deductions and expenses other than any applicable Contingent Deferred Sales Charge or premium tax charge. Each surrender value equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge, but does not reflect a deduction for the premium tax charge. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.") 1983 figures for Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series are from September 1, 1983 through December 31, 1983; 1994 figures for Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series are from November 1, 1994 through December 31, 1994; 1993 figures for Harris Oakmark Mid Cap Value are from May 1, 1993 through December 31, 1993; 1994 figures for Loomis Sayles Small Cap Series are from June 1, 1994 through December 31, 1994; 1999 figures for MFS Investors Trust Series and MFS Research Managers are from May 1, 1999 through December 31, 1999; 1993 figures for Westpeak Growth and Income Series are from May 1, 1993 through December 31, 1993; 1998 figures for Lehman Brothers Aggregate Bond Index Portfolio are from December 1, 1998 through December 31, 1998; 1997 figures for Janus Mid Cap Portfolio are from April 1, 1997 through December 31, 1997; 1990 figures for MetLife Stock Index Portfolio are from May 1, 1990 through December 31, 1990; 1998 figures for Neuberger Berman Partners Mid Cap Value Portfolio are from December 1, 1998 through December 31, 1998; 2000 figures for Putnam Large Cap Growth Portfolio are from May 1, 2000 through December 31, 2000; 1998 figures for Morgan Stanley EAFE Index Portfolio are from December 1, 1998 through December 31, 1998; 1994 figures for Putnam International Stock Portfolio are from November 1, 1994 through December 31, 1994 (see footnote 4); 1998 figures for Russell 2000 Index Portfolio are from December 1, 1998 through December 31, 1998; and 1983 figures for State Street Research Investment Trust Portfolio are from July 1, 1983 through December 31, 1983; 1996 figures for Lord Abbett Bond Debenture Portfolio are from May 1, 1996 through December 31, 1996; and 1984 figures for American Funds Growth Fund and American Funds Growth-Income Fund are from March 1, 1984 through December 31, 1984; and 1998 figures for American Funds Global Small Capitalization Fund are from May 1, 1998 through December 31, 1998.
(2) Wellington Management Company, LLP became the subadviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as subadviser.
(3) Harris Associates L.P. became the subadviser on May 1, 2000. Prior to that time, other entities served as subadviser.
(4) On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.
(5) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(6) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(7) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.
(8) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $250 monthly investment under a Contract in each of the Eligible Funds if purchase payments had been made on the first day of each month starting with
(i) for the following Series of the Zenith Fund: September 1, 1983 for Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series; November 1, 1994 for Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, Balanced Series, Alger Equity Growth Series and Davis Venture Value Series; May 1, 1993 for Harris Oakmark Mid Cap Value Series; June 1, 1994 for Loomis Sayles Small Cap Series; May 1, 1999 for MFS Investors Trust Series and MFS Research Managers; and May 1, 1993 for Westpeak Growth and Income Series; (ii) for the following Portfolios of the Metropolitan Series Fund: December 1, 1998 for Lehman Brothers Aggregate Bond Index Portfolio; April 1, 1997 for Janus Mid Cap Portfolio; May 1, 1990 for MetLife Stock Index Portfolio; December 1, 1998 for Neuberger Berman Partners Mid Cap Value Portfolio; May 1, 2000 for Putnam Large Cap Growth Portfolio; December 1, 1998 for Morgan Stanley EAFE Index Portfolio; November 1, 1994 for Putnam International Stock Portfolio (performance figures for dates on or before December 1, 2000 reflect performance of Morgan Stanley International Magnum Equity Series); December 1, 1998 for Russell 2000 Index Portfolio; and July 1, 1983 for State Street Research Investment Trust Portfolio (performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available); (iii) for the following Portfolio of Met Investors Series: May 1, 1996 for Lord Abbett Bond Debenture Portfolio; and (iv) for the following Funds of the American Funds: March 1, 1984 for American Funds Growth Fund and American Funds Growth-Income Fund; and May 1, 1998 for American Funds Global Small Capitalization Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary to reflect the $30 Administration Contract Charge, in the same manner as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 2000. The annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the Contract Value or surrender value on the ending date of the illustration.

                              INVESTMENT RESULTS

                                                                         CONTRACT VALUE
                   ------------------------------------------------------------------------------------------------------------
                                                            SALOMON     SALOMON
                    CUMU-   BACK BAY    BACK BAY    CUMU-   BROTHERS    BROTHERS                                         CUMU-
                   LATIVE   ADVISORS    ADVISORS   LATIVE     BOND        U.S.                    ALGER       DAVIS     LATIVE
                    PAY-     MONEY        BOND      PAY-     OPPOR-     GOVERN-                   EQUITY     VENTURE     PAY-
                    MENTS    MARKET      INCOME     MENTS   TUNITIES      MENT     BALANCED(1)    GROWTH      VALUE      MENTS
                   ------- ----------  ----------  ------- ----------  ----------  -----------  ----------  ----------  -------
 As of December 31:
 1983............  $ 1,000 $ 1,016.10  $ 1,012.82
 1984............    4,000   4,230.31    4,349.17
 1985............    7,000   7,594.48    8,365.14
 1986............   10,000  11,052.43   12,621.63
 1987............   13,000  14,672.07   15,732.03
 1988............   16,000  18,635.16   19,860.86
 1989............   19,000  23,179.99   25,137.16
 1990............   22,000  27,818.23   29,936.01
 1991............   25,000  32,191.38   38,128.97
 1992............   28,000  35,969.10   43,796.87
 1993............   31,000  39,536.81   51,743.14                                                                       $ 2,000
 1994............   34,000  43,574.89   52,263.51  $   500 $   492.22  $   502.43  $   502.23   $   497.71  $   494.93    5,000
 1995............   37,000  48,480.34   65,744.71    3,500   3,815.40    3,736.04    3,906.01     4,223.53    4,127.35    8,000
 1996............   40,000  53,307.79   70,935.93    6,500   7,482.81    6,854.02    7,782.17     7,869.16    8,539.41   11,000
 1997............   43,000  58,434.53   80,749.76    9,500  11,325.33   10,435.60   12,123.84    13,012.63   14,643.35   14,000
 1998............   46,000  63,717.69   89,965.21   12,500  14,362.94   14,142.16   16,162.67    22,743.04   19,779.51   17,000
 1999............   49,000  69,014.25   91,308.79   15,500  17,374.72   16,943.57   17,979.00    33,673.43   26,171.87   20,000
 2000............   52,000  75,378.12  100,537.87   18,500  21,477.34   21,618.08   20,319.63    31,193.87   31,309.20   23,000
 Annual Effective
 Rate of Return..                4.11%       7.14%               4.77%       4.99%       3.00%       16.77%      16.89%
                     HARRIS
                    OAKMARK     WESTPEAK
                      MID        GROWTH
                      CAP         AND
                    VALUE(2)     INCOME
                   ----------- -----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............  $ 2,122.25  $ 2,120.94
 1994............    5,100.04    5,051.82
 1995............    9,880.99   10,265.42
 1996............   14,643.89   15,252.30
 1997............   20,152.48   23,498.65
 1998............   21,610.05   32,195.22
 1999............   24,287.55   37,826.06
 2000............   32,263.08   38,254.15
 Annual Effective
 Rate of Return..        8.65%      12.97%

                                                                  CONTRACT VALUE
                   ---------------------------------------------------------------------------------------------------------
                    CUMU-                PUTNAM    CUMU-                        CUMU-              CUMU-              CUMU-
                   LATIVE    LOOMIS      INTER-    LATIVE    MFS        MFS     LATIVE  PUTNAM    LATIVE              LATIVE
                    PAY-     SAYLES     NATIONAL    PAY-  INVESTORS  RESEARCH    PAY-  LARGE CAP   PAY-     JANUS      PAY-
                    MENTS  SMALL CAP    STOCK(3)   MENTS    TRUST    MANAGERS   MENTS   GROWTH     MENTS   MID CAP    MENTS
                   ------- ----------  ----------  ------ ---------  ---------  ------ ---------  ------- ----------  ------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............  $ 2,000 $ 1,956.63  $   511.41
 1995............    5,000   5,897.75    3,638.51
 1996............    8,000  11,030.05    6,861.95
 1997............   11,000  16,920.50    9,556.93                                                 $ 2,500 $ 2,880.09
 1998............   14,000  19,417.77   13,044.17                                                   5,500   7,668.38  $  250
 1999............   17,000  29,151.74   19,525.71  $2,000 $2,086.38  $2,329.77                      8,500  22,034.49   3,250
 2000............   20,000  33,158.86   20,109.38   5,000  4,998.06   4,927.95  $2,000 $1,543.79   11,500  17,034.71   6,250
 Annual Effective
 Rate of Return..               14.94%       2.67%            -0.04%     -1.64%           -51.09%              20.86%
                    LEHMAN
                   BROTHERS
                   AGGREGATE
                     BOND
                     INDEX
                   ----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............
 1995............
 1996............
 1997............
 1998............  $  250.08
 1999............   3,182.88
 2000............   6,654.64
 Annual Effective
 Rate of Return..       5.90%

                                                                                        CONTRACT VALUE
                   --------------------------------------------------------------------------------------------------------
                    CUMU-             CUMU-   MORGAN                CUMU-  STATE STREET                  CUMU-     LORD
                   LATIVE   METLIFE   LATIVE  STANLEY    RUSSELL   LATIVE    RESEARCH      NEUBERGER    LATIVE    ABBETT
                    PAY-     STOCK     PAY-    EAFE       2000      PAY-    INVESTMENT  BERMAN PARTNERS  PAY-      BOND
                    MENTS    INDEX    MENTS    INDEX      INDEX     MENTS     TRUST      MID CAP VALUE   MENTS  DEBENTURE
                   ------- ---------  ------ ---------  ---------  ------- ------------ --------------- ------- ----------
 As of December 31:
 1983............                                                  $ 1,500  $ 1,482.40
 1984............                                                    4,500    4,525.32
 1985............                                                    7,500    9,430.84
 1986............                                                   10,500   13,229.03
 1987............                                                   13,500   16,622.99
 1988............                                                   16,500   21,182.97
 1989............                                                   19,500   30,820.01
 1990............  $ 2,000 $1,997.23                                22,500   31,535.59
 1991............    5,000  5,881.06                                25,500   44,732.87
 1992............    8,000  9,345.05                                28,500   52,361.41
 1993............   11,000 13,157.60                                31,500   62,105.70
 1994............   14,000 16,076.51                                34,500   62,018.68
 1995............   17,000 25,115.27                                37,500   84,659.83
 1996............   20,000 33,626.34                                40,500  105,049.11                  $ 2,000 $ 2,141.87
 1997............   23,000 47,087.37                                43,500  136,023.76                    5,000   5,628.68
 1998............   26,000 62,842.66  $ 250  $  263.58  $  264.38   46,500  174,968.13     $ 531.24       8,000   8,914.02
 1999............   29,000 78,040.18  3,250   3,842.34   3,840.34   49,500  207,287.46     3,846.69      11,000  12,094.56
 2000............   32,000 72,343.67  6,250   5,939.70   6,424.04   52,500  194,070.87     8,299.16      14,000  14,934.20
 Annual
 Effective
         Rate of Return..              14.54%            -4.62%      2.56%               13.47%       23.33%                  2.73%
                    CUMU-               AMERICAN   CUMU-     AMERICAN
                   LATIVE   AMERICAN     FUNDS     LATIVE  FUNDS GLOBAL
                    PAY-     FUNDS      GROWTH-     PAY-       SMALL
                    MENTS    GROWTH      INCOME    MENTS   CAPITALIZATION
                   ------- ----------- ----------- ------ ---------------
 As of December 31:
 1983............
 1984............  $ 2,750 $ 2,797.36  $ 2,942.43
 1985............    5,750   6,578.84    7,488.06
 1986............    8,750  11,630.81   12,072.34
 1987............   11,750  14,949.14   14,528.05
 1988............   14,750  19,883.24   19,374.63
 1989............   17,750  28,822.57   27,056.61
 1990............   20,750  29,932.76   28,831.39
 1991............   23,750  42,471.55   38,343.84
 1992............   26,750  49,397.11   43,710.61
 1993............   29,750  59,602.75   51,293.64
 1994............   32,750  61,765.10   54,357.45
 1995............   35,750  84,107.17   74,346.41
 1996............   38,750  96,762.34   89,867.81
 1997............   41,750 126,983.03  114,318.01
 1998............   44,750 172,633.67  136,118.36  $2,000    $2,302.42
 1999............   47,750 271,185.84  152,037.68   5,000     8,819.06
 2000............   50,750 281,584.00  164,630.44   8,000     9,649.49
 Annual
 Effective
 Rate of Return..               17.99%      12.66%               14.18%

-------
(1) Wellington Management Company LLP became the sub-adviser for the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as sub-adviser.
(2) Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as sub-adviser.
(3) On December 1, 2000, the Putnam International Stock portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

                                                                          SURRENDER VALUE
                   --------------------------------------------------------------------------------------------------------------
                    CUMU-   BACK BAY    BACK BAY    CUMU-     SALOMON     SALOMON                                          CUMU-
                   LATIVE   ADVISORS    ADVISORS   LATIVE    BROTHERS     BROTHERS                  ALGER       DAVIS     LATIVE
                    PAY-     MONEY        BOND      PAY-       BOND         U.S.                    EQUITY     VENTURE     PAY-
                    MENTS    MARKET      INCOME     MENTS  OPPORTUNITIES GOVERNMENT  BALANCED(1)    GROWTH      VALUE      MENTS
                   ------- ----------  ----------  ------- ------------- ----------  -----------  ----------  ----------  -------
 As of December 31:
 1983............  $ 1,000 $   936.73  $   933.67
 1984............    4,000   3,957.75    4,069.17
 1985............    7,000   7,149.73    7,915.14
 1986............   10,000  10,462.43   12,031.63
 1987............   13,000  13,972.07   15,032.03
 1988............   16,000  17,855.16   19,080.86
 1989............   19,000  22,349.99   24,307.16
 1990............   22,000  26,968.23   29,086.01
 1991............   25,000  31,341.38   37,278.97
 1992............   28,000  35,119.10   42,946.87
 1993............   31,000  38,686.81   50,893.14                                                                         $ 2,000
 1994............   34,000  42,724.89   51,413.51  $   500  $   454.51   $   464.01  $   463.83   $   459.62  $   457.04    5,000
 1995............   37,000  47,630.34   64,894.71    3,500    3,572.58     3,498.43    3,661.01     3,978.53    3,882.35    8,000
 1996............   40,000  52,457.79   70,085.93    6,500    7,062.81     6,455.26    7,362.17     7,449.16    8,119.41   11,000
 1997............   43,000  57,584.53   79,899.76    9,500   10,760.33     9,875.72   11,558.84    12,447.63   14,078.35   14,000
 1998............   46,000  62,867.69   89,115.21   12,500   13,682.94    13,462.16   15,482.69    22,063.04   19,099.51   17,000
 1999............   49,000  68,164.25   90,458.79   15,500   16,609.72    16,194.70   17,214.00    32,908.43   25,406.87   20,000
 2000............   52,000  74,528.12   99,687.87   18,500   20,657.34    20,798.08   19,514.77    30,373.87   30,489.20   23,000
 Annual Effective
  Rate of Return.                3.99%       7.05%                3.53%        3.75%       1.71%       15.91%      16.04%
                     HARRIS
                    OAKMARK     WESTPEAK
                    MID CAP      GROWTH
                    VALUE(2)   AND INCOME
                   ----------- -----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............  $ 1,962.25  $ 1,960.94
 1994............    4,765.49    4,720.67
 1995............    9,370.99    9,755.42
 1996............   14,003.89   14,612.30
 1997............   19,412.48   22,758.65
 1998............   20,800.05   31,385.22
 1999............   23,437.55   36,976.06
 2000............   31,403.08   37,394.15
 Annual Effective
  Rate of Return.        7.97%      12.39%

                                                                           SURRENDER VALUE
                   ---------------------------------------------------------------------------------------------------------------
                    CUMU-    LOOMIS                                                               PUTNAM
                   LATIVE    SAYLES       PUTNAM                              MFS                  LARGE                 JANUS
                    PAY-     SMALL     INTERNATIONAL CUMULATIVE    MFS     RESEARCH   CUMULATIVE    GAP     CUMULATIVE    MID
                    MENTS     CAP        STOCK (3)    PAYMENTS  INVESTORS  MANAGERS    PAYMENTS   GROWTH     PAYMENTS     CAP
                   ------- ----------  ------------- ---------- ---------  ---------  ---------- ---------  ---------- ----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............  $ 2,000 $ 1,803.92   $   472.36
 1995............    5,000   5,550.25     3,406.14
 1996............    8,000  10,522.55     6,462.04
 1997............   11,000  16,283.00     9,054.53                                                           $ 2,500   $ 2,680.09
 1998............   14,000  19,400.27    12,411.63                                                             5,500     7,283.38
 1999............   17,000  28,344.24    18,760.71     $2,000   $1,926.38  $2,169.77                           8,500    21,494.49
 2000............   20,000  32,259.91    19,315.70      5,000    4,671.40   4,609.01    $2,000   $1,417.48    11,500    16,369.71
 Annual Effective
  Rate of Return.               14.13%        1.38%                 -7.56%     -9.00%               -61.83%                 18.67%
                               LEHMAN
                              BROTHERS
                              AGGREGATE
                   CUMULATIVE   BOND
                    PAYMENTS    INDEX
                   ---------- ----------
 As of December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............
 1995............
 1996............
 1997............
 1998............    $  250   $  231.83
 1999............     3,250       2,982
 2000............     6,250    6,266.97
 Annual Effective
  Rate of Return.                  0.26%

                                                                                                SURRENDER VALUE
                   -----------------------------------------------------------------------------------------------------------
                                                      MORGAN                CUMU-  STATE STREET CUMU-                   CUMU-
                               METLIFE                STANLEY    RUSSELL   LATIVE    RESEARCH   LATIVE    NEUBERGER    LATIVE
                   CUMULATIVE   STOCK     CUMULATIVE   EAFE       2000      PAY-    INVESTMENT   PAY-  BERMAN PARTNERS  PAY-
                    PAYMENTS    INDEX      PAYMENTS    INDEX      INDEX     MENTS     TRUST     MENTS   MID CAP VALUE   MENTS
                   ---------- ----------  ---------- ---------  ---------  ------- ------------ ------ --------------- -------
 As of December 31:
 1983............                                                          $ 1,500  $ 1,365.39
 1984............                                                            4,500    4,229.65
 1985............                                                            7,500    8,950.84
 1986............                                                           10,500   12,614.03
 1987............                                                           13,500   15,902.99
 1988............                                                           16,500   20,387.97
 1989............                                                           19,500   29,980.01
 1990............   $ 2,000   $ 1,839.18                                    22,500   30,680.59
 1991............     5,000     5,531.06                                    25,500   43,877.87
 1992............     8,000     8,835.05                                    28,500   51,506.41
 1993............    11,000    12,517.60                                    31,500   61,250.70
 1994............    14,000    15,336.51                                    34,500   61,163.68
 1995............    17,000    24,305.27                                    37,500   83,804.83
 1996............    20,000    32,776.34                                    40,500  104,194.11                         $ 2,000
 1997............    23,000    46,227.37                                    43,500  135,168.76                           5,000
 1998............    26,000    61,982.66    $  250   $  244.38  $  245.12   46,500  174,113.13  $ 500     $ 491.24       8,000
 1999............    29,000    77,180.18     3,250    3,614.84   3,612.84   49,500  206,432.46  3,500     3,601.69      11,000
 2000............    32,000    71,483.67     6,250    5,597.19   6,049.32   52,500  193,215.87  6,500     7,879.16      14,000
 Annual Effective
  Rate of Return.                  14.34%                -9.84%     -2.99%               13.43%              18.09%
                      LORD      CUMU-               AMERICAN    CUMU-     AMERICAN
                     ABBETT    LATIVE   AMERICAN      FUNDS     LATIVE  FUNDS GLOBAL
                      BOND      PAY-     FUNDS       GROWTH-     PAY-       SMALL
                   DEBENTURE    MENTS    GROWTH      INCOME     MENTS   CAPITALIZATION
                   ----------- ------- ----------- ------------ ------ ---------------
 As of December 31:
 1983............
 1984............              $ 2,750 $ 2,577.36  $  2,722.43
 1985............                5,750   6,176.34     7,085.56
 1986............                8,750  11,075.81    11,517.34
 1987............               11,750  14,271.64    13,850.55
 1988............               14,750  19,113.24    18,604.63
 1989............               17,750  27,990.07    26,224.11
 1990............               20,750  29,067.76    27,966.39
 1991............               23,750  41,604.05    37,476.34
 1992............               26,750  48,529.61    42,843.11
 1993............               29,750  58,735.25    50,426.14
 1994............               32,750  60,897.60    53,489.95
 1995............               35,750  83,239.67    73,478.91
 1996............  $ 1,981.87   38,750  95,894.84    89,000.31
 1997............    5,278.68   41,750 126,115.53   113,450.51
 1998............    8,404.02   44,750 171,766.17   135,250.86  $2,000    $2,142.42
 1999............   11,454.56   47,750 270,318.34   151,170.18   5,000     8,469.06
 2000............   14,222.14   50,750 280,716.50   163,762.94   8,000     9,139.49
 Annual Effective
  Rate of Return.        0.66%              17.96%       12.60%                9.95%

--------
(1) Wellington Management Company LLP became the sub-adviser of the Balanced Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as sub-adviser.
(2) Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as sub-adviser.
(3) On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

  As discussed in the prospectus in the section entitled "Investment Performance Information", the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the ten, five and one year periods ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Performance Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      August 26, 1983.......................................   1.000000
      December 31, 1983.....................................   1.027165    2.7%
      December 31, 1984.....................................   1.122053    9.2%
      December 31, 1985.....................................   1.198477    6.8%
      December 31, 1986.....................................   1.262853    5.4%
      December 31, 1987.....................................   1.327245    5.1%
      December 31, 1988.....................................   1.407892    6.1%
      December 31, 1989.....................................   1.517621    7.8%
      December 31, 1990.....................................   1.619846    6.7%
      December 31, 1991.....................................   1.697425    4.8%
      December 31, 1992.....................................   1.738206    2.4%
      December 31, 1993.....................................   1.765866    1.6%
      December 31, 1994.....................................   1.811432    2.6%
      December 31, 1995.....................................   1.889065    4.3%
      December 31, 1996.....................................   1.959126    3.7%
      December 31, 1997.....................................   2.036045    3.9%
      December 31, 1998.....................................   2.114493    3.9%
      December 31, 1999.....................................   2.189734    3.6%
      December 31, 2000.....................................   2.294889    4.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      17 years, 4 months ended December 31, 2000.............  129.5%    4.9%
      10 years ended December 31, 2000.......................   41.7%    3.5%
      5 years ended December 31, 2000........................   21.5%    4.0%
      1 year ended December 31, 2000.........................    4.8%    4.8%

BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      August 26, 1983.......................................   1.000000
      December 31, 1983.....................................   1.027196     2.7%
      December 31, 1984.....................................   1.141109    11.1%
      December 31, 1985.....................................   1.337005    17.2%
      December 31, 1986.....................................   1.514752    13.3%
      December 31, 1987.....................................   1.528314     0.9%
      December 31, 1988.....................................   1.633970     6.9%
      December 31, 1989.....................................   1.810362    10.8%
      December 31, 1990.....................................   1.930406     6.6%
      December 31, 1991.....................................   2.246568    16.4%
      December 31, 1992.....................................   2.397657     6.7%
      December 31, 1993.....................................   2.663825    11.1%
      December 31, 1994.....................................   2.539801    -4.7%
      December 31, 1995.....................................   3.037039    19.6%
      December 31, 1996.....................................   3.134109     3.2%
      December 31, 1997.....................................   3.428788     9.4%
      December 31, 1998.....................................   3.688741     7.6%
      December 31, 1999.....................................   3.622325    -1.8%
      December 31, 2000.....................................   3.865022     6.7%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      17 years, 4 months ended December 31, 2000.............  286.5%    8.1%
      10 years ended December 31, 2000.......................  100.2%    7.2%
      5 years ended December 31, 2000........................   27.3%    4.9%
      1 year ended December 31, 2000.........................    6.7%    6.7%

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   0.983850    -1.6%
      December 31, 1995.....................................   1.158823    17.8%
      December 31, 1996.....................................   1.307292    12.8%
      December 31, 1997.....................................   1.432601     9.6%
      December 31, 1998.....................................   1.442191     0.7%
      December 31, 1999.....................................   1.443394     0.1%
      December 31, 2000.....................................    1.52687     5.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  52.7%     7.1%
      5 years ended December 31, 2000........................  31.8%     5.7%
      1 year ended December 31, 2000.........................   5.8%     5.8%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   1.003770     0.4%
      December 31, 1995.....................................   1.139109    13.5%
      December 31, 1996.....................................   1.160957     1.9%
      December 31, 1997.....................................   1.242399     7.0%
      December 31, 1998.....................................   1.318989     6.2%
      December 31, 1999.....................................   1.303556    -1.2%
      December 31, 2000.....................................   1.420573     9.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  42.1%     5.9%
      5 years ended December 31, 2000........................  24.7%     4.5%
      1 year ended December 31, 2000.........................   9.0%     9.0%

BALANCED SUB-ACCOUNT**

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   0.996791    -0.3%
      December 31, 1995.....................................   1.227281    23.1%
      December 31, 1996.....................................   1.415482    15.3%
      December 31, 1997.....................................   1.622453    14.6%
      December 31, 1998.....................................   1.746518     7.6%
      December 31, 1999.....................................   1.635868    -6.3%
      December 31, 2000.....................................   1.583103    -3.2%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  58.3%      7.7%
      5 years ended December 31, 2000........................  29.0%      5.2%
      1 year ended December 31, 2000.........................  -3.2%     -3.2%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.
** Wellington Management Company, LLP became the sub-adviser of the Balanced
   Series on May 1, 2000. Prior to that time, Loomis Sayles & Company, L.P. served as sub-adviser.

ALGER EQUITY GROWTH SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      October 31, 1994.....................................   1.000000
      December 31, 1994....................................   0.955891    -4.4%
      December 31, 1995....................................   1.402375    46.7%
      December 31, 1996....................................   1.565675    11.6%
      December 31, 1997....................................   1.940577    23.9%
      December 31, 1998....................................   2.829403    45.8%
      December 31, 1999....................................   3.744249    32.3%
      December 31, 2000....................................   3.188694   -14.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  218.9%    20.7%
      5 years ended December 31, 2000........................  127.4%    17.9%
      1 year ended December 31, 2000.........................  -14.8%   -14.8%

DAVIS VENTURE VALUE SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      October 31, 1994......................................   1.000000
      December 31, 1994.....................................   0.962860    -3.7%
      December 31, 1995.....................................   1.323183    37.4%
      December 31, 1996.....................................   1.642613    24.1%
      December 31, 1997.....................................   2.163463    31.7%
      December 31, 1998.....................................   2.442138    12.9%
      December 31, 1999.....................................   2.831476    15.9%
      December 31, 2000.....................................   3.058670     8.0%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............  205.9%    19.9%
      5 years ended December 31, 2000........................  131.2%    18.2%
      1 year ended December 31, 2000.........................    8.0%     8.0%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1993........................................   1.000000
      December 31, 1993.....................................   1.137039    13.7%
      December 31, 1994.....................................   1.118794    -1.6%
      December 31, 1995.....................................   1.438865    28.6%
      December 31, 1996.....................................   1.669358    16.0%
      December 31, 1997.....................................   1.932280    15.7%
      December 31, 1998.....................................   1.802285    -6.7%
      December 31, 1999.....................................   1.784358    -0.1%
      December 31, 2000.....................................   2.120229    18.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      7 years, 8 months ended December 31, 2000..............  112.0%    10.3%
      5 years ended December 31, 2000........................   47.4%     8.1%
      1 year ended December 31, 2000.........................   18.8%    18.8%

LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                     ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      May 1, 1994...........................................   1.000000
      December 31, 1994.....................................   0.959097    -4.1%
      December 31, 1995.....................................   1.219226    27.1%
      December 31, 1996.....................................   1.571807    28.9%
      December 31, 1997.....................................   1.936137    23.2%
      December 31, 1998.....................................   1.877786    -3.0%
      December 31, 1999.....................................   2.440858    30.0%
      December 31, 2000.....................................   2.534666     3.8%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 8 months ended December 31, 2000..............  153.5%    15.0%
      5 years ended December 31, 2000........................  107.9%    15.8%
      1 year ended December 31, 2000.........................    3.8%     3.8%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.
** Harris Associates L.P. became the sub-adviser on May 1, 2000. Prior to that time, other entities served as subadviser.

MFS INVESTORS TRUST SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1999........................................   1.000000     --
      December 31, 1999.....................................   1.019236     1.9%
      December 31, 2000.....................................   1.004142    -1.5%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      1 year, 8 months ended December 31, 2000...............    0.4%     0.2%
      1 year ended December 31, 2000.........................   -1.5%    -1.5%

MFS RESEARCH MANAGERS SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1999........................................   1.000000     --
      December 31, 1999.....................................   1.187199    18.7%
      December 31, 2000.....................................   1.128742    -4.9%

        PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      1 year, 8 months ended December 31, 2000...............   12.9%     7.5%
      1 year ended December 31, 2000.........................   -4.9%    -4.9%

WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1993........................................   1.000000
      December 31, 1993.....................................   1.132111    13.2%
      December 31, 1994.....................................   1.103489    -2.5%
      December 31, 1995.....................................   1.485762    34.6%
      December 31, 1996.....................................   1.730922    16.5%
      December 31, 1997.....................................   2.279329    31.7%
      December 31, 1998.....................................   2.798615    22.8%
      December 31, 1999.....................................   3.019311     7.9%
      December 31, 2000.....................................   2.825493    -6.4%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      7 years, 8 months ended December 31, 2000..............  182.5%    14.5%
      5 years ended December 31, 2000........................   90.2%    13.7%
      1 year ended December 31, 2000.........................   -6.4%    -6.4%

LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION
                                                              VALUE UNIT    %
      DATE                                                      VALUE     CHANGE
      ----                                                   ------------ ------
      November 9, 1998......................................   1.000000
      December 31, 1998.....................................   1.011513     1.2%
      December 31, 1999.....................................   0.981921    -2.9%
      December 31, 2000.....................................   1.076929     9.7%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 1 month ended December 31, 2000...............   7.7%      3.5%
      1 year ended December 31, 2000.........................   9.7%      9.7%

JANUS MID CAP SUB-ACCOUNT

                      ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
      DATE                                                     VALUE     CHANGE
      ----                                                  ------------ ------
      March 3, 1997........................................   1.000000
      December 31, 1997....................................   1.265477    26.4%
      December 31, 1998....................................   1.708408    35.0%
      December 31, 1999....................................   3.748294   119.4%
      December 31, 2000....................................   2.536363   -32.3%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      3 years, 9 months ended December 31, 2000..............  153.6%    27.5%
      1 year ended December 31, 2000.........................  -32.3%   -32.3%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

METLIFE STOCK INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
      DATE                                                     VALUE     CHANGE
      ----                                                  ------------ ------
      May 1, 1990..........................................   1.000000
      December 31, 1990....................................   1.008198     1.1%
      December 31, 1991....................................   1.287875    27.7%
      December 31, 1992....................................   1.361298     5.7%
      December 31, 1993....................................   1.468128     7.8%
      December 31, 1994....................................   1.461696    -0.4%
      December 31, 1995....................................   1.969234    34.7%
      December 31, 1996....................................   2.376846    20.7%
      December 31, 1997....................................   3.090652    30.0%
      December 31, 1998....................................   3.900149    26.2%
      December 31, 1999....................................   4.637147    18.9%
      December 31, 2000....................................   4.137024   -10.8%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      10 years, 8 months ended December 31, 2000.............  313.7%     14.2%
      10 years ended December 31, 2000.......................  310.3%     15.2%
      5 years ended December 31, 2000........................  110.1%     16.0%
      1 year ended December 31, 2000.........................  -10.8%    -10.8%

NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      November 9, 1998......................................    1.000000
      December 31, 1998.....................................  1.07204672    7.2%
      December 31, 1999.....................................  1.24118141   15.8%
      December 31, 2000.....................................  1.56616902   26.2%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 1 month ended December 31, 2000...............   56.6%    23.3%
      1 year ended December 31, 2000.........................   26.2%    26.2%

PUTNAM LARGE CAP GROWTH SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      May 1, 2000..........................................   1.000000
      December 31, 2000....................................   0.723482   -27.7%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      8 months ended December 31, 2000.......................  -27.7%    -38.5%

--------
 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

MORGAN STANLEY EAFE INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION
                                                             VALUE UNIT    %
      DATE                                                     VALUE     CHANGE
      ----                                                  ------------ ------
      November 9, 1998.....................................   1.000000
      December 31, 1998....................................   1.078738     7.9%
      December 31, 1999....................................   1.325437    22.9%
      December 31, 2000....................................   1.116174   -15.8%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 1 month ended December 31, 2000...............   11.6%      5.3%
      1 year ended December 31, 2000.........................  -15.8%    -15.8%

PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT**

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
      DATE                                                   UNIT VALUE  CHANGE
      ----                                                  ------------ ------
      October 31, 1994.....................................   1.000000
      December 31, 1994....................................   1.023745     2.4%
      December 31, 1995....................................   1.073005     4.8%
      December 31, 1996....................................   1.129151     5.2%
      December 31, 1997....................................   1.099535    -2.6%
      December 31, 1998....................................   1.163698     5.8%
      December 31, 1999....................................   1.430688    22.9%
      December 31, 2000....................................   1.493953   -11.3%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      6 years, 2 months ended December 31, 2000..............   49.4%      4.2%
      5 years ended December 31, 2000........................   15.0%      2.8%
      1 year ended December 31, 2000.........................  -11.3%    -11.3%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. Putnam Investment Management, Inc. became the sub-investment manager of the Putnam International Stock Portfolio on January 24, 2000. Prior to that time, Santander Global Advisors, Inc. served as sub-investment manager.

RUSSELL 2000 INDEX SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION
                                                              VALUE UNIT    %
      DATE                                                      VALUE     CHANGE
      ----                                                   ------------ ------
      November 9, 1998......................................   1.000000
      December 31, 1998.....................................   1.052437     5.3%
      December 31, 1999.....................................   1.270522    20.7%
      December 31, 2000.....................................   1.203775    -5.3%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 1 month ended December 31, 2000...............   20.4%     9.0%
      1 year ended December 31, 2000.........................   -5.3%    -5.3%

STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
      June 24, 1983........................................    1.000000
      December 31, 1983....................................  0.96771994  -3.2%
      December 31, 1984....................................  0.95760840  -1.0%
      December 31, 1985....................................  1.27032379  32.7%
      December 31, 1986....................................  1.37852039   8.5%
      December 31, 1987....................................  1.45404398   5.5%
      December 31, 1988....................................  1.58253990   8.8%
      December 31, 1989....................................  2.05850700  30.1%
      December 31, 1990....................................  1.91664806  -6.9%
      December 31, 1991....................................  2.50969752  30.9%
      December 31, 1992....................................  2.75534603   9.8%
      December 31, 1993....................................  3.10224861  12.6%
      December 31, 1994....................................  2.95427368  -4.8%
      December 31, 1995....................................  3.87040431  31.0%
      December 31, 1996....................................  4.65272793  20.2%
      December 31, 1997....................................  5.87891417  26.4%
      December 31, 1998....................................  7.41596220  26.1%
      December 31, 1999....................................  8.64588041  16.6%
      December 31, 2000....................................  7.98263577  -7.7%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      17 years, 6 months ended December 31, 2000.............  698.3%    12.6%
      10 years ended December 31, 2000.......................  316.5%    15.3%
      5 years ended December 31, 2000........................  106.2%    15.6%
      1 year ended December 31, 2000.........................   -7.7%    -7.7%

--------

 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

LORD ABBETT BOND DEBENTURE SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
      May 1, 1996..........................................    1.000000
      December 31, 1996....................................  1.11784146  11.8%
      December 31, 1997....................................  1.27222827  13.8%
      December 31, 1998....................................  1.33027101   4.6%
      December 31, 1999....................................  1.35406506   1.8%
      December 31, 2000....................................  1.34335247  -0.8%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      4 years, 8 months ended December 31, 2000..............  34.3%      6.5%
      1 year ended December 31, 2000.........................  -0.8%     -0.8%

AMERICAN FUNDS GROWTH SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      February 8, 1984......................................    1.000000
      December 31, 1984.....................................  1.00421169   0.4%
      December 31, 1985.....................................  1.18356089  17.9%
      December 31, 1986.....................................  1.51471549  28.0%
      December 31, 1987.....................................  1.60657016   6.1%
      December 31, 1988.....................................  1.80674770  12.5%
      December 31, 1989.....................................  2.32568531  28.7%
      December 31, 1990.....................................  2.18172253  -6.2%
      December 31, 1991.....................................  2.85356316  30.8%
      December 31, 1992.....................................  3.10244258   8.7%
      December 31, 1993.....................................  3.54161577  14.2%
      December 31, 1994.....................................  3.49358927  -1.4%
      December 31, 1995.....................................  4.58957388  30.8%
      December 31, 1996.....................................  5.08403194  11.3%
      December 31, 1997.....................................  6.49415623  27.7%
      December 31, 1998.....................................  8.64347612  33.1%
      December 31, 1999..................................... 13.37844235  54.8%
      December 31, 2000..................................... 13.75547179   2.9%

       PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  4ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      16 years, 10 months ended December 31, 2000............ 1,275.5%   16.8%
      10 years ended December 31, 2000.......................   530.5%   20.2%
      5 years ended December, 31, 2000.......................   201.0%   24.7%
      1 year ended December 31, 2000.........................     2.8%    2.8%

--------

 * Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      February 8, 1984......................................    1.000000
      December 31, 1984.....................................  1.07405571   7.4%
      December 31, 1985.....................................  1.44720185  34.7%
      December 31, 1986.....................................  1.73505828  19.9%
      December 31, 1987.....................................  1.71262942  -1.3%
      December 31, 1988.....................................  1.92174834  12.2%
      December 31, 1989.....................................  2.36447514  23.0%
      December 31, 1990.....................................  2.25987513  -4.4%
      December 31, 1991.....................................  2.75090998  21.7%
      December 31, 1992.....................................  2.91330022   5.9%
      December 31, 1993.....................................  3.21020036  10.2%
      December 31, 1994.....................................  3.21584243   0.2%
      December 31, 1995.....................................  4.19770172  30.5%
      December 31, 1996.....................................  4.89113101  16.5%
      December 31, 1997.....................................  6.04276073  23.5%
      December 31, 1998.....................................  7.02269064  16.2%
      December 31, 1999.....................................  7.68520101   9.4%
      December 31, 2000.....................................  8.16502735   6.2%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      16 years, 10 months ended December 31, 2000............  716.5%    13.2%
      10 years ended December 31, 2000.......................  261.3%    13.7%
      5 years ended December 31, 2000........................   94.5%    14.2%
      1 year ended December 31, 2000.........................    6.2%     6.2%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                             ACCUMULATION   %
      DATE                                                    UNIT VALUE  CHANGE
      ----                                                   ------------ ------
      April 30, 1998........................................    1.000000
      December 31, 1998.....................................  1.01372966    1.4%
      December 31, 1999.....................................  1.90923113   88.3%
      December 31, 2000.....................................  1.56845882  -17.8%

     PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
      2 years, 8 months ended December 31, 2000..............   56.8%    18.4%
      1 year ended December 31, 2000.........................  -17.8%   -17.8%

--------

* Unit values do not reflect the impact of any Contingent Deferred Sales Charge, premium tax charge, or the annual Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

    (1) The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day;

    (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (4) Finally, the Company subtracts the daily charges for the Administration Asset Charge and Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.35% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund(s) selected.

  When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the annuity payment option involves a life contingency. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower monthly benefits than under a life contingent option.

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment.

  Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The Contract proceeds are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge, and/or any outstanding loan plus accrued interest, as described in the prospectus.)

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds.

  The dollar amount of the initial payment will be at the basic payment level. (If the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge. (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

  Illustrations of annuity income payments under various hypothetical and historical rates appear in the tables below. The monthly equivalents of the hypothetical annual net returns of 2.23%, 3.50%, 3.64%, 5.59% and 7.55% shown in the tables at pages II-34 through II-36 are (0.18%), 0.29%, 0.30%, 0.45% and 0.61%.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.86%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.86%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect an average daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.27% and the daily administrative charge which is equivalent to an annual charge of 0.10%. The average mortality and expense risk charge assumes that the contract value is allocated equally among all the Sub-accounts. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 0.88% of the average daily net assets of the Eligible Funds. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 2.25%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the assumed 1.37% average for mortality and expense risk and administrative charges and the assumed 0.88% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 2.30%.

  Three tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option. The second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration with annuitization occurring within the first two years. The third assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration, with annuitization occurring after the second year. The illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, the Company will furnish a comparable illustration based on your individual circumstances.

                         ANNUITY PAY-OUT ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $649.12

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 65: $663.41

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE
ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

                            AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                  WITH AN ASSUMED RATE OF RETURN OF:
                            ----------------------------------------------
                      GROSS    0%     5.86%      6%       8%       10%
PAYMENT  CALENDAR     ----- ----------------- -------- -------- ----------
 YEAR      YEAR   AGE NET**  -2.23%   3.50%    3.64%    5.59%     7.75%
-------  -------- --- ----- ----------------- -------- -------- ----------
    1      2000    65       $ 581.00 $ 581.00 $ 581.00 $ 581.00 $   581.00
    2      2001    66         548.84   581.00   581.77   592.75     603.73
    3      2002    67         518.46   581.00   582.54   604.73     627.34
    4      2003    68         489.76   581.00   583.31   616.96     651.88
    5      2004    69         462.65   581.00   584.09   629.44     677.37
   10      2009    74         348.01   581.00   587.97   695.70     820.63
   15      2014    79         261.77   581.00   591.88   768.93     994.17
   20      2019    84         196.91   581.00   595.81   849.88   1,204.42

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the average Mortality and Expense Risk and Administration Asset Charge from the Gross Rates of Return.

    ANNUITY PAY-OUT ILLUSTRATION, ANNUITIZATION OCCURRING WITHIN TWO YEARS
                       (50% VARIABLE--50% FIXED PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $649.12

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $324.56. THE MONTHLY GUARANTEED PAYMENT OF $324.56 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.86%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -2.23%     3.50%     3.64%     5.59%     7.55%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      2000    65       $  615.06 $  615.06 $  615.06 $  615.06 $  615.06
    2      2001    66          598.98    615.06    615.45    620.94    626.42
    3      2002    67          583.79    615.06    615.83    626.93    638.23
    4      2003    68          569.44    615.06    616.22    633.04    650.50
    5      2004    69          555.88    615.06    616.61    639.28    663.25
   10      2009    74          498.57    615.06    618.55    672.41    734.87
   15      2014    79          455.45    615.06    620.50    709.03    821.65
   20      2019    84          423.02    615.06    622.47    749.50    926.77

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the average Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

     ANNUITY PAY-OUT ILLUSTRATION, ANNUITIZATION OCCURRING AFTER TWO YEARS
                       (50% VARIABLE--50% FIXED PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: $663.41.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT: 3.5%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $331.70. THE MONTHLY GUARANTEED PAYMENT OF $331.70 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.86%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -2.23%     3.50%     3.64%     5.59%     7.55%
-------  -------- --- ----- --------- --------- --------- --------- ---------
    1      2000    65       $  622.20 $  622.20 $  622.20 $  622.20 $  622.20
    2      2001    66          606.12    622.20    622.59    628.08    633.57
    3      2002    67          590.93    622.20    622.97    634.07    645.37
    4      2003    68          576.58    622.20    623.36    640.18    657.64
    5      2004    69          563.03    622.20    623.75    646.42    670.39
   10      2009    74          505.71    622.20    625.69    679.55    742.02
   15      2014    79          462.59    622.20    627.64    716.17    828.79
   20      2019    84          430.16    622.20    629.61    756.64    933.91

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
-------
 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the average Mortality and Expense Risk and Administration Asset Charges from the Gross Rate of Return.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.25% (1.50% for certain sub-accounts) and the daily administrative charge which is equivalent to an annual charge of 0.10%. The amounts shown in the tables also take into account the actual portfolios' management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Bond Income and Money market portfolios, and that the Annuitant's age has increased by the time the other portfolios became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. We offer alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial payment than a 0% or 3.5% AIR. The illustrations are based on current annuity purchase rates used by the Company. The rates may differ at the time you annuitize.

  The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the portfolios. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $649.12; FOR AGE 72: $731.07; FOR AGE 75: $773.76; FOR AGE 76: $788.71; FOR AGE 79:
$834.56; FOR AGE 80: $849.79; AND FOR AGE 82: $879.23.

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER TWO YEARS: FOR AGE 65: $663.41; FOR AGE 72:
$747.15; FOR AGE 75: $790.76; FOR AGE 76: $806.06; FOR AGE 79: $852.92; FOR
AGE 80: $868.48; AND FOR AGE 82: $898.58.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT:
3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                            SALOMON
                      BACK BAY BACK BAY    STRATEGIC    SALOMON
PAYMENT  CALENDAR      MONEY     BOND        BOND         U.S.
 YEAR      YEAR   AGE  MARKET   INCOME   OPPORTUNITIES GOVERNMENT BALANCED
-------  -------- --- -------- --------- ------------- ---------- ---------
    1      1983    65 $581.00  $  581.00
    2      1984    66  589.21     593.85
    3      1985    67  621.82     637.34
    4      1986    68  641.71     721.50
    5      1987    69  653.31     789.77
    6      1988    70  663.40     769.90
    7      1989    71  679.85     795.21
    8      1990    72  708.06     851.26
    9      1991    73  730.20     877.02
   10      1992    74  739.29     986.14
   11      1993    75  731.38   1,016.77
   12      1994    76  717.90   1,091.45    $765.00     $765.00   $  765.00
   13      1995    77  711.52   1,005.44     748.36      763.51      758.20
   14      1996    78  716.92   1,161.63     851.64      837.15      901.95
   15      1997    79  718.30   1,158.11     928.18      824.28    1,004.99
   16      1998    80  721.25   1,224.15     982.75      852.27    1,112.99
   17      1999    81  723.71   1,272.43     955.87      874.22    1,157.58
   18      2000    82  724.12   1,207.26     924.32      834.77    1,047.58
   19      2001    83  733.16   1,244.47     892.48      806.47    1,012.06

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND
EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.35% or 1.60% as applicable), AND MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 2000, after giving effect to current expense caps or deferrals: .41% Back Bay Advisors Money Market; .47% Back Bay Advisors Bond Income; .78% Salomon Brothers Strategic Bond Opportunities; .70% Salomon Brothers U.S. Government;
 .80% Balanced; .79% Alger Equity Growth; .79% Davis Venture Value; .90% Harris Oakmark Mid Cap Value; .96% Loomis Sayles Small Cap; .90% MFS Investors Trust;
 .90% MFS Research Managers; .73% Westpeak Growth and Income; .62% Lehman Brothers Aggregate Bond Index; .95% Janus Mid Cap; .53% MetLife Stock Index; 1.14% Neuberger Berman Partners Mid Cap Value; 1.00% Putnam Large Cap Growth;
 .95% Morgan Stanley EAFE Index; 1.14% Putnam International Stock; .80% Russell 2000 Index; .75% State Street Research Investment Trust; .95% Lord Abbett Bond Debenture; .63% American Funds Growth; .60% American Funds Growth-Income;
1.11% American Funds Global Capitalization.
-------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe   GROSS AMOUNT OF CONTRACT VALUE:     $100,000
SEX:                      Unisex     DATE OF ILLUSTRATION:                 1/1/01
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED WITHIN THE FIRST TWO YEARS: FOR AGE 65: $649.12; FOR AGE 72: $731.07; FOR AGE 75: $773.76; FOR AGE 76: $788.71; FOR AGE 79:
$834.56; FOR AGE 80: $849.79; AND FOR AGE 82: $898.58.

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED AFTER THE FIRST TWO YEARS: FOR AGE 65: $663.41; FOR AGE 72: $747.15; FOR AGE 75: $790.76; FOR AGE 76: $806.06; FOR AGE 79:
$852.92; FOR AGE 80: $868.48; AND FOR AGE 82: $898.58.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.
ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN CONSTANT:
3.50%
MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                           HARRIS    LOOMIS                      WESTPEAK                 LEHMAN
                        ALGER     DAVIS    OAKMARK   SAYLES      MFS      MFS     GROWTH      PUTNAM     BROTHERS   METLIFE
PAYMENT  CALENDAR      EQUITY    VENTURE   MID CAP    SMALL   INVESTORS RESEARCH    AND    INTERNATIONAL AGGREGATE   STOCK
 YEAR      YEAR   AGE  GROWTH     VALUE     VALUE      CAP      TRUST   MANAGERS  INCOME      STOCK**      BOND      INDEX
-------  -------- --- --------- --------- --------- --------- --------- -------- --------- ------------- --------- ---------
    1      1983    65
    2      1984    66
    3      1985    67
    4      1986    68
    5      1987    69
    6      1988    70
    7      1989    71
    8      1990    72                                                                                              $  693.00
    9      1991    73                                                                                                 682.73
   10      1992    74                                                                                                 842.63
   11      1993    75                     $  747.00                              $  747.00                            860.47
   12      1994    76 $  765.00 $  765.00    829.98 $  765.00                       826.38    $765.00                 896.62
   13      1995    77    737.42    732.39    789.05    733.73                       778.25     778.70                 862.50
   14      1996    78  1,045.27    972.43    980.46    901.19                     1,012.42     788.57               1,122.69
   15      1997    79  1,127.42  1,166.26  1,098.95  1,122.40                     1,139.48     801.70               1,309.13
   16      1998    80  1,350.12  1,484.12  1,229.02  1,335.81                     1,449.76     754.27     $836.00   1,644.71
   17      1999    81  1,901.94  1,618.68  1,107.57  1,251.74  $852.00  $852.00   1,719.86     771.29      841.41   2,005.31
   18      2000    82  2,431.79  1,813.22  1,059.48  1,572.07   848.57   988.40   1,792.74     916.18      789.17   2,303.62
   19      2001    83  2,349.33  1,751.74  1,216.22   1,577.3   807.65   907.87   1,620.77     885.12      836.18   1,985.48

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINISTRATION ASSET CHARGE (1.35% or 1.60% as applicable), AND MANAGEMENT FEES AND OTHER EXPENSES. (These may vary from year to year.) The following expenses are for the year ended December 31, 2000, after giving effect to expense caps or deferrals: .41% Back Bay Adivisors Money Market; .47% Back Bay Advisors Bond Income; .78% Salomon Brothers Strategic Bond Opportunities; .70% Salomon Brothers U.S. Government; .80% Balanced; .79% Alger Equity Growth; .79% Davis Venture Value; .90% Harris Oakmark Mid Cap Value; .96% Loomis Sayles Small Cap; .90% MFS Investors Trust;
 .90% MFS Research Managers; .73% Westpeak Growth and Income; .62% Lehman Brothers Aggregate Bond Index; .95% Janus Mid Cap; .53% MetLife Stock Index; 1.14% Neuberger Berman Partners Mid Cap Value; 1.00% Putnam Large Cap Growth;
 .95% Morgan

Stanley EAFE Index; 1.14% Putnam International Stock; .80% Russell 2000 Index;
 .75% State Street Research Investment Trust; .95% Lord Abbett Bond Debenture; .63% American Funds Growth; .60% American Funds Growth-Income; 1.11% American
Funds Global Small Capitalization.
--------

 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

                                                                 NEUBERGER
                                 MORGAN             STATE STREET  BERMAN             LORD              AMERICAN     AMERICAN
                                 STANLEY   RUSSELL    RESEARCH   PARTNERS  PUTNAM   ABBETT   AMERICAN    FUNDS    FUNDS GLOBAL
PAYMENT  CALENDAR       JANUS     EAFE      2000     INVESTMENT   MID CAP   LARGE    BOND      FUNDS    GROWTH-      SMALL
 YEAR      YEAR   AGE  MID CAP    INDEX     INDEX      TRUST       VALUE     CAP   DEBENTURE  GROWTH    INCOME   CAPITALIZATION
-------  -------- ---  -------  --------- --------- ------------ --------- ------- --------- --------- --------- --------------
    1      1983    65                                $  581.00
    2      1984    66                                   552.21                               $  596.00 $  596.00
    3      1985    67                                   527.92                                  589.27    620.65
    4      1986    68                                   676.63                                  755.26    808.00
    5      1987    69                                   709.43                                  791.87    935.95
    6      1988    70                                   722.99                                  807.01    892.61
    7      1989    71                                   760.20                                  848.55    967.64
    8      1990    72                                   955.40                                1,066.43  1,150.30
    9      1991    73                                   859.48                                  959.36  1,062.24
   10      1992    74                                 1,087.36                                1,213.73  1,249.32
   11      1993    75                                 1,153.32                                1,287.34  1,278.21
   12      1994    76                                 1,254.61                                1,400.41  1,360.84
   13      1995    77                                 1,154.36                                1,288.51  1,317.13
   14      1996    78                                 1,461.19                      $801.00   1,631.00  1,661.14
   15      1997    79 $  819.00                       1,696.98                       874.95   1,894.19  1,869.92
   16      1998    80  1,007.15 $  836.00 $  836.00   2,071.70   $  836.00           962.12   2,312.45  2,232.07   $  836.00
   17      1999    81  1,313.69    897.33    875.45   2,524.97      891.77           971.99   2,818.40  2,506.32      828.05
   18      2000    82  2,784.80  1,065.26  1,021.12   2,844.19      997.54 $868.00   955.92   3,174.71  2,650.01    1,506.80
   19      2001    83  1,820.50    866.66    934.67   2,536.96    1,216.06  613.65   916.20   2,831.78  2,720.00    1,195.88





INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED, SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGE AND ADMINSTRATION ASSET CHARGE (1.35% or 1.60% as applicable), AND MANAGEMENT FEES AND OTHER EXPENSES. (These may vary from year to year.) The following expenses are for the year ended December 31, 2000, after giving effect to expense caps or deferrals: .41% Back Bay Advisors Money Market; .47% Back Bay Advisors Bond Income; .78% Salomon Brothers Strategic Bond Opportunities; .70% Salomon Brothers U.S. Government; .80% Balanced; .79% Alger Equity Growth; .79% Davis Venture Value; .90% Harris Oakmark Mid Cap Value; .96% Loomis Sayles Small Cap; .90% MFS Investors Trust; .90% MFS Research Managers; .73% Westpeak Growth and Income; .62% Lehman Brothers Aggregate Bond Index; .95% Janus Mid Cap; .53% MetLife Stock Index; 1.14% Neuberger Berman Partners Mid Cap Value; 1.00% Putnam Large Cap Growth; .95% Morgan Stanley EAFE Index; 1.14% Putnam International Stock, .80% Russell 2000 Index; .75 State Street Research Investment Trust; .95% Lord Abbett Bond Debenture; .63% American Funds Growth; .60% American Funds Growth-Income; 1.11% American Funds Global Small Capitalization.

--------

 * Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the Contract. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

                               THE FIXED ACCOUNT

  Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company's general account as the result of a loan. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value you have allocated to the Fixed Account and any Contract Value held in the Company's general account as the result of a loan.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

  The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. However these limits do not apply to new deposits to the Fixed Account for which you elected the dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account at the end of the first day of the Contract Year; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre-existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. (Also, after you make the transfer, the Contract Value may not be allocated among more than twenty of the sub-accounts and/or the Fixed Account.) We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which we would credit to the deposit would be equivalent to an annual effective rate of 3%; or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us (currently $500,000). (For Contracts issued in Maryland, we reserve the right to restrict such purchase payments and transfers if the total contract value in the fixed account equals or exceeds $500,000.) In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

  If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then you must allocate an equal portion of each loan repayment to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then you must allocate 50% of each loan repayment to the Fixed Account.) Similarly, unless you request otherwise, we will allocate the balance of the loan repayment to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. See "Loan Provision for

Certain Tax Benefited Retirement Plans." The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the rate the borrowed money was receiving at the time the loan was made from the Fixed Account; and (2) the interest rate set by us in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the Zenith Back Bay Advisors Money Market Sub-account instead.

  We reserve the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                                    EXPERTS

  The financial statements of New England Variable Annuity Separate Account of New England Life Insurance Company ("NELICO") as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 and the consolidated financial statements of NELICO and subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 13, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by Anne Goggin, General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

  The SEC requires the Eligible Funds' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                                  APPENDIX A

                    ADVERTISING AND PROMOTIONAL LITERATURE

  Advertising and promotional literature prepared by NEF for products it issues or administers may include references to MetLife Advisers, LLC (formerly New England Investment Management) and its affiliates, such as State Street Research & Management Company. Prior to October 30, 2000, Nvest Companies (which includes affiliates, such as Back Bay Advisors, Loomis Sayles, Westpeak and Harris Associates) was affiliated with MetLife Advisers. However, on October 30, 2000, MetLife sold its majority limited partnership interest in Nvest Companies to CDC Asset Management.

  NEF's advertising and promotional literature may include references to other NEF affiliates. References may also be made to NEF's parent company, MetLife and the services it provides to the Metropolitan Series Fund, Inc.

  References to subadvisers unaffiliated with MetLife Advisers or NEF that perform subadvisory functions on behalf of New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Met Investors Series Trust or the American Variable Insurance Series and their respective fund groups may be contained in NEF's advertising and promotional literature including, but not limited to, Alger Management, Davis Selected, SBAM, GSAM, and Putnam Investment Management Inc.

  NEF's advertising and promotional material may include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

  . Specific and general assessments and forecasts regarding the U.S.
    economy, world economies, the economics of specific nations and their impact on the Series

  . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

  . Specific and general investment philosophies, strategies, processes, techniques and types of analysis

  . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

  . The corporate histories, founding dates and names of founders of the entities

  . Awards, honors and recognition given to the firms

  . The names of those with ownership interest and the percentage of ownership

  . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

  . Current capitalization, levels of profitability and other financial and statistical information

  . Identification of portfolio managers, researchers, economists, principals and other staff members and employees

  . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

  . Current and historical statistics about:

   -  total dollar amount of assets managed
   -  MetLife Advisers assets managed in total and/or by Series
   -  Asset managed by CGM in total and/or by Series
   -  the growth of assets
   -  asset types managed
   - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
   - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser.

  . The general and specific strategies applied by the advisers in the management of the Zenith Fund's and Metropolitan Fund's portfolios including, but not limited to:

   - the pursuit of growth, value, income oriented, risk management or other strategies
   -  the manner and degree to which the strategy is pursued
   - whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
   - the types and characteristics of investments sought and specific portfolio holdings
   -  the actual or potential impact and result from strategy implementation
   - through its own areas of expertise and operations, the value added by subadvisers to the management process
   - the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
   - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

  . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series/Portfolios of the Zenith Fund, Metropolitan Fund, Met Investors Series Trust or American Variable Insurance Series and those families of funds. Any such references will indicate that the Zenith Fund, Metropolitan Fund, Met Investors Series Trust or American Variable Insurance Series and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series/Portfolios and other funds managed by the Series'/Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

  In addition, communications and materials developed by NEF or its affiliates may make reference to the following information about Nvest Companies and its affiliates:

  Nvest Companies is one of the largest publicly traded managers in the U.S. listed on the New York Stock Exchange. Nvest Companies maintains over $100 billion in assets under management. In addition, promotional materials may include:

  New England Securities Corporation an indirect subsidiary of NEF, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides.

  Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

  References to the Series may be included in NEF's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

  . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom NEF may or may not have a relationship.

  . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the NEF as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

  . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

   - past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
   - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
   -  current and prospective ERISA regulation and requirements.

  . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   -  increased employee retention
   -  reinforcement or creation of morale
   -  deductibility of contributions for participants
   -  deductibility of expenses for employers
   -  tax deferred growth, including illustrations and charts
   -  loan features and exchanges among accounts
   - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

  . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in NEF's 401(k) and retirement plans, including, but not limited to:

   - the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena

   -  broad choice of investment options and competitive fees
   -  plan sponsor and participant statements and notices
   -  the plan prototype, summary descriptions and board resolutions
   -  plan design and customized proposals
   -  trusteeship, record keeping and administration
   - the services of State Street Bank, including, but not limited to, trustee services and tax reporting
   - the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
   - the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

  . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   -  access to expertise on investments
   - assistance in interpreting past, present and future market trends and economic events
   - providing information to clients including participants during enrollment and on an ongoing basis after participation
   - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of New England Variable Annuity Separate Account of New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities and the related statement of operations of the New England Variable Annuity Separate Account (comprised of the following Sub-Accounts: Bond Income, Money Market, Mid Cap Value, Growth and Income, Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity, Venture Value, Bond Opportunities, Investors, Research Managers, Large Cap Growth and International Stock) of New England Life Insurance Company as of and for the year ended December 31, 2000, and the related statements of changes in net assets for each of the two years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and the results of operations of the respective aforementioned Sub-Accounts comprising the New England Variable Annuity Separate Account of New England Life Insurance Company as of and for the year ended December 31, 2000, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 9, 2001

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                       NEW ENGLAND ZENITH FUND
                                                   -------------------------------------------------------------------
                                                                                   MID       GROWTH AND      SMALL
                                                   BOND INCOME   MONEY MARKET   CAP VALUE      INCOME         CAP
                                                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                                                   ------------  ------------  -----------  ------------  ------------
ASSETS
 Investments in New England Zenith Fund and
  Metropolitan Series Fund at value (Note 2)...... $102,643,782  $77,405,965   $57,590,849  $198,268,496  $167,455,439
                            SHARES       COST
                          ---------- -------------
 Back Bay Advisors Bond
  Income Series.........     936,018   102,888,335
 Back Bay Advisors Money
  Market Series.........     774,060    77,405,965
 Harris Oakmark Mid Cap
  Value Series..........     392,870    58,982,645
 Westpeak Growth and
  Income Series.........   1,081,071   213,963,265
 Loomis Sayles Small Cap
  Series................     795,740   140,763,012
 Salomon Brothers U.S.
  Government Series.....   3,337,027    38,040,419
 Balanced Series........   7,124,393   103,651,782
 Alger Equity Growth
  Series................  15,046,483   368,501,758
 Davis Venture Value
  Series................  12,404,768   278,160,241
 Solomon Brothers Bond
  Opportunities Series..   5,591,416    66,334,623
 MFS Investors Series...   1,457,227    14,688,035
 MFS Research Managers
  Series................   3,523,287    42,996,869
 Putnam Large Cap Growth
  Portfolio.............   1,531,673    14,421,145
 Putnam International
  Stock Portfolio.......   7,044,478    86,559,288
                                     -------------
  Total.................             1,607,357,382
                                     =============
 Amount due and accrued from contract-related
  transactions, net...............................      325,164    1,687,761       395,406       314,480       412,989
 Dividends receivable.............................      --           408,650       --            --            --
                                                   ------------  -----------   -----------  ------------  ------------
  Total Assets....................................  102,968,946   79,502,376    57,986,255   198,582,976   167,868,428
LIABILITIES
 Due to (from) New England Life Insurance Company.     (114,078)    (220,746)      (62,308)     (215,262)     (192,081)
                                                   ------------  -----------   -----------  ------------  ------------
NET ASSETS........................................ $102,854,868  $79,281,630   $57,923,947  $198,367,714  $167,676,347
                                                   ============  ===========   ===========  ============  ============
NET ASSETS CONSIST OF:
 Net Assets attributable to Variable Annuity
  Contracts....................................... $ 99,965,570  $78,621,285   $56,978,431  $192,966,760  $165,528,962
 Annuity Reserves (Note 7)........................    2,889,298      660,345       945,516     5,400,954     2,147,385
                                                   ------------  -----------   -----------  ------------  ------------
  TOTAL NET ASSETS................................ $102,854,868  $79,281,630   $57,923,947  $198,367,714  $167,676,347
                                                   ============  ===========   ===========  ============  ============

                       See Notes to Financial Statements

                                NEW ENGLAND ZENITH FUND                                       METROPOLITAN SERIES FUND
--------------------------------------------------------------------------------------------  --------------------------
   U.S.                      EQUITY       VENTURE         BOND                    RESEARCH     LARGE CAP   INTERNATIONAL
GOVERNMENT    BALANCED       GROWTH        VALUE      OPPORTUNITIES  INVESTORS    MANAGERS      GROWTH         STOCK
SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
-----------  -----------  ------------  ------------  ------------- -----------  -----------  -----------  -------------
$39,844,105  $96,749,258  $377,064,875  $362,219,229   $63,965,799  $14,922,004  $40,658,731  $11,348,279   $86,997,525
    207,140      121,636       923,100       917,758       184,533      102,029      177,436       60,273       254,960
    --           --            --            --            --           --           --           --            --
-----------  -----------  ------------  ------------   -----------  -----------  -----------  -----------   -----------
 40,051,245   96,870,894   377,987,975   363,136,987    64,150,332   15,024,033   40,836,167   11,408,552    87,252,485
    (43,756)    (106,070)     (412,404)     (403,248)      (70,320)     (15,732)     (43,137)     (11,603)      (97,221)
-----------  -----------  ------------  ------------   -----------  -----------  -----------  -----------   -----------
$40,007,489  $96,764,824  $377,575,571  $362,733,739   $64,080,012  $15,008,301  $40,793,030  $11,396,949   $87,155,264
===========  ===========  ============  ============   ===========  ===========  ===========  ===========   ===========
$38,849,802  $94,604,669  $372,569,817  $357,215,485   $62,031,808  $14,911,634  $40,570,624  $11,343,555   $86,246,550
  1,157,687    2,160,155     5,005,754     5,518,254     2,048,204       96,667      222,406       53,394       908,714
-----------  -----------  ------------  ------------   -----------  -----------  -----------  -----------   -----------
$40,007,489  $96,764,824  $377,575,571  $362,733,739   $64,080,012  $15,008,301  $40,793,030  $11,396,949   $87,155,264
===========  ===========  ============  ============   ===========  ===========  ===========  ===========   ===========



                 TOTAL
             ---------------
             $1,697,134,336
                  6,084,665
                    408,650
             ---------------
              1,703,627,651
                 (2,007,966)
             ---------------
             $1,701,619,685
             ===============
             $1,672,404,952
                 29,214,733
             ---------------
             $1,701,619,685
             ===============

                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2000

                                                   NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                                          MONEY                    GROWTH AND                   U.S.
                          BOND INCOME    MARKET    MID CAP VALUE     INCOME      SMALL CAP   GOVERNMENT
                          SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                          -----------  ----------- -------------  ------------  -----------  -----------
INCOME
Dividends...............  $     --     $4,184,576  $      --      $  5,278,838  $ 1,316,580  $     --
EXPENSES
Mortality, expense risk
 and administrative
 charges (Note 3).......      796,913     569,034       385,226      1,730,409    1,267,046      297,255
                          -----------  ----------  ------------   ------------  -----------  -----------
Net investment income
 (loss).................     (796,913)  3,615,542      (385,226)     3,548,429       49,534     (297,255)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   (7,675,427)     --       (10,123,288)        73,594   24,293,924   (1,734,485)
  End of period.........     (244,553)     --        (1,391,796)   (15,694,769)  26,692,427    1,803,686
                          -----------  ----------  ------------   ------------  -----------  -----------
Net change in unrealized
 appreciation
 (depreciation).........    7,430,874      --         8,731,492    (15,768,363)   2,398,503    3,538,171
Net realized gain (loss)
 on investments.........       27,066      --            74,541          3,667      (18,958)       5,460
                          -----------  ----------  ------------   ------------  -----------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........    7,457,940      --         8,806,033    (15,764,696)   2,379,545    3,543,631
                          -----------  ----------  ------------   ------------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ 6,661,027  $3,615,542  $  8,420,807   $(12,216,267) $ 2,429,079  $ 3,246,376
                          ===========  ==========  ============   ============  ===========  ===========

-------
+ For the period May 1, 2000 (Commencement of Operations) through December 31, 2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.


                       See Notes to Financial Statements

                                NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------------  --------------------------
                            INTERNATIONAL
                 EQUITY        MAGNUM        VENTURE        BOND                   RESEARCH     LARGE CAP   INTERNATIONAL
 BALANCED        GROWTH       EQUITY++        VALUE     OPPORTUNITIES  INVESTORS   MANAGERS      GROWTH+       STOCK+
SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
-----------   ------------  -------------  -----------  ------------- ----------- -----------  -----------  -------------
$    36,012   $  4,408,824  $  1,230,877   $     --      $     --      $  5,794   $    10,765  $     --      $   87,979
    836,120      3,416,709       511,847     2,762,931       504,861     98,050       219,773       38,691      123,141
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
   (800,108)       992,115       719,030    (2,762,931)     (504,861)   (92,256)     (209,008)     (38,691)     (35,162)
 (4,699,658)    73,486,541    10,133,277    55,356,779    (6,573,540)   168,130       889,260      --            --
 (6,902,524)     8,563,117    (1,191,564)   84,058,988    (2,368,824)   233,969    (2,338,138)  (3,072,866)   1,629,801
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
 (2,202,866)   (64,923,424)  (11,324,841)   28,702,209     4,204,716     65,839    (3,227,398)  (3,072,866)   1,629,801
     25,204       (200,527)        4,911    (1,316,933)       60,020       (596)          (46)       9,198      474,632
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
 (2,177,662)   (65,123,951)  (11,319,930)   27,385,276     4,264,736     65,243    (3,227,444)  (3,063,668)   2,104,433
-----------   ------------  ------------   -----------   -----------   --------   -----------  -----------   ----------
$(2,977,770)  $(64,131,836) $(10,600,900)  $24,622,345   $ 3,759,875   $(27,013)  $(3,436,452) $(3,102,359)  $2,069,271
===========   ============  ============   ===========   ===========   ========   ===========  ===========   ==========
                 TOTAL
              -------------
              $ 16,560,245
                13,558,006
              -------------
                 3,002,239
               133,595,107
                89,776,954
              -------------
               (43,818,153)
                  (852,361)
              -------------
               (44,670,514)
              -------------
              $(41,668,275)
              =============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE YEAR ENDED DECEMBER 31, 2000

                                                   NEW ENGLAND ZENITH FUND
                         --------------------------------------------------------------------------------
                                                       MID CAP     GROWTH AND                    U.S.
                         BOND INCOME   MONEY MARKET     VALUE        INCOME      SMALL CAP    GOVERNMENT
                         SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                         ------------  ------------  -----------  ------------  ------------  -----------
FROM OPERATING
 ACTIVITIES
  Net investment income
   (loss)..............  $   (796,913) $  3,615,542  $  (385,226) $  3,548,429  $     49,534  $  (297,255)
  Net realized and
   unrealized gain
   (loss) on
   investments.........     7,457,940       --         8,806,033   (15,764,696)    2,379,545    3,543,631
                         ------------  ------------  -----------  ------------  ------------  -----------
   Net increase
    (decrease) in net
    assets resulting
    from operations....     6,661,027     3,615,542    8,420,807   (12,216,267)    2,429,079    3,246,376
FROM CONTRACT-RELATED
 TRANSACTIONS
  Purchase payments
   transferred from New
   England Life
   Insurance Company...    20,981,501    64,262,551   11,245,859    37,956,974    49,822,947    8,340,233
  Net transfers (to)
   from other sub-
   accounts............    (6,186,141)  (57,052,492)     973,171   (14,438,190)   24,184,686   (1,032,380)
  Net transfers to New
   England Life
   Insurance Company...    (8,889,624)  (10,741,668)  (3,494,101)  (17,948,170)  (11,620,987)  (3,973,856)
                         ------------  ------------  -----------  ------------  ------------  -----------
   Net Increase
    (decrease) in net
    assets resulting
    from contract-
    related
    transactions.......     5,905,736    (3,531,609)   8,724,929     5,570,614    62,386,646    3,333,997
                         ------------  ------------  -----------  ------------  ------------  -----------
  Net increase in net
   assets..............    12,566,763        83,933   17,145,736    (6,645,653)   64,815,725    6,580,373
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................    90,288,105    79,197,697   40,778,211   205,013,367   102,860,622   33,427,116
                         ------------  ------------  -----------  ------------  ------------  -----------
NET ASSETS, AT END OF
 THE PERIOD............  $102,854,868  $ 79,281,630  $57,923,947  $198,367,714  $167,676,347  $40,007,489
                         ============  ============  ===========  ============  ============  ===========

-------
+ For the period May 1, 2000 (Commencement of Operations) through December 31, 2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.


                       See Notes to Financial Statements

                                  NEW ENGLAND ZENITH FUND                                          METROPOLITAN SERIES FUND
 ------------------------------------------------------------------------------------------------- --------------------------
                              INTERNATIONAL
                   EQUITY        MAGNUM        VENTURE         BOND                    RESEARCH     LARGE CAP   INTERNATIONAL
   BALANCED        GROWTH       EQUITY++        VALUE      OPPORTUNITIES  INVESTORS    MANAGERS      GROWTH+       STOCK+
 SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
 -----------    ------------  -------------  ------------  ------------- -----------  -----------  -----------  -------------
 $   (800,108)  $    992,115  $    719,030   $ (2,762,931)  $  (504,861) $   (92,256) $  (209,008) $   (38,691)  $   (35,162)
   (2,177,662)   (65,123,951)  (11,319,930)    27,385,276     4,264,736       65,243   (3,227,444)  (3,063,668)    2,104,433
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
   (2,977,770)   (64,131,836)  (10,600,900)    24,622,345     3,759,875      (27,013)  (3,436,452)  (3,102,359)    2,069,271
   19,046,939    111,140,927    15,278,850     85,830,149    11,401,598    7,365,161   22,897,105   10,484,860    16,034,168
  (16,494,840)    22,908,629     1,588,988     17,371,367    (4,051,150)   2,328,944   17,030,505    4,152,400     8,716,503
  (10,943,978)   (36,849,018)  (65,542,960)   (27,249,947)   (6,863,007)    (703,591)  (1,608,417)    (137,952)   60,335,322
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
   (8,391,879)    97,200,538   (48,675,122)    75,951,569       487,441    8,990,514   38,319,193   14,499,308    85,085,993
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
  (11,369,649)    33,068,702   (59,276,022)   100,573,914     4,247,316    8,963,501   34,882,741   11,396,949    87,155,264
  108,134,473    344,506,869    59,276,022    262,159,825    59,832,696    6,044,800    5,910,289      --            --
 ------------   ------------  ------------   ------------   -----------  -----------  -----------  -----------   -----------
 $ 96,764,824   $377,575,571  $      --      $362,733,739   $64,080,012  $15,008,301  $40,793,030  $11,396,949   $87,155,264
 ============   ============  ============   ============   ===========  ===========  ===========  ===========   ===========
                    TOTAL
                ---------------
                $    3,002,239
                   (44,670,514)
                ---------------
                   (41,668,275)
                   492,089,822
                     --
                  (146,231,954)
                ---------------
                   345,857,868
                ---------------
                   304,189,593
                 1,397,430,092
                ---------------
                $1,701,619,685
                ===============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                            BOND         MONEY       MID CAP     GROWTH AND      SMALL
                           INCOME       MARKET        VALUE        INCOME         CAP
                         SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                         -----------  -----------  -----------  ------------  ------------
FROM OPERATING
 ACTIVITIES
  Net investment income
   (loss)..............  $ 5,895,185  $ 2,204,987  $   177,017  $ 24,641,870  $   (375,509)
  Net realized and
   unrealized gain
   (loss) on
   investments.........   (6,807,900)     --          (704,618)  (12,443,605)   23,503,434
                         -----------  -----------  -----------  ------------  ------------
   Net increase
    (decrease) in net
    assets resulting
    from operations....     (912,715)   2,204,987     (527,601)   12,198,265    23,127,925
FROM CONTRACT-RELATED
 TRANSACTIONS
  Purchase payments
   transferred from New
   England Life
   Insurance Company...   39,592,895   87,153,491   11,422,989    73,643,643    19,263,023
  Net transfers (to)
   from other sub-
   accounts............   (3,435,277) (40,727,745)  (4,763,885)   17,973,384    (5,127,343)
  Net transfers to New
   England Life
   Insurance Company...   (6,081,823)  (8,373,126)  (2,637,565)   (9,888,722)   (4,635,188)
                         -----------  -----------  -----------  ------------  ------------
   Net Increase
    (decrease) in net
    assets resulting
    from contract-
    related
    transactions.......   30,075,795   38,052,621    4,021,539    81,728,305     9,500,492
                         -----------  -----------  -----------  ------------  ------------
  Net increase in net
   assets..............   29,163,080   40,257,608    3,493,938    93,926,570    32,628,417
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   61,125,025   38,940,089   37,284,273   111,086,797    70,232,205
                         -----------  -----------  -----------  ------------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $90,288,105  $79,197,697  $40,778,211  $205,013,367  $102,860,622
                         ===========  ===========  ===========  ============  ============

--------
* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.


                       See Notes to Financial Statements

   U.S.                       EQUITY     INTERNATIONAL   VENTURE         BOND                    RESEARCH
GOVERNMENT     BALANCED       GROWTH     MAGNUM EQUITY    VALUE      OPPORTUNITIES INVESTORS*    MANAGERS*
SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
-----------  ------------  ------------  ------------- ------------  ------------- -----------  -----------  --------------
$ 1,714,281  $  5,548,829  $ 39,041,590   $  (199,276) $  3,125,096   $ 4,321,934  $    9,018   $  (20,063)  $   86,084,960
 (1,882,464)  (12,066,362)   33,036,178    10,405,765    27,390,192    (3,955,023)    271,958      719,124       57,466,679
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
   (168,183)   (6,517,533)   72,077,768    10,206,489    30,515,288       366,911     280,976      699,061      143,551,639
 11,676,892    36,915,088   105,766,344    14,380,644    82,196,529    14,472,208   3,188,388    2,588,796      502,260,930
   (375,655)   (8,372,542)   28,991,618     1,583,012    13,440,194    (4,639,463)  2,724,877    2,728,825         --
 (3,080,296)   (7,725,407)  (16,083,618)   (3,417,967)  (15,932,494)   (4,936,143)   (149,441)    (106,393)     (83,048,184)
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
  8,220,941    20,817,139   118,674,344    12,545,689    79,704,229     4,896,602   5,763,824    5,211,228      419,212,747
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
  8,052,757    14,299,606   190,752,112    22,752,178   110,219,517     5,263,513   6,044,800    5,910,289      562,764,385
 25,374,358    93,834,867   153,754,757    36,523,845   151,940,308    54,569,183      --           --          834,665,707
-----------  ------------  ------------   -----------  ------------   -----------  ----------   ----------   --------------
$33,427,116  $108,134,473  $344,506,869   $59,276,023  $262,159,825   $59,832,696  $6,044,800   $5,910,289   $1,397,430,092
===========  ============  ============   ===========  ============   ===========  ==========   ==========   ==============


                       See Notes to Financial Statements

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS.

  New England Variable Annuity Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on July 1, 1994 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS.

  The Account has fourteen investment sub-accounts as of December 31, 2000 each of which invests in the shares of one series of the New England Zenith Fund ("Zenith Fund") or one portfolio of the Metropolitan Series Fund ("Metropolitan Fund"). The series of the Zenith Fund and the Metropolitan Series Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund and the Metropolitan Series Fund are open-end management investment companies. The Account purchases or redeems shares of the fourteen Eligible Funds based on the amount of purchase payments invested in the Account, transfers among the sub-accounts, surrender payments, annuity payments and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISKS AND ADMINISTRATION CHARGES.

  Although variable annuity payments differ according to the investment performance of the Eligible Funds, they are not affected by mortality or expense experience because NELICO assumes the mortality and expense risks under the contracts. The mortality risk assumed by NELICO has two elements, a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk. The life annuity mortality risk results from a provision in the contract in which NELICO agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time that contracts are issued. Under deferred annuity contracts, NELICO also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of
(1) a guaranteed amount equal to the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date. The guaranteed amount in (1) above is recalculated at the specific contract anniversaries to determine whether a higher (but never a lower) guarantee will apply, based on the contract value at the time of recalculation. Death proceeds are reduced by any outstanding contract loan and, in certain states, by a premium tax charge. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative expenses provided for in the variable annuity contract may prove to be insufficient to cover the cost of those items.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED


  NELICO charges the Account for the mortality and expense risk NELICO assumes. Currently, the charges are made daily at an annual rate of 1.30% of the Account assets attributable to the American Growth Series individual variable annuity contracts (some of the American Growth Series contracts have a mortality and expense charge of 1.25%). For the American Forerunner Series, NELICO charges the Account an Asset-Based Insurance Charge as a percentage of average daily net assets of the subaccounts which varies depending on which Class and which death benefit is chosen. A maximum charge of 1.50% for the Standard Class; 1.85% for the Bonus Class (reduced by .35% after the expiration of the 9-year withdrawal charge period); 1.85% for the C Class; 1.75% for the L Class and 1.40% for the P Class (increased by 0.15% after annuitization) will be imposed. Additionally, NELICO imposed an additional 0.25% of average daily net assets on certain subaccounts for both the American Growth Series and American Forerunner Series contracts. NELICO also imposes an administration asset charge at an annual rate of .10% of the Account assets attributable to American Growth Series and an annual administration contract charge of $30 (not to exceed 2% of the total contract value) per contract against contract value in the Account for the American Growth Series, but this charge is waived for any contract year in which the contract value reaches certain amounts. For the American Forerunner Series, NELICO imposes a contract administrative fee at an annual rate of $30, per contract from each subaccount in the ratio that the contract value in the subaccounts bears to your total contract value. This charge may be waived on annuitization if contract value is more than $50,000. A premium tax charge applies to the contracts in certain states. For the American Forerunner Series, an additional charge may apply on certain Riders.

4. FEDERAL INCOME TAXES.

  For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. INVESTMENT ADVISERS.

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (previously TNE Advisers, Inc.) which is a subsidiary of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                          ADVISER                               SUB-ADVISER
        ------           -------------------------------------- ----------------------------------------
Back Bay Advisors Bond   New England Investment Management, LLC Back Bay Advisors, L.P.
Income
Back Bay Advisors Money  New England Investment Management, LLC Back Bay Advisors, L.P.
Market
Harris Oakmark Mid Cap   New England Investment Management, LLC Harris Associates L.P.
Value
Westpeak Growth and      New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Income
Loomis Sayles Small Cap  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Salomon Brothers U.S.    New England Investment Management, LLC Salomon Brothers Asset Management Inc
Government
Balanced                 New England Investment Management, LLC Wellington Management Company, LLP
Alger Equity Growth      New England Investment Management, LLC Fred Alger Management, Inc.
Davis Venture Value      New England Investment Management, LLC Davis Selected Advisers, L.P.
Salomon Brothers         New England Investment Management, LLC Salomon Brothers Asset Management Inc
Strategic Bond
Opportunities
MFS Investors            New England Investment Management, LLC Massachusetts Financial Services Company
MFS Research Managers    New England Investment Management, LLC Massachusetts Financial Services Company

  The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

  Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Effective May 1, 2001 and pursuant to a shareholders meeting in April, the investment adviser will change to be MetLife Advisers, LLC. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio. Putnam Investment Management, Inc. became the sub-investment manager on January 24, 2000. Prior to that time Santander Global Advisors, Inc. served as sub-investment manager.

6. INVESTMENT PURCHASES AND SALES.

  The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Back Bay Advisors Bond Income Series..............  $ 33,798,814 $ 28,672,221
   Back Bay Advisors Money Market Series.............   131,072,679  135,025,163
   Harris Oakmark Mid Cap Value Series...............    21,648,775   13,301,624
   Westpeak Growth and Income Series.................    61,104,548   57,211,010
   Loomis Sayles Small Cap Series....................    90,274,237   29,082,481
   Salomon Brothers U.S. Government Series...........    14,385,259   11,340,240
   Balanced Series...................................    28,316,566   37,564,587
   Alger Equity Growth Series........................   176,354,962   82,558,831
   Morgan Stanley International Magnum Equity Series.    39,483,518   28,400,620
   Davis Venture Value Series........................   130,376,379   57,094,901
   Salomon Brothers Strategic Bond Opportunities
    Series...........................................    17,645,736   17,630,800
   MFS Investors Series..............................    12,830,966    3,929,704
   MFS Research Managers.............................    45,991,878    7,869,866
   Putnam Large Cap Growth Portfolio +...............    16,666,265    2,194,044
   Putnam International Stock Portfolio +............    30,047,628    5,324,906

  --------
  +  For the period May 1, 2000 (Commencement of Operations) to December 31,
     2000.

7. ANNUITY RESERVES.

  For contracts payable on or after January 1, 1998, annuity reserves are computed according to the Annuity 2000 Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from NELICO.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED


8. INCREASES (DECREASES) IN ACCUMULATION UNITS.

  A summary of units outstanding for variable annuity contracts for the year ended December 31, 2000:

                       BOND            MONEY          MID CAP       GROWTH AND         SMALL           U.S.
                      INCOME          MARKET           VALUE          INCOME            CAP         GOVERNMENT       BALANCED
AGS                 SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
---               --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/99.......  14,185,135.5317 14,978,748.5421 16,341,180.8477 40,417,726.2362 30,704,661.1452 14,531,962.1889 44,497,204.0828
Units Purchased.   1,345,284.3817  7,415,807.0030  3,150,311.7700  4,621,044.2069  7,081,771.5490  1,589,058.2669  3,939,865.5835
Units Redeemed..   3,530,698.8768 11,438,298.8982  5,096,080.0797 11,164,727.8070  5,084,368.5327  3,965,954.6970 14,384,964.3390
                  --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/00.......  11,999,721.0366 10,956,256.6469 14,395,412.5380 33,874,042.6361 32,702,064.1615 12,155,065.7588 34,052,105.3273
                  =============== =============== =============== =============== =============== =============== ===============
Unit Value
 12/31/00.......           3.8650          2.2949          2.1202          2.8255          2.5347          1.4206         1.58310
                  =============== =============== =============== =============== =============== =============== ===============

                             EQUITY       INTERNATIONAL      VENTURE          BOND             MFS              MFS
                             GROWTH       MAGNUM EQUITY       VALUE       OPPORTUNITIES  INVESTORS SERIES RESEARCH MANAGER
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- ---------------- ----------------
Units Outstanding
 12/31/99............... 56,626,382.4624 27,369,194.8986 58,966,998.5569 30,999,990.3263  2,302,982.7788   1,846,793.2924
Units Purchased......... 10,186,534.2179  2,727,652.0450  5,345,681.1210  1,727,605.6926  2,549,470.6481   7,848,496.9274
Units Redeemed.......... 13,182,620.2110 30,096,846.9436  8,296,567.5507  7,215,431.3970  1,133,785.6288   1,461,792.7775
                         --------------- --------------- --------------- ---------------  --------------   --------------
Units Outstanding
 12/31/00............... 53,630,296.4693          0.0000 56,016,112.1272 25,512,164.6219  3,718,667.7981   8,233,497.4423
                         =============== =============== =============== ===============  ==============   ==============
Unit Value 12/31/00.....          3.1887          1.2676          3.0587          1.5269          1.0041           1.1287
                         =============== =============== =============== ===============  ==============   ==============

                      PUTNAM         PUTNAM
                    LARGE CAP     INTERNATIONAL
                   SUB-ACCOUNT     SUB-ACCOUNT
                  -------------- ---------------
Units
 Outstanding
 05/01/00.......     12,655.9364      4,246.4887
Units Purchased.  1,955,827.5035 32,995,581.9072
Units Redeemed..    223,470.6264  8,077,998.9541
                  -------------- ---------------
Units
 Outstanding
 12/31/00.......  1,745,012.8135 24,921,829.4418
                  ============== ===============
Unit Value
 12/31/00.......          0.7235          1.4940
                  ============== ===============

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED


                       BOND            MONEY          MID CAP       GROWTH AND         SMALL
                      INCOME          MARKET           VALUE          INCOME            CAP       U.S. GOVERNMENT    BALANCED
AGS 98              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
------            --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/99.......  10,828,514.0535 21,363,853.4941  6,533,739.7610 27,574,789.3153 11,468,962.5318 11,139,816.8193 21,660,900.0532
Units Purchased.   6,776,894.8140 36,970,539.5428  8,362,581.0704 14,069,735.6580 24,343,555.2720  7,796,705.0130 19,933,101.9020
Units Redeemed..   2,866,131.6011 34,538,024.6990  1,922,522.7060  5,172,575.6341  2,249,607.4083  2,879,283.9845 14,439,074.9674
                  --------------- --------------- --------------- --------------- --------------- --------------- ---------------
Units
 Outstanding
 12/31/00.......  14,739,277.2664 23,796,368.3379 12,973,798.1254 36,471,949.3392 33,562,910.3955 16,057,237.8478 27,154,926.9878
                  =============== =============== =============== =============== =============== =============== ===============
Unit Value
 12/31/00.......           3.8316          2.2751          2.1121          2.8147          2.5262          1.4162          1.5782
                  =============== =============== =============== =============== =============== =============== ===============

                                                                                               MFS             MFS
                             EQUITY       INTERNATIONAL      VENTURE          BOND          INVESTORS       RESEARCH
                             GROWTH       MAGNUM EQUITY       VALUE       OPPORTUNITIES      SERIES          MANAGER
                           SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                         --------------- --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/99............... 35,474,744.9082 14,099,019.4004 33,707,655.7372 10,479,843.9442  3,628,951.6287  3,132,604.2437
Units Purchased......... 35,287,653.6100 21,169,679.1000 40,388,180.3100  8,707,400.1527  9,882,168.2180 26,884,360.4796
Units Redeemed..........  5,781,491.0983 35,268,698.5004 11,327,159.7880  2,680,363.0340  2,274,340.2832  2,087,417.0726
                         --------------- --------------- --------------- --------------- --------------- ---------------
Units Outstanding
 12/31/00............... 64,980,907.4199         0.00000 62,768,676.2592 16,506,881.0629 11,236,779.5635 27,929,547.6507
                         =============== =============== =============== =============== =============== ===============
Unit Value 12/31/00.....          3.1789          1.2637          3.0493          1.5222          1.0033          1.1278
                         =============== =============== =============== =============== =============== ===============

                      PUTNAM          PUTNAM
                     LARGE CAP     INTERNATIONAL
                    SUB-ACCOUNT     SUB-ACCOUNT
                  --------------- ---------------
Units
 Outstanding
 05/01/00.......     121,074.2200     28,582.3500
Units Purchased.  20,366,299.5516 35,098,058.3354
Units Redeemed..   6,474,636.7762  1,547,789.8950
                  --------------- ---------------
Units
 Outstanding
 12/31/00.......  14,012,736.9954 33,578,850.7904
                  =============== ===============
Unit Value
 12/31/00.......           0.7232          1.4867
                  =============== ===============

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                 2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--CONTINUED

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                     YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on

                      NEW ENGLAND LIFE INSURANCE COMPANY
the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF NO. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for

                      NEW ENGLAND LIFE INSURANCE COMPANY
transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                         ----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $  --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $  --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $  --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $  --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF
     DECEMBER 31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320

LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029

LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383

LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                 ---------------------------------------------


PART C.    OTHER INFORMATION
           -----------------

ITEM 24.   Financial Statements and Exhibits

(a)  Financial Statements

     The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:

     Statement of Assets and Liabilities as of December 31, 2000.

     Statement of Operations for the year ended December 31, 2000.

     Statements of Changes in Net Assets for the years ended December 31, 2000 and 1999.

     Notes to Financial Statements.

     The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment to the Registration Statement on Form N-4:

     Consolidated Balance Sheets as of December 31, 2000 and 1999.

     Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2000, 1999, and 1998.

     Consolidated Statements of Equity for the years ended December 31, 2000, 1999 and 1998.

     Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998.


     Notes to Consolidated Financial Statements.

(b)  Exhibits

(1) Resolutions of Board of Directors of the Depositor (effective July 1, 1994) authorizing the Registrant are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

(2)  None.

(3) (i) Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4
(No. 33-85442) filed on May 1, 1998.


                                     III-1

   (ii) Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

   (iii) Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to Registration Statement on Form N-4 (No. 33-64879) filed on December 11, 1995.

   (iv) Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.



(4) (i) Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

   (ii) Forms of Endorsements (TSA, Simple IRA, Living Benefits and Section 1035 Exchange, Contract Loan, Roth IRA, 72(s) and IRA) are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

   (iii) Forms of Endorsement (Death Benefit, Contract Loan and Company Name Change) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (No. 33-85442) filed on June 30, 1998.

   (iv) Form of Endorsement (IRA) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 33-85442) filed on January 21, 1999.

   (v) Forms of Endorsement (Dollar Cost Averaging and 72(s)) are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 28, 1999.


    (vi) Form of Endorsements (TSA and Death Benefit) are incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 27, 2000.

    (vii) Form of Endorsement (Extension of Maturity Age- Pennsylvania) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 33-85442) filed on January 19, 2001.


    (viii) Endorsements (VE-AMF-1 (05/01) and VE-AMF-2 (05/01) Mortality and Expense Charge) are incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (No. 33-85422) filed on February 28, 2001.

(5) (i) Application is incorporated herein by reference to the Registration Statement on Form N-4 (33-64879) filed on December 11, 1995.

    (ii) Additional Application is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (No. 33-85442) filed on January 21, 1999.

                                     III-2

    (iii) Additional Application is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 27, 2000.

(6) (i) Copy of charter (Amended and restated Articles of Organization dated August 30, 1996 and effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (No. 33-85442) filed on April 30, 1997.

    (ii) Amended and restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 33-85442) filed on May 1, 1998.

    (iii) Amendments (dated December 2, 1998) to Amended and restated Articles of Organization are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (No. 33-85442) filed on
April 28, 1999.

    (iv) Amended and Restated By-Laws of New England Life Insurance Company (effective March 16, 2001) filed herewith.

(7)  None

(8) (i) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 2-80751) filed April 6, 2000.

    (ii) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 33-85442) filed on
January 19, 2001.

    (iii) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (No. 33-85442) filed on January 19, 2001.


    (iv) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., New England Securities Corporation and New England Life Insurance Company (to be filed by amendment).

    (v) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, New England Securities Corporation and New England Life Insurance Company (to be filed by amendment).

(9) Opinion and consent of Anne M. Goggin, Esq. filed herewith.


(10)(i)  Consent of Deloitte & Touche, LLP filed herewith.


    (ii) Consent of Sutherland Asbill & Brennan LLP filed herewith.

(11)  None

(12)  None

(13) Schedules of Computations for Performance Quotations are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (No. 33-85442) filed on June 30, 1998.

                                     III-3

(14) Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4 ( File No. 333-51676) filed on December 12, 2000.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

           Name and Principal                      Positions and Offices
            Business Address                          with Depositor

DIRECTORS:


James M. Benson*                                  Chairman of the Board of
New England Financial                             Directors, President,
501 Boylston Street                               Chief Executive Officer and
Boston, MA 02116                                  Director



Susan C. Crampton                                        Director
Principal
The Vermont Partnership
6 Tarbox Road
Jericho, VT 05465


Edward A. Fox                                            Director
81 Point Road
RRBox 67-15
Harborside, ME   04642

George J. Goodman                                        Director
Adam Smith's Global Television
50th Floor, Craig Drill Capital
General Motors Building
767 Fifth Street
New York, NY  10153

Dr. Evelyn E. Handler                                    Director
President
Merrimack Higher Education
Associates, Inc.
Ten Sterling Place
Bow, NH   03304-5216

Philip K. Howard, Esq.                                   Director
Partner
Covington & Burling
1330 Avenue of the Americas
New York, NY  10019


Bernard A. Leventhal                                     Director
Retired Vice Chairman
of the Board
Burlington Industries
1345 Avenue of the Americas
17th Floor
New York, NY  10105

                                     III-4

           Name and Principal                      Positions and Offices
            Business Address                          with Depositor


Thomas J. May                                            Director
Chairman and Chief Executive Officer
NSTAR
800 Boylston Street
Boston, MA 02199

Stewart G. Nagler                                        Vice Chairman of the
Metropolitan Life Insurance                              Board of Directors,
Company                                                  Chief Financial
One Madison Avenue                                       Officer and Director
New York, NY 10010


Catherine A. Rein                                        Director
President and Chief Executive Officer
Metropolitan Property and Casualty
700 Quaker Lane
Warwick, RI  02887


Rand N. Stowell                                          Director
President
Randwell Company
P. O. Box 60
Weld, ME  04285

Lisa M. Weber                                            Director
Executive Vice President
Human Resources
Metropolitan Life Insurance
Company
One Madison Avenue
New York, NY 10010

OFFICERS:

                                          Chairman of the Board of Directors,
                                          President, Chief Executive Officer
James M. Benson*                          and Director

David W. Allen*                           Senior Vice President

Pauline V. Belisle*                       Senior Vice President

Mary Ann Brown*                           President, New England Products and
                                          Services (a business unit of NELICO)

Anthony T. Candito*                       President, NEF Information Services
                                          and Chief Information Officer

Thom A. Faria*                            President, Career Agency System
                                          (a business unit of NELICO)

                                     III-5

Robert L. Ghegan                          Senior Vice President

Anne M. Goggin*                           Senior Vice President and
                                          General Counsel

Daniel D. Jordan*                         Second Vice President, Counsel,
                                          Secretary and Clerk

Alan C. Leland, Jr.*                      Senior Vice President

George J. Maloof*                         Senior Vice President

Kenneth D. Martinelli*                    Senior Vice President

Thomas W. McConnell*                      Senior Vice President

Hugh C. McHaffie*                         Senior Vice President

Stephen J. McLaughlin*                    Senior Vice President

Thomas W. Moore*                          Senior Vice President

David Y. Rogers*                          Executive Vice President,
                                          Chief Financial Officer
                                          and Chief Accounting Officer

John G. Small, Jr.*                       President, New England Services
                                          (a business unit of NELICO)


*The principal business address for each of the directors and officers is the same as New England Life Insurance Company's (NELICO), 501 Boylston Street, Boston, MA 02116-3700 except where indicated otherwise.

ITEM 26 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

    The registrant is a separate account of New England Life Insurance Company under Massachusetts Insurance law. New England Life Insurance Company is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:



                                     III-6

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                             AS OF APRIL 3, 2000


The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). It is expected that Metropolitan will become a wholly-owned subsidiary of MetLife, Inc. on or about April 7, 2000. MetLife, Inc. will become a publicly-traded company at that time. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (Delaware)

     1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

          a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (Rhode Island)
          c.   Metropolitan General Insurance Company (Rhode Island)
          d.   Metropolitan Direct Property and Casualty Insurance Company
               (Georgia)
          e.   Metropolitan P&C Insurance Services, Inc. (California)
          f.   Metropolitan Lloyds, Inc. (Texas)
          g.   Met P&C Managing General Agency, Inc. (Texas)

          h.   Economy Fire & Casualty Company
          i.   Economy Preferred Insurance Company
          j.   Economy Premier Assurance Company

     2.   Metropolitan Insurance and Annuity Company (Delaware)

          a.   MetLife Europe I, Inc. (Delaware)
          b.   MetLife Europe II, Inc. (Delaware)
          c.   MetLife Europe III, Inc. (Delaware)
          d.   MetLife Europe IV, Inc. (Delaware)
          e.   MetLife Europe V, Inc. (Delaware)

     3.   MetLife General Insurance Agency, Inc. (Delaware)

          a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
          b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
          c.   MetLife General Insurance Agency of Mississippi, Inc.
               (Mississippi)
          d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
          e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
          f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     4.   Metropolitan Asset Management Corporation (Delaware)

                    (a.) MetLife Capital, Limited Partnership (Delaware).
                         Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                         (i.) MetLife Capital Credit L.P. (Delaware).
                              Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                                 (1) MetLife Capital CFLI Holdings, LLC (DE)

                                       (a.) MetLife Capital CFLI Leasing, LLC
                                           (DE)

           b.  MetLife Financial Acceptance Corporation (Delaware).
               MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

           c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

           d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.


           e. MetLife Investment, S.A. 23rd Street Investment, Inc. holds one share of MetLife Investments Limited and MetLife Investments,
       S.A.


     5.   SSRM Holdings, Inc. (Delaware)

           a. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc.
                    (Massachusetts)

           b.   SSR Realty Advisors, Inc. (Delaware)

               i.   Metric Management Inc. (Delaware)
               ii.  Metric Property Management, Inc. (Delaware)

                    (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                    (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (California)
               iv.  Metric Assignor, Inc. (California)
               v.   SSR AV, Inc. (Delaware)

     6.   MetLife Holdings, Inc. (Delaware)

          a.   MetLife Funding, Inc. (Delaware)
          b.   MetLife Credit Corp. (Delaware)

     7.   Metropolitan Tower Realty Company, Inc. (Delaware)

     8.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)
          b.   Security First Insurance Agency, Inc. (MA)
          c.   Security First Insurance Agency, Inc. (NV)
          d.   Security First Group of Ohio, Inc. (OH)
          e.   Security First Financial, Inc. (DE)
          f.   Security First Investment Management Corporation (DE)
          g.   Security First Financial Agency, Inc. (TX)

      9.  Natiloportem Holdings, Inc. (Delaware)

          a. Services Administrativos Gen, S.A. de CV One Share of Servicos Administrativos Gen. S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

B.   Metropolitan Tower Life Insurance Company (Delaware)

C.   MetLife Security Insurance Company of Louisiana (Louisiana)

D.   MetLife Texas Holdings, Inc. (Delaware)

     1.   Texas Life Insurance Company (Texas)

          a.   Texas Life Agency Services, Inc. (Texas)

          b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.   MetLife Securities, Inc. (Delaware)

F.   23rd Street Investments, Inc. (Delaware)

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.   Seguros Genesis, S.A. (Spain)
     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

I.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.   Metropolitan Life Seguros de Vida S.A. (Argentina)

K.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.   Met Life Holdings Luxembourg (Luxembourg)

M.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.   MetLife International Holdings, Inc. (Delaware)

O.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.   Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.   MetLife (India) Ltd.

V.   Hyatt Legal Plans, Inc. (Delaware)

     1. Hyatt Legal Plans of Florida, Inc. (Fl)

W. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

X.   Metropolitan Realty Management, Inc. (Delaware)

     1.   Edison Supply and Distribution, Inc. (Delaware)
     2.   Cross & Brown Company (New York)

          a.   CBNJ, Inc. (New Jersey)

Y.   MetPark Funding, Inc. (Delaware)

Z.   Transmountain Land & Livestock Company (Montana)

AA.  Farmers National Company (Nebraska)

     1.   Farmers National Commodities, Inc. (Nebraska)

A.B.  MetLife Trust Company, National Association. (United States)
A.C.  Benefit Services Corporation (Georgia)
A.D.  G.A. Holding Corporation (MA)
A.E.  MetLife, Inc.
A.F.  CRH., Co, Inc. (MA)
A.G.  334 Madison Euro Investments, Inc.
A.H. Park Twenty Three Investments Company 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited
      a. Convent Stution Euro Investments Four Company 1% voting control of Convert Stution Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.
A.I.  L/C Development Corporation (CA)
A.J. One Madison Investments (Cayco) Limited 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.
A.K.  New England Portfolio Advisors, Inc. (MA)
A.L. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.M.  New England Life Mortgage Funding Corporation (MA)
A.N. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.O. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian
      Funding L.P.
A.P.  St. James Fleet Investments two Limited.

A.Q.  MetLife New England Holdings, Inc. (DE)
      1. Fulcrum Financial Advisors, Inc. (MA)
      2. New England Life Insurance Company (MA)
         a. New England Life Holdings, Inc. (DE)
            i.   New England Securities Corporation (MA)
                 (1) Hereford Insurance Agency, Inc. (MA)
                 (2) Hereford Insurance Agency of Alabama, Inc. (AL)
                 (3) Hereford Insurance Agency of Minnesota, Inc. (MN)
                 (4) Hereford Insurance Agency of Ohio, Inc. (OH)
                 (5) Hereford Insurance Agency of New Mexico, Inc. (NM)
                 (6) Hereford Insurance Agency of Wyoming, Inc.
                 (7) Hereford Insurance Agency of Oklahoma, Inc.

            ii.  TNE Information Services, Inc. (MA)
                 (1) First Connect Insurance Network, Inc. (DE)
                 (2) Interative Financial Solutions, Inc. (MA)
            iii. N.L. Holding  Corp. (Del)(NY)
                 (1) Nathan & Lewis Securities, Inc. (NY)
                 (2) Nathan & Lewis Associates, Inc. (NY)
                       (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)
                       (b) Nathan and Lewis Associates of Texas, Inc. (TX)
                 (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
                 (4) Nathan & Lewis of Nevada, Inc. (NV)
                 (5) Nathan and Lewis Associates Ohio, Incorporated (OH)

            iv.  New England Securities Corporation
             v.  New England Investment Management Inc.


         b. Exeter Reassurance Company, Ltd. (MA)
         c. Omega Reinsurance Corporation (AZ)
         d. New England Pension and Annuity Company (DE)
         e. Newbury Insurance Company, Limited (Bermuda)

A.R.   General American Life
       1.    General American Life Insurance Company
     a.    GenAm Benefits Life Insurance Company
     b.    Paragon Life Insurance Company
             c.    Security Equity Life Insurance Company
             d.    Cova Corporation
                   i.    Cova Financial Services Life Insurance Company
         (1)    Cova Financial Life Insurance Company
                         (2)    First Cova Life Insurance Company
                   ii.   Cova Investment Advisory Corporation
                         (1)    Cova Investment Advisory Corporation
                 (2)    Cova Investment Allocution Corporation
                         (3)    Cova Life Sales Company
                (4)    Cova Life Administration Services Company
             e.    General Life Insurance Company
                   i.    General Life Insurance Company of America
             f.    Equity Intermediary Company
                   i.    Reinsurance Group of America, Incorporated
       1.    Reinsurance Company of Missouri Incorporated
             a.    RGA Reinsurance Company
             b.    Fairfield Management Group, Inc.
                   i.    Reinsurance Partners, Inc.
                   ii.   Great Rivers Reinsurance Management, Inc.
                   iii.  RGA (U.K.) Underwriting Agency Limited
       2.    Triad Re, Ltd
       3.    RGA Americas Reinsurance Company, Ltd.
       4.    RGA Reinsurance Company (Barbados) Ltd.
             (a)   RGA/Swiss Financial Group, L.L.C.
       5.    RGA International Ltd.
             (a)   RGA Financial Products Limited
             (b)   RGA Canada Management Company, Ltd.
                   (i)   RGA Life Reinsurance Company of Canada
       6.    Benefit Resource Life Insurance Company (Bermuda) Ltd.
       7.    RGA Holdings Limited
             (a)   RGA Managing Agency Limited
             (b)   RGA Capital Limited
       8.    RGA South African Holdings (Pty) Ltd.
             (a)   RGA Reinsurance Company of South Africa Limited
       9.    RGA Australian Holdings Pty Limited
             (a)   RGA Reinsurance Company of Australia Limited
       10.   General American Argentina Seguros
       11.   RGA Argentina, S.A.
       12.   RGA Sudamerica, S.A.
             (a)   RGA Reinsurance
             (b)   BHIF American Seguros de Vida, S.A.

       g.    GenAm Holding Company
             i.    NaviSys Incorporated
             ii.   NaviSys Illustration Solutions, Inc.
             iii.  NaviSys Asia Pacifica Limited
             iv.   NaviSys de Mexico S.A. de C.V.
                   99% of the shares of NaviSys de Mexico S.A. de C.V. are held by NaviSys Incorporated and 1% is held by General American Life Insurance Company.
             v.    NaviSys Enterprise Solutions, Inc.
             vi.   Red Oak Realty Company
             vii.  White Oak Royalty Company
             viii. GenMark Incorporated
                   (a)   Stan Mintz Associates, Inc.
                   (b)   GenMark Insurance Agency of Alabama, Inc.
                   (c)   GenMark Insurance Agency of Massachusetts, Inc.
                   (d)   GenMark Insurance Agency of Ohio, Inc.
                   (e)   GenMark Insurance Agency of Texas, Inc.
             ix.   Conning Corporation
                   (a)   Conning, Inc.
                         (i)    Conning & Company
                   (1)   Conning Asset Management Company

       2.    Collaborative Strategies, Inc.
       3.    Virtual Finances.Com, Inc.
       4.    Missouri Reinsurance (Barbados) Inc.
       5.    GenAmerican Capital I
       6.    GenAmerican Management
       7.    Walnut Street Securities, Inc.
             a.    WSS Insurance Agency of Alabama, Inc.
             b.    WSS Insurance Agency of Massachusetts, Inc.
             c.    WSS Insurance Agency of Ohio, Inc.
             d.    WSS Insurance Agency of Texas, Inc.
             e.    Walnut Street Advisers, Inc.

      3. Nvest Corporation (MA)
         a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.
         b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnerhship interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
               i. Nvest Holdings, Inc. (DE)
           (1)     Back Bay Advisors, Inc. (MA)
               (a) Back Bay Advisors, L.P. (DE)
                   Back Bay Advisors, Inc.
                   holds a 1% general partner
                   interest and NEIC
                   Holdings, Inc. holds a 99%
                   limited partner interest
                   in Back Bay Advisors, L.P.
           (2)     R & T Asset Management, Inc. (MA)
               (a) Reich & Tang Distributors, Inc. (DE)
               (b) Reich & Tang Asset Management
                   R & T Asset Management, Inc.
                   holds a 0.5% general partner interest and
                   NEIC Holdings, Inc. hold a 99.5% limited
                   partner interest in       &
                   Asset Management, L.P.
               (c) Reich & Tang Services, Inc. (DE)

           (3)     Loomis, Sayles & Company, Inc. (MA)
               (a) Loomis Sayles & Company, L.P. (DE)
                   Loomis Sayles & Company, Inc.
                   holds a 1% general partner interest and
                   R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
                   Company, L.P.
           (4)     Westpeak Investment Advisors, Inc. (MA)
               (a) Westpeak Investment Advisors, L.P. (DE)
                   Westpeak Investment Advisors, Inc.
                   holds a 1% general partner interest and
                   Reich & Tang holds a 99% limited
                   partner interest in Westpeak Investment
                   Advisors, L.P.
                               (i) Westpeak Investment Advisors Australia
                                   Limited Pty.
           (5)     Vaughan, Nelson Scarborough & McCullough (DE)
               (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                   VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson
                   Scarborough & McCullough, L.P.

                               (i)  VNSM Trust Company

           (6)     MC Management, Inc. (MA)
               (a) MC Management, L.P. (DE)
                   MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
                   holds a 99% limited partner interest in MC
                   Management, L.P.
           (7)     Harris Associates, Inc. (DE)
               (a) Harris Associates Securities L.P. (DE)
                   Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates
                   Securities, L.P.
               (b) Harris Associates L.P. (DE)
                   Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.
                              (i)  Harris Partners, Inc. (DE)
                              (ii) Harris Partners L.L.C. (DE)
                                   Harris Partners, Inc. holds a 1%
                                   membership interest and
                                   Harris Associates L.P. holds a 99%
                                   membership interest in Harris Partners L.L.C.
                                  (1) Aurora Limited Partnership (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (2) Perseus Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest

                                  (3) Pleiades Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general partner interest

                                  (4) Stellar Partners L.P. (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (5) SPA Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest
           (8)     Graystone Partners, Inc. (MA)
               (a) Graystone Partners, L.P. (DE)
                   Graystone Partners, Inc. holds a 1%
                   general partner interest and New England
                   NEIC Operating Partnership, L.P.
                   holds a 99% limited partner interest in
                   Graystone Partners, L.P.

           (9)     NEF Corporation (MA)
               (a) New England Funds, L.P. (DE) NEF Corporation holds a
                   1% general partner interest and NEIC Operating
                   Partnership, L.P. holds a 99% limited
                   partner interest in New England Funds, L.P.
               (b) New England Funds Management, L.P. (DE) NEF
                   Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds
                   Management, L.P.
          (10)     New England Funds Service Corporation
          (11)     AEW Capital Management, Inc. (DE)
               (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.
     ii.     Nvest Associates, Inc.
    iii.     Snyder Capital Management, Inc.
         (1) Snyder Capital Management, L.P. NEIC Operating
             Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.
     iv.     Jurika & Voyles, Inc.
         (1) Jurika & Voyles, L.P NEIC Operating Partnership,
             L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.
      v.     Capital Growth Management, L.P. (DE)
             NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
     vi.     Nvest Partnerships, LLC ( )

    vii.     AEW Capital Management L.P. (DE)
             New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
             (1) AEW II Corporation (  )
             (2) AEW Partners III, Inc. (   )
             (3) AEW TSF, Inc. (   )
             (4) AEW Exchange Management, LLC
             (5) AEWPN, LLC (   )
     (6) AEW Investment Group, Inc. (MA)
         (a) Copley Public Partnership Holding, L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership
             Holding, L.P.
         (b) AEW Management and Advisors L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
            ii. AEW Real Estate Advisors, Inc. (MA)
                1.     AEW Advisors, Inc. (MA)
                2.     Copley Properties Company, Inc. (MA)
                3.     Copley Properties Company II, Inc. (MA)
                4.     Copley Properties Company III, Inc. (MA)
                5.     Fourth Copley Corp. (MA)
                6.     Fifth Copley Corp. (MA)
                7.     Sixth Copley Corp. (MA)
                8.     Seventh Copley Corp. (MA).
                9.     Eighth Copley Corp. (MA).
               10.     First Income Corp. (MA).
               11.     Second Income Corp. (MA).
               12.     Third Income Corp. (MA).
               13.     Fourth Income Corp. (MA).
               14.     Third Singleton Corp. (MA).
               15.     Fourth Singleton Corp. (MA)
               16.     Fifth Singleton Corp. (MA)
               17.     Sixth Singleton Corp. (MA).
               18.     BCOP Associates L.P. (MA)
                       AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
            ii. CREA Western Investors I, Inc. (MA)
                1. CREA Western Investors I, L.P. (DE)
                   CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
           iii. CREA Investors Santa Fe Springs, Inc. (MA)

     (7) Copley Public Partnership Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

     (8) AEW Real Estate Advisors, Limited Partnership (MA)
         AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
     (9) AEW Hotel Investment Corporation (MA)
        (a.) AEW Hotel Investment, Limited Partnership (MA)
             AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.
    (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
         AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

A.R.   General American Life
       1.    General American Life Insurance Company
     a.    GenAm Benefits Life Insurance Company
     b.    Paragon Life Insurance Company
             c.    Security Equity Life Insurance Company
             d.    Cova Corporation
                   i.    Cova Financial Services Life Insurance Company
         (1)    Cova Financial Life Insurance Company
                         (2)    First Cova Life Insurance Company
                   ii.   Cova Investment Advisory Corporation
                         (1)    Cova Investment Advisory Corporation
                 (2)    Cova Investment Allocution Corporation
                         (3)    Cova Life Sales Company
                (4)    Cova Life Administration Services Company
             e.    General Life Insurance Company
                   i.    General Life Insurance Company of America
             f.    Equity Intermediary Company
                   i.    Reinsurance Group of America, Incorporated
       1.    Reinsurance Company of Missouri Incorporated
             a.    RGA Reinsurance Company
             b.    Fairfield Management Group, Inc.
                   i.    Reinsurance Partners, Inc.
                   ii.   Great Rivers Reinsurance Management, Inc.
                   iii.  RGA (U.K.) Underwriting Agency Limited
       2.    Triad Re, Ltd
       3.    RGA Americas Reinsurance Company, Ltd.
       4.    RGA Reinsurance Company (Barbados) Ltd.
             (a)   RGA/Swiss Financial Group, L.L.C.
       5.    RGA International Ltd.
             (a)   RGA Financial Products Limited
             (b)   RGA Canada Management Company, Ltd.
                   (i)   RGA Life Reinsurance Company of Canada
       6.    Benefit Resource Life Insurance Company (Bermuda) Ltd.
       7.    RGA Holdings Limited
             (a)   RGA Managing Agency Limited
             (b)   RGA Capital Limited
       8.    RGA South African Holdings (Pty) Ltd.
             (a)   RGA Reinsurance Company of South Africa Limited
       9.    RGA Australian Holdings Pty Limited
             (a)   RGA Reinsurance Company of Australia Limited
       10.   General American Argentina Seguros
       11.   RGA Argentina, S.A.
       12.   RGA Sudamerica, S.A.
             (a)   RGA Reinsurance
             (b)   BHIF American Seguros de Vida, S.A.

       g.    GenAm Holding Company
             i.    NaviSys Incorporated
             ii.   NaviSys Illustration Solutions, Inc.
             iii.  NaviSys Asia Pacifica Limited
             iv.   NaviSys de Mexico S.A. de C.V.
                   99% of the shares of NaviSys de Mexico S.A. de C.V. are held by NaviSys Incorporated and 1% is held by General American Life Insurance Company.
             v.    NaviSys Enterprise Solutions, Inc.
             vi.   Red Oak Realty Company
             vii.  White Oak Royalty Company
             viii. GenMark Incorporated
                   (a)   Stan Mintz Associates, Inc.
                   (b)   GenMark Insurance Agency of Alabama, Inc.
                   (c)   GenMark Insurance Agency of Massachusetts, Inc.
                   (d)   GenMark Insurance Agency of Ohio, Inc.
                   (e)   GenMark Insurance Agency of Texas, Inc.
             ix.   Conning Corporation
                   (a)   Conning, Inc.
                         (i)    Conning & Company
                   (1)   Conning Asset Management Company

       2.    Collaborative Strategies, Inc.
       3.    Virtual Finances.Com, Inc.
       4.    Missouri Reinsurance (Barbados) Inc.
       5.    GenAmerican Capital I
       6.    GenAmerican Management
       7.    Walnut Street Securities, Inc.
             a.    WSS Insurance Agency of Alabama, Inc.
             b.    WSS Insurance Agency of Massachusetts, Inc.
             c.    WSS Insurance Agency of Ohio, Inc.
             d.    WSS Insurance Agency of Texas, Inc.
             e.    Walnut Street Advisers, Inc.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various's ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS

     As of March 31, 2001, there were 15,621 owners of tax-qualified Contracts and 15,142 owners of non-qualified Contracts (to be filed by Amendment).

ITEM 28. INDEMNIFICATION

     The Depositor's parent, Metropolitan Life Insurance Company ("Metropolitan Life") has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and New England Securities Corporation, the Registrant's principal underwriter (the "Underwriter"), as well as certain other subsidiaries of Metropolitan Life are covered. A provision in Metropolitan Life's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter. A provision in the Depositor's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers or employees of the Depositor.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers or controlling persons (if any) of the Underwriter or Depositor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable.

     In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor or Underwriter of expenses incurred or paid by a director, officer or controlling person of the Depositor or Underwriter in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor or Underwriter will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Zenith Fund
     New England Variable Annuity Fund I
     New England Variable Life Separate Account
     New England Life Retirement Investment Account
     The New England Variable Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                     III-7

             Name                    Positions and Offices with          Positions and Offices with
                                       Principal Underwriter                     Registrant
Thomas W. McConnell*            Chairman of the Board of Directors,                 None
                                President, Chief Executive Officer
                                and Director
Steven J. Brash***              Assistant Treasurer                                 None
Mary M. Diggins**               Vice President, General Counsel,                    None
                                Secretary and Clerk
Johannes Etwaroo*               Vice President of Operations                        None
Thom A. Faria**                 Director                                            None
Anne M. Goggin**                Director                                            None
Gregory M. Harrison***          Assistant Treasurer                                 None
Laura A. Hutner*                Vice President                                      None
Mitchell A. Karman**            Vice President                                      None
Rebecca Kovatch*                Field Vice President                                None
Joanne Logue**                  Vice President                                      None
Genevieve Martin*               Field Vice President                                None
John Peruzzi*                   Assistant Vice President and                        None
                                Controller
Robert F. Regan**               Vice President                                      None
Jonathan M. Rozek*              Vice President                                      None
Michael E. Toland*              Vice President, Chief Compliance                    None
                                Officer, Chief Financial Officer,
                                Treasurer, Assistant Secretary and
                                Assistant Clerk


Principal Business Address:           *399 Boylston Street, Boston, MA 02116
                                     **501 Boylston Street, Boston, MA 02116
                                    ***MetLife - One Madison Avenue, New York, NY, 10010


     (c)

       (1)                  (2)                   (3)                  (4)                  (5)
Name of Principal    Net Underwriting
 Underwriter           Discounts and       Compensation on          Brokerage
                        Commissions           Redemption           Commissions          Compensation


New England
 Securities           $15,592,946.34               0                     0                     0
 Corporation


                                     III-8

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant

     (b) State Street Bank & Trust Company
         225 Franklin Street Boston
         Massachusetts  02110

     (c) New England Securities Corporation
         399 Boylston Street
         Boston, Massachusetts 02116

     (d) New England Life Insurance Company
         501 Boylston Street
         Boston, Massachusetts  02116

ITEM 31. MANAGEMENT SERVICES

     Not applicable

ITEM 32. UNDERTAKINGS

Registrant hereby makes the following undertakings:

     (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request;

                                     III-9

     (4) To offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

     (5) To comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                     III-10

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April, 2001.

                     New England Variable Annuity Separate Account
                        (Registrant)

                     By: New England Life Insurance Company
                         (Depositor)


                     By: /s/ Anne M. Goggin
                         ------------------
                         Anne M. Goggin, Esq.
                         Senior Vice President
                         and General Counsel


Attest:     /s/  Michele H. Abate
            ---------------------
            Michele H. Abate
            Assistant Secretary



                                     III-11

                                SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 26th day of April, 2001.


                     NEW ENGLAND LIFE INSURANCE COMPANY



                     By:/s/ Anne M. Goggin
                        ------------------
                        Anne M. Goggin, Esq.
                        Senior Vice President
                        and General Counsel
Attest:

       /s/  Michele H. Abate
       -----------------------------
            Michele H. Abate
            Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons, in the capacities indicated, on April 26, 2001.



       *                                                     Chairman, President and
-------------------------------------------------            Chief Executive Officer
James M. Benson


      *                                                             Director
-------------------------------------------------
Susan C. Crampton

      *                                                             Director
-------------------------------------------------
Edward A. Fox

      *                                                             Director
-------------------------------------------------
George J. Goodman

      *                                                             Director
-------------------------------------------------
Evelyn E. Handler

      *                                                             Director
-------------------------------------------------
Philip K. Howard

      *                                                             Director
-------------------------------------------------
Bernard A. Leventhal


                                     III-12



     *                                                              Director
-------------------------------------------------
Thomas J. May

      *                                                             Director
-------------------------------------------------
Stewart G. Nagler

      *                                                             Director
-------------------------------------------------
Catherine A. Rein

      *                                                Executive Vice President and Chief
-------------------------------------------------    Financial Officer and Chief Accounting
David Y. Rogers                                                      Officer


      *                                                             Director
-------------------------------------------------
Rand N. Stowell

                                                                    Director
      *
-------------------------------------------------
Lisa M. Weber


By: /s/ Marie C. Swift
    ------------------------
    Marie C. Swift, Esq.
    Attorney-in-fact
    April 26, 2001



* New England Life Insurance Company. Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with the Registration Statement on Form N-4 (File No. 333-51676) filed on December 12, 2000.

                                     III-13

                                 Exhibit Index


(6) (iv) Amended and Restated By-Laws of New England Life Insurance Company

(9) Opinion and Consent of Anne M. Goggin, Esq.

(10) (i)  Consent of Deloitte & Touche LLP.

     (ii) Consent of Sutherland Asbill & Brennan LLP.


                                     III-1